    As filed with the Securities and Exchange Commission on August 20, 2003

                                              1933 Act Registration No. 33-19338
                                             1940 Act Registration No. 811-05426


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                       X
      Pre-Effective Amendment No. __

      Post-Effective Amendment No. 64                                         X


                                     and/or



REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940               X
      Amendment No. 65


                    (Check appropriate box or box or boxes.)

                              AIM INVESTMENT FUNDS
                              --------------------
               (Exact name of Registrant as Specified in Charter)

                11 Greenway Plaza, Suite 100, Houston, TX 77046
              --------------------------------------------------
             (Address of Principal Executive Offices)  (Zip Code)

      Registrant's Telephone Number, including Area Code:  (713) 626-1919
                                                           --------------

                                Robert H. Graham
                          11 Greenway Plaza, Suite 100
                              Houston, Texas 77046
                     --------------------------------------
                     (Name and Address of Agent of Service)

                                    Copy to:


P. Michelle Grace                                Martha J. Hays, Esq.
A I M Advisors, Inc.                  Ballard Spahr Andrews & Ingersoll, LLP
11 Greenway Plaza, Suite 100               1735 Market Street, 51st Floor
Houston, Texas 77046                   Philadelphia, Pennsylvania  19103-7599




Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Amendment.


It is proposed that this filing will become effective (check appropriate box)

      immediately upon filing pursuant to paragraph (b)
  ---


      on (date) pursuant to paragraph (b)
  ---


      60 days after filing pursuant to paragraph (a)(1)
  ---

      on (date), pursuant to paragraph (a)(1)
  ---


   X  75 days after filing pursuant to paragraph (a)(2)
  ---



      on (date) pursuant to paragraph (a)(2) of rule 485.
  ---


If appropriate, check the following box:

      This post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                  SUBJECT TO COMPLETION--DATED AUGUST 20, 2003
                     AIM TRIMARK ENDEAVOR FUND

                     November 4, 2003




                     Prospectus

                     AIM Trimark Endeavor Fund seeks to provide long-term growth of capital.

                     --------------------------------------------------------

                     This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                                 --Servicemark--             --Servicemark--

                          ----------------------------
                           AIM TRIMARK ENDEAVOR FUND
                          ----------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE                        2
------------------------------------------------------
Fee Table                                            2

Expense Example                                      2

FUND MANAGEMENT                                      3
------------------------------------------------------
The Advisors                                         3

Advisor Compensation                                 3

Portfolio Managers                                   3

OTHER INFORMATION                                    3
------------------------------------------------------
Sales Charges                                        3

Dividends and Distributions                          3
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-4

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                 A-10

Taxes                                             A-11

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of AIM Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                          ----------------------------
                           AIM TRIMARK ENDEAVOR FUND
                          ----------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 65% of its net assets in marketable equity securities, including convertible securities, of mid-capitalization companies. The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap--Registered Trademark-- Index are considered representative of medium-sized companies.

    The fund may also invest up to 10% of its total assets in investment-grade debt securities, U.S. Government securities and high-quality money market instruments. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

    Under normal conditions, the top ten holdings may comprise up to 50% of the fund's total assets. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting securities, the portfolio managers seek to identify companies that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating companies, the portfolio managers emphasize several factors such as the quality of the company's management team, their commitment to securing a competitive advantage, and the company's sustainable growth potential. The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more compelling investment opportunity exists, 2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in management strategy of the company, or 4) there has been a fundamental negative change in competitive environment.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The values of the convertible securities in which the fund may invest will also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                          ----------------------------
                           AIM TRIMARK ENDEAVOR FUND
                          ----------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
-----------------------------------------------------------------------------------
(fees paid directly from
your investment)                           CLASS A      CLASS B   CLASS C   CLASS R
-----------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                             5.50%        None      None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                          None(1,2)   5.00%     1.00%      None(3)
-----------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                          CLASS A   CLASS B   CLASS C   CLASS R
--------------------------------------------------------------------------------
Management Fees                             0.80%     0.80%     0.80%     0.80%

Distribution and/or
Service (12b-1) Fees                        0.35      1.00      1.00      0.50

Other Expenses(5)                           0.73      0.73      0.73      0.73

Total Annual Fund
Operating Expenses                          1.88      2.53      2.53      2.03
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Other Expenses are based on estimated amounts for the current fiscal year.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS
-----------------------------------------------------------
Class A                                     $730    $1,108
Class B                                      756     1,088
Class C                                      356       788
Class R                                      206       637
-----------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS
-----------------------------------------------------------
Class A                                     $730    $1,108
Class B                                      256       788
Class C                                      256       788
Class R                                      206       637
-----------------------------------------------------------

                          ----------------------------
                           AIM TRIMARK ENDEAVOR FUND
                          ----------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Funds Management Inc. (the subadvisor) is located at 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor since 1981. Today, the advisor, together with its subsidiaries, advises or manages over [190] investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

The advisor is to receive a fee from the fund calculated at the annual rate of 0.80% of average daily net assets.

PORTFOLIO MANAGERS

The subadvisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Geoff MacDonald, (lead manager), Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the subadvisor and/or its affiliates since 1998.

- Jeff Hyrich, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the subadvisor and/or its affiliates since 1999. From 1997 to 1999, he was an investment analyst with Ontario Teachers' Pension Plan Board.

    More information on the fund's management team may be found on our website (http://www.aiminvestments.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Trimark Endeavor Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B              CLASS C              CLASS R              INVESTOR CLASS(6)
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(5)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(4)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $250,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM Fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

(6) As of July 21, 2003 Investor Class shares of AIM Blue Chip Fund, AIM European Growth Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Money Market Fund, AIM Municipal Bond Fund, AIM Real Estate Fund and AIM Tax-Exempt Cash Fund have not commenced operations.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

       If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares). The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing plans, 401(k)     $  0 ($25 per AIM Fund investment for           $25
plans, Simplified Employee Pension (SEP) accounts, Salary           salary deferrals from Savings
Reduction (SARSEP) accounts, Savings Incentive Match Plans          Plans)
for Employee IRA (Simple IRA) accounts, 403(b) or 457 plans)

Systematic Purchase Plan                                         50                                             25(1)

IRA, Education IRA or Roth IRA                                  250                                             50

All other accounts                                              500(2)                                          50
-------------------------------------------------------------------------------------------------------------------------


(1) $50 for Investor Class shares.

(2) $1,000 for Investor Class shares.

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, A I M Fund    from your confirmation statement to the
                                       Services, Inc., P.O. Box 4739, Houston,    transfer agent.
                                       TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line. You may place your order after
                                                                                  you have provided the bank instructions
                                                                                  that will be requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

As of July 21, 2003, Investor Class shares of certain funds that intend to offer such shares have not commenced operations (for a listing of funds that intend to offer Investor Class shares see the "Choosing a Share Class" section of your prospectus). Once operations commence, Investor Class shares of such funds may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) INVESCO Funds directors, employees of AMVESCAP PLC and its subsidiaries.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; and (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

$1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                     Fund(1)                             Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line. You will be allowed
                                   to redeem by telephone if (1) the proceeds
                                   are to be mailed to the address on record
                                   (if there has been no change communicated to
                                   us within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM Fund; or

(8) Class A or A3 shares of an AIM Fund for Investor Class shares of any AIM Fund as long as you own Investor Class shares of any AIM Fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM Fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) one another;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (c) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003; or

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and
- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--07/03

                          ----------------------------
                           AIM TRIMARK ENDEAVOR FUND
                          ----------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM TRIMARK ENDEAVOR FUND
 SEC 1940 Act file number: 811-05426
------------------------------------

AIMinvestments.com                  [AIF-  ]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION
IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                  SUBJECT TO COMPLETION--DATED AUGUST 20, 2003
                     AIM TRIMARK FUND

                     November 4, 2003

                     Prospectus

                     AIM Trimark Fund seeks to provide long-term growth of capital.

                     --------------------------------------------------------

                     This prospectus contains important information about the Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     An investment in the fund:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                             ---------------------
                                AIM TRIMARK FUND
                             ---------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             1
------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3

Expense Example                                      3

FUND MANAGEMENT                                      4
------------------------------------------------------
The Advisors                                         4

Advisor Compensation                                 4

Portfolio Managers                                   4

OTHER INFORMATION                                    4
------------------------------------------------------
Sales Charges                                        4

Dividends and Distributions                          4
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-4

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                 A-10

Taxes                                             A-11

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of AIM Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                             ---------------------
                                AIM TRIMARK FUND
                             ---------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective generally by investing, normally, at least 75% of its net assets in marketable equity securities of medium- and large-sized companies, including convertible securities, of domestic issuers and foreign issuers. The fund will normally invest in the securities of companies located in at least three countries, including the United States.

    The fund emphasizes investment in companies in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin. The fund may also invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

    The fund may invest up to 10% of its total assets in investment-grade debt securities, U.S. Government securities and high-quality money market investments. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

    Under normal conditions, the top ten holdings may comprise up to 50% of the fund's total assets. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting securities, the portfolio managers seek to identify companies that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating companies, the portfolio managers emphasize several factors such as the quality of the company's management team, their commitment to securing a competitive advantage, and the company's sustainable growth potential. The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more compelling investment opportunity exists, 2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in management strategy of the company, or 4) there has been a fundamental negative change in competitive environment.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

    The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these

                             ---------------------
                                AIM TRIMARK FUND
                             ---------------------

securities could significantly affect the value of your investment in the fund.

    The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                             ---------------------
                                AIM TRIMARK FUND
                             ---------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
------------------------------------------------------------------------------
(fees paid directly from
your investment)                               CLASS A       CLASS B   CLASS C   CLASS R
----------------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                                 5.50%         None      None      None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                              None(1,2)     5.00%     1.00%    None(3)
----------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
----------------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                                  CLASS A   CLASS B   CLASS C   CLASS R
----------------------------------------------------------------------------------------
Management Fees                                      0.85%     0.85%     0.85%     0.85%

Distribution and/or Service (12b-1) Fees             0.35      1.00      1.00      0.50

Other Expenses(5)                                    0.73      0.73      0.73      0.73

Total Annual Fund Operating Expenses                 1.93      2.58      2.58      2.08

----------------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Other Expenses are based on estimated amounts for the current fiscal year.


You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS
-----------------------------------------------------------
Class A                                     $735    $1,123
Class B                                      761     1,102
Class C                                      361       802
Class R                                      211       652
-----------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS
-----------------------------------------------------------
Class A                                     $735    $1,123
Class B                                      261       802
Class C                                      261       802
Class R                                      211       652
-----------------------------------------------------------

                             ---------------------
                                AIM TRIMARK FUND
                             ---------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Funds Management Inc. (the subadvisor) is located at 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor manager since 1981. Today, the advisor, together with its subsidiaries, advises or manages over [190] investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

The advisor is to receive a fee from the fund calculated at the annual rate of 0.85% of the average daily net assets.

PORTFOLIO MANAGERS

The subadvisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

- Bill Kanko (lead manager), Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the subadvisor and/or its affiliates since 1999. From 1997 to 1999, he was senior vice president with Mackenzie Financial Corp.

- Tye Bousada, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the subadvisor and/or its affiliates since 1999. From 1996 to 1999, he was an investment analyst and portfolio manager with Ontario Teachers' Pension Plan Board.

- Richard Jenkins, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the subadvisor and/or its affiliates since 1994.

    More information on the fund's management team may be found on our website (http://www.aiminvestments.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Trimark Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B              CLASS C              CLASS R              INVESTOR CLASS(6)
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(5)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(4)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $250,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM Fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

(6) As of July 21, 2003 Investor Class shares of AIM Blue Chip Fund, AIM European Growth Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Money Market Fund, AIM Municipal Bond Fund, AIM Real Estate Fund and AIM Tax-Exempt Cash Fund have not commenced operations.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

       If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares). The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing plans, 401(k)     $  0 ($25 per AIM Fund investment for           $25
plans, Simplified Employee Pension (SEP) accounts, Salary           salary deferrals from Savings
Reduction (SARSEP) accounts, Savings Incentive Match Plans          Plans)
for Employee IRA (Simple IRA) accounts, 403(b) or 457 plans)

Systematic Purchase Plan                                         50                                             25(1)

IRA, Education IRA or Roth IRA                                  250                                             50

All other accounts                                              500(2)                                          50
-------------------------------------------------------------------------------------------------------------------------


(1) $50 for Investor Class shares.

(2) $1,000 for Investor Class shares.

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, A I M Fund    from your confirmation statement to the
                                       Services, Inc., P.O. Box 4739, Houston,    transfer agent.
                                       TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line. You may place your order after
                                                                                  you have provided the bank instructions
                                                                                  that will be requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

As of July 21, 2003, Investor Class shares of certain funds that intend to offer such shares have not commenced operations (for a listing of funds that intend to offer Investor Class shares see the "Choosing a Share Class" section of your prospectus). Once operations commence, Investor Class shares of such funds may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) INVESCO Funds directors, employees of AMVESCAP PLC and its subsidiaries.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; and (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

$1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                     Fund(1)                             Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line. You will be allowed
                                   to redeem by telephone if (1) the proceeds
                                   are to be mailed to the address on record
                                   (if there has been no change communicated to
                                   us within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM Fund; or

(8) Class A or A3 shares of an AIM Fund for Investor Class shares of any AIM Fund as long as you own Investor Class shares of any AIM Fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM Fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) one another;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (c) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003; or

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and
- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--07/03

                             ---------------------
                                AIM TRIMARK FUND
                             ---------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

------------------------------------
 AIM TRIMARK FUND
 SEC 1940 Act file number: 811-05426
------------------------------------

AIMinvestments.com                 [AIF-  ]

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                  SUBJECT TO COMPLETION-DATED AUGUST 20, 2003
                     AIM TRIMARK SMALL
                     COMPANIES FUND

                     November 4, 2003




                     Prospectus

                     AIM Trimark Small Companies Fund seeks to provide long-term growth of capital.

                     --------------------------------------------------------

                     This prospectus contains important information about Class A, B, C and R shares of the fund. Please read it before investing and keep it for future reference.

                     As with all other mutual fund securities, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this prospectus is adequate or accurate. Anyone who tells you otherwise is committing a crime.

                     Investments in the fund:
                     - are not FDIC insured;
                     - may lose value; and
                     - are not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

                        --------------------------------
                        AIM TRIMARK SMALL COMPANIES FUND
                        --------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES                  1
------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND             2
------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3

Expense Example                                      3

FUND MANAGEMENT                                      4
------------------------------------------------------
The Advisors                                         4

Advisor Compensation                                 4

Portfolio Managers                                   4

OTHER INFORMATION                                    4
------------------------------------------------------
Sales Charges                                        4

Dividends and Distributions                          4

Future Fund Closure                                  4
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Choosing a Share Class                             A-1

Purchasing Shares                                  A-4

Redeeming Shares                                   A-5

Exchanging Shares                                  A-8

Pricing of Shares                                 A-10

Taxes                                             A-11

OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of AIM Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

                        --------------------------------
                        AIM TRIMARK SMALL COMPANIES FUND
                        --------------------------------

INVESTMENT OBJECTIVE AND STRATEGIES
--------------------------------------------------------------------------------

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in marketable equity securities, including convertible securities, of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The companies within the Russell 2000--Registered Trademark-- Index are considered representative of small-sized companies.

    In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts.

    The fund may also invest up to 10% of its total assets in investment-grade debt securities, U.S. Government securities and high-quality money market instruments. The fund may invest up to 25% of its total assets in foreign securities. For cash management purposes, the fund may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

    Under normal conditions, the top ten holdings may comprise up to 50% of the fund's total assets. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

    In selecting securities, the portfolio managers seek to identify companies that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating companies, the portfolio managers emphasize several factors such as the quality of the company's management team, their commitment to securing a competitive advantage, and the company's sustainable growth potential. The portfolio managers typically consider whether to sell a security in any of four circumstances: 1) a more compelling investment opportunity exists, 2) the full value of the investment is deemed to have been realized, 3) there has been a fundamental negative change in management strategy of the company, or 4) there has been a fundamental negative change in competitive environment.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective.

                        --------------------------------
                        AIM TRIMARK SMALL COMPANIES FUND
                        --------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUND
--------------------------------------------------------------------------------

There is a risk that you could lose all or a portion of your investment in the fund. The value of your investment in the fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. This is especially true with respect to equity securities of small-cap companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of small-cap companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for the fund to sell securities at a desirable price.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The values of the convertible securities in which the fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the fund.

    Because a large percentage of the fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in the fund.

    The fund may participate in the initial public offering (IPO) market, in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly affect the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

    An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                        --------------------------------
                        AIM TRIMARK SMALL COMPANIES FUND
                        --------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from
your investment)                      CLASS A    CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of
offering price)                         5.50%      None       None       None

Maximum Deferred
Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds,
whichever is less)                      None(1,2)   5.00%     1.00%      None(3)
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(4)
--------------------------------------------------------------------------------
(expenses that are deducted
from fund assets)                          CLASS A   CLASS B   CLASS C   CLASS R
--------------------------------------------------------------------------------
Management Fees                             0.85%     0.85%     0.85%     0.85%

Distribution and/or
Service (12b-1) Fees                        0.35      1.00      1.00      0.50

Other Expenses(5)                           0.73      0.73      0.73      0.73

Total Annual Fund
Operating Expenses                          1.93      2.58      2.58      2.08
--------------------------------------------------------------------------------

(1) If you buy $1,000,000 or more of Class A shares and redeem these shares within 18 months from the date of purchase, you may pay a 1.00% contingent deferred sales charge (CDSC) at the time of redemption.
(2) If you are a retirement plan participant and you bought $1,000,000 or more of Class A shares, you may pay a 1.00% CDSC if a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(3) If you are a retirement plan participant, you may pay a 0.75% CDSC if the distributor paid a concession to the dealer of record and a total redemption of the retirement plan assets occurs within 12 months from the date of the retirement plan's initial purchase.
(4) There is no guarantee that actual expenses will be the same as those shown in the table.
(5) Other Expenses are based on estimated amounts for the current fiscal year.

You may also be charged a transaction or other fee by the financial institution managing your account.

    As a result of 12b-1 fees, long-term shareholders in the fund may pay more than the maximum permitted initial sales charge.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in different classes of the fund with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                           1 YEAR   3 YEARS
-----------------------------------------------------------
Class A                                     $735    $1,123
Class B                                      761     1,102
Class C                                      361       802
Class R                                      211       652
-----------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                           1 YEAR   3 YEARS
-----------------------------------------------------------
Class A                                     $735    $1,123
Class B                                      261       802
Class C                                      261       802
Class R                                      211       652
-----------------------------------------------------------

                        --------------------------------
                        AIM TRIMARK SMALL COMPANIES FUND
                        --------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as the fund's investment advisor and manages the investment operations of the fund and has agreed to perform or arrange for the performance of the fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Funds Management Inc. (the subadvisor) is located at 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7. The subadvisor is responsible for the fund's day-to-day management, including the fund's investment decisions and the execution of securities transactions with respect to the fund.

    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor since 1981. Today, the advisor, together with its subsidiaries, advises or manages over [190] investment portfolios, including the fund, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

The advisor is to receive a fee from the fund calculated at the annual rate of 0.85% average daily net assets.

PORTFOLIO MANAGERS

The subadvisor uses a team approach to investment management. The individual member of the team who is primarily responsible for the management of the fund's portfolio is

- Robert Mikalachki, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the subadvisor and/or its affiliates since 1999. From 1996 to 1999, he was a senior associate with PricewaterhouseCoopers.

    He is assisted by the AIM Trimark Small Companies Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com).

OTHER INFORMATION
--------------------------------------------------------------------------------

SALES CHARGES

Purchases of Class A shares of AIM Trimark Small Companies Fund are subject to the maximum 5.50% initial sales charge as listed under the heading "CATEGORY I Initial Sales Charges" in the "Shareholder Information--Choosing a Share Class" section of this prospectus. Certain purchases of Class A shares at net asset value may be subject to the contingent deferred sales charge listed in that section. Purchases of Class B and Class C shares are subject to the contingent deferred sales charges listed in that section. Certain purchases of Class R shares may be subject to the contingent deferred sales charge listed in that section.

DIVIDENDS AND DISTRIBUTIONS

The fund expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The fund generally declares and pays dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The fund generally distributes long-term and short-term capital gains, if any, annually.

FUTURE FUND CLOSURE

Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund may discontinue public sales of its shares shortly after the fund reaches $500 million in assets. Investors should note that the fund reserves the right to refuse any order that might disrupt the efficient management of the fund.

    The following types of investors may continue to invest in the fund if they are invested in the fund on the date the fund discontinues sales to new investors and remain invested in the fund after that date:

     (i) Existing shareholders of the fund;

     (ii) Existing shareholders of the fund who open other accounts in their name;
    (iii) The following plans and programs:

- Retirement plans maintained pursuant to Section 401 of the Internal Revenue Code ("the Code");

- Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;

- Retirement plans maintained pursuant to Section 457 of the Code;

- Non qualified deferred compensation plans maintained pursuant to Section 83 of the Code; and

- Qualified Tuition Programs maintained pursuant to Section 529 of the Code.

                        --------------------------------
                        AIM TRIMARK SMALL COMPANIES FUND
                        --------------------------------


    Future investments in the fund made by existing brokerage firm wrap programs will be at the discretion of A I M Distributors, Inc. (the distributor). Please contact the distributor for approval.

    The following types of investors may open new accounts in the fund, if approved by the distributor:

- Retirement plans maintained pursuant to Section 401 of the Code;

- Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;

- Retirement plans maintained pursuant to Section 457 of the Code;

- Non qualified deferred compensation plans maintained pursuant to Section 83 of the Code; and

- Qualified Tuition Programs maintained pursuant to Section 529 of the Code.

    Such plans and programs that are considering the fund as an investment option should contact the distributor for approval.

    During this closed period, the fund may impose different standards for additional investments. Also, during this closed period, the Rule 12b-1 fees for Class A shares will be reduced from 0.35% to 0.25% of the fund's average daily net assets attributable to Class A shares. The Rule 12b-1 fees for Class B, Class C and Class R shares will not be reduced during this closed period.

    The fund may resume sales of shares to other new investors at some future date if the Board of Trustees determines that it would be in the best interest of the shareholders.

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the AIM Funds.

CHOOSING A SHARE CLASS

Many of the AIM Funds have multiple classes of shares, each class representing an interest in the same portfolio of investments. When choosing a share class, you should consult your financial advisor as to which class is most suitable for you. In addition, you should consider the factors below.

CLASS A(1)           CLASS A3             CLASS B              CLASS C              CLASS R              INVESTOR CLASS(6)
----------------------------------------------------------------------------------------------------------------------------
- Initial sales      - No initial sales   - No initial sales   - No initial sales   - No initial sales   - No initial sales
  charge               charge               charge               charge               charge               charge

- Reduced or waived  - No contingent      - Contingent         - Contingent         - Generally, no      - No contingent
  initial sales        deferred sales       deferred sales       deferred sales       contingent           deferred sales
  charge for           charge               charge on            charge on            deferred sales       charge
  certain                                   redemptions          redemptions          charge(2)
  purchases(2,3)                            within six years     within one
                                                                 year(5)

- Generally, lower   - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of       - 12b-1 fee of
  distribution and     0.35%                1.00%                1.00%                0.50%                0.25%(7)
  service (12b-1)
  fee than Class B,
  Class C or Class
  R shares (See
  "Fee Table and
  Expense Example")

                     - Does not convert   - Converts to Class  - Does not convert   - Does not convert   - Does not convert
                       to Class A shares    A shares at the      to Class A shares    to Class A shares    to Class A shares
                                            end of the month
                                            which is eight
                                            years after the
                                            date on which
                                            shares were
                                            purchased along
                                            with a pro rata
                                            portion of its
                                            reinvested
                                            dividends and
                                            distributions(4)

- Generally more     - Generally more     - Purchase orders    - Generally more     - Generally, only    - Closed to new
  appropriate for      appropriate for      limited to           appropriate for      available to the     investors, except
  long-term            short- term          amounts less than    short- term          following types      as described in
  investors            investors            $250,000             investors            of retirement        the "Purchasing
                                                                                      plans: (i) all       Shares -- Grandfathered
                                                                                      section 401 and      Investors"
                                                                                      457 plans, (ii)      section of your
                                                                                      section 403 plans    prospectus
                                                                                      sponsored by
                                                                                      section 501(c)(3)
                                                                                      organizations,
                                                                                      and (iii) IRA
                                                                                      rollovers from
                                                                                      such plans if an
                                                                                      AIM Fund was
                                                                                      offered
----------------------------------------------------------------------------------------------------------------------------


Certain AIM Funds also offer Institutional Class shares to certain eligible institutional investors; consult the fund's Statement of Additional Information for details.

(1) As of the close of business on October 30, 2002, Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors.

(2) A contingent deferred sales charge may apply in some cases.

(3) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

(4) AIM Money Market Fund: Class B shares convert to AIM Cash Reserve Shares. AIM Global Trends Fund: If you held Class B shares on May 29, 1998 and continue to hold them, those shares will convert to Class A shares of that fund at the end of the month which is seven years after the date on which shares were purchased. If you exchange those shares for Class B shares of another AIM Fund, the shares into which you exchanged will not convert to Class A shares until the end of the month which is eight years after the date on which you purchased your original shares.

(5) A contingent deferred sales charge (CDSC) does not apply to redemption of Class C shares of AIM Short Term Bond Fund unless you exchange Class C shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund.

(6) As of July 21, 2003 Investor Class shares of AIM Blue Chip Fund, AIM European Growth Fund, AIM High Yield Fund, AIM Income Fund, AIM Intermediate Government Fund, AIM Large Cap Basic Value Fund, AIM Large Cap Growth Fund, AIM Money Market Fund, AIM Municipal Bond Fund, AIM Real Estate Fund and AIM Tax-Exempt Cash Fund have not commenced operations.

(7) Investor Class shares of AIM Money Market Fund and AIM Tax-Exempt Cash Fund do not have a 12b-1 fee.
--------------------------------------------------------------------------------

DISTRIBUTION AND SERVICE (12b-1) FEES

Each AIM Fund (except AIM Tax-Free Intermediate Fund with respect to its Class A shares) has adopted 12b-1 plans that allow the AIM Fund to pay distribution fees to A I M Distributors, Inc. (the distributor) for the sale and distribution of its shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the AIM Fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

SALES CHARGES

Sales charges on the AIM Funds and classes of those Funds are detailed below. As used below, the term "offering price" with respect to all categories of Class A shares includes the initial sales charge.

INITIAL SALES CHARGES
The AIM Funds are grouped into three categories with respect to initial sales charges. The "Other Information" section of your prospectus will tell you in what category your particular AIM Fund is classified.

CATEGORY I INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION(1)                           OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   25,000      5.50%          5.82%
                 $ 25,000 but less than $   50,000      5.25           5.54
                 $ 50,000 but less than $  100,000      4.75           4.99
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      3.00           3.09
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

(1) AIM Opportunities I Fund will not accept any single purchase order in excess of $250,000.

CATEGORY II INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $   50,000      4.75%          4.99%
                 $ 50,000 but less than $  100,000      4.00           4.17
                 $100,000 but less than $  250,000      3.75           3.90
                 $250,000 but less than $  500,000      2.50           2.56
                 $500,000 but less than $1,000,000      2.00           2.04
------------------------------------------------------------------------------

CATEGORY III INITIAL SALES CHARGES
------------------------------------------------------------------------------
                                                           INVESTOR'S
                                                          SALES CHARGE
                                                   ---------------------------
AMOUNT OF INVESTMENT                               AS A % OF        AS A % OF
IN SINGLE TRANSACTION                              OFFERING PRICE   INVESTMENT
------------------------------------------------------------------------------
                              Less than $  100,000      1.00%          1.01%
                 $100,000 but less than $  250,000      0.75           0.76
                 $250,000 but less than $1,000,000      0.50           0.50
------------------------------------------------------------------------------

SHARES SOLD WITHOUT A SALES CHARGE
You will not pay an initial sales charge on purchases of Class A shares of AIM Tax-Exempt Cash Fund and AIM Cash Reserve Shares of AIM Money Market Fund.

       You will not pay an initial sales charge or a contingent deferred sales charge (CDSC) on Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund.

       You will not pay an initial sales charge or a CDSC on Investor Class shares of any AIM Fund.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS A SHARES AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND
You can purchase $1,000,000 or more (a Large Purchase) of Class A shares of Category I and II Funds at net asset value. However, if you redeem these shares prior to 18 months after the date of purchase, they will be subject to a CDSC of 1%.

       If you made a Large Purchase of Class A shares of Category III Funds at net asset value during the period November 15, 2001 through October 30, 2002, such shares will be subject to a 0.25% CDSC if you redeem them prior to 12 months after the date of purchase.

       If you currently own Class A shares of a Category I, II or III Fund and make additional purchases (through October 30, 2002 for Category III Funds only) at net asset value that result in account balances of $1,000,000 or more, the additional shares purchased will be subject to a CDSC (an 18-month, 1% CDSC for Category I and II Fund shares, and a 12-month, 0.25% CDSC for Category III Fund shares). The CDSC for Category III Fund shares will not apply to additional purchases made prior to November 15, 2001 or after October 30, 2002.

       Some retirement plans can purchase Class A shares at their net asset value per share. Effective November 1, 2002, if the distributor paid a concession to the dealer of record in connection with a Large Purchase of Class A shares by a retirement plan, the Class A shares may be subject to a 1% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the plan's initial purchase.

       You may be charged a CDSC when you redeem AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

       The distributor may pay a dealer concession and/or a service fee for Large Purchases and purchases by certain retirement plans.

CONTINGENT DEFERRED SALES CHARGES FOR CLASS B AND CLASS C SHARES
You can purchase Class B and Class C shares at their net asset value per share. However, when you redeem them, they are subject to a CDSC in the following percentages:

YEAR SINCE
PURCHASE MADE                                                  CLASS B   CLASS C
--------------------------------------------------------------------------------
First                                                            5%       1%
Second                                                           4       None
Third                                                            3       None
Fourth                                                           3       None
Fifth                                                            2       None
Sixth                                                            1       None
Seventh and following                                          None      None
--------------------------------------------------------------------------------

You can purchase Class C shares of AIM Short Term Bond Fund at their net asset value and not subject to a CDSC. However, you may be charged a CDSC when you redeem Class C shares of AIM Short Term Bond Fund if you acquired those shares through an exchange, and the shares originally purchased were subject to a CDSC.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

CONTINGENT DEFERRED SALES CHARGES FOR CLASS R SHARES
You can purchase Class R shares at their net asset value per share. If the distributor pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within 12 months from the date of the retirement plan's initial purchase.

COMPUTING A CDSC
The CDSC on redemptions of shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first and, then, shares in the order of purchase.

REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS

You may qualify for reduced sales charges or sales charge exceptions. To qualify for these reductions or exceptions, you or your financial consultant must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment.

REDUCED SALES CHARGES
You may be eligible to buy Class A shares at reduced initial sales charge rates under Rights of Accumulation or Letters of Intent under certain circumstances.

       Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares of any AIM fund will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges pursuant to Rights of Accumulation or Letters of Intent.

RIGHTS OF ACCUMULATION
You may combine your new purchases of Class A shares with shares currently owned (Class A, B, C or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the total of your current purchase and the current value of all other shares you own.

LETTERS OF INTENT
Under a Letter of Intent (LOI), you commit to purchase a specified dollar amount of Class A shares of AIM Funds during a 13-month period. The amount you agree to purchase determines the initial sales charge you pay. If the full face amount of the LOI is not invested by the end of the 13-month period, your account will be adjusted to the higher initial sales charge level for the amount actually invested.

INITIAL SALES CHARGE EXCEPTIONS
You will not pay initial sales charges

- on shares purchased by reinvesting dividends and distributions;

- when exchanging shares among certain AIM Funds;

- when using the reinstatement privileges; and

- when a merger, consolidation, or acquisition of assets of an AIM Fund occurs.

CONTINGENT DEFERRED SALES CHARGE (CDSC) EXCEPTIONS
You will not pay a CDSC

- if you redeem Class B shares you held for more than six years;

- if you redeem Class C shares you held for more than one year;

- if you redeem Class C shares of an AIM Fund other than AIM Short Term Bond Fund and you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund;

- if you redeem Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, at any time, less than all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you are a participant in a retirement plan and your plan redeems, after having held them for more than one year from the date of the plan's initial purchase, all of the Class R shares held through such plan that would otherwise be subject to a CDSC;

- if you redeem shares acquired through reinvestment of dividends and distributions; and

- on increases in the net asset value of your shares.

There may be other situations when you may be able to purchase or redeem shares at reduced or without sales charges. Consult the fund's Statement of Additional Information for details.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares and Investor Class shares for AIM Fund accounts (except for investments in AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund) are as follows:

                                                                              INITIAL                       ADDITIONAL
TYPE OF ACCOUNT                                                             INVESTMENTS                    INVESTMENTS
-------------------------------------------------------------------------------------------------------------------------
Savings Plans (money-purchase/profit sharing plans, 401(k)     $  0 ($25 per AIM Fund investment for           $25
plans, Simplified Employee Pension (SEP) accounts, Salary           salary deferrals from Savings
Reduction (SARSEP) accounts, Savings Incentive Match Plans          Plans)
for Employee IRA (Simple IRA) accounts, 403(b) or 457 plans)

Systematic Purchase Plan                                         50                                             25(1)

IRA, Education IRA or Roth IRA                                  250                                             50

All other accounts                                              500(2)                                          50
-------------------------------------------------------------------------------------------------------------------------


(1) $50 for Investor Class shares.

(2) $1,000 for Investor Class shares.

The minimum initial investment for AIM Opportunities I Fund, AIM Opportunities II Fund and AIM Opportunities III Fund (the Special Opportunities Funds) accounts is $10,000. The minimum subsequent investment is $1,000. The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000.

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
By Mail                                Mail completed account application and     Mail your check and the remittance slip
                                       check to the transfer agent, A I M Fund    from your confirmation statement to the
                                       Services, Inc., P.O. Box 4739, Houston,    transfer agent.
                                       TX 77210-4739.
By Wire                                Mail completed account application to      Call the transfer agent to receive a
                                       the transfer agent. Call the transfer      reference number. Then, use the wire
                                       agent at (800) 959-4246 to receive a       instructions at left.
                                       reference number. Then, use the
                                       following wire instructions:
                                       Beneficiary Bank ABA/Routing #:
                                       113000609
                                       Beneficiary Account Number: 00100366807
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #

By Telephone                           Open your account using one of the         Select the AIM Bank
                                       methods described above.                   Connection--Servicemark-- option on
                                                                                  your completed account application or
                                                                                  complete an AIM Bank Connection form.
                                                                                  Mail the application or form to the
                                                                                  transfer agent. Once the transfer agent
                                                                                  has received the form, call the
                                                                                  transfer agent to place your purchase
                                                                                  order.
                                                                                  Call the AIM 24-hour Automated Investor
                                                                                  Line. You may place your order after
                                                                                  you have provided the bank instructions
                                                                                  that will be requested.

By Internet                            Open your account using one of the         Access your account at
                                       methods described above.                   www.aiminvestments.com. The proper bank
                                                                                  instructions must have been provided on
                                                                                  your account. You may not purchase
                                                                                  shares in AIM prototype retirement
                                                                                  accounts on the internet.
-------------------------------------------------------------------------------------------------------------------------

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

GRANDFATHERED INVESTORS

As of July 21, 2003, Investor Class shares of certain funds that intend to offer such shares have not commenced operations (for a listing of funds that intend to offer Investor Class shares see the "Choosing a Share Class" section of your prospectus). Once operations commence, Investor Class shares of such funds may be purchased only by: (1) persons or entities who had established an account, prior to April 1, 2002, in Investor Class shares of any of the funds currently distributed by A I M Distributors, Inc. (the "Grandfathered Funds") and have continuously maintained such account in Investor Class shares since April 1, 2002; (2) any person or entity listed in the account registration for any Grandfathered Funds, which account was established prior to April 1, 2002 and continuously maintained since April 1, 2002, such as joint owners, trustees, custodians and designated beneficiaries; (3) customers of certain financial institutions, wrap accounts or other fee-based advisory programs, or insurance company separate accounts, which have had relationships with A I M Distributors, Inc. and/or any of the Grandfathered Funds prior to April 1, 2002 and continuously maintained such relationships since April 1, 2002; (4) defined benefit, defined contribution and deferred compensation plans; and (5) INVESCO Funds directors, employees of AMVESCAP PLC and its subsidiaries.

SPECIAL PLANS

SYSTEMATIC PURCHASE PLAN
You can arrange for periodic investments in any of the AIM Funds by authorizing the AIM Fund to withdraw the amount of your investment from your bank account on a day or dates you specify and in an amount of at least $25 ($1,000 for any of the Special Opportunities Funds). You may stop the Systematic Purchase Plan at any time by giving the transfer agent notice ten days prior to your next scheduled withdrawal.

DOLLAR COST AVERAGING
Dollar Cost Averaging allows you to make automatic monthly or quarterly exchanges, if permitted, from one AIM Fund account to one or more other AIM Fund accounts with the identical registration. The account from which exchanges are to be made must have a minimum balance of $5,000 before you can use this option. Exchanges will occur on (or about) the 10th or 25th day of the month, whichever you specify, in the amount you specify. The minimum amount you can exchange to a Special Opportunities Fund is $1,000. The minimum amount you can exchange to another AIM Fund is $25.

AUTOMATIC DIVIDEND INVESTMENT
All of your dividends and distributions may be paid in cash or invested in any AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund. You may invest your dividends and distributions (1) into another AIM Fund in the same class of shares; or (2) from Class A shares into AIM Cash Reserve Shares of AIM Money Market Fund, or vice versa.

       You must comply with the following requirements to be eligible to invest your dividends and distributions in shares of another AIM Fund:

(1) Your account balance (a) in the AIM Fund paying the dividend must be at least $5,000; and (b) in the AIM Fund receiving the dividend must be at least $500;

(2) Both accounts must have identical registration information; and

(3) You must have completed an authorization form to reinvest dividends into another AIM Fund.

PORTFOLIO REBALANCING PROGRAM
If you have at least $5,000 in your account, you may participate in the Portfolio Rebalancing Program. Under this Program, you can designate how the total value of your AIM Fund holdings should be rebalanced, on a percentage basis, between two and ten of your AIM Funds on a quarterly, semiannual or annual basis. Your portfolio will be rebalanced through the exchange of shares in one or more of your AIM Funds for shares of the same class of one or more other AIM Funds in your portfolio. If you wish to participate in the Program, make changes or cancel the Program, the transfer agent must receive your request to participate, changes, or cancellation in good order at least five business days prior to the next rebalancing date, which is normally the 28th day of the last month of the period you choose. You may realize taxable gains from these exchanges. We may modify, suspend or terminate the Program at any time on 60 days prior written notice.

RETIREMENT PLANS
Shares of most of the AIM Funds can be purchased through tax-sheltered retirement plans made available to corporations, individuals and employees of non-profit organizations and public schools. A plan document must be adopted to establish a retirement plan. You may use AIM sponsored retirement plans, which include IRAs, Education IRAs, Roth IRAs, 403(b) plans, 401(k) plans, SIMPLE IRA plans, SEP/SARSEP plans and Money Purchase/Profit Sharing plans, or another sponsor's retirement plan. The plan custodian of the AIM sponsored retirement plan assesses an annual maintenance fee of $10. Contact your financial consultant for details.

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions. Your shares also may be subject to a contingent deferred sales charge (CDSC).

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE PRIOR TO NOVEMBER 15, 2001.

If you purchased $1,000,000 or more of Class A shares of any AIM Fund at net asset value prior to November 15, 2001, or entered into a Letter of Intent prior to November 15, 2001 to purchase

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

$1,000,000 or more of Class A shares of a Category I, II or III Fund at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                     Fund(1)                             Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market   Fund

- Class A shares of Category III  - Class A shares of Category III     - No CDSC
  Fund(1)                           Fund(1)
                                  - Class A shares of AIM Tax-Exempt
                                    Cash Fund
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE ON AND AFTER NOVEMBER 15, 2001

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds), or if you make additional purchases of Class A shares on and after November 15, 2001 (and through October 30, 2002 with respect to Class A shares of Category III Funds) at net asset value, your shares may be subject to a CDSC upon redemption, as described below.

             SHARES
           INITIALLY                         SHARES HELD                     CDSC APPLICABLE UPON
           PURCHASED                      AFTER AN EXCHANGE                  REDEMPTION OF SHARES
           ---------                      -----------------                  --------------------
- Class A shares of Category I    - Class A shares of Category I or    - 1% if shares are redeemed
  or II Fund                        II Fund                              within 18 months of initial
                                  - Class A shares of Category III       purchase of Category I or II
                                    Fund(1)                              Fund shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund


- Class A shares of Category III  - Class A shares of Category I or    - 1% if shares are redeemed
  Fund                              II Fund                              within 18 months of initial
                                                                         purchase of Category III Fund
                                                                         shares


- Class A shares of Category III  - Class A shares of Category III     - 0.25% if shares are redeemed
  Fund                              Fund(1)                              within 12 months of initial
                                  - Class A shares of AIM Tax-Exempt     purchase of Category III Fund
                                    Cash Fund                            shares
                                  - AIM Cash Reserve Shares of AIM
                                    Money Market Fund

(1) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of a Category III Fund.

REDEMPTION OF CLASS A SHARES AND AIM CASH RESERVE SHARES ACQUIRED BY EXCHANGE FOR PURCHASES MADE AFTER OCTOBER 30, 2002

If you purchase $1,000,000 or more of Class A shares of any AIM Fund on or after October 31, 2002, or if you make additional purchases of Class A shares on and after October 31, 2002 at net asset value, your shares may be subject to a CDSC upon redemption as described below.

           SHARES
         INITIALLY                      SHARES HELD                    CDSC APPLICABLE UPON
         PURCHASED                   AFTER AN EXCHANGE                 REDEMPTION OF SHARES
         ---------                   -----------------                 --------------------
- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  I or II Fund                  or II Fund                         within 18 months of initial
                              - Class A shares of Category III     purchase of Category I or II
                                Fund(2)                            Fund shares
                              - AIM Cash Reserve Shares of AIM
                                Money Market Fund

- Class A shares of Category  - Class A shares of Category I     - 1% if shares are redeemed
  III Fund(1)                   or II Fund                         within 18 months of initial
                                                                   purchase of Category III Fund
                                                                   shares

- Class A shares of Category  - Class A shares of Category III   - No CDSC
  III Fund(1)                   Fund(2)
                              - Class A shares of AIM Tax-
                                Exempt Cash Fund
                              - AIM Cash Reserve Shares of AIM
                                Money Market

(1) As of the close of business on October 30, 2002, only existing shareholders of Class A shares of a Category III Fund may purchase such shares.
(2) Beginning on February 17, 2003, Class A shares of a Category I, II or III Fund may not be exchanged for Class A shares of Category III Fund.

REDEMPTION OF CLASS B SHARES ACQUIRED BY EXCHANGE FROM AIM FLOATING RATE FUND

If you redeem Class B shares you acquired by exchange via a tender offer by AIM Floating Rate Fund, the early withdrawal charge applicable to shares of AIM Floating Rate Fund will be applied instead of the CDSC normally applicable to Class B shares.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant     Contact your financial consultant.

By Mail                            Send a written request to the transfer
                                   agent. Requests must include (1) original signatures of all registered owners; (2) the name of the AIM Fund and your account number; (3) if the transfer agent does not hold your shares, endorsed share certificates or share certificates accompanied by an executed stock power; and
                                   (4) signature guarantees, if necessary (see below). The transfer agent may require that you provide additional information, such as corporate resolutions or powers of attorney, if applicable. If you are redeeming from an IRA account, you must include a statement of whether or not you are at least 59 1/2 years old and whether you wish to have federal income tax withheld from your proceeds. The transfer agent may require certain other information before you can redeem from an employer-sponsored retirement plan. Contact your employer for details.

By Telephone                       Call the transfer agent or our AIM 24-hour
                                   Automated Investor Line. You will be allowed
                                   to redeem by telephone if (1) the proceeds
                                   are to be mailed to the address on record
                                   (if there has been no change communicated to
                                   us within the last 30 days) or transferred
                                   electronically to a pre-authorized checking
                                   account; (2) you do not hold physical share
                                   certificates; (3) you can provide proper
                                   identification information; (4) the proceeds
                                   of the redemption do not exceed $250,000;
                                   and (5) you have not previously declined the
                                   telephone redemption privilege. Certain
                                   accounts, including retirement accounts and
                                   403(b) plans, may not be redeemed by
                                   telephone. The transfer agent must receive
                                   your call during the hours of the customary
                                   trading session of the New York Stock
                                   Exchange (NYSE) in order to effect the
                                   redemption at that day's closing price. You
                                   may, with limited exceptions, redeem from an
                                   IRA account by telephone. Redemptions from
                                   other types of retirement accounts must be
                                   requested in writing.

By Internet                        Place your redemption request at
                                   www.aiminvestments.com. You will be allowed
                                   to redeem by internet if (1) you do not hold
                                   physical share certificates; (2) you can
                                   provide proper identification information;
                                   (3) the proceeds of the redemption do not
                                   exceed $250,000; and (4) you have already
                                   provided proper bank information. AIM
                                   prototype retirement accounts may not be
                                   redeemed on the internet. The transfer agent
                                   must confirm your transaction during the
                                   hours of the customary trading session of
                                   the NYSE in order to effect the redemption
                                   at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out checks within one business day, and in any event no more than seven days, after we accept your request to redeem. If you redeem shares recently purchased by check, you will be required to wait up to ten business days before we will send your redemption proceeds. This delay is necessary to ensure that the purchase check has cleared.

REDEMPTION BY MAIL
If you mail us a request in good order to redeem your shares, we will mail you a check in the amount of the redemption proceeds to the address on record with us. If your request is not in good order, you may have to provide us with additional documentation in order to redeem your shares.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will mail you a check in the amount of the redemption proceeds to your address of record (if there has been no change communicated to the transfer agent within the previous 30 days) or transmit them electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTION BY INTERNET
If you redeem by internet, we will transmit your redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by internet are genuine and are not liable for internet instructions that are reasonably believed to be genuine.

PAYMENT FOR SYSTEMATIC REDEMPTIONS
You may arrange for regular monthly or quarterly withdrawals from your account of at least $50. You also may make annual withdrawals if you own Class A shares. We will redeem enough shares from your account to cover the amount withdrawn. You must have an account balance of at least $5,000 to establish a Systematic Redemption Plan. You can stop this plan at any time by giving ten days prior notice to the transfer agent.

EXPEDITED REDEMPTIONS
(AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
If we receive your redemption order before 11:30 a.m. Eastern Time, we will try to transmit payment of redemption proceeds on that same day. If we receive your redemption order after 11:30 a.m. Eastern Time and before the close of the customary trading session of the NYSE, we generally will transmit payment on the next business day.

MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

REDEMPTIONS BY CHECK
(CLASS A SHARES OF AIM TAX-EXEMPT CASH FUND AND AIM CASH RESERVE SHARES OF AIM MONEY MARKET FUND ONLY)
You may redeem shares of these AIM Funds by writing checks in amounts of $250 or more if you have completed an authorization form. Redemption by check is not available for retirement accounts.

SIGNATURE GUARANTEES

We require a signature guarantee when you redeem by mail and

(1) the amount is greater than $250,000;

(2) you request that payment be made to someone other than the name registered on the account;

(3) you request that payment be sent somewhere other than the bank of record on the account; or

(4) you request that payment be sent to a new address or an address that changed in the last 30 days.

The transfer agent will accept a guarantee of your signature by a number of financial institutions. Call the transfer agent for additional information. Some institutions have transaction amount maximums for these guarantees. Please check with the guarantor institution.

REINSTATEMENT PRIVILEGES

You may, within 120 days after you sell shares (except Class R shares, Class A shares of AIM Tax-Exempt Cash Fund, AIM Cash Reserve Shares of AIM Money Market Fund, Class A shares and Class A3 shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and Investor Class shares), reinvest all or part of your redemption proceeds in Class A shares of any Category I or II AIM Fund at net asset value in an identically registered account.

       You may, within 120 days after you sell some but not all of your Class A shares of a Category III Fund, reinvest all or part of your redemption proceeds in Class A shares of that same Category III Fund at net asset value in an identically registered account.

       The reinvestment amount must meet the subsequent investment minimum as indicated in the section "Purchasing Shares".

       If you paid an initial sales charge on any reinstated amount, you will receive credit on purchases of Class A shares of a Category I or II Fund.

       If you paid a contingent deferred sales charge (CDSC) on any reinstated amount, you will not be subject to a CDSC if you later redeem that amount.

       You must notify the transfer agent in writing at the time you reinstate that you are exercising your reinstatement privilege.

REDEMPTIONS BY THE AIM FUNDS

If your account (Class A, Class A3, Class B, Class C and Investor Class shares only) has been open at least one year, you have not made an additional purchase in the account during the past six calendar months, and the value of your account falls below $500 ($250 for Investor Class shares) for three consecutive months due to redemptions or exchanges (excluding retirement accounts), the AIM Funds have the right to redeem the account after giving you 60 days' prior written notice. You may avoid having your account redeemed during the notice period by bringing the account value up to $500 ($250 for Investor Class shares) or by utilizing the Automatic Investment Plan.

       If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.

EXCHANGING SHARES

You may, under certain circumstances, exchange shares in one AIM Fund for those of another AIM Fund. Before requesting an exchange, review the prospectus of the AIM Fund you wish to acquire. Exchange privileges also apply to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

PERMITTED EXCHANGES

Except as otherwise stated under "Exchanges Not Permitted," you generally may exchange your shares for shares of the same class of another AIM Fund.

You may also exchange:

(1) Class A shares of an AIM Fund for AIM Cash Reserve Shares of AIM Money Market Fund;

(2) Class A shares of an AIM Fund (excluding AIM Limited Maturity Treasury Fund, AIM Tax-Exempt Cash Fund and AIM Tax-Free Intermediate Fund) for Class A3 shares of an AIM Fund;

(3) Class A3 shares of an AIM Fund for AIM Cash Reserve shares of AIM Money Market Fund;

(4) Class A3 shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund);

(5) AIM Cash Reserve Shares of AIM Money Market Fund for Class A3 shares of an AIM Fund;

(6) AIM Cash Reserve Shares of AIM Money Market Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, effective February 17, 2003, and AIM Tax-Exempt Cash
    Fund);

(7) Investor Class shares of an AIM Fund for Class A shares of any AIM Fund (excluding AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
    Fund) or Class A3 shares of an AIM Fund; or

(8) Class A or A3 shares of an AIM Fund for Investor Class shares of any AIM Fund as long as you own Investor Class shares of any AIM Fund at the time of exchange.

       You may be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which you are exchanging. If you exchange into shares that are subject to a CDSC, we will begin the holding period for purposes of calculating the CDSC on the date you made your initial purchase.

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

EXCHANGES NOT SUBJECT TO A SALES CHARGE
You will not pay an initial sales charge when exchanging:

(1) Class A shares with an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund) for

        (a) Class A shares of another AIM Fund;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (c) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund.

(2) Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund with an initial sales charge for

        (a) one another;

        (b) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund; or

        (c) Class A shares of another AIM Fund, but only if

           (i)  you acquired the original shares before May 1, 1994; or

           (ii) you acquired the original shares on or after May 1, 1994 by way of an exchange from shares with higher initial sales charges; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for

        (a) Class A shares of an AIM Fund subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund), but only if you acquired the original shares

           (i) prior to May 1, 1994 by exchange from Class A shares subject to an initial sales charge;

           (ii) on or after May 1, 1994 by exchange from Class A shares subject to an initial sales charge (excluding Class A shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate
                Fund); or

(4) Class A3 shares of AIM Limited Maturity Treasury Fund or AIM Tax-Free Intermediate Fund for

        (a) AIM Cash Reserve Shares of AIM Money Market Fund; or

        (b) Class A shares of AIM Tax-Exempt Cash Fund.

You will not pay a CDSC or other sales charge when exchanging:

(1) Class A shares for other Class A shares;

(2) Class B shares for other Class B shares;

(3) Class C shares for other Class C shares;

(4) Class R shares for other Class R shares.

EXCHANGES NOT PERMITTED

Certain classes of shares are not covered by the exchange privilege. You may not exchange:

(1) Class A shares of a Category I or II Fund for Class A shares of a Category III Fund after February 16, 2003; or

(2) Class A shares of a Category III Fund for Class A shares of another Category III Fund after February 16, 2003.

For shares purchased prior to November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a contingent deferred sales charge (CDSC) for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of Category III Funds purchased at net asset value for Class A shares of a Category I or II Fund;

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund;

(4) AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category I or II Funds that are subject to a CDSC; or

(5) on or after January 15, 2002, AIM Cash Reserve Shares of AIM Money Market Fund or Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of Category III Funds that are subject to a CDSC.

For shares purchased on or after November 15, 2001, you may not exchange:

(1) Class A shares of Category I or II Funds (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC for Class A shares of AIM Tax-Exempt Cash Fund;

(2) Class A shares of AIM Tax-Exempt Cash Fund for Class A shares of any other AIM Fund (i) subject to an initial sales charge or (ii) purchased at net asset value and subject to a CDSC or for AIM Cash Reserve Shares of AIM Money Market Fund; or

(3) AIM Cash Reserve Shares of AIM Money Market Fund for Class B or Class C shares of any AIM Fund or for Class A shares of any AIM Fund that are subject to a CDSC, however, if you originally purchased Class A shares of a Category I or II Fund, and exchanged those shares for AIM Cash Reserve Shares of AIM Money Market Fund, you may further exchange the AIM Cash Reserve Shares for Class A shares of a Category I or II Fund.

EXCHANGE CONDITIONS

The following conditions apply to all exchanges:

- You must meet the minimum purchase requirements for the AIM Fund into which you are exchanging;

- Shares of the AIM Fund you wish to acquire must be available for sale in your state of residence;

- Exchanges must be made between accounts with identical registration information;

- The account you wish to exchange from must have a certified tax identification number (or the Fund has received an appropriate Form W-8 or W-9);

- Shares must have been held for at least one day prior to the exchange; MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

- If you have physical share certificates, you must return them to the transfer agent prior to the exchange; and
- You are limited to a maximum of 10 exchanges per calendar year, because excessive short-term trading or market-timing activity can hurt fund performance. If you exceed that limit, or if an AIM Fund or the distributor determines, in its sole discretion, that your short-term trading is excessive or that you are engaging in market-timing activity, it may reject any additional exchange orders. An exchange is the movement out of (redemption) one AIM Fund and into (purchase) another AIM Fund.

TERMS OF EXCHANGE

Under unusual market conditions, an AIM Fund may delay the purchase of shares being acquired in an exchange for up to five business days if it determines that it would be materially disadvantaged by the immediate transfer of exchange proceeds. There is no fee for exchanges. The exchange privilege is not an option or right to purchase shares. Any of the participating AIM Funds or the distributor may modify or terminate this privilege at any time. The AIM Fund or the distributor will provide you with notice of such modification or termination whenever it is required to do so by applicable law, but may impose changes at any time for emergency purposes.

BY MAIL

If you wish to make an exchange by mail, you must include original signatures of each registered owner exactly as the shares are registered, the account registration and account number, the dollar amount or number of shares to be exchanged and the names of the AIM Funds from which and into which the exchange is to be made.

BY TELEPHONE

Conditions that apply to exchanges by telephone are the same as redemptions by telephone, including that the transfer agent must receive exchange requests during the hours of the customary trading session of the NYSE; however, you still will be allowed to exchange by telephone even if you have changed your address of record within the preceding 30 days.

BY INTERNET

You will be allowed to exchange by internet if you do not hold physical share certificates and you provide the proper identification information.

EXCHANGING CLASS B, CLASS C AND CLASS R SHARES

If you make an exchange involving Class B or Class C shares or Class R shares subject to a CDSC, the amount of time you held the original shares will be credited to the holding period of the Class B, Class C or Class R shares, respectively, into which you exchanged for the purpose of calculating contingent deferred sales charges (CDSC) if you later redeem the exchanged shares. If you redeem Class B or Class C shares acquired by exchange via a tender offer by AIM Floating Rate Fund, you will be credited with the time period you held the Class B or Class C shares of AIM Floating Rate Fund for the purpose of computing the early withdrawal charge applicable to those shares.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND;
 - REJECT OR CANCEL ANY REQUEST TO ESTABLISH THE SYSTEMATIC PURCHASE PLAN AND SYSTEMATIC REDEMPTION PLAN OPTIONS ON THE SAME ACCOUNT; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Funds' short-term investments are valued at amortized cost when the security has 60 days or less to maturity. AIM Money Market Fund and AIM Tax-Exempt Cash Fund value all of their securities at amortized cost. AIM High Income Municipal Fund, AIM Municipal Bond Fund and AIM Tax-Free Intermediate Fund value variable rate securities that have an unconditional demand or put feature exercisable within seven days or less at par, which reflects the market value of such securities.

       The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

       Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day. AIM Money Market Fund also determines its net asset value as of 12:00 noon Eastern Time on each day the NYSE is open for business.

TIMING OF ORDERS

You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price

                                                                      MCF--07/03

                                 -------------
                                 THE AIM FUNDS
                                 -------------

purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of dividends and distributions you received from each AIM Fund during the prior year.

       Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

       INVESTORS IN TAX-EXEMPT FUNDS SHOULD READ THE INFORMATION UNDER THE HEADING "OTHER INFORMATION -- SPECIAL TAX INFORMATION REGARDING THE FUND" IN THEIR PROSPECTUS.

       The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. In addition, the preceding discussion concerning the taxability of fund dividends and distributions and of redemptions and exchanges of AIM Fund shares is inapplicable to investors that are generally exempt from federal income tax, such as retirement plans that are qualified under Section 401 of the Internal Revenue Code, individual retirement accounts (IRAs) and Roth IRAs. You should consult your tax advisor before investing.

MCF--07/03

                        --------------------------------
                        AIM TRIMARK SMALL COMPANIES FUND
                        --------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the fund and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about the fund's investments. The fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about this fund, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of the fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4739
                          Houston, TX 77210-4739

BY TELEPHONE:             (800) 347-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of the fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

-------------------------------------
 AIM TRIMARK SMALL COMPANIES FUND
 SEC 1940 Act file number: 811-05426
-------------------------------------

AIMinvestments.com                 [AIF-  ]

--------------------------------------------------------------------------------
THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
--------------------------------------------------------------------------------



                  SUBJECT TO COMPLETION - DATED AUGUST 20, 2003


                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                              AIM INVESTMENT FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919


                                   ----------



THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE CLASS A, CLASS B,
CLASS C AND CLASS R SHARES, AS APPLICABLE, OF EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM INVESTMENT FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES FOR THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES, AS APPLICABLE, OF THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF ANY PROSPECTUS FOR ANY FUND LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:


                            A I M FUND SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 347-4246


                                   ----------



THIS STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER 4, 2003 RELATES TO THE CLASS A, CLASS B, CLASS C AND CLASS R SHARES, AS APPLICABLE, OF THE FOLLOWING
PROSPECTUSES:



                   FUND                                      DATED
                   ----                                      -----
            AIM DEVELOPING MARKETS FUND                  MARCH 3, 2003
             [AIM GLOBAL ENERGY FUND]                   [MARCH 3, 2003]
       [AIM GLOBAL FINANCIAL SERVICES FUND]             [MARCH 3, 2003]
            AIM GLOBAL HEALTH CARE FUND                  MARCH 3, 2003
              [AIM GLOBAL SCIENCE AND                   [MARCH 3, 2003]
                 TECHNOLOGY FUND]
                  AIM LIBRA FUND                         MARCH 3, 2003
             AIM TRIMARK ENDEAVOR FUND                 NOVEMBER 4, 2003
                 AIM TRIMARK FUND                      NOVEMBER 4, 2003
         AIM TRIMARK SMALL COMPANIES FUND              NOVEMBER 4, 2003

                              AIM INVESTMENT FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                                  PAGE
                                                                                                                  ----
GENERAL INFORMATION ABOUT THE TRUST..............................................................................    1
         Fund History............................................................................................    1
         Shares of Beneficial Interest...........................................................................    1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS.........................................................    4
         Classification..........................................................................................    4
         Investment Strategies and Risks.........................................................................    4
                  Equity Investments.............................................................................    9
                  Foreign Investments............................................................................    9
                  Debt Investments...............................................................................   11
                  Other Investments..............................................................................   12
                  Investment Techniques..........................................................................   14
                  Derivatives....................................................................................   18
                  Additional Securities or Investment Techniques.................................................   24
         Fund Policies...........................................................................................   26
         Concentration of Investments............................................................................   29
         Temporary Defensive Positions...........................................................................   29

MANAGEMENT OF THE TRUST..........................................................................................   30
         Board of Trustees.......................................................................................   30
         Management Information..................................................................................   30
                  Trustee Ownership of Fund Shares...............................................................   31
                  Factors Considered in Approving the Investment Advisory Agreement..............................   31
         Compensation............................................................................................   32
                  Retirement Plan For Trustees...................................................................   32
                  Deferred Compensation Agreements...............................................................   32
                  Purchase of Class A Shares of the Funds at Net Asset Value.....................................   33
         Codes of Ethics.........................................................................................   33
         Proxy Voting Policies...................................................................................   33

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES..............................................................   34

INVESTMENT ADVISORY AND OTHER SERVICES...........................................................................   34
         Investment Advisor......................................................................................   34
         Investment Sub-Advisor..................................................................................   35
         Service Agreements......................................................................................   36
         Other Service Providers.................................................................................   37

BROKERAGE ALLOCATION AND OTHER PRACTICES.........................................................................   38
         Brokerage Transactions..................................................................................   38
         Commissions.............................................................................................   38
         Brokerage Selection.....................................................................................   38
         Directed Brokerage (Research Services)..................................................................   39
         Regular Brokers or Dealers..............................................................................   39
         Allocation of Portfolio Transactions....................................................................   40
         Allocation of Initial Public Offering ("IPO") Transactions..............................................   40

PURCHASE, REDEMPTION AND PRICING OF SHARES.......................................................................   40
         Purchase and Redemption of Shares.......................................................................   40

                                                                                                                  PAGE
                                                                                                                  ----
         Offering Price..........................................................................................   57
         Redemption In Kind......................................................................................   58
         Backup Withholding......................................................................................   58

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS.........................................................................   59
         Dividends and Distributions.............................................................................   59
         Tax Matters.............................................................................................   59

DISTRIBUTION OF SECURITIES.......................................................................................   66
         Distribution Plans......................................................................................   66
         Distributor.............................................................................................   69

CALCULATION OF PERFORMANCE DATA..................................................................................   70

APPENDICES:

RATINGS OF DEBT SECURITIES......................................................................................   A-1

TRUSTEES AND OFFICERS...........................................................................................   B-1

TRUSTEE COMPENSATION TABLE......................................................................................   C-1

PROXY VOTING POLICIES...........................................................................................   D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.............................................................   E-1

MANAGEMENT FEES.................................................................................................   F-1

ADMINISTRATIVE SERVICES FEES....................................................................................   G-1

BROKERAGE COMMISSIONS...........................................................................................   H-1

DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF SECURITIES OF REGULAR BROKERS OR DEALERS................   I-1

AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS.........................................   J-1

ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS...................................................   K-1

TOTAL SALES CHARGES.............................................................................................   L-1

PERFORMANCE DATA................................................................................................   M-1

FINANCIAL STATEMENTS............................................................................................    FS

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY


         AIM Investment Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of [nine]/[six] separate portfolios: AIM Developing Markets Fund, [AIM Global Energy Fund,] [AIM Global Financial Services Fund,] AIM Global Health Care Fund, [AIM Global Science and Technology Fund,] AIM Libra Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.



         The Trust was originally organized on October 29, 1987 as a Maryland corporation. The Trust reorganized as a Delaware business trust on May 7, 1998. All historical financial and other information contained in this Statement of Additional Information for periods prior to September 8, 1998 relating to these Funds (or a class thereof), except for AIM Libra Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund, is that of AIM Investment Funds, Inc. the Maryland corporation (or the corresponding class thereof). Each of AIM Libra Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund commenced operations as a series of the Trust. [Prior to September 1, 2001, AIM Global Energy Fund was known as AIM Global Resources Fund.] [Prior to July 1, 2002, AIM Global Science and Technology Fund was known as AIM Global Telecommunications and Technology Fund.]



         Effective shortly after AIM Trimark Small Companies Fund reaches $500 million in assets, the Fund may be closed to new investors. The following types of investors may continue to invest in the Fund if they are invested in the Fund on the date the Fund discontinues sales to new investors and remain invested in the Fund: existing shareholders of the Fund; existing shareholders of the Fund who open other accounts in their name; retirement plans maintained pursuant to
Section 401 of the Internal Revenue Code ("the Code"); retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code; retirement plans maintained pursuant to Section 457 of the Code; non-qualified deferred compensation plans maintained pursuant to Section 83 of the Code; and Qualified Tuition Programs maintained pursuant to Section 529 of the Code. Future investments in the Fund made by existing brokerage firm wrap programs will be at the discretion of A I M Distributors, Inc. ("AIM Distributors"). The following types of investors may open new accounts in AIM Trimark Small Companies Fund, if approved by AIM Distributors: retirement plans maintained pursuant to Section 401 of the Code; retirement plans maintained pursuant to
Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code; retirement plans maintained pursuant to Section 457 of the Code; non-qualified deferred compensation plans maintained pursuant to Section 83 of the Code; and Qualified Tuition Programs maintained pursuant to Section 529 of the Code. Such plans and programs that are considering AIM Trimark Small Companies Fund as an investment option should contact AIM Distributors for approval.


SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board.


         Each Fund offers separate classes of shares as follows:



                                                                                             INSTITUTIONAL
FUND                                         CLASS A     CLASS B     CLASS C     CLASS R        CLASS
----                                         -------     -------     -------     -------     -------------
AIM Developing Markets Fund                     X           X           X
[AIM Global Energy Fund]                       [X]         [X]         [X]
[AIM Global Financial Services Fund]           [X]         [X]         [X]
AIM Global Health Care Fund                     X           X           X
[AIM Global Science and Technology Fund]       [X]         [X]         [X]
AIM Libra Fund                                  X           X           X
AIM Trimark Endeavor Fund                       X           X           X           X              X
AIM Trimark Fund                                X           X           X           X              X
AIM Trimark Small Companies Fund                X           X           X           X              X



         This Statement of Additional Information relates solely to the Class A, Class B, Class C and Class R shares, if applicable, of the Funds. The Institutional Class shares are intended for use by certain eligible institutional investors, are discussed in a separate Statement of Additional Information and are available to the following:



         o banks and trust companies acting in a fiduciary or similar capacity;


         o        bank and trust company common and collective trust funds;


         o        banks and trust companies investing for their own account;


         o entities acting for the account of a public entity (e.g., Taft-Hartley funds, states, cities or government agencies);


         o        retirement plans; and


         o platform sponsors with which AIM Distributors has entered into an agreement.


         Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.


         Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.


         Because Class B shares automatically convert to Class A shares at month-end eight years after the date of purchase, the Funds' distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act requires that Class B shareholders must also approve any material increase in distribution fees submitted to Class A shareholders of that Fund. A pro rata portion of shares from reinvested dividends and distributions convert along with the Class B shares.


         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Other than the automatic conversion of Class B shares to Class A shares, there are no conversion rights. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.


         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.


SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.

            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION


         The Trust is an open-end management investment company. Each of the Funds other than AIM Developing Markets Fund is "diversified" for purposes of the 1940 Act.


INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds--Registered Trademark--. The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                              AIM INVESTMENT FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


------------------------------------------------------------------------------------------------------------------------------
                                                                             [AIM
  FUND                                                  [AIM       AIM       GLOBAL                                    AIM
----------                         AIM        [AIM     GLOBAL     GLOBAL    SCIENCE               AIM                TRIMARK
SECURITY/                       DEVELOPING   GLOBAL   FINANCIAL   HEALTH      AND        AIM    TRIMARK     AIM        SMALL
INVESTMENT                       MARKETS     ENERGY   SERVICES     CARE    TECHNOLOGY   LIBRA   ENDEAVOR   TRIMARK   COMPANIES
TECHNIQUE                         FUND        FUND]     FUND]      FUND      FUND]       FUND     FUND      FUND       FUND
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
                                                                     EQUITY INVESTMENTS
Common Stock                        X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Preferred Stock                     X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Convertible Securities              X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Alternative Entity
Securities                          X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
                                                                    FOREIGN INVESTMENTS
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Foreign Securities                  X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Foreign Government
Obligations                         X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Foreign Exchange
Transactions                        X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
                                                                     DEBT INVESTMENTS
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
U.S. Government
Obligations                         X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Rule 2a-7 Requirements
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Mortgage-Backed and
Asset-Backed Securities
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Collateralized Mortgage
Obligations
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Bank Instruments
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Commercial Instruments
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Participation Interests
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Municipal Securities
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Municipal Lease
Obligations
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Investment Grade
Corporate Debt
Obligations                         X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Junk Bonds                          X           X         X          X         X          X         X         X          X
------------------------------------------------------------------------------------------------------------------------------

                              AIM INVESTMENT FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


------------------------------------------------------------------------------------------------------------------------------
                                                                             [AIM
  FUND                                                  [AIM       AIM       GLOBAL                                    AIM
----------                         AIM        [AIM     GLOBAL     GLOBAL    SCIENCE               AIM                TRIMARK
SECURITY/                       DEVELOPING   GLOBAL   FINANCIAL   HEALTH      AND        AIM    TRIMARK     AIM        SMALL
INVESTMENT                       MARKETS     ENERGY   SERVICES     CARE    TECHNOLOGY   LIBRA   ENDEAVOR   TRIMARK   COMPANIES
TECHNIQUE                         FUND        FUND]     FUND]      FUND      FUND]       FUND     FUND      FUND       FUND
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Liquid Assets                       X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
                                                                   OTHER INVESTMENTS
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
REITs                               X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Other Investment
Companies                           X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Defaulted Securities
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Municipal Forward
Contracts
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Variable or Floating Rate
Instruments                         X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Indexed Securities                  X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Zero-Coupon and
Pay-in-Kind Securities              X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Synthetic Municipal
Instruments
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
                                                                INVESTMENT TECHNIQUES
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Delayed Delivery
Transactions                        X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
When-Issued Securities              X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Short Sales                         X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Margin Transactions
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Swap Agreements                     X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Interfund Loans                     X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Borrowing                           X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Lending Portfolio
Securities                          X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Repurchase Agreements               X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Reverse Repurchase
Agreements                          X           X         X          X         X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Dollar Rolls                                    X         X          X         X
------------------------------------------------------------------------------------------------------------------------------

                              AIM INVESTMENT FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


------------------------------------------------------------------------------------------------------------------------------
                                                                             [AIM
  FUND                                                  [AIM       AIM       GLOBAL                                    AIM
----------                         AIM        [AIM     GLOBAL     GLOBAL    SCIENCE               AIM                TRIMARK
SECURITY/                       DEVELOPING   GLOBAL   FINANCIAL   HEALTH      AND        AIM    TRIMARK     AIM        SMALL
INVESTMENT                       MARKETS     ENERGY   SERVICES     CARE    TECHNOLOGY   LIBRA   ENDEAVOR   TRIMARK   COMPANIES
TECHNIQUE                         FUND        FUND]     FUND]      FUND      FUND]       FUND     FUND      FUND       FUND
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Illiquid Securities                 X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Rule 144A Securities                X           X         X          X         X          X         -         -          -
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Unseasoned Issuers                                                                        X                              X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Portfolio Transactions
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Sale of Money Market
Securities
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Standby Commitments
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
                                                                       DERIVATIVES
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Equity-Linked Derivatives           X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Put Options                         X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Call Options                        X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Straddles                           X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Warrants                            X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Futures Contracts and
Options on Futures
Contracts                           X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Forward Currency Contracts          X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Cover                               X           X         X          X         X          X         X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
                                                     ADDITIONAL SECURITIES OR INVESTMENT TECHINIQUES
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Loan Participations and
Assignments                         X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Privatizations                      X           X         X          X         X                    X         X          X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Indexed Commercial Paper            X
------------------------------------------------------------------------------------------------------------------------------

                              AIM INVESTMENT FUNDS

                 SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES


------------------------------------------------------------------------------------------------------------------------------
                                                                             [AIM
  FUND                                                  [AIM       AIM       GLOBAL                                    AIM
----------                         AIM        [AIM     GLOBAL     GLOBAL    SCIENCE               AIM                TRIMARK
SECURITY/                       DEVELOPING   GLOBAL   FINANCIAL   HEALTH      AND        AIM    TRIMARK     AIM        SMALL
INVESTMENT                       MARKETS     ENERGY   SERVICES     CARE    TECHNOLOGY   LIBRA   ENDEAVOR   TRIMARK   COMPANIES
TECHNIQUE                         FUND        FUND]     FUND]      FUND      FUND]       FUND     FUND      FUND       FUND
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Samurai and Yankee Bonds            X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Premium Securities                  X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Structured Investments              X
---------------------------     ----------   ------   ---------   ------   ----------   -----   --------   -------   ---------
Stripped Income Securities          X
------------------------------------------------------------------------------------------------------------------------------

Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.


         The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Debt Investments - Junk Bonds" below.


         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.


         Each Fund may invest up to 100% of its total assets in foreign securities, except that AIM Libra Fund, AIM Trimark Endeavor Fund and AIM Trimark Small Companies Fund may each invest up to 25% of its total assets in foreign securities.

         Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. Each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) has replaced its local currency with the euro effective January 1, 2002.


         Risks of Developing Countries. Each Fund may invest in securities of companies located in developing countries and AIM Developing Markets Fund may invest all of its total assets in securities of companies located in developing countries. AIM Libra Fund and AIM Trimark Small Companies Fund may each invest 5% of its total assets in securities of companies located in developing countries. AIM Trimark Endeavor Fund and AIM Trimark Fund may each invest 15% of its total assets in securities of companies located in developing countries. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

         FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities that issue them. These securities involve the risk discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interests or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the government of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds."

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.


         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.


         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.


         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.


         JUNK BONDS. Each of the funds other than AIM Libra Fund may invest in junk bonds. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.


         Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

         The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.


         The Funds may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations in valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities. AIM Global Health Care Fund, [AIM Global Financial Services Fund] and [AIM Global Science and Technology Fund] AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund may each invest up to 5% of total assets, [AIM Global Energy Fund may invest up to 20% of net assets and AIM Developing Markets Fund may invest up to 50% of total assets in junk bonds.


         Descriptions of debt securities ratings are found in Appendix A.


         LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments and municipal obligations).



Other Investments



         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.


         VARIABLE OR FLOATING RATE INSTRUMENTS. AIM Developing Markets Fund may invest in securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Funds.



         INDEXED SECURITIES. AIM Developing Markets Fund may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

         ZERO-COUPON AND PAY-IN-KIND SECURITIES. AIM Developing Markets Fund may, but does not currently intend to, invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, the Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.



Investment Techniques



         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leveraging technique.


         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

         A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.


         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.


         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree.

Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.


         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.



         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.


         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.


         SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."


         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other AIM Funds and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.


         BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during a Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.


         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.




         DOLLAR ROLLS. A dollar roll involves the sale by a Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the sold security.


         Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Fund typically enters into dollar roll transactions to enhance the Fund's return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.


         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

         Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.


         [AIM Global Energy Fund,] [AIM Global Financial Services Fund,] AIM Global Health Care Fund and [AIM Global Science and Technology Fund] cannot invest more than 5% of total assets in joint ventures, cooperatives, partnerships and state enterprises which are illiquid.




         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;
(iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.



         UNSEASONED ISSUERS. AIM Libra Fund and AIM Trimark Small Companies Fund may invest in equity securities of unseasoned issuers. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.




Derivatives


         The Funds may each invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security contract or foreign currency as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into, or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

         A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options. This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         STRADDLES. A Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures

Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds currently may not invest in any security (including Futures Contracts or options thereon) that is secured by physical commodities.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques


         PARTICIPATION INTERESTS. AIM Developing Markets Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the "Borrower"). Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. The Fund is thus subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.


         PRIVATIZATIONS. Each of the funds other than AIM Libra Fund may invest in privatizations. The governments of some foreign countries have been engaged in selling part or all of their stakes in government-owned or controlled enterprises ("privatizations"). AIM believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of the Funds in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities such as the Funds to participate may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.




         INDEXED COMMERCIAL PAPER. AIM Developing Markets Fund may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the funds to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The Fund will not purchase such commercial paper for speculation.



         SAMURAI AND YANKEE BONDS. Subject to its fundamental investment restrictions, AIM Developing Markets Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in their countries of domicile, such bond issues normally carry a higher interest rate but are less actively traded. It is the policy of the Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.



         PREMIUM SECURITIES. AIM Developing Markets Fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. If securities purchased by the Fund at a premium are called or sold prior to maturity, the Fund will realize a loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will realize a loss if it holds such securities to maturity.



         STRUCTURED INVESTMENTS. AIM Developing Markets Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.


         AIM Developing Markets Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.



         Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, AIM Developing Markets Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described below under "Investment Strategies and Risks - Other Investment Companies." Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.



         STRIPPED INCOME SECURITIES. AIM Developing Markets Fund may invest a portion of its assets in stripped income securities, which are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the "interest only class" or the "IO class"), while the other class will receive all of the principal (the "principal-only class" or the "PO class"). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities.


FUND POLICIES


         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares, except that AIM Developing Markets Fund is not subject to restriction (1) and [AIM Global Energy Fund,] [AIM Global Financial Services Fund,] AIM Global Health Care Fund and [AIM Global Science and Technology Fund] [are/is] not subject to restriction (4). Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.


         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.


         [AIM Global Energy Fund,] [AIM Global Financial Services Fund,] AIM Global Health Care Fund and [AIM Global Science and Technology Fund] will [each] concentrate (as such term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) its investments.



         [AIM Global Energy Fund will concentrate its investments in the securities of domestic and foreign issuers in the energy sector.]



         [AIM Global Financial Services Fund will concentrate its investments in the securities of domestic and foreign financial services companies.]


         AIM Global Health Care Fund will concentrate its investments in the securities of domestic and foreign issuers in the health care industry.


         [AIM Global Science and Technology Fund will concentrate its investments in the securities of domestic and foreign issuers in the science and technology industries.]



         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM and the sub-advisor of AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.



         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds, except that AIM Developing Markets Fund is not subject to restriction (1) and [AIM Global Energy Fund,] [AIM Global Financial Services Fund,] AIM Global Health Care Fund and [AIM

Global Science and Technology Fund] [are/is] not subject to restriction (3). They may be changed for any Fund without approval of that Fund's voting securities.


         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33 1/3% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.


         ADDITIONAL NON-FUNDAMENTAL [POLICIES/POLICY]. As [a] non-fundamental [policy/policies]:



         (1) AIM Developing Markets Fund normally invests at least 80% of its assets in securities of companies that are in developing markets countries. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.



         [(2) AIM Global Energy Fund normally invests at least 80% of its assets in securities of energy sector companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.]



         [(3) AIM Global Financial Services Fund normally invests at least 80% of its assets in securities of financial services companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.]



         [(4)] AIM Global Health Care Fund normally invests at least 80% of its assets in securities of health care industry companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.



         [(5) AIM Global Science and Technology Fund normally invests at least 80% of its assets in securities of science and technology industry companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.]



         [(6)] AIM Trimark Small Companies Fund normally invests at least 80% of its assets in marketable equity securities of small capitalization companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.


CONCENTRATION OF INVESTMENTS


         [For purposes of the AIM Global Energy Fund's fundamental investment restriction regarding industry concentration, a company will be considered in the energy sector if (1) at least 50% of its gross income or its net sales come from activities in the energy sector; (2) at least 50% of its assets are devoted to producing revenues from the energy sector; or (3) based on other available information, AIM determines that its primary business is within the energy sector.]



         [For purposes of AIM Global Financial Services Fund's fundamental investment restriction regarding industry concentration, financial services companies include those that provide, and derive at least 40% of their revenues from, financial services (such as commercial banks, insurance companies, investment management companies, trust companies, savings banks, insurance brokerages, securities brokerages, investment banks, leasing companies, and real estate-related companies).]


         For purposes of AIM Global Health Care Fund's fundamental investment restriction regarding industry concentration, a company will be considered a health care company if (1) at least 50% of its gross income or its net sales are derived from activities in the health care industry; (2) at least 50% of its assets are devoted to producing revenues from the health care industry; or (3) based on other available information, AIM determines that its primary business is within the health care industry.


         [For purposes of AIM Global Science and Technology Fund's fundamental investment restriction regarding industry concentration, a company will be considered in the science industry or the technology industry if (1) at least 50% of its gross income or its net sales are derived from activities in that industry; (2) at least 50% of its assets are devoted to producing revenues from that industry; or (3) based on other available information, AIM determines that its primary business is within either industry.]


TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of their assets in cash, cash equivalents or high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.

                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust, their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix B.

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, the Valuation Committee and the Committee on Directors/Trustees.


         The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock, Louis S. Sklar, Dr. Prema Mathai-Davis and Ruth H. Quigley. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between Fund management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and the resulting financial statements prepared by Fund management to promote accuracy of financial reporting and asset valuation; and (iv) preapproving permissible non-audit services that are provided to each Fund by its independent auditors. During the fiscal year ended October 31, 2002, the Audit Committee held six meetings.



         The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Pennock and Sklar (Chair), Carl Frischling, Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters. During the fiscal year ended October 31, 2002, the Investments Committee held four meetings.


         The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies. During the fiscal year ended October 31, 2002, the Valuation Committee held one meeting.

         The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of trustees; (ii) nominating persons who are not interested persons of the Fund for selection as, members of each committee of the Board, including without limitation, the Audit Committee, the Committee on Directors/Trustees, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Fund. During the fiscal year ended October 31, 2002, the Committee on Directors/Trustees held five meetings.


         The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.


Trustee Ownership of Fund Shares

         The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement


         The advisory agreement with AIM was re-approved for each Fund, other than AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund, by the Trust's Board at a meeting held on May 13-14, 2003, and was initially approved for AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund by the Trust's Board at a meeting held on September 16-17, 2003. In evaluating the fairness and reasonableness of the advisory agreement, the Board considered a variety of factors for each Fund, including: the requirements of each Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of each Fund's investment performance, if applicable, and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and in relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to each Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and AIM.


         In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and their respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

         After consideration of these factors, the Board found that: (i) the services provided to each Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's advisory agreement was in the best interests of such Fund and its shareholders and continued the agreement for an additional year.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2002 is found in Appendix C.

Retirement Plan For Trustees

         The trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the Trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value


         The trustees and other affiliated persons of the Trust may purchase Class A shares of the Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution. For a complete description of the persons who will not pay an initial sales charge on purchases of Class A shares of the Funds, see "Purchase, Redemption and Pricing of Shares - Purchase and Redemption of Shares
- Purchases of Class A Shares, Class A3 Shares, of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund - Purchases of Class A Shares at Net Asset Value."


CODES OF ETHICS


         AIM, the Trust, AIM Distributors and AIM Funds Management Inc. (the sub-advisor to AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund) have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.



PROXY VOTING POLICIES



         The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund other than AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund to the Fund's investment advisor, and with respect to AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund, to AIM Funds Management, Inc., the "Sub-Advisor". The investment advisor and investment Sub-Advisor will vote such proxies in accordance with their proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix D.



         Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for approval. The Board of Trustees will be supplied with a summary quarterly report of each Fund's proxy voting record.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.



                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over [190] investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Investment Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor(s) to the Funds are not exclusive and AIM and the sub-advisor(s) are free to render investment advisory services to others, including other investment companies.

         AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Investment Advisory Agreement provides that each Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.


         Pursuant to its investment advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:

              FUND NAME                          NET ASSETS            ANNUAL RATE
              ---------                          ----------            -----------
AIM Developing Markets Fund                 First $500 million            0.975%
[AIM Global Energy Fund]                    Next $500 million             0.95%
[AIM Global Financial Services Fund]        Next $500 million             0.925%
AIM Global Health Care Fund                 On amounts thereafter         0.90%
[AIM Global Science and
      Technology Fund]
------------------------------------------------------------------------------
AIM Libra Fund                              First $1 billion              0.85%
                                            On amounts thereafter         0.80%
------------------------------------------------------------------------------
AIM Trimark Endeavor Fund                   All Assets                    0.80%
------------------------------------------------------------------------------
AIM Trimark Fund                            All Assets                    0.85%
AIM Trimark Small Companies Fund
------------------------------------------------------------------------------



         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.


         AIM has voluntarily agreed to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board of Trustees. See "Description of the Funds and Their Investments and Risks -Investment Strategies and Risks - Other Investments - Other Investment Companies."



         AIM has contractually agreed through October 31, 2004, to limit total annual fund operating expenses (excluding interest, taxes, dividend expense on short sales, fund merger and reorganization expenses, extraordinary items, including other items designated as such by the Board of Trustees, and increases in expenses due to expense offset arrangements, if any) on [(1) AIM Global Energy Fund's and AIM Global Science and Technology Fund's Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively, and (2) on] AIM Developing Markets Fund's Class A, Class B and Class C shares to the extent necessary to limit the total operating expenses on Class A shares to 2.00% (e.g., if AIM waives 0.10% of Class A expenses, AIM will also waive 0.10% of Class B and Class C expenses). Such contractual fee waivers or reductions are set forth in the Fee Table to each Fund's Prospectus and may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.


INVESTMENT SUB-ADVISOR


         AIM has entered into a Master Sub-Advisory contract with AIM Funds Management Inc. ("Sub-Advisor") to provide investment sub-advisory services to AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund.


         The Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

         The Sub-Advisor is located at 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7 and has provided investment management and/or administrative services to pension funds, insurance funds, unit trusts, offshore funds and a variety of institutional accounts since 1981.


         AIM and the Sub-Advisor are indirect wholly owned subsidiaries of AMVESCAP PLC (formerly, AMVESCO PLC and INVESCO PLC).


         For the services to be rendered by the Sub-Advisor under its Master Sub-Advisory Contract, AIM will pay to the Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of each Fund. (See "Computation of Net Asset Value.") [On an annual basis, the sub-advisory fee is equal to 40% of AIM's compensation in respect of the sub-advised assets per year, for each of AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund.]



         The management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund for the last three fiscal years ended October 31 are found in Appendix F.


          SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board;
(d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

          AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.


         Administrative services fees paid to AIM by each Fund for the last three fiscal years ended October 31 are found in Appendix G.

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Transfer Agency and Service Agreement between the Trust and AFS provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), 800 Scudders Mill Road, Plainsboro, New Jersey 08536 has entered into an agreement with the Trust (and certain other AIM Funds), PFPC Inc. (formerly known as First Data Investor Service Group) and Financial Data Services, Inc., pursuant to which MLPF&S is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).

         Primerica Shareholder Services, Inc. ("PSS"), 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001 has also entered into an agreement with the Trust (and certain other AIM Funds) and AFS pursuant to which PSS is paid a per account fee to perform certain shareholder sub-accounting services for its customers who beneficially own shares of the Fund(s).


         CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 100 Church Street, New York, New York 10286, also serves as sub-custodian to facilitate cash management.


         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country; the Custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board of Trustees has selected PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas 77002, as the independent public accountants to audit the financial statements of the Funds.


         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES



         The Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.


BROKERAGE TRANSACTIONS


         AIM or the Sub-advisor makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.



         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.


         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.


         Brokerage commissions paid by each of the Funds during the last three fiscal years ended October 31 are found in Appendix H.


COMMISSIONS

         During the last three fiscal years ended October 31 none of the Funds paid brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information, and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.


         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.


         AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and [(3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.]


DIRECTED BROKERAGE (RESEARCH SERVICES)


         Directed brokerage (research services) paid by each of the Funds during the last fiscal year ended October 31, 2002 are found in Appendix I.


REGULAR BROKERS OR DEALERS


         Information concerning the Funds' acquisition of securities of their regular brokers or dealers during the last fiscal year ended October 31, 2002 is found in Appendix I.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS


On occasion, when the Sub-Advisor is purchasing certain thinly-traded securities or shares in an IPO for AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund, the situation may arise that the Sub-Advisor is unable to obtain sufficient securities to fill the orders of the Fund or all other relevant clients. In that situation, the Sub-Advisor is required to use pro-rata allocation methods that ensure the fair and equitable treatment of all clients.





                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

Purchases of Class A Shares, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund

         INITIAL SALES CHARGES. Each AIM Fund (other than AIM Tax-Exempt Cash Fund and AIM Money Market Fund) is grouped into one of three categories to determine the applicable initial sales charge for its Class A Shares. The sales charge is used to compensate AIM Distributors and participating dealers for their expenses incurred in connection with the distribution of the Funds' shares. You may also be charged a transaction or other fee by the financial institution managing your account.

         Class A Shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund and AIM Cash Reserve Shares of AIM Money Market Fund are sold without an initial sales charge.

CATEGORY I FUNDS


AIM Aggressive Growth Fund                  AIM Large Cap Growth Fund
AIM Asia Pacific Growth Fund                AIM Libra Fund
AIM Basic Value Fund                        AIM Mid Cap Basic Value Fund
AIM Blue Chip Fund                          AIM Mid Cap Core Equity Fund
AIM Capital Development Fund                AIM Mid Cap Growth Fund
AIM Charter Fund                            [AIM New Technology Fund]
AIM Constellation Fund                      AIM Opportunities I Fund
AIM Dent Demographic Trends Fund            AIM Opportunities II Fund
AIM Diversified Dividend Fund               AIM Opportunities III Fund
AIM Emerging Growth Fund                    AIM Premier Equity Fund
AIM European Growth Fund                    [AIM Premier Equity II Fund]
AIM European Small Company Fund             AIM Select Equity Fund
[AIM Global Utilities Fund]                 AIM Small Cap Equity Fund
AIM Global Value Fund                       AIM Small Cap Growth Fund
[AIM International Core Equity Fund]        AIM Trimark Endeavor Fund
AIM International Emerging Growth Fund      AIM Trimark Fund
AIM International Growth Fund               AIM Trimark U.S. Small Companies Fund
AIM Large Cap Basic Value Fund              AIM Weingarten Fund


                                                                             Dealer
                                             Investor's Sales Charge        Concession
                                            -------------------------      -------------
                                                As a          As a            As a
                                             Percentage    Percentage       Percentage
                                            of the Public  of the Net      of the Public
         Amount of Investment in              Offering       Amount          Offering
           Single Transaction(1)                Price       Invested          Price
        -------------------------           -------------  ----------      -------------
                  Less than $   25,000          5.50%         5.82%            4.75%
     $ 25,000 but less than $   50,000          5.25          5.54             4.50
     $ 50,000 but less than $  100,000          4.75          4.99             4.00
     $100,000 but less than $  250,000          3.75          3.90             3.00
     $250,000 but less than $  500,000          3.00          3.09             2.50
     $500,000 but less than $1,000,000          2.00          2.04             1.60


(1) AIM Opportunities I Fund will not accept any single purchase in excess of $250,000.

CATEGORY II FUNDS


AIM Balanced Fund                         AIM Global Trends Fund
AIM Basic Balanced Fund                   AIM High Income Municipal Fund
AIM Developing Markets Fund               AIM High Yield Fund
AIM Global Aggressive Growth Fund         AIM Income Fund
[AIM Global Energy Fund]                  AIM Intermediate Government Fund
[AIM Global Financial Services Fund]      AIM Municipal Bond Fund
AIM Global Growth Fund                    AIM Real Estate Fund
AIM Global Health Care Fund               AIM Total Return Bond Fund
[AIM Global Science and
    Technology Fund]


                                                                              Dealer
                                             Investor's Sales Charge        Concession
                                            -------------------------      -------------
                                                 As a         As a             As a
                                              Percentage    Percentage       Percentage
                                             of the Public  of the Net     of the Public
          Amount of Investment in              Offering      Amount          Offering
             Single Transaction                 Price       Invested          Price
          -----------------------           -------------  ----------      -------------
                  Less than $   50,000          4.75%         4.99%            4.00%
     $ 50,000 but less than $  100,000          4.00          4.17             3.25
     $100,000 but less than $  250,000          3.75          3.90             3.00
     $250,000 but less than $  500,000          2.50          2.56             2.00
     $500,000 but less than $1,000,000          2.00          2.04             1.60

CATEGORY III FUNDS

AIM Limited Maturity Treasury Fund
AIM Tax-Free Intermediate Fund


                                                                              Dealer
                                             Investor's Sales Charge        Concession
                                            -------------------------      -------------
                                                 As a         As a             As a
                                              Percentage    Percentage       Percentage
                                             of the Public  of the Net     of the Public
          Amount of Investment in              Offering      Amount          Offering
             Single Transaction                 Price       Invested          Price
          -----------------------           -------------  ----------      -------------
                  Less than $  100,000          1.00%         1.01%            0.75%
     $100,000 but less than $  250,000          0.75          0.76             0.50
     $250,000 but less than $1,000,000          0.50          0.50             0.40

         Beginning on October 31, 2002 Class A Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund were closed to new investors. Current investors must maintain a share balance in order to continue to make incremental purchases.

         LARGE PURCHASES OF CLASS A SHARES. Investors who purchase $1,000,000 or more of Class A Shares of a Category I, II or III Fund do not pay an initial sales charge. In addition, investors who currently own Class A shares of Category I, II, or III Funds and make additional purchases that result in account balances of $1,000,000 or more do not pay an initial sales charge on the additional purchases. The additional purchases, as well as initial purchases of $1,000,000 or more, are referred to as Large Purchases. If an investor makes a Large Purchase of Class A shares of a Category I or II Fund, however, each share issued will generally be subject to a 1.00% contingent deferred sales charge ("CDSC") if the investor redeems those shares within 18 months after purchase. Large Purchases of Class A shares of Category III Funds made on or after November 15, 2001 and through October 30, 2002 will be subject to a 0.25% CDSC if the investor redeems those shares within 12 months after purchase.

         AIM Distributors may pay a dealer concession and/or advance a service fee on Large Purchases, as set forth below. Exchanges between the AIM Funds may affect total compensation paid.


         AIM Distributors may make the following payments to dealers of record for Large Purchases of Class A shares of Category I or II Funds by investors other than (i) retirement plans that are maintained pursuant to Sections 401 and 457 of the Code, and (ii) retirement plans that are maintained pursuant to
Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code:


                               PERCENT OF PURCHASE

                 ----------------------------------------------
                 1% of the first $2 million
                 ----------------------------------------------
                 plus 0.80% of the next $1 million
                 ----------------------------------------------
                 plus 0.50% of the next $17 million
                 ----------------------------------------------
                 plus 0.25% of amounts in excess of $20 million
                 ----------------------------------------------

         If (i) the amount of any single purchase order plus (ii) the net asset value of all other shares owned by the same customer submitting the purchase order on the day on which the purchase order is received equals or exceeds $1,000,000, the purchase will be considered a "jumbo accumulation purchase." With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same customer over the life of his or her account(s).

         If an investor made a Large Purchase of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay an additional dealer concession of 0.75% upon exchange.

         If an investor makes a Large Purchase of Class A shares of a Category I or II Fund on or after November 15, 2001 and exchanges those shares for Class A shares of a Category III Fund, AIM Distributors will not pay any additional dealer compensation upon the exchange. Beginning February 17, 2003, Class A Shares of a Category I or II Fund may not be exchanged for Class A Shares of a Category III Fund.

         If an investor makes a Large Purchase of Class A3 shares of a Category III Fund on and after October 31, 2002 and exchanges those shares for Class A shares of a Category I or II Fund, AIM Distributors will pay 1.00% of such purchases as dealer compensation upon the exchange. The Class A Shares of the Category I or II Fund received in exchange generally will be subject to a 1.00% CDSC if the investor redeems such shares within 18 months from the date of exchange.

         If an investor makes a Large Purchase of Class A shares of a Category III Fund and exchanges those shares for Class A shares of another Category III Fund, AIM Distributors will not pay any additional dealer concession upon the exchange. Beginning on February 17, 2003, Class A Shares of a Category III Fund may not be exchanged for Class A Shares of another Category III Fund.

         PURCHASES OF CLASS A SHARES BY CERTAIN RETIREMENT PLANS AT NAV. Effective November 1, 2002, for purchases of Class A shares of Category I and II Funds, AIM Distributors may make the following payments to investment dealers or other financial service firms for sales of such shares at net asset value ("NAV") to certain retirement plans provided the applicable dealer of record is able to establish that the retirement plan's purchase of Class A shares is a new investment (as defined below):

                               PERCENT OF PURCHASE

                 ----------------------------------------------
                 0.50% of the first $20 million
                 ----------------------------------------------
                 plus 0.25% of amounts in excess of $20 million
                 ----------------------------------------------

         This payment schedule will be applicable to purchases of Class A shares at NAV by the following types of retirement plans: (i) all plans maintained pursuant to Sections 401 and 457 of the Code, and (ii) plans maintained pursuant to Section 403 of the Code if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 502(c)(3) of the Code.


         A "new investment" means a purchase paid for with money that does not represent (i) the proceeds of one or more redemptions of AIM Fund shares, (ii) an exchange of AIM Fund shares, or (iii) the repayment of one or more retirement plan loans that were funded through the redemption of AIM Fund shares. If AIM Distributors pays a dealer concession in connection with a plan's purchase of Class A shares at NAV, such shares may be subject to a CDSC of 1.00% of net assets for 12 months, commencing on the date the plan first invests in Class A shares of an AIM Fund. If the applicable dealer of record is unable to establish that a plan's purchase of Class A shares at NAV is a new investment, AIM Distributors will not pay a dealer concession in connection with such purchase and such shares will not be subject to a CDSC.



         With regard to any individual jumbo accumulation purchase, AIM Distributors may make payment to the dealer of record based on the cumulative total of jumbo accumulation purchases made by the same plan over the life of the plan's account(s).


         PURCHASERS QUALIFYING FOR REDUCTIONS IN INITIAL SALES CHARGES. As shown in the tables above, purchases of certain amounts of AIM Fund shares may reduce the initial sales charges. These reductions are available to purchasers that meet the qualifications listed below. We will refer to purchasers that meet these qualifications as "Qualified Purchasers."

INDIVIDUALS

         o an individual (including his or her spouse or domestic partner, and children);


         o any trust established exclusively for the benefit of an individual;



         o a retirement plan established exclusively for the benefit of an individual, specifically including but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax sheltered 403(b)(7) custodial account; and


         o        a qualified tuition plan account, maintained pursuant to
                  Section 529 of the Code, or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual or have an individual named as the beneficiary thereof).

EMPLOYER-SPONSORED RETIREMENT PLANS

         o a retirement plan maintained pursuant to Section 401, 403 (only if the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the
                  Code), 408 (includes SEP, SARSEP, and SIMPLE IRA plans) or 457 of the Code, if:

                  a. the employer or plan sponsor submits all contributions for all participating employees in a single contribution transmittal (the AIM Funds will not accept separate contributions submitted with respect to individual participants);

                  b. each transmittal is accompanied by a single check or wire transfer; and

                  c. if the AIM Funds are expected to carry separate accounts in the names of each of the plan participants, (i) the employer or plan sponsor notifies AIM Distributors in writing that the separate accounts of all plan participants should be linked, and (ii) all new participant accounts are established by submitting an appropriate Account Application on behalf of each new participant with the contribution transmittal.

TRUSTEES AND FIDUCIARIES


         o A trustee or fiduciary purchasing for a single trust, estate or fiduciary account.




OTHER GROUPS


         o any organized group of persons, whether incorporated or not, purchasing AIM Fund shares through a single account, provided that:

                  a. the organization has been in existence for at least six months; and

                  b. the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.


         HOW TO QUALIFY FOR REDUCTIONS IN INITIAL SALES CHARGES. The following sections discuss different ways that a Qualified Purchaser can qualify for a reduction in the initial sales charges for purchases of Class A shares of the AIM Funds.


LETTERS OF INTENT

         A Qualified Purchaser may pay reduced initial sales charges by (i) indicating on the Account Application that he, she or it intends to provide a Letter of Intent ("LOI") and (ii) subsequently fulfilling the conditions of that LOI.

         The LOI confirms the total investment in shares of the AIM Funds that the Qualified Purchaser intends to make within the next 13 months. By marking the LOI section on the account application and by signing the account application, the Qualified Purchaser indicates that he, she or it understands and agrees to the terms of the LOI and is bound by the provisions described below:

         Calculating the Initial Sales Charge

         o Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI (to determine what the applicable public offering price is, look at the sales charge table in the section on "Initial Sales Charges" above).

         o It is the purchaser's responsibility at the time of purchase to specify the account numbers that should be considered in determining the appropriate sales charge.

         o The offering price may be further reduced as described below under "Rights of Accumulation" if the Transfer Agent is advised of all other accounts at the time of the investment.

         o Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.

         Calculating the Number of Shares to be Purchased

         o Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI. The LOI effective date will be the date of the first purchase within the 90-day period.

         o Purchases made more than 90 days before signing an LOI will be applied toward the completion of the LOI based on the value of the shares purchased that is calculated at the public offering price on the effective date of the LOI.

         o If a purchaser meets the original obligation at any time during the 13-month period, he or she may revise the intended investment amount upward by submitting a written and signed request. This revision will not change the original expiration date.

         o The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.

         Fulfilling the Intended Investment

         o By signing an LOI, a purchaser is not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, the purchaser will have to pay the increased amount of sales charge.

         o To assure compliance with the provisions of the 1940 Act, the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share) out of the initial purchase (or subsequent purchases if necessary). All dividends and any capital gain distributions on the escrowed shares will be credited to the purchaser. All shares purchased, including those escrowed, will be registered in the purchaser's name. If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.

         o If the intended investment is not completed, the purchaser will pay the Transfer Agent the difference between the sales charge on the specified amount and the sales charge on the amount actually purchased. If the purchaser does not pay such difference within 20 days of the expiration date, he or she irrevocably constitutes and appoints the Transfer Agent as his attorney to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

         Canceling the LOI

         o If at any time before completing the LOI Program, the purchaser wishes to cancel the agreement, he or she must give written notice to AIM Distributors.

         o If at any time before completing the LOI Program the purchaser requests the Transfer Agent to liquidate or transfer beneficial ownership of his total shares, the LOI will be automatically canceled. If the total amount purchased is less than the amount specified in the LOI, the Transfer Agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

         Other Persons Eligible for the LOI Privilege

         The LOI privilege is also available to holders of the Connecticut General Guaranteed Account, established for tax qualified group annuities, for contracts purchased on or before June 30, 1992.

         LOIs and Contingent Deferred Sales Charges


         If an investor entered into an LOI to purchase $1,000,000 or more of Class A shares of a Category III Fund on and after November 15, 2001 and through October 30, 2002, such shares will be subject to a 12-month, 0.25% CDSC. Purchases of Class A shares of a Category III Fund made pursuant to an LOI to purchase $1,000,000 or more of shares entered into prior to November 15, 2001 or after October 30, 2002 will not be subject to this CDSC. All LOIs to purchase $1,000,000 or more of Class A shares of Category I and II Funds are subject to an 18-month, 1.00% CDSC.


RIGHTS OF ACCUMULATION

         A Qualified Purchaser may also qualify for reduced initial sales charges based upon his, her or its existing investment in shares of any of the AIM Funds at the time of the proposed purchase. To determine whether or not a reduced initial sales charge applies to a proposed purchase, AIM Distributors takes into account not only the money which is invested upon such proposed purchase, but also the value of all shares of the AIM Funds owned by such purchaser, calculated at their then current public offering price.

         If a purchaser qualifies for a reduced sales charge, the reduced sales charge applies to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if a purchaser already owns qualifying shares of any AIM Fund with a value of $20,000 and wishes to invest an additional $20,000 in a fund with a maximum initial sales charge of 5.50%, the reduced initial sales charge of 5.25% will apply to the full $20,000 purchase and not just to the $15,000 in excess of the $25,000 breakpoint.

         To qualify for obtaining the discount applicable to a particular purchase, the purchaser or his dealer must furnish the Transfer Agent with a list of the account numbers and the names in which such accounts of the purchaser are registered at the time the purchase is made.

         Rights of Accumulation are also available to holders of the Connecticut General Guaranteed Account, established for tax-qualified group annuities, for contracts purchased on or before June 30, 1992.

         If an investor's new purchase of Class A shares of a Category I or II Fund is at net asset value, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 18 month holding period (12 months for Category III Fund shares). For new purchases of Class A shares of Category III Funds at net asset value made on and after November 15, 2001 and through October 30, 2002, the newly purchased shares will be subject to a CDSC if the investor redeems them prior to the end of the 12 month holding period.

         OTHER REQUIREMENTS FOR REDUCTIONS IN INITIAL SALES CHARGES. As discussed above, investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders and, if necessary, support their qualification for the reduced charge. AIM Distributors reserves the right to determine whether any purchaser is entitled to the reduced sales charge based on the definition of a Qualified Purchaser listed above. No person or entity may distribute shares of the AIM Funds without payment of the applicable sales charge other than to Qualified Purchasers.


         Purchases of Class A shares of AIM Tax-Exempt Cash Fund, Class A3 Shares of AIM Limited Maturity Treasury Fund and AIM Tax-Free Intermediate Fund, AIM Cash Reserve Shares of AIM Money Market Fund, and Class B and Class C shares of AIM Floating Rate Fund and Investor Class shares will not be taken into account in determining whether a purchase qualifies for a reduction in initial sales charges.

         PURCHASES OF CLASS A SHARES AT NET ASSET VALUE. AIM Distributors permits certain categories of persons to purchase Class A shares of AIM Funds without paying an initial sales charge. These are typically categories of persons whose transactions involve little expense, such as:

         o Persons who have a relationship with the funds or with AIM and its affiliates, and are therefore familiar with the funds, and who place unsolicited orders directly with AIM Distributors; or

         o Programs for purchase that involve little expense because of the size of the transaction and shareholder records required.

         AIM Distributors believes that it is appropriate and in the Funds' best interests that such persons, and certain other persons whose purchases result in relatively low expenses of distribution, be permitted to purchase shares through AIM Distributors without payment of a sales charge.

         Accordingly, the following purchasers will not pay initial sales charges on purchases of Class A shares because there is a reduced sales effort involved in sales to these purchasers:

         o        AIM Management and its affiliates, or their clients;

         o Any current or retired officer, director or employee (and members of their immediate family) of AIM Management, its affiliates or The AIM Family of Funds,(R) and any foundation, trust or employee benefit plan established exclusively for the benefit of, or by, such persons;

         o Any current or retired officer, director, or employee (and members of their immediate family), of DST Systems, Inc. or Personix, a division of Fiserv Solutions, Inc.;

         o Sales representatives and employees (and members of their immediate family) of selling group members of financial institutions that have arrangements with such selling group members;

         o        Purchases through approved fee-based programs;

         o Employer-sponsored retirement plans that are Qualified Purchasers, as defined above, provided that:


                  a.       a plan's initial investment is at least $1 million;


                  b.       the employer or plan sponsor signs a $1 million LOI;


                  c. there are at least 100 employees eligible to participate in the plan;


                  d. all plan transactions are executed through a single omnibus account per AIM Fund and the financial institution or service organization has entered into the appropriate agreement with the distributor; further provided that

                  e. retirement plans maintained pursuant to Section 403(b) of the Code are not eligible to purchase shares at NAV based on the aggregate investment made by the plan or the number of eligible employees unless the employer or plan sponsor is a tax-exempt organization operated pursuant to Section 501(c)(3) of the Code; and



         o Shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds;

         o Shareholders of record or discretionary advised clients of any investment advisor holding shares of AIM Weingarten Fund or AIM Constellation Fund on September 8, 1986, or of AIM Charter Fund on November 17, 1986, who have continuously owned shares having a market value of at least $500 and who purchase additional shares of the same Fund;

         o Unitholders of G/SET series unit investment trusts investing proceeds from such trusts in shares of AIM Weingarten Fund or AIM Constellation Fund; provided, however, prior to the termination date of the trusts, a unitholder may invest proceeds from the redemption or repurchase of his units only when the investment in shares of AIM Weingarten Fund and AIM Constellation Fund is effected within 30 days of the redemption or repurchase;

         o A shareholder of a fund that merges or consolidates with an AIM Fund or that sells its assets to an AIM Fund in exchange for shares of an AIM Fund;

         o Shareholders of the GT Global funds as of April 30, 1987 who since that date continually have owned shares of one or more of these funds;

         o Certain former AMA Investment Advisers' shareholders who became shareholders of the AIM Global Health Care Fund in October 1989, and who have continuously held shares in the GT Global funds since that time;

         o Shareholders of record of Advisor Class shares of an AIM Fund on February 11, 2000 who have continuously owned shares of that AIM Fund, and who purchase additional shares of that AIM Fund;


         o        Shareholders of Investor Class shares of an AIM Fund;



         o Qualified Tuition Programs created and maintained in accordance with Section 529 of the Code;



         o Initial purchases made by Qualified Purchasers, as defined above, within one (1) year after the registered representative who services their account(s) has become affiliated with a selling group member with which AIM Distributors has entered into a written agreement; and


         o Participants in select brokerage programs for retirement plans and rollover IRAs who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement.

         As used above, immediate family includes an individual and his or her spouse or domestic partner, children, parents and parents of spouse or domestic partner.

         In addition, an investor may acquire shares of any of the AIM Funds at net asset value in connection with:

         o        the reinvestment of dividends and distributions from a Fund;

         o        exchanges of shares of certain Funds;

         o        use of the reinstatement privilege; or

         o        a merger, consolidation or acquisition of assets of a Fund.

         PAYMENTS TO DEALERS. AIM Distributors may elect to re-allow the entire initial sales charge to dealers for all sales with respect to which orders are placed with AIM Distributors during a particular period. Dealers to whom substantially the entire sales charge is re-allowed may be deemed to be "underwriters" as that term is defined under the 1933 Act.

         In addition to, or instead of, amounts paid to dealers as a sales commission, AIM Distributors may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold or of average daily net assets of the AIM Fund attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable AIM Fund's shares or the amount that any particular AIM Fund will receive as proceeds from such sales. Dealers may not use sales of the AIM Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.

Purchases of Class B Shares

         Class B shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within six years after purchase. See the Prospectus for additional information regarding contingent deferred sales charges. AIM Distributors may pay sales commissions to dealers and institutions who sell Class B shares of the AIM Funds at the time of such sales. Payments will equal 4.00% of the purchase price and will consist of a sales commission equal to 3.75% plus an advance of the first year service fee of 0.25%.

Purchases of Class C Shares

         Class C shares are sold at net asset value, and are not subject to an initial sales charge. Instead, investors may pay a CDSC if they redeem their shares within the first year after purchase (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund). See the Prospectus for additional information regarding this CDSC. AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds (except for Class C shares of AIM Short Term Bond Fund) at the time of such sales. Payments will equal 1.00% of the purchase price and will consist of a sales commission of 0.75% plus an advance of the first year service fee of 0.25%. These commissions are not paid on sales to investors exempt from the CDSC, including shareholders of record of AIM Advisor Funds, Inc. on April 30, 1995, who purchase additional shares in any of the Funds on or after May 1, 1995, and in circumstances where AIM Distributors grants an exemption on particular transactions.

         AIM Distributors may pay dealers and institutions who sell Class C shares of AIM Short Term Bond Fund an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence immediately.

Purchases of Class R Shares

         Class R shares are sold at net asset value, and are not subject to an initial sales charge. If AIM Distributors pays a concession to the dealer of record, however, the Class R shares are subject to a 0.75% CDSC at the time of redemption if all retirement plan assets are redeemed within one year from the date of the retirement plan's initial purchase. For purchases of Class R shares of Category I or II Funds, AIM Distributors may make the following payments to dealers of record provided that the applicable dealer of record is able to establish that the purchase of Class R shares is a new investment or a rollover from a retirement plan in which an AIM Fund was offered as an investment option:

                         PERCENT OF CUMULATIVE PURCHASES

                  ---------------------------------------------
                  0.75% of the first $5 million
                  ---------------------------------------------
                  plus 0.50% of amounts in excess of $5 million
                  ---------------------------------------------

         With regard to any individual purchase of Class R shares, AIM Distributors may make payment to the dealer of record based on the cumulative total of purchases made by the same plan over the life of the plan's account(s).

Purchases of Investor Class Shares


         Investor Class shares are sold at net asset value, and are not subject to an initial sales charge or to a CDSD. AIM Distributors may pay dealers and institutions an annual fee of 0.25% of average daily net assets and such payments will commence immediately.


Exchanges

         TERMS AND CONDITIONS OF EXCHANGES. Normally, shares of an AIM Fund to be acquired by exchange are purchased at their net asset value or applicable offering price, as the case may be, determined on the date that such request is received, but under unusual market conditions such purchases may be delayed for up to five business days if it is determined that a fund would be materially disadvantaged by an immediate transfer of the proceeds of the exchange. If a shareholder is exchanging into a fund paying daily dividends, and the release of the exchange proceeds is delayed for the foregoing five-day period, such shareholder will not begin to accrue dividends until the sixth business day after the exchange.


         EXCHANGES BY TELEPHONE. AIM Distributors has made arrangements with certain dealers and investment advisory firms to accept telephone instructions to exchange shares between any of the AIM Funds. AIM Distributors reserves the right to impose conditions on dealers or investment advisors who make telephone exchanges of shares of the funds, including the condition that any such dealer or investment advisor enter into an agreement (which contains additional conditions with respect to exchanges of shares) with AIM Distributors. To exchange shares by telephone, a shareholder, dealer or investment advisor who has satisfied the foregoing conditions must call AFS at (800) 959-4246. If a shareholder is unable to reach AFS by telephone, he may also request exchanges by fax, telegraph or use overnight courier services to expedite exchanges by mail, which will be effective on the business day received by AFS as long as such request is received prior to the close of the customary trading session of the New York Stock Exchange ("NYSE"). AFS and AIM Distributors may in certain cases be liable for losses due to unauthorized or fraudulent transactions if they do not follow reasonable procedures for verification of telephone transactions. Such reasonable procedures may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transaction.


Redemptions

         GENERAL. Shares of the AIM Funds may be redeemed directly through AIM Distributors or through any dealer who has entered into an agreement with AIM Distributors. In addition to the Funds' obligation to redeem shares, AIM Distributors may also repurchase shares as an accommodation to shareholders. To effect a repurchase, those dealers who have executed Selected Dealer Agreements with AIM Distributors must phone orders to the order desk of the Funds at (800) 959-4246 and guarantee delivery of all required documents in good order. A repurchase is effected at the net asset value per share of the applicable Fund next determined after the repurchase order is received. Such an arrangement is subject to timely receipt by AFS, the Funds' transfer agent, of all required documents in good order. If such documents are not received within a reasonable time after the order is placed, the order is subject to cancellation. While there is no charge imposed by a Fund or by AIM Distributors (other than any applicable contingent deferred sales charge) when shares are redeemed or repurchased, dealers may charge a fair service fee for handling the transaction.


         SUSPENSION OF REDEMPTIONS. The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency as determined by the SEC exists making disposition of portfolio securities or the valuation of the net assets of a Fund not reasonably practicable.


         REDEMPTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), present or future, with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone redemption requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to cease to act as attorney-in-fact subject to this appointment, and AIM Distributors reserves the right to modify or terminate the telephone redemption privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any redemptions must be effected in writing by the investor.

         SYSTEMATIC REDEMPTION PLAN. A Systematic Redemption Plan permits a shareholder of an AIM Fund to withdraw on a regular basis at least $50 per withdrawal. Under a Systematic Redemption Plan, all shares are to be held by AFS and all dividends and distributions are reinvested in shares of the applicable AIM Fund by AFS. To provide funds for payments made under the Systematic Redemption Plan, AFS redeems sufficient full and fractional shares at their net asset value in effect at the time of each such redemption.

         Payments under a Systematic Redemption Plan constitute taxable events. Since such payments are funded by the redemption of shares, they may result in a return of capital and in capital gains or losses, rather than in ordinary income. Because sales charges are imposed on additional purchases of shares (other than Class B, Class C or Class R shares of the Funds), it is disadvantageous to effect such purchases while a Systematic Redemption Plan is in effect.

         Each AIM Fund bears its share of the cost of operating the Systematic Redemption Plan.

Contingent Deferred Sales Charges Imposed upon Redemption of Shares

         A CDSC may be imposed upon the redemption of Large Purchases of Class A shares of Category I and II Funds or upon the redemption of Class B shares or Class C shares (no CDSC applies to Class C shares of AIM Short Term Bond Fund unless you exchange shares of another AIM Fund that are subject to a CDSC into AIM Short Term Bond Fund) and, in certain circumstances, upon the redemption of Class R shares. On and after November 15, 2001 and through October 30, 2002, a CDSC also may be imposed upon the redemption of Large Purchases of Class A Shares of Category III Funds. See the Prospectus for additional information regarding CDSCs.

         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR LARGE PURCHASES OF CLASS A SHARES. An investor who has made a Large Purchase of Class A shares of a Category I, II, or III Fund will not be subject to a CDSC upon the redemption of those shares in the following situations:

         o Redemptions of shares of Category I or II Funds held more than 18 months;

         o Redemptions of shares of Category III Funds purchased prior to November 15, 2001 or after October 30, 2002;

         o Redemptions of shares of Category III Funds purchased on or after November 15, 2001 and through October 30, 2002 and held for more than 12 months;

         o        Redemptions of shares held by retirement plans in cases where
                  (i) the plan has remained invested in Class A shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of shares held by the plan;

         o        Redemptions from private foundations or endowment funds;

         o Redemptions of shares by the investor where the investor's dealer waives the amounts otherwise payable to it by the distributor and notifies the distributor prior to the time of investment;


         o Redemptions of shares of Category I, II or III Funds or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category I or II Fund, unless the shares acquired by exchange (on or after November 15, 2001 and through October 30, 2002 with respect to Category III Funds) are redeemed within 18 months of the original purchase of the exchange of Category I or II Fund shares;


         o Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased prior to November 15, 2001;

         o Redemptions of shares of Category I or II Funds acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category III Fund shares;


         o Redemptions of shares of Category III Funds, shares of AIM Tax-Exempt Cash Fund or AIM Cash Reserve Shares of AIM Money Market Fund acquired by exchange from Class A shares of a Category III Fund purchased on and after November 15, 2001 and through October 30, 2002, unless the shares acquired by exchange are redeemed within 12 months of the original purchase of the exchanged Category III Fund shares;



         o Redemptions of shares of Category I or II Funds acquired by exchange on and after November 15, 2001 from AIM Cash Reserve Shares of AIM Money Market Fund if the AIM Cash Reserve Shares were acquired by exchange from a Category I or II Fund, unless the Category I or II Fund shares acquired by exchange are redeemed within 18 months of the original purchase of the exchanged Category I or II Funds shares;



         o Redemptions of Category I or II Funds by retirement plan participants resulting from a total redemption of the plan assets that occurs more than one year from the date of the plan's initial purchase; and



         o Redemptions of shares of Category I or II Funds held by an Investor Class shareholder.


         CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS FOR CLASS B AND C SHARES. Investors who purchased former GT Global funds Class B shares before June 1, 1998 are subject to the following waivers from the CDSC otherwise due upon redemption:

         o Total or partial redemptions resulting from a distribution following retirement in the case of a tax-qualified employer-sponsored retirement;

         o Minimum required distributions made in connection with an IRA, Keogh Plan or custodial account under Section 403(b) of the Code or other retirement plan following attainment of age
                  70 1/2;

         o Redemptions pursuant to distributions from a tax-qualified employer-sponsored retirement plan, which is invested in the former GT Global funds, which are permitted to be made without penalty pursuant to the Code, other than tax-free rollovers or transfers of assets, and the proceeds of which are reinvested in the former GT Global funds;

         o Redemptions made in connection with participant-directed exchanges between options in an employer-sponsored benefit plan;

         o Redemptions made for the purpose of providing cash to fund a loan to a participant in a tax-qualified retirement plan;

         o Redemptions made in connection with a distribution from any retirement plan or account that is permitted in accordance with the provisions of Section 72(t)(2) of the Code, and the regulations promulgated thereunder;


         o Redemptions made in connection with a distribution from a qualified profit-sharing or stock bonus plan described in
                  Section 401(k) of the Code to a participant or beneficiary under Section 401(k)(2)(B)(IV) of the Code upon hardship of the covered employee (determined pursuant to Treasury Regulation Section 1.401(k)-1(d)(2)); and


         o Redemptions made by or for the benefit of certain states, counties or cities, or any instrumentalities, departments or authorities thereof where such entities are prohibited or limited by applicable law from paying a sales charge or commission.

         CDSCs will not apply to the following redemptions of Class B or Class C shares, as applicable:

         o Additional purchases of Class C shares of AIM International Core Equity Fund (formerly known as AIM International Value
                  Fund) and AIM Real Estate Fund by shareholders of record on April 30, 1995, of these Funds, except that shareholders whose broker-dealers maintain a single omnibus account with AFS on behalf of those shareholders, perform sub-accounting functions with respect to those shareholders, and are unable to segregate shareholders of record prior to April 30, 1995, from shareholders whose accounts were opened after that date will be subject to a CDSC on all purchases made after March 1, 1996;

         o        Redemptions following the death or post-purchase disability of
                  (1) any registered shareholders on an account or (2) a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;

         o        Certain distributions from individual retirement accounts,
                  Section 403(b) retirement plans, Section 457 deferred compensation plans and Section 401 qualified plans, where redemptions result from (i) required minimum distributions to plan participants or beneficiaries who are age 70 1/2 or older, and only with respect to that portion of such distributions that does not exceed 12% annually of the participant's or beneficiary's account value in a particular AIM Fund; (ii) in kind transfers of assets where the participant or beneficiary notifies the distributor of the transfer no later than the time the transfer occurs; (iii) tax-free rollovers or transfers of assets to another plan of the type described above invested in Class B or Class C shares of one or more of the AIM Funds;

                  (iv) tax-free returns of excess contributions or returns of excess deferral amounts; and (v) distributions on the death or disability (as defined in the Code) of the participant or beneficiary;

         o Amounts from a Systematic Redemption Plan of up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established, provided the investor reinvests his dividends;


         o Liquidation by the Fund when the account value falls below the minimum required account size of $500; and


         o        Investment account(s) of AIM.

         CDSCs will not apply to the following redemptions of Class C shares:


         o A total or partial redemption of shares where the investor's dealer of record notified the distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;


         o A total or partial redemption which is necessary to fund a distribution requested by a participant in a retirement plan maintained pursuant to Section 401, 403, or 457 of the Code;

         o Redemptions of Class C shares of an AIM Fund other than AIM Short Term Bond Fund if you received such Class C shares by exchanging Class C shares of AIM Short Term Bond Fund; and

         o Redemptions of Class C shares of AIM Short Term Bond Fund unless you received such Class C shares by exchanging Class C shares of another AIM Fund and the original purchase was subject to a CDSC.

         CDSCs will not apply to the following redemptions of Class R shares:

         o Class R shares where the retirement plan's dealer of record notifies the distributor prior to the time of investment that the dealer waives the upfront payment otherwise payable to him; and

         o        Redemptions of shares held by retirement plans in cases where
                  (i) the plan has remained invested in Class R shares of an AIM Fund for at least 12 months, or (ii) the redemption is not a complete redemption of all Class R shares held by the plan.

General Information Regarding Purchases, Exchanges and Redemptions

         GOOD ORDER. Purchase, exchange and redemption orders must be received in good order. To be in good order, an investor must supply AFS with all required information and documentation, including signature guarantees when required. In addition, if a purchase of shares is made by check, the check must be received in good order. This means that the check must be properly completed and signed, and legible to AFS in its sole discretion.

         TIMING OF PURCHASE ORDERS. It is the responsibility of the dealer or other financial intermediary to ensure that all orders are transmitted on a timely basis to AFS. Any loss resulting from the failure of the dealer or financial intermediary to submit an order within the prescribed time frame will be borne by that dealer or financial intermediary. If a check used to purchase shares does not clear, or if any investment order must be canceled due to nonpayment, the investor will be responsible for any resulting loss to an AIM Fund or to AIM Distributors.

         SIGNATURE GUARANTEES. In addition to those circumstances listed in the "Shareholder Information" section of each Fund's prospectus, signature guarantees are required in the following situations: (1) requests to transfer the registration of shares to another owner; (2) telephone exchange and telephone redemption authorization forms; (3) changes in previously designated wiring or electronic funds transfer instructions; and (4) written redemptions or exchanges of shares previously reported as lost, whether or not the redemption amount is under $250,000 or the proceeds are to be sent to the address of record. AIM Funds may waive or modify any signature guarantee requirements at any time.

         Acceptable guarantors include banks, broker-dealers, credit unions, national securities exchanges, savings associations and any other organization, provided that such institution or organization qualifies as an "eligible guarantor institution" as that term is defined in rules adopted by the SEC, and further provided that such guarantor institution is listed in one of the reference guides contained in AFS' current Signature Guarantee Standards and Procedures, such as certain domestic banks, credit unions, securities dealers, or securities exchanges. AFS will also accept signatures with either: (1) a signature guaranteed with a medallion stamp of the STAMP Program, or (2) a signature guaranteed with a medallion stamp of the NYSE Medallion Signature Program, provided that in either event, the amount of the transaction involved does not exceed the surety coverage amount indicated on the medallion. For information regarding whether a particular institution or organization qualifies as an "eligible guarantor institution," an investor should contact the Client Services Department of AFS.

         TRANSACTIONS BY TELEPHONE. By signing an account application form, an investor appoints AFS as his true and lawful attorney-in-fact to surrender for redemption any and all unissued shares held by AFS in the designated account(s), or in any other account with any of the AIM Funds, present or future, which has the identical registration as the designated account(s), with full power of substitution in the premises. AFS and AIM Distributors are thereby authorized and directed to accept and act upon any telephone redemptions of shares held in any of the account(s) listed, from any person who requests the redemption proceeds to be applied to purchase shares in any one or more of the AIM Funds, provided that such fund is available for sale and provided that the registration and mailing address of the shares to be purchased are identical to the registration of the shares being redeemed. An investor acknowledges by signing the form that he understands and agrees that AFS and AIM Distributors may not be liable for any loss, expense or cost arising out of any telephone exchange requests effected in accordance with the authorization set forth in these instructions if they reasonably believe such request to be genuine, but may in certain cases be liable for losses due to unauthorized or fraudulent transactions. Procedures for verification of telephone transactions may include recordings of telephone transactions (maintained for six months), requests for confirmation of the shareholder's Social Security Number and current address, and mailings of confirmations promptly after the transactions. AFS reserves the right to modify or terminate the telephone exchange privilege at any time without notice. An investor may elect not to have this privilege by marking the appropriate box on the application. Then any exchanges must be effected in writing by the investor.


         INTERNET TRANSACTIONS. An investor may effect transactions in his account through the internet by establishing a Personal Identification Number
(PIN). By establishing a PIN, the investor acknowledges and agrees that neither AFS nor AIM Distributors will be liable for any loss, expense or cost arising out of any internet transaction effected by them in accordance with any instructions submitted by a user who transmits the PIN as authentication of his or her identity. Procedures for verification of internet transactions include requests for confirmation of the shareholder's personal identification number and mailing of confirmations promptly after the transactions. The investor also acknowledges that the ability to effect internet transactions may be terminated at any time by the AIM Funds.



         ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AFS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AFS. Upon receiving returned mail, AFS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AFS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AFS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.


OFFERING PRICE

         The following formula may be used to determine the public offering price per Class A share of an investor's investment:

         Net Asset Value / (1 - Sales Charge as % of Offering Price ) = Offering Price.

         For example, at the close of business on October 31, 2002, AIM Global Health Care Fund - Class A shares had a net asset value per share of $22.41. The offering price, assuming an initial sales charge of 4.75%, therefore was $23.53.

Calculation of Net Asset Value

         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.


         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day; generally option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.


         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Foreign securities are converted into U.S. dollars using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing price, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

         AIM intends to redeem all shares of the Funds in cash. It is possible that future conditions may make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property. If a Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund;

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

                  It is the present policy of each Fund to declare and pay annually net investment income dividends and capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital loss, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment." Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.


         Distributions paid by a Fund, other than daily dividends, have the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.



         Dividends on Class B and Class C shares are expected to be lower than those for Class A shares because of higher distribution fees paid by Class B and Class C shares. Dividends on Class R shares may be lower than those for Class A shares, depending on whether the Class R shares pay higher distribution fees than those for Class A shares. Other class-specific expenses may also affect dividends on shares of those classes. Expenses attributable to a particular class ("Class Expenses") include distribution plan expenses, which must be allocated to the class for which they are incurred. Other expenses may be allocated as Class Expenses, consistent with applicable legal principles under the 1940 Act and the Code.


TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualification as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.


         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.


         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies (the "Income Requirement"). Under certain circumstances a Fund may be required to sell portfolio holdings to meet this requirement.



         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.


         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself.

With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.


         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.


         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

          Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.


          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.


         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

         PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.


          The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.




          SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in swap agreements.


         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other noncorporate taxpayers to the extent discussed below.



         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. However, certain capital gain dividends distributed to noncorporate shareholders for the Fund's fiscal year ending October 31, 2003 may be taxable at a maximum rate of 20%. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.


         Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.


         Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or have stock of the same class with respect to which the dividends are paid that is readily tradable on an established securities market within the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.


         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.


         Distributions by a Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

          If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.


         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.


         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.



         BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Withholding".


         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.


         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.


         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

          If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required
(i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.


          Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least 16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.



         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on August 20, 2003. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.



         Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.





                           DISTRIBUTION OF SECURITIES

DISTRIBUTION PLANS


         The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to each Fund's Class A shares, Class B shares, Class C shares and Class R shares, if applicable, (collectively the "Plans"). Each Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate, shown immediately below, of the Fund's average daily net assets of the applicable class.

         FUND                                      CLASS A    CLASS B   CLASS C   CLASS R
         ----                                      -------    -------   -------   -------
         AIM Developing Markets Fund                0.50%      1.00%     1.00%     N/A
         [AIM Global Energy Fund]                   [0.50      1.00      1.00      N/A]
         [AIM Global Financial Services Fund]       [0.50      1.00      1.00      N/A]
         AIM Global Health Care Fund                0.50       1.00      1.00      N/A
         [AIM Global Science
           and Technology Fund]                     [0.50      1.00      1.00      N/A]
         AIM Libra Fund                             0.35       1.00      1.00      N/A
         AIM Trimark Endeavor Fund                  0.35       1.00      1.00      0.50
         AIM Trimark Fund                           0.35       1.00      1.00      0.50
         AIM Trimark Small Companies Fund           0.35       1.00      1.00      0.50


         All of the Plans compensate AIM Distributors for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Funds. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

         Amounts payable by a Fund under the Plans need not be directly related to the expenses actually incurred by AIM Distributors on behalf of each Fund. The Plans do not obligate the Funds to reimburse AIM Distributors for the actual expenses AIM Distributors may incur in fulfilling its obligations under the Plans. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors at any given time, the Funds will not be obligated to pay more than that fee. If AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee.


         AIM Distributors may from time to time waive or reduce any portion of its 12b-1 fee for Class A shares, Class C shares or Class R shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM Distributors will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM Distributors and the Fund.



         The Funds may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares attributable to the customers of selected dealers and financial institutions to such dealers and financial institutions, including AIM Distributors, acting as principal, who furnish continuing personal shareholder services to their customers who purchase and own the applicable class of shares of the Fund. Under the terms of a shareholder service agreement, such personal shareholder services include responding to customer inquiries and providing customers with information about their investments. Any amounts not paid as a service fee under each Plan would constitute an asset-based sales charge.



         AIM Distributors may pay dealers and institutions who sell Class R shares an annual fee of 0.50% of average daily net assets. These payments will consist of an asset-based fee of 0.25% and a service fee of 0.25% and will commence either on the thirteenth month after the first purchase, on accounts on which a dealer concession was paid, or immediately, on accounts on which a dealer concession was not paid. If AIM Distributors pays a dealer concession, it will retain all payments received by it relating to Class R shares for the first year after they are purchased. AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class R shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.


         Under a Shareholder Service Agreement, a Fund agrees to pay periodically fees to selected dealers and other institutions who render the foregoing services to their customers. The fees payable under a Shareholder Service Agreement will be calculated at the end of each payment period for each business day of the Funds during such period at the annual rate specified in each agreement based on the average daily net asset value of the Funds' shares purchased or acquired through exchange. Fees shall be paid only to those selected dealers or other institutions who are dealers or institutions of record at the close of business on the last business day of the applicable payment period for the account in which such Fund's shares are held.

         Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Funds on an agency basis, may receive payments from the Funds pursuant to the respective Plans. AIM Distributors does not act as principal, but rather as agent for the Funds, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Funds and not of AIM Distributors.

         Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").


         See Appendix J for a list of the amounts paid by each class of shares of each Fund to AIM Distributors pursuant to the Plans for the year, or period, ended October 31, 2002 and Appendix K for an estimate by category of the allocation of actual fees paid by each class of shares of each Fund pursuant to its respective distribution plan for the year or period ended October 31, 2002.


         As required by Rule 12b-1, the Plans and related forms of Shareholder Service Agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Funds and its respective shareholders.

         The anticipated benefits that may result from the Plans with respect to each Fund and/or the classes of each Fund and its shareholders include but are not limited to the following: (1) rapid account access; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of each Fund.

         Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to any Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

         Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

         The Class B Plan obligates Class B shares to continue to make payments to AIM Distributors following termination of the Class B shares Distribution Agreement with respect to Class B shares sold by or attributable to the distribution efforts of AIM Distributors or its predecessors, unless there has been a complete termination of the Class B Plan (as defined in such Plan) and the Class B Plan expressly authorizes AIM Distributors to assign, transfer or pledge its rights to payments pursuant to the Class B Plan.

DISTRIBUTOR

         The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.


         AIM Distributors expects to pay sales commissions from its own resources to dealers and institutions who sell Class B, Class C and Class R shares of the Funds at the time of such sales.


         Payments with respect to Class B shares will equal 4.00% of the purchase price of the Class B shares sold by the dealer or institution, and will consist of a sales commission equal to 3.75% of the purchase price of the Class B shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. The portion of the payments to AIM Distributors under the Class B Plan which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of such sales commissions plus financing costs. In the future, if multiple distributors serve a Fund, each such distributor (or its assignee or transferee) would receive a share of the payments under the Class B Plan based on the portion of the Fund's Class B shares sold by or attributable to the distribution efforts of that distributor.


         AIM Distributors may pay sales commissions to dealers and institutions who sell Class C shares of the AIM Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. AIM Distributors will retain all payments received by it relating to Class C shares for the first year after they are purchased. The portion of the payments to AIM Distributors under the Class A, Class C and Class R Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit AIM Distributors to recoup a portion of the sales commissions to dealers plus financing costs, if any. After the first full year, AIM Distributors will make quarterly payments to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. These payments will consist of an asset-based sales charge of 0.75% and a service fee of 0.25%.



         The Trust (on behalf of any class of any Fund) or AIM Distributors may terminate the Distribution Agreements on 60 days' written notice without penalty. The Distribution Agreements will terminate automatically in the event of their assignment. In the event the Class B shares Distribution Agreement is terminated, AIM Distributors would continue to receive payments of asset-based distribution fees in respect of the outstanding Class B shares attributable to the distribution efforts of AIM Distributors or its predecessors; provided, however that a complete termination of the Class B Plan (as defined in such Plan) would terminate all payments to AIM Distributors. Termination of the Class B Plan or the Distribution Agreement for Class B shares would not affect the obligation of Class B shareholders to pay contingent deferred sales charges.



         Total sales charges (front end and contingent deferred sales charges) paid in connection with the sale of shares of each class of each Fund, if applicable, for the last three fiscal years ended October 31 are found in Appendix L.

                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:
                                         n
                                   P(1+T) =ERV

Where    P     =  a hypothetical initial payment of $1,000;
         T     =  average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the one, five, or ten year periods);
         n     =  number of years; and


         ERV   =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five and ten year periods at the end of the one, five, or ten year periods (or fractional portion of such period).



         The average annual total returns for each Fund, with respect to its Class A, Class B, Class C and Class R shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended April 30 are found in Appendix M.


         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.


         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge, at the time of purchase; (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period; and (3) Class R shares does not reflect a deduction of any sales charge since that class is generally sold and redeemed at net asset value.


         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where    P     =  a hypothetical initial payment of $1,000;
         U     =  average annual total return assuming payment of only a stated
                  portion of, or none of, the applicable maximum sales load at the beginning of the stated period;
         n    =   number of years; and
         ERV  =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where    P     =  a hypothetical initial payment of $1,000;
         V     =  cumulative total return assuming payment of all of, a stated
                  portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and
         ERV  =   ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.


         The cumulative total returns for each Fund, with respect to its Class A, Class B, Class C and Class R shares, if applicable, for the one, five and ten year periods (or since inception if less than ten years) ended April 30 are found in Appendix M.



Calculation of Certain Performance Data



[AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund may use a restated or a blended performance calculation to derive certain performance data shown in this Statement of Additional Information and in each Fund's advertisements and other sales material. If the Fund's Class R shares were not offered to the public during the performance period covered, the performance data shown will be the restated historical performance of the Fund's Class A shares at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Fund's Class R shares were offered to the public only during a portion of the performance period covered, the performance data shown will be the blended returns of the historical performance of the Fund's Class R shares since their inception and the restated historical performance of the Fund's Class A shares (for periods prior to inception of the Class R shares) at net asset value, adjusted to reflect the higher Rule 12b-1 fees applicable to the Class R shares. If the Fund's Class R shares were offered to the public during the entire performance period covered, the performance data shown will be the historical performance of the Fund's Class R shares.]


Average Annual Total Return (After Taxes on Distributions) Quotation

         A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:

                                       n
                                 P(1+T) = ATV
                                             D

Where    P     =  a hypothetical initial payment of $1,000;
         T     =  average annual total return (after taxes on distributions);
         N     =  number of years; and
         ATV   =  ending value of a hypothetical $1,000 payment made at the
            D     beginning of the one, five, or ten year periods (or since
                  inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

         Standardized average annual total return (after taxes on distributions) for (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; and (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.


         The average annual total returns (after taxes on distributions) for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30 are found in Appendix M.


Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                        n
                                  P(1+T) = ATV
                                              DR

Where    P     =  a hypothetical initial payment of $1,000;
         T     =  average annual total return (after taxes on distributions and redemption); N = number of years; and
         ATV   =  ending value of a hypothetical $1,000 payment made at the
            DR    beginning of the one, five, or ten year periods (or since
                  inception, if applicable) at the end of the one, five, or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

         Standardized average annual total return (after taxes on distributions and redemption) for: (1) Class A shares reflects the deduction of a Fund's maximum front-end sales charge at the time of purchase; and (2) Class B and Class C shares reflects the deduction of the maximum applicable CDSC on a redemption of shares held for the period.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.


         The average annual total returns (after taxes on distributions and redemption) for each Fund, with respect to its Class A, Class B and Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30 are found in Appendix M.



Performance Information


         All advertisements of the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

         From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         Certain Funds may participate in the initial public offering (IPO) market in some market cycles. Because of these Funds' small asset bases, any investment the Funds may make in IPOs may significantly affect these Funds' total returns. As the Funds' assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Funds' total returns.

         The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:


         Advertising Age                    Fortune                             Pensions & Investments
         Barron's                           Hartford Courant Inc.               Personal Investor
         Best's Review                      Institutional Investor              Philadelphia Inquirer
         Broker World                       Insurance Forum                     USA Today
         Business Week                      Insurance Week                      U.S. News & World Report
         Changing Times                     Investor's Business Daily           Wall Street Journal
         Christian Science Monitor          Journal of the American             Washington Post
         Consumer Reports                      Society of CLU & ChFC            CNN
         Economist                          Kiplinger Letter                    CNBC
         FACS of the Week                   Money                               PBS
         Financial Planning                 Mutual Fund Forecaster
         Financial Product News             Nation's Business
         Financial Services Week            New York Times
         Financial World                    Pension World
         Forbes


         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                                    Stanger
         Donoghue's                                           Weisenberger
         Mutual Fund Values (Morningstar)                     Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:


         Lipper Emerging Markets Fund Index                   MSCI Emerging Markets Free Index
         Lipper Natural Resources Fund Index                  MSCI World Health Care Sector Index
         Lipper Financial Services Fund Index                 MSCI World Index
         Lipper Multi-Cap Growth Fund Index                   Pacific Stock Exchange Technology 100 Index
         Lipper Health/Biotech Fund Index                     Russell 2000 Index
         Lipper Science and Technology Fund Index             Russell Midcap Index
         MSCI All Country World Free Index                    Standard & Poor's 500 Energy Index
         MSCI All Country World Free Energy Index             Standard & Poor's 500 Stock Index
         MSCI All Country World Sector Index                  NYSE Finance Index

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                                   APPENDIX A


                           RATINGS OF DEBT SECURITIES



         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:



                         MOODY'S LONG-TERM DEBT RATINGS




         Moody's corporate ratings areas follows:



         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.



         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.



         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.



         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.



         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.



         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.



         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.



         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



                     MOODY'S SHORT-TERM PRIME RATING SYSTEM




          Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.



          Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.



PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.



PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.



PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.



NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.



         Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.



         Moody's municipal ratings are as follows:



            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS



         Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.



         Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.



         Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.



         Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.



         Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.



         Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.


         B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.


         Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.


         Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.


         C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.


         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.



                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS



         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.


          In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.


          In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.


          The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.


          MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.


          Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.


MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.



MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.



SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.



           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS



         Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.



         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.



         S&P describes its ratings for corporate and municipal bonds as follows:



AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.



AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.



A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.



BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.



BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.



NR: Not Rated.



                                S&P DUAL RATINGS



         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.



         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example,

AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).




                          S&P COMMERCIAL PAPER RATINGS



         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.



          These categories are as follows:



A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.



A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.



A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.



B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.



C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.



D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.




                        S&P SHORT-TERM MUNICIPAL RATINGS



          An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).



          Note rating symbols are as follows:



SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.



SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.



SP-3: Speculative capacity to pay principal and interest.




                         FITCH LONG-TERM CREDIT RATINGS



         Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.



         Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.



         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.



         Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.



         Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.



         The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.



         Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.



         Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.



AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.



AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.



A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.



BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.



PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.



NR: Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.



RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.



                      FITCH SPECULATIVE GRADE BOND RATINGS



BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.



B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.



CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.



CC: Default of some kind appears probable.



C: Bonds are in imminent default in payment of interest or principal.



DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.


PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.



                         FITCH SHORT-TERM CREDIT RATINGS


          The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.


F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.


F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."


F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.



B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.



C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.



D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS

                              As of January 1, 2003

================================================================================

The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with any predecessor entities, if any.

================================================================================


                                  TRUSTEE
 NAME, YEAR OF BIRTH AND          AND/OR                                                              OTHER
POSITION(S) HELD WITH THE         OFFICER                                                          DIRECTORSHIP(S)
        TRUST                     SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       HELD BY TRUSTEE
--------------------------        -------        -------------------------------------------       ---------------
INTERESTED PERSONS
--------------------------------------------------------------------------------------------------------------------
Robert H. Graham(1) --  1946       1998          Director and Chairman, A I M Management              None
Trustee, Chairman and                            Group Inc. (financial services holding
President                                        company); Director and Vice Chairman,
                                                 AMVESCAP PLC and Chairman of AMVESCAP PLC -
                                                 AIM Division (parent of AIM and a global
                                                 investment management firm)
                                                 Formerly: President and Chief Executive
                                                 Officer, A I M Management Group Inc.;
                                                 Director, Chairman and President, A I M
                                                 Advisors, Inc. (registered investment advisor);
                                                 Director and Chairman, A I M Capital Management, Inc.
                                                 (registered investment advisor), A I M
                                                 Distributors, Inc. (registered broker
                                                 dealer), A I M Fund Services, Inc.,
                                                 (registered transfer agent), and Fund
                                                 Management Company (registered broker
                                                 dealer); and Chief Executive Officer,
                                                 AMVESCAP PLC - Managed Products
--------------------------------------------------------------------------------------------------------------------
Mark H. Williamson(2) -- 1951      2003          Director, President and Chief Executive         Director and
Trustee and Executive Vice                       Officer, A I M Management Group Inc.            Chairman, INVESCO
President                                        (financial services holding company);           Bond Funds, Inc.,
                                                 Director, Chairman and President, A I M         INVESCO Combination
                                                 Advisors, Inc. (registered investment           Stock & Bond Funds,
                                                 advisor); Director, A I M Capital               Inc., INVESCO
                                                 Management, Inc. (registered investment         Counselor Series
                                                 advisor) and A I M Distributors, Inc.           Funds, Inc.,
                                                 (registered broker dealer); Director and        INVESCO
                                                 Chairman, A I M Fund Services, Inc.             International
                                                 (registered transfer agent); and Fund           Funds, Inc.,
                                                 Management Company (registered broker           INVESCO Manager
                                                 dealer); and Chief Executive Officer,           Series Funds, Inc.,
                                                 AMVESCAP PLC - AIM Division (parent of AIM      INVESCO Money
                                                 and a global investment management firm)        Market Funds, Inc.,
                                                 Formerly: Director, Chairman, President and     INVESCO Sector
                                                 Chief Executive Officer, INVESCO Funds          Funds, Inc.,
                                                 Group, Inc. and INVESCO Distributors, Inc.;     INVESCO Stock
                                                 Chief Executive Officer, AMVESCAP PLC -         Funds, Inc.,
                                                 Managed Products; Chairman and Chief            INVESCO Treasurer's
                                                 Executive Officer of NationsBanc Advisors,      Series Funds, Inc.
                                                 Inc.; and Chairman of NationsBanc               and INVESCO
                                                 Investments, Inc.                               Variable Investment
                                                                                                 Funds, Inc.
--------------------------------------------------------------------------------------------------------------------

----------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.



(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

                                  TRUSTEE
 NAME, YEAR OF BIRTH AND          AND/OR                                                              OTHER
POSITION(S) HELD WITH THE         OFFICER                                                          DIRECTORSHIP(S)
        TRUST                     SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       HELD BY TRUSTEE
--------------------------        -------        -------------------------------------------       ---------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------
Frank S. Bayley -- 1939            1987          Of Counsel, law firm of Baker & McKenzie        Badgley Funds,
Trustee                                                                                          Inc. (registered
                                                                                                 investment
                                                                                                 company)
--------------------------------------------------------------------------------------------------------------------

Bruce L. Crockett -- 1944          2001          Chairman, Crockett Technology Associates        ACE Limited
Trustee                                          (technology consulting company)                 (insurance
                                                                                                 company); and
                                                                                                 Captaris, Inc.
                                                                                                 (unified messaging
                                                                                                 provider)
--------------------------------------------------------------------------------------------------------------------

Albert R. Dowden --  1941          2001          Director of a number of public and private      Cortland Trust,
Trustee                                          business corporations, including the Boss       Inc. (Chairman)
                                                 Group, Ltd. (private investment and             (registered
                                                 management) and Magellan Insurance Company      investment
                                                 Formerly: President, Chief Executive            company); Annuity
                                                 Officer and Director, Volvo Group North         and Life Re
                                                 America, Inc.; Senior Vice President, AB        (Holdings), Ltd.
                                                 Volvo and director of various affiliated        (insurance
                                                 Volvo Group companies                           company)
--------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr. -- 1935        2001          Formerly: Chairman, Mercantile Mortgage         None
Trustee                                          Corp.; President and  Chief Operating
                                                 Officer, Mercantile-Safe Deposit & Trust
                                                 Co.; and President, Mercantile Bankshares
                                                 Corp.
--------------------------------------------------------------------------------------------------------------------
Jack M. Fields -- 1952             2001          Chief Executive Officer, Twenty First           Administaff
Trustee                                          Century Group, Inc. (government affairs
                                                 company) and Texana Timber LP
--------------------------------------------------------------------------------------------------------------------
Carl Frischling -- 1937            2001          Partner, law firm of Kramer Levin Naftalis      Cortland Trust,
Trustee                                          and Frankel LLP                                 Inc. (registered
                                                                                                 investment company)
--------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis -- 1950         2001          Formerly: Chief Executive Officer, YWCA of      None
Trustee                                          the USA
--------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock -- 1942           2001          Partner, law firm of Pennock & Cooper           None
Trustee
--------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley -- 1935            1987          Retired                                         None
Trustee
--------------------------------------------------------------------------------------------------------------------
Louis S. Sklar -- 1939             2001          Executive Vice President, Development and       None
Trustee                                          Operations, Hines Interests Limited
                                                 Partnership (real estate development company)
--------------------------------------------------------------------------------------------------------------------

                                  TRUSTEE
 NAME, YEAR OF BIRTH AND          AND/OR                                                              OTHER
POSITION(S) HELD WITH THE         OFFICER                                                          DIRECTORSHIP(S)
        TRUST                     SINCE          PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS       HELD BY TRUSTEE
--------------------------        -------        -------------------------------------------       ---------------
OTHER OFFICERS
---------------------------------------------------------------------------------------------------------------------
Kevin M. Carome(3) -- 1956         2003         Director, Senior Vice President, Secretary         N/A
Senior Vice President                           and General Counsel, A I M Management Group
                                                Inc. (financial services holding company)
                                                and A I M Advisors, Inc.; Vice President,
                                                A I M Capital Management, Inc., A I M
                                                Distributors, Inc. and A I M Fund Services,
                                                Inc.; and Director, Vice President and
                                                General Counsel, Fund Management Company
                                                Formerly: Senior Vice President and General
                                                Counsel, Liberty Financial Companies, Inc.;
                                                and Senior Vice President and General
                                                Counsel, Liberty Funds Group, LLC
---------------------------------------------------------------------------------------------------------------------
Gary T. Crum(4) -- 1947            1998         Director, Chairman and Director of                 N/A
Senior Vice President                           Investments, A I M Capital Management, Inc.;
                                                Director and Executive Vice President, A I M
                                                Management Group Inc.; Director and Senior
                                                Vice President, A I M Advisors, Inc.; and
                                                Director, A I M Distributors, Inc. and
                                                AMVESCAP PLC
                                                Formerly: Chief Executive Officer and
                                                President, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------
Stuart W. Coco -- 1955             2002         Managing Director and Chief Research Officer -     N/A
Vice President                                  Fixed Income, A I M Capital Management, Inc.;
                                                and Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------
Melville B. Cox -- 1943            1998         Vice President and Chief Compliance Officer,       N/A
Vice President                                  A I M Advisors, Inc. and A I M Capital
                                                Management, Inc.; and Vice President, A I M
                                                Fund Services, Inc.
---------------------------------------------------------------------------------------------------------------------
Edgar M. Larsen(4) -- 1940         2002         Vice President, A I M Advisors, Inc.; and          N/A
Vice President                                  President, Chief Executive Officer and
                                                Chief Investment Officer, A I M Capital
                                                Management, Inc.
---------------------------------------------------------------------------------------------------------------------
Dana R. Sutton -- 1959             1998         Vice President and Fund Treasurer, A I M           N/A
Vice President and                              Advisors, Inc.
Treasurer
---------------------------------------------------------------------------------------------------------------------


---------

(3)      Mr. Carome became Senior Vice President of the Trust on May 13, 2003.



(4)      Information is current as of January 10, 2003.

                           TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                          REGISTERED INVESTMENT
                                                                                          COMPANIES OVERSEEN BY
                                  DOLLAR RANGE OF EQUITY SECURITIES                    TRUSTEE IN THE AIM FAMILY OF
     NAME OF TRUSTEE                         PER FUND                                  FUNDS--Registered Trademark--
     ---------------             ----------------------------------                     --------------------------
Robert H. Graham       AIM Developing Markets Fund             $50,000 - $100,000           Over $100,000
------------------------------------------------------------------------------------------------------------------
Mark H. Williamson                             -0-                                         $10,001 - $50,000
------------------------------------------------------------------------------------------------------------------
Frank S. Bayley        AIM Developing Markets Fund                   $1 - $10,000          $10,001 - $50,000

                       AIM Strategic Income Fund                     $1 - $10,000
------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett                              -0-                                           $1 - $10,000
------------------------------------------------------------------------------------------------------------------
Albert R. Dowden                               -0-                                        $50,001 - $100,000
------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.    AIM Global Science and Technology Fund        $1 - $10,000          Over $100,000(5)
------------------------------------------------------------------------------------------------------------------
Jack M. Fields                                 -0-                                         Over $100,000(5)
------------------------------------------------------------------------------------------------------------------
Carl Frischling                                -0-                                         Over $100,000(5)
------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis                             -0-                                         Over $100,000(5)
------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock                               -0-                                       $50,001 - $100,000
------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley        AIM Developing Markets Fund                   $1 - $10,000             $1 -$10,000
------------------------------------------------------------------------------------------------------------------
Louis S. Sklar                                 -0-                                         Over $100,000(5)
------------------------------------------------------------------------------------------------------------------




----------

(5) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE


         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2002:


                                          RETIREMENT       ESTIMATED
                         AGGREGATE         BENEFITS          ANNUAL            TOTAL
                        COMPENSATION       ACCRUED          BENEFITS        COMPENSATION
                          FROM THE         BY ALL            UPON           FROM ALL AIM
     TRUSTEE              TRUST(1)       AIM FUNDS(2)     RETIREMENT(3)      FUNDS(4)
     -------            ------------     ------------     -------------     ------------
Frank S. Bayley            $7,460         $142,800           $90,000          150,000
Bruce L. Crockett           7,413           50,132            90,000          149,000
Albert R. Dowden            7,460           57,955            90,000          150,000
Edward K. Dunn, Jr.         7,413           94,149            90,000          149,000
Jack M. Fields              7,460           29,153            90,000          153,000
Carl Frischling(5)          7,460           74,511            90,000          150,000
Prema Mathai-Davis          7,460           33,931            90,000          150,000
Lewis F. Pennock            7,676           54,802            90,000          154,000
Ruth H. Quigley             7,460          142,502            90,000          153,000
Louis S. Sklar              7,629           78,500            90,000          153,000



(1) Represents the amount paid by the Trust for the fiscal year ended October 31, 2002. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended October 31, 2002, including earnings was $34,109.


(2) During the fiscal year ended October 31, 2002, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $3,876.

(3) Amounts shown assume each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as directors or trustees of seventeen registered investment companies advised by AIM.


(5) During the fiscal year ended October 31, 2002, the Trust paid $25,413 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm.

                                   APPENDIX D



                              PROXY VOTING POLICIES



         The Proxy Voting Policies applicable to each Fund follow:



PROXY POLICIES AND PROCEDURES



REVIEWED BY THE AIM FUNDS BOARD OF DIRECTORS/TRUSTEES JUNE 10-11, 2003



A.       Proxy Policies



         Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.



         I.       Boards Of Directors



                  A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.



                  There are some actions by directors that should result in votes being withheld. These instances include directors who:



                  o Are not independent directors and sit on the board's audit, compensation or nominating committee;



                  o Attend less than 75 percent of the board and committee meetings without a valid excuse;



                  o Implement or renew a dead-hand or modified dead-hand poison pill;



                  o Enacted egregious corporate governance policies or failed to replace management as appropriate;



                  o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or



                  o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.



                  Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:



                  o Long-term financial performance of the target company relative to its industry;



                  o        Management's track record;



                  o        Portfolio manager's assessment;



                  o        Qualifications of director nominees (both slates);

                  o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and



                  o        Background to the proxy contest.



         II.      Independent Auditors



                  A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:



                  o It is not clear that the auditors will be able to fulfill their function;



                  o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or



                  o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.



         III.     Compensation Programs



                  Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.



                  o We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.



                  o We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.



                   o We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.



                  o We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.



                  o We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.



         IV.      Corporate Matters



                  We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.



                  o We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.



                  o We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.



                  o We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.



                  o We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.



         V.       Shareholder Proposals



                  Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.



                  o We will generally abstain from shareholder social and environmental proposals.



                  o We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.



                  o We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.



                  o We will generally vote for proposals to lower barriers to shareholder action.



                  o We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).



         VI.      Other



                  o We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.



                  o We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.



                  o We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.



                  AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.       Proxy Committee Procedures



         The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.



         The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.



         AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.



         In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of Funds' Board of Directors/Trustees:



         1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.



         2. AIM will not publicly announce its voting intentions and the reasons therefore.



         3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.



         4, All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.



C.       Business/Disaster Recovery



         If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.



D.       Restrictions Affecting Voting



         If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.



E.       Conflicts of Interest



         The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.



         To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

                             AIM TRIMARK INVESTMENTS
                             PROXY VOTING GUIDELINES



AUGUST 14, 2003



PURPOSE



The purpose of this document is to describe AIM Trimark's general guidelines for voting proxies received from companies held in AIM Trimark's Toronto-based funds. Proxy voting for the funds managed on behalf of AIM Trimark on a sub-advised basis (i.e. by other AMVESCAP business units or on a third party basis) are subject to the proxy voting policies & procedures of those other entities. As part of its regular due diligence, AIM Trimark will review the proxy voting policies & procedures of any new sub-advisors to ensure that they are appropriate in the circumstances.



INTRODUCTION



AIM Trimark has the fiduciary obligation to ensure that the long-term economic best interest of unitholders is the key consideration when voting proxies of portfolio companies.



As a general rule, AIM Trimark shall vote against any actions that would:



         o        reduce the rights or options of shareholders,



         o reduce shareholder influence over the board of directors and management,



         o reduce the alignment of interests between management and shareholders, or



         o        reduce the value of shareholders' investments.



At the same time, since AIM Trimark's Toronto-based portfolio managers follow an investment discipline that includes investing in companies that are believed to have strong management teams, the portfolio managers will generally support the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors. Therefore, in most circumstances, votes will be cast in accordance with the recommendations of the company's board of directors.



While AIM Trimark's proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances (including country specific considerations), and retain the right to vote proxies as deemed appropriate.



These guidelines may be amended from time to time.



CONFLICTS OF INTEREST



When voting proxies, AIM Trimark's portfolio managers assess whether there are material conflicts of interest between AIM Trimark's interests and those of unitholders. A potential conflict of interest situation may include where AIM Trimark or an affiliate manages assets for, provides other financial services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote in favour of management of the company may harm AIM Trimark's relationship with the company. In all situations, the portfolio managers will not take AIM Trimark's relationship with the company into account, and will vote the proxies in the best interest of the unitholders. To the extent that a portfolio manager has any conflict of interest with respect to a company or an issue presented, that portfolio manager should abstain from voting on that company or issue.



I. BOARDS OF DIRECTORS



We believe that a board that has at least a majority of independent directors is integral to good corporate governance. Unless there are restrictions specific to a company's home jurisdiction, key board committees, including audit and compensation committees, should be completely independent.

a) VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS



Votes in an uncontested election of directors are evaluated on a CASE-BY-CASE basis, considering factors that may include:



         o        Long-term company performance relative to a market index,



         o        Composition of the board and key board committees,



         o        Nominee's attendance at board meetings,



         o        Nominee's investments in the company,



         o        Whether the chairman is also serving as CEO, and



         o        Whether a retired CEO sits on the board.



b) VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS



Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering factors that may include:



         o Long-term financial performance of the target company relative to its industry,



         o        Management's track record,



         o        Background to the proxy contest,



         o        Qualifications of director nominees (both slates),



         o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and



         o        Stock ownership positions.



c) REIMBURSEMENT OF PROXY SOLICITATION EXPENSES



Decisions to provide reimbursement for dissidents waging a proxy contest are made on a CASE-BY-CASE basis.




d) SEPARATING CHAIRMAN AND CEO



Shareholder proposals to separate the chairman and CEO positions should be evaluated on a CASE-BY-CASE basis.



While we generally support these proposals, some companies have governance structures in place that can satisfactorily counterbalance a combined position. Voting decisions will take into account factors such as:



         o Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;



         o        Majority of independent directors;



         o        All-independent key committees;



         o        Committee chairpersons nominated by the independent directors;



         o CEO performance is reviewed annually by a committee of outside directors; and



         o        Established governance guidelines.




e) MAJORITY OF INDEPENDENT DIRECTORS



While we generally support shareholder proposals asking that a majority of directors be independent, each proposal should be evaluated on a CASE-BY-CASE basis.



We generally vote FOR shareholder proposals that request that the board's audit, compensation, and/or nominating committees be composed exclusively of independent directors.

f) STOCK OWNERSHIP REQUIREMENTS



We believe that individual directors should be appropriately compensated and motivated to act in the best interests of shareholders. Share ownership by directors better aligns their interests with those of other shareholders. Therefore, we believe that meaningful share ownership by directors is in the best interest of the company.



We generally vote FOR proposals that require a certain percentage of a director's compensation to be in the form of common stock.




g) SIZE OF BOARDS OF DIRECTORS



We believe that the number of directors is important to ensuring the board's effectiveness in maximizing long-term shareholder value. The board must be large enough to allow it to adequately discharge its responsibilities, without being so large that it becomes cumbersome.



While we will we prefer a board of no fewer than 5 and no more than 16 members, each situation will be considered on a CASE-BY-CASE basis taking into consideration the specific company circumstances.




h) CLASSIFIED OR STAGGERED BOARDS



In a classified or staggered board, directors are typically elected in two or more "classes", serving terms greater than one year.



We prefer the annual election of all directors and will generally NOT SUPPORT proposals that provide for staggered terms for board members. We recognize that there may be jurisdictions where staggered terms for board members is common practice and, in such situations, we will review the proposals on a CASE-BY-CASE basis.



i) DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION



We recognize that many individuals may be reluctant to serve as corporate directors if they were to be personally liable for all lawsuits and legal costs. As a result, limitations on directors' liability can benefit the corporation and its shareholders by helping to attract and retain qualified directors while providing recourse to shareholders on areas of misconduct by directors.



We generally vote FOR proposals that limit directors' liability and provide indemnification as long as the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the corporation and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.



II. AUDITORS



A strong audit process is a requirement for good corporate governance. A significant aspect of the audit process is a strong relationship with a knowledgeable and independent set of auditors.




a) RATIFICATION OF AUDITORS



We believe a company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.



We generally vote FOR the reappointment of the company's auditors unless:

         o It is not clear that the auditors will be able to fulfill their function;


         o There is reason to believe the auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or



         o The auditors have a significant professional or personal relationship with the issuer that compromises their independence.



b) DISCLOSURE OF AUDIT VS. NON-AUDIT FEES



Understanding the fees earned by the auditors is important for assessing auditor independence. Our support for the re-appointment of the auditors will take into consideration whether the management information circular contains adequate disclosure about the amount and nature of audit vs. non-audit fees.



There may be certain jurisdictions that do not currently require disclosure of audit vs. non-audit fees. In these circumstances, we will generally support proposals that call for this disclosure.




III. COMPENSATION PROGRAMS



Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider each compensation plan in its entirety (including all incentives, awards and other compensation) to determine if the plan provides the right incentives to managers and directors and is reasonable on the whole.



The following are specific guidelines dealing with some of the more common features of compensation programs (features not specifically itemized below will be considered on a CASE-BY-CASE basis taking into consideration the general principles described above):




a) CASH COMPENSATION AND SEVERANCE PACKAGES



We will generally SUPPORT the board's discretion to determine and grant appropriate cash compensation and severance packages.




b) EQUITY BASED PLANS - DILUTION



We will generally vote AGAINST equity-based plans where the total dilution (including all equity-based plans) is excessive.




c) EMPLOYEE STOCK PURCHASE PLANS



We will generally vote FOR the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. It is recognized that country specific circumstances may exist (e.g. tax issues) that require proposals to be reviewed on a case-by-case basis.




d) LOANS TO EMPLOYEES



We will VOTE against the corporation making loans to employees to allow employees to pay for stock or stock options.

e) STOCK OPTION PLANS - BOARD DISCRETION



We will vote AGAINST stock option plans that give the board broad discretion in setting the terms and conditions of the programs. Such programs should be submitted with detail and be reasonable in the circumstances regarding their cost, scope, frequency and schedule for exercising the options.




f) STOCK OPTION PLANS - INAPPROPRIATE FEATURES



We will generally vote AGAINST plans that have any of the following structural features:



         o ability to re-price "underwater" options without shareholder approval,



         o ability to issue options with an exercise price below the stock's current market price,



         o        ability to issue "reload" options, or



         o        automatic share replenishment ("evergreen") features.




g) STOCK OPTION PLANS - DIRECTOR ELIGIBILITY



We will generally SUPPORT stock option plans for directors as long as the terms and conditions of director options are clearly defined and are reasonable.




h) STOCK OPTION PLANS - REPRICING



We will vote FOR proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.



i) STOCK OPTION PLANS - VESTING



We will vote AGAINST stock option plans that are 100% vested when granted.




j)  STOCK OPTION PLANS - AUTHORIZED ALLOCATIONS



We will generally vote AGAINST stock option plans that authorize allocation of 25% or more of the available options to any one individual.




k) STOCK OPTION PLANS - CHANGE IN CONTROL PROVISIONS



We will vote AGAINST stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares.




l) STOCK OPTION PLANS - EXPENSING



We will consider proposals that deal with the expensing of the costs associated with stock option plans on a CASE-BY-CASE basis.



IV. CORPORATE MATTERS



We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers & acquisitions on a case-by-case basis, taking into consideration the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.




a) COMMON STOCK AUTHORIZATION



We will review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.




b) DUAL CLASS SHARE STRUCTURES



Dual class share structures involve the creation of a second class of common stock with either superior or inferior voting rights to those of the existing class of stock. Such share structures violates the principle of "one share, one vote", leading to the possibility that the company may take actions or fail to take actions without the support of a true majority of shareholders.



We will generally vote AGAINST proposals to create or extend dual class share structures where certain stockholders have superior or inferior voting rights to another class of stock.




c) STOCK SPLITS



We will vote FOR proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.




d) REVERSE STOCK SPLITS



We will vote FOR management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.




e) SHARE REPURCHASE PROGRAMS



We will vote AGAINST proposals to institute open-market share repurchase plans if all shareholders do not participate on an equal basis.




f) REINCORPORATION



Reincorporation involves re-establishing the company in a different legal jurisdiction.



We will generally vote FOR proposals to reincorporate the company provided that the board and management have demonstrated sound financial or business reasons for the move. Proposals to reincorporate will not be supported if solely as part of an anti-takeover defense or as a way to limit directors' liability.




g) MERGERS & ACQUISITIONS



We will vote FOR merger & acquisition proposals that the relevant portfolio managers believe, based on their review of the materials:

         o        will result in financial and operating benefits,



         o        have a fair offer price,



         o        have favorable prospects for the combined companies, and



         o will not have a negative impact on corporate governance or shareholder rights.



V. SHAREHOLDER PROPOSALS



We recognize that to effectively manage a corporation, directors and management must consider not only the interests of shareholders, but the interests of employees, customers, suppliers, creditors and the general community as well. Shareholder proposals can be extremely complex, and the impact on the interests of all stakeholders can rarely be anticipated with a high degree of confidence.



Shareholder proposals will be reviewed on a CASE-BY-CASE basis with consideration of factors such as:



         o the proposal's impact on the company's short-term and long-term share value,



         o        its effect on the company's reputation,



         o        the economic effect of the proposal,



         o        industry and regional norms applicable to the company,



         o        the company's overall corporate governance provisions, and



         o        the reasonableness of the request.



We will generally NOT SUPPORT proposals that place arbitrary or artificial constraints on the board, management or the company.




a) ORDINARY BUSINESS PRACTICES



We will generally SUPPORT the board's discretion regarding shareholder proposals that involve ordinary business practices.



b) PROTECTION OF SHAREHOLDER RIGHTS



We will generally vote FOR shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.




b) BARRIERS TO SHAREHOLDER ACTION



We will generally vote FOR proposals to lower barriers to shareholder action.




d) SHAREHOLDER RIGHTS PLANS



We will generally vote for proposals to subject shareholder rights plans to a shareholder vote.



VI. OTHER



a) We will vote AGAINST any proposal where the proxy materials lack sufficient information upon which to base an informed decision.



b) We will vote AGAINST any proposals to authorize the company to conduct any other business that is not described in the proxy statement.

                                   APPENDIX E


               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.


         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.



All information listed below is as of August 8, 2003.


AIM DEVELOPING MARKETS FUND


                                                CLASS A SHARES         CLASS B SHARES        CLASS C SHARES
                                               ----------------       ----------------      ----------------
                                               PERCENTAGE OWNED       PERCENTAGE OWNED      PERCENTAGE OWNED
NAME AND ADDRESS OF                                  OF                      OF                    OF
PRINCIPAL HOLDER                                   RECORD                  RECORD                RECORD
--------------------------------------         ----------------       -----------------     ----------------
Citigroup Global Markets House Account               13.23%                 5.69%                 5.05%
Attn:  Cindy Tempesta, 7th Floor
333 West 34th Street
NY, NY  10001-2402
------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor                    6.43%                 6.15%                30.65%
Jacksonville, FL   32246
------------------------------------------------------------------------------------------------------------
Prudential Securities Inc.
FBO Mr. Donald Ellis & Ms. Janice
Burrows Ellis                                           --                    --                  5.21%
64 Walnut Circle
Basking Ridge, NJ  07920-1020
------------------------------------------------------------------------------------------------------------



[AIM GLOBAL ENERGY FUND]



                                                CLASS A SHARES         CLASS B SHARES        CLASS C SHARES
                                               ----------------       ----------------      ----------------
                                               PERCENTAGE OWNED       PERCENTAGE OWNED      PERCENTAGE OWNED
NAME AND ADDRESS OF                                  OF                      OF                    OF
PRINCIPAL HOLDER                                   RECORD                  RECORD                RECORD
--------------------------------------         ----------------       -----------------     ----------------
Merrill Lynch Pierce Fenner & Smith                   5.13%                14.01%                12.71%
FBO The Sole Benefit of Customers
Attn:  Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246
------------------------------------------------------------------------------------------------------------

                                                CLASS A SHARES         CLASS B SHARES        CLASS C SHARES
                                               ----------------       ----------------      ----------------
                                               PERCENTAGE OWNED       PERCENTAGE OWNED      PERCENTAGE OWNED
NAME AND ADDRESS OF                                  OF                      OF                    OF
PRINCIPAL HOLDER                                   RECORD                  RECORD                RECORD
--------------------------------------         ----------------       -----------------     ----------------
Pershing LLC
P.O. Box 2052                                         5.30%                   --                    --
Jersey City, NJ  07303-2052
------------------------------------------------------------------------------------------------------------



[AIM GLOBAL FINANCIAL SERVICES FUND]



                                                CLASS A SHARES         CLASS B SHARES        CLASS C SHARES
                                               ----------------       ----------------      ----------------
                                               PERCENTAGE OWNED       PERCENTAGE OWNED      PERCENTAGE OWNED
NAME AND ADDRESS OF                                  OF                      OF                    OF
PRINCIPAL HOLDER                                   RECORD                  RECORD                RECORD
--------------------------------------         ----------------       -----------------     ----------------
Citigroup Global Markets House Account                5.52%                 8.62%                 7.67%
Attn:  Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY  10001-2402
------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                            9.93%                 8.34%                16.94%
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246
------------------------------------------------------------------------------------------------------------


AIM GLOBAL HEALTH CARE FUND


                                                CLASS A SHARES         CLASS B SHARES        CLASS C SHARES
                                               ----------------       ----------------      ----------------
                                               PERCENTAGE OWNED       PERCENTAGE OWNED      PERCENTAGE OWNED
NAME AND ADDRESS OF                                  OF                      OF                    OF
PRINCIPAL HOLDER                                   RECORD                  RECORD                RECORD
--------------------------------------         ----------------       -----------------     ----------------
Citigroup Global Markets House Account                7.77%                 7.11%                 5.68%
Attn:  Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY  10001-2402
------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                            8.23%                 6.83%                13.39%
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246
------------------------------------------------------------------------------------------------------------

[AIM GLOBAL SCIENCE AND TECHNOLOGY FUND]



                                                CLASS A SHARES         CLASS B SHARES        CLASS C SHARES
                                               ----------------       ----------------      ----------------
                                               PERCENTAGE OWNED       PERCENTAGE OWNED      PERCENTAGE OWNED
NAME AND ADDRESS OF                                  OF                      OF                    OF
PRINCIPAL HOLDER                                   RECORD                  RECORD                RECORD
--------------------------------------         ----------------       -----------------     ----------------
Citigroup Global Markets House Account                9.63%                 9.83%                 5.74%
Attn:  Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY  10001-2402
------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                            6.03%                 5.12%                 9.73%
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246
------------------------------------------------------------------------------------------------------------


AIM LIBRA FUND


                                                CLASS A SHARES         CLASS B SHARES        CLASS C SHARES
                                               ----------------       ----------------      ----------------
                                               PERCENTAGE OWNED       PERCENTAGE OWNED      PERCENTAGE OWNED
NAME AND ADDRESS OF                                  OF                      OF                    OF
PRINCIPAL HOLDER                                   RECORD                  RECORD                RECORD
--------------------------------------         ----------------       -----------------     ----------------
Charles T. Bauer                                     19.28%(1)                --                    --
c/o AIM Management Group Inc.
11 Greenway Plaza, Suite 100
Houston, TX  77046-1113
------------------------------------------------------------------------------------------------------------
Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn:  Fund Administration                           29.39%                   --                 81.03%
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL   32246
------------------------------------------------------------------------------------------------------------
Jonathan C. Schoolar
6640 Dogwood Creek                                  5.20%(1)                  --                    --
Austin, TX  78746-1318
------------------------------------------------------------------------------------------------------------



(1)      Owned of record and beneficially




AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND AND AIM TRIMARK SMALL COMPANIES FUND



         AIM provided the initial capitalization of each Fund and, accordingly, as of the date of this Statement of Additional Information, owned more than 25% of the issued and outstanding shares of each Fund and therefore could be deemed to "control" each Fund as that term is defined in the 1940 Act. It is anticipated that after commencement of the public offering of each Fund's shares, AIM will cease to control each Fund for purposes of the 1940 Act.


MANAGEMENT OWNERSHIP


As of August 8, 2003, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund, except that the trustees and officers as a group owned 2.98% of Class A shares of AIM Libra Fund.

                                   APPENDIX F


                                 MANAGEMENT FEES

         For the last three fiscal years ended October 31, the management fees payable by each Fund, the amounts waived by AIM and the net fees paid by each Fund were as follows:


       FUND NAME                             2002                                          2001
       ---------        ------------------------------------------   ------------------------------------------
                         MANAGEMENT   MANAGEMENT    NET MANAGEMENT    MANAGEMENT   MANAGEMENT    NET MANAGEMENT
                          FEE PAID    FEE WAIVERS     FEE PAID         FEE PAID    FEE WAIVERS      FEE PAID
                        -----------   -----------   --------------   -----------   -----------   --------------
AIM Developing
Markets Fund            $ 1,984,365   $ 1,032,501     $   951,864    $ 1,720,644   $   880,540     $   840,104
-------------------     -----------   -----------     -----------    -----------   -----------     -----------
[AIM Global Energy
Fund]                       288,354       233,074          55,280        269,728       231,238          38,490
-------------------     -----------   -----------     -----------    -----------   -----------     -----------
[AIM Global
Financial Services
Fund]                     2,792,762         3,254       2,789,508      2,721,720         1,017       2,720,703
-------------------     -----------   -----------     -----------    -----------   -----------     -----------
AIM Global Health
Care Fund                 8,509,208         5,611       8,503,597      7,123,437         1,495       7,122,942
-------------------     -----------   -----------     -----------    -----------   -----------     -----------
[AIM Global Science
and Technology
Fund]                     5,944,573     3,384,288       2,560,285     13,178,872       728,934      12,499,938
-------------------     -----------   -----------     -----------    -----------   -----------     -----------
AIM Libra Fund(1)               N/A           N/A             N/A            N/A           N/A             N/A
-------------------     -----------   -----------     -----------    -----------   -----------     -----------
AIM Trimark
Endeavor Fund(2)                N/A           N/A             N/A            N/A           N/A             N/A
-------------------     -----------   -----------     -----------    -----------   -----------     -----------
AIM Trimark Fund(2)             N/A           N/A             N/A            N/A           N/A             N/A
-------------------     -----------   -----------     -----------    -----------   -----------     -----------
AIM Trimark Small
Companies Fund(2)               N/A           N/A             N/A            N/A           N/A             N/A
-------------------     -----------   -----------     -----------    -----------   -----------     -----------
       FUND NAME                            2000
       ---------         --------------------------------------------
                         MANAGEMENT     MANAGEMENT     NET MANAGEMENT
                          FEE PAID      FEE WAIVERS       FEE PAID
                         -----------    -----------    --------------
AIM Developing
Markets Fund             $ 2,321,564     $195,861       $ 2,125,703
-------------------      -----------     --------       -----------
[AIM Global Energy
Fund]                        296,957      242,924            54,033
-------------------      -----------     --------       -----------
[AIM Global
Financial Services
Fund]                      1,192,264          -0-         1,192,264
-------------------      -----------     --------       -----------
AIM Global Health
Care Fund                  4,963,633          -0-         4,963,633
-------------------      -----------     --------       -----------
[AIM Global Science
and Technology
Fund]                     29,880,111          -0-        29,880,111
-------------------      -----------     --------       -----------
AIM Libra Fund(1)                N/A          N/A               N/A
-------------------      -----------     --------       -----------
AIM Trimark
Endeavor Fund(2)                 N/A          N/A               N/A
-------------------      -----------     --------       -----------
AIM Trimark Fund(2)              N/A          N/A               N/A
-------------------      -----------     --------       -----------
AIM Trimark Small
Companies Fund(2)                N/A          N/A               N/A
-------------------      -----------     --------       -----------




(1)    Commenced operations on November 1, 2002



(2)    Commenced operations on November 4, 2003

                                   APPENDIX G


                          ADMINISTRATIVE SERVICES FEES

         The Funds paid AIM the following amounts for administrative services for the last three fiscal years ended October 31:


             FUND NAME                           2002         2001        2000
             ---------                         --------     --------     --------
AIM Developing Markets Fund                    $ 50,000     $ 50,000     $ 50,000
[AIM Global Energy Fund]                         50,000       50,000       50,000
[AIM Global Financial Services Fund]             77,287       75,830       50,000
AIM Global Health Care Fund                     168,501      134,681      117,295
[AIM Global Science and Technology Fund]        128,170      154,242      202,100
AIM Libra Fund(1)                                   N/A          N/A          N/A
AIM Trimark Endeavor Fund(2)                        N/A          N/A          N/A
AIM Trimark Fund(2)                                 N/A          N/A          N/A
AIM Trimark Small Companies Fund(2)                 N/A          N/A          N/A



(1)    Commenced operations on November 1, 2002



(2)    Commenced operations on November 4, 2003

                                   APPENDIX H


                              BROKERAGE COMMISSIONS



Brokerage commissions(1) paid by each of the Funds listed below during the last three fiscal years ended October 31 were as follows:



              FUND                                2002           2001         2000
              ----                             ----------     ----------   ----------
AIM Developing Markets Fund(2)                 $  770,314     $  847,173   $1,647,898
[AIM Global Energy Fund(3)]                       272,129        169,701      139,146
[AIM Global Financial Services Fund(4)]           436,172        472,634      183,970
AIM Global Health Care Fund(5)                  4,231,045      2,571,259    3,030,188
[AIM Global Science and Technology Fund]        2,312,821      3,403,668    2,967,281
AIM Libra Fund(6)                                     N/A            N/A          N/A
AIM Trimark Endeavor Fund(7)                          N/A            N/A          N/A
AIM Trimark Fund(7)                                   N/A            N/A          N/A
AIM Trimark Small Companies Fund(7)                   N/A            N/A          N/A


(1) Disclosure regarding brokerage commissions is limited to commissions paid on agency trades and designated as such on the trade confirm.

(2) The variation in brokerage commissions paid by AIM Developing Markets Fund for the fiscal years ended October 31, 2002 and 2001, as compared to the fiscal year ended October 31, 2000, was due to a significant increase in assets as the result of the merger of another fund with the Fund, and the resulting increased portfolio turnover involved in an effort to restructure the Fund.


[(3) The variation in brokerage commissions paid by AIM Global Energy Fund for the fiscal year ended October 31, 2002, as compared to the two prior fiscal years, was due to an increase in assets and an increase in transactions executed with commissions.]



[(4) The variation in brokerage commissions paid by AIM Global Financial Services Fund for the fiscal years ended October 31, 2002 and 2001, as compared to the fiscal year ended October 31, 2000, was due to a significant increase in assets.]



[(5)] The variation in brokerage commissions paid by AIM Global Health Care Fund for the fiscal years ended October 31, 2002 and 2001, as compared to the fiscal year ended October 31, 2000, was due to a significant increase in international trading. International trades tend to have considerably higher commissions than domestic trades.



[(6)]    Commenced operations on November 1, 2002.



[(7)]    Commenced operations on November 4, 2003.

                                   APPENDIX I


             DIRECTED BROKERAGE (RESEARCH SERVICES) AND PURCHASES OF
                    SECURITIES OF REGULAR BROKERS OR DEALERS

         During the last fiscal year ended October 31, 2002, each Fund allocated the following amount of transactions to broker-dealers that provided AIM with certain research, statistics and other information:


                                                            RELATED
FUND                                   TRANSACTIONS   BROKERAGE COMMISSIONS
----                                   ------------   ---------------------
AIM Developing Markets Fund            $ 44,546,017        $    158,536
[AIM Global Energy Fund]                      9,644           3,760,136
[AIM Global Financial Services Fund]         32,580          28,610,545
AIM Global Health Care Fund                 571,973         344,171,744
[AIM Global Science and
    Technology Fund]                        211,864         130,132,494
AIM Libra Fund(1)                               N/A                 N/A
AIM Trimark Endeavor Fund(2)                    N/A                 N/A
AIM Trimark Fund(2)                             N/A                 N/A
AIM Trimark Small Companies Fund(2)             N/A                 N/A



(1)      Commenced operations on November 1, 2002


(2)      Commenced operations on November 4, 2003



         During the last fiscal year ended October 31, 2002, the following Fund held securities issued by the following companies, which are "regular" brokers or dealers of the Funds identified below:



FUND                                        SECURITY        MARKET VALUE
----                                        --------        ------------
[AIM Global Financial Services Fund]
[American Express Co.                     Common Stock      $ 3,982,515]
[Goldman Sachs Group, Inc. (The)          Common Stock        5,821,080]
[Lehman Brothers Holdings Inc.            Common Stock        7,894,614]
[Merrill Lynch & Co., Inc.                Common Stock        6,273,135]
[Morgan Stanley Dean Witter               Common Stock        2,051,084]

                                   APPENDIX J


     AMOUNTS PAID TO A I M DISTRIBUTORS, INC. PURSUANT TO DISTRIBUTION PLANS


         A list of amounts paid by each class of shares to AIM Distributors pursuant to the Plans for the fiscal year or period ended October 31, 2002 follows:


                                        CLASS A      CLASS B      CLASS C     CLASS R
FUND                                     SHARES       SHARES       SHARES     SHARES(3)
----                                   ----------   ----------   ----------   --------
AIM Developing Markets Fund            $  682,689   $  504,496   $   33,535      N/A
[AIM Global Energy Fund]                   80,639      121,290       13,180      N/A
[AIM Global Financial Services Fund]      668,896    1,181,058      345,522      N/A
AIM Global Health Care Fund             3,027,390    2,277,903      492,799      N/A
[AIM Global Science
   and Technology Fund]                 1,965,401    1,952,778      242,286      N/A
AIM Libra Fund(1)                             N/A          N/A          N/A      N/A
AIM Trimark Endeavor Fund(2)                  N/A          N/A          N/A       --
AIM Trimark Fund(2)                           N/A          N/A          N/A       --
AIM Trimark Small Companies Fund(2)           N/A          N/A          N/A       --


(1)      Commenced operations on November 1, 2002


(2)      Commenced operations on November 4, 2003



(3) As of the date of this Statement of Additional Information, Class R shares have not yet commenced operations.

                                   APPENDIX K


          ALLOCATION OF ACTUAL FEES PAID PURSUANT TO DISTRIBUTION PLANS


         An estimate by category of the allocation of actual fees paid by Class A shares of the Funds during the year ended October 31, 2002, follows:



                                                      PRINTING &               UNDERWRITERS         DEALERS
                                       ADVERTISING     MAILING      SEMINARS   COMPENSATION     COMPENSATION
                                       -----------    ----------    --------   ------------     ------------
AIM Developing Markets Fund            $   120,848    $   15,214    $ 45,354   $        -0-     $    501,273
[AIM Global Energy Fund]                     6,482           884       2,455            -0-           70,817
[AIM Global Financial Services Fund]        51,212         6,397      17,157            -0-          594,139
AIM Global Health Care Fund                223,507        28,292      80,688            -0-        2,694,898
[AIM Global Science
   and Technology Fund]                    143,631        18,154      54,629            -0-        1,748,988
AIM Libra Fund(1)                              N/A           N/A         N/A            N/A              N/A
AIM Trimark Endeavor Fund(2)                   N/A           N/A         N/A            N/A              N/A
AIM Trimark Fund(2)                            N/A           N/A         N/A            N/A              N/A
AIM Trimark Small Companies Fund(2)            N/A           N/A         N/A            N/A              N/A


         An estimate by category of the allocation of actual fees paid by Class B shares of the Funds during the year ended October 31, 2002, follows:



                                                      PRINTING &               UNDERWRITERS         DEALERS
                                       ADVERTISING     MAILING      SEMINARS   COMPENSATION     COMPENSATION
                                       -----------    ----------    --------   ------------     ------------
AIM Developing Markets Fund            $     2,694    $      326    $    906   $    378,372     $    122,198
[AIM Global Energy Fund]                       -0-           -0-         -0-         90,968           30,323
[AIM Global Financial Services Fund]        31,467         4,049      10,655        885,794          249,094
AIM Global Health Care Fund                 70,034         8,952      25,353      1,708,427          465,137
[AIM Global Science
   and Technology Fund]                     21,888         2,807       8,448      1,464,584          455,050
AIM Libra Fund(1)                              N/A           N/A         N/A            N/A              N/A
AIM Trimark Endeavor Fund(2)                   N/A           N/A         N/A            N/A              N/A
AIM Trimark Fund(2)                            N/A           N/A         N/A            N/A              N/A
AIM Trimark Small Companies Fund(2)            N/A           N/A         N/A            N/A              N/A


         An estimate by category of the allocation of actual fees paid by Class C shares of the Funds during the year ended October 31, 2002, follows:


                                                      PRINTING &               UNDERWRITERS         DEALERS
                                       ADVERTISING     MAILING      SEMINARS   COMPENSATION     COMPENSATION
                                       -----------    ----------    --------   ------------     ------------
AIM Developing Markets Fund            $       -0-    $      -0-    $    -0-   $      9,141     $     24,394
[AIM Global Energy Fund]                     1,192           262         -0-          4,359            7,367
[AIM Global Financial Services Fund]        10,661         1,454       4,038         75,715          253,655
AIM Global Health Care Fund                 26,122         3,081       9,063        187,306          267,226
[AIM Global Science
   and Technology Fund]                      5,661           718       1,595         38,272          196,040
AIM Libra Fund(1)                              N/A           N/A         N/A            N/A              N/A
AIM Trimark Endeavor Fund(2)                   N/A           N/A         N/A            N/A              N/A
AIM Trimark Fund(2)                            N/A           N/A         N/A            N/A              N/A
AIM Trimark Small Companies Fund(2)            N/A           N/A         N/A            N/A              N/A


(1)      Commenced operations on November 1, 2002


(2)      Commenced operations on November 4, 2003

         As of the date of this Statement of Additional Information, Class R shares of AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund have not yet commenced operations.

                                   APPENDIX L


                               TOTAL SALES CHARGES


         The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Fund and the amount retained by AIM Distributors for the last three fiscal years ending October 31:



                                                    2002                         2001                         2000
                                          -----------------------      -------------------------     -------------------------
                                           SALES         AMOUNT         SALES          AMOUNT         SALES          AMOUNT
                                          CHARGES       RETAINED       CHARGES        RETAINED       CHARGES        RETAINED
                                         ----------     --------      ----------      ---------     ----------     ----------
AIM Developing Markets Fund              $  124,830     $ 22,655      $   70,148      $  12,631     $  135,795     $   25,847
[AIM Global Energy Fund]                     55,133        9,416          57,259          9,649         35,823          4,984
[AIM Global Financial Services Fund]        405,658       76,053       1,121,260        189,895        784,002        133,801
AIM Global Health Care Fund               1,703,543      300,015       1,789,730        303,612        554,506         97,946
[AIM Global Science
   and Technology Fund]                     511,950       90,080       1,643,392        289,307      9,076,900      1,575,107
AIM Libra Fund(1)                               N/A          N/A             N/A            N/A            N/A            N/A
AIM Trimark Endeavor Fund(2)                    N/A          N/A             N/A            N/A            N/A            N/A
AIM Trimark Fund(2)                             N/A          N/A             N/A            N/A            N/A            N/A
AIM Trimark Small Companies Fund(2)             N/A          N/A             N/A            N/A            N/A            N/A






         The following chart reflects the contingent deferred sales charges paid by Class A, Class B, Class C and Class R, if any, shareholders and retained by AIM Distributors for the last three fiscal years ended October 31:




                                              2002     2001       2000
                                            -------   -------   -------
AIM Developing Markets Fund                 $ 2,677   $10,586   $45,221
[AIM Global Energy Fund]                      5,122     2,960       516
[AIM Global Financial Services Fund]         16,136    27,133    10,205
AIM Global Health Care Fund                  30,996    25,075     3,020
[AIM Global Science  and Technology Fund]    42,657    55,389    99,517
AIM Libra Fund(1)                               N/A       N/A       N/A
AIM Trimark Endeavor Fund(2),(3)                N/A       N/A       N/A
AIM Trimark Fund(2),(3)                         N/A       N/A       N/A
AIM Trimark Small Companies Fund(2),(3)         N/A       N/A       N/A



(1)      Commenced operations on November 1, 2002


(2)      Commenced operations on November 4, 2003



(3) As of the date of this Statement of Additional Information, Class R shares have not yet commenced operations.

                                   APPENDIX M


                                PERFORMANCE DATA





AVERAGE ANNUAL TOTAL RETURNS


         The average annual total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:



                                                                      PERIODS ENDED
                                                                      APRIL 30, 2003
                                                                      --------------
                                                                                           SINCE       INCEPTION
CLASS A SHARES:                                1 YEAR        5 YEARS        10 YEARS     INCEPTION       DATE
--------------                                 ------        -------        --------     ---------     ---------
AIM Developing Markets Fund                                                   N/A                       01/11/94
[AIM Global Energy Fund]                                                      N/A                       05/31/94
[AIM Global Financial Services Fund]                                          N/A                       05/31/94
AIM Global Health Care Fund                                                                             08/07/89
[AIM Global Science and
   Technology Fund]                                                                                     01/27/92
AIM Libra Fund(1)                                              N/A            N/A                       11/01/02
AIM Trimark Endeavor Fund(2)                     N/A           N/A            N/A            N/A        11/04/03
AIM Trimark Fund(2)                              N/A           N/A            N/A            N/A        11/04/03
AIM Trimark Small Companies Fund(2)              N/A           N/A            N/A            N/A        11/04/03



         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:



                                                                      PERIODS ENDED
                                                                      APRIL 30, 2003
                                                                      --------------
                                                                                           SINCE       INCEPTION
CLASS B SHARES:                                1 YEAR        5 YEARS        10 YEARS     INCEPTION       DATE
--------------                                 ------        -------        --------     ---------     ---------
AIM Developing Markets Fund                                     N/A            N/A                      11/03/97
[AIM Global Energy Fund]                                                       N/A                      05/31/94
[AIM Global Financial Services Fund]                                           N/A                      05/31/94
AIM Global Health Care Fund                                                    N/A                      04/01/93
[AIM Global Science and
   Technology Fund]                                                            N/A                      04/01/93
AIM Libra Fund(1)                                               N/A            N/A                      11/01/02
AIM Trimark Endeavor Fund(2)                      N/A           N/A            N/A           N/A        11/04/03
AIM Trimark Fund(2)                               N/A           N/A            N/A           N/A        11/04/03
AIM Trimark Small Companies Fund(2)               N/A           N/A            N/A           N/A        11/04/03


(1)      Commenced operations on November 1, 2002


(2)      Commenced operations on November 4, 2003

         The average annual total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:



                                                                      PERIODS ENDED
                                                                      APRIL 30, 2003
                                                                      --------------
                                                                                           SINCE       INCEPTION
CLASS C SHARES:                                1 YEAR        5 YEARS        10 YEARS     INCEPTION       DATE
--------------                                 ------        -------        --------     ---------     ---------
AIM Developing Markets Fund                                    N/A            N/A                       03/01/99
[AIM Global Energy Fund]                                       N/A            N/A                       03/01/99
[AIM Global Financial Services Fund]                           N/A            N/A                       03/01/99
AIM Global Health Care Fund                                    N/A            N/A                       03/01/99
[AIM Global Science and
   Technology Fund]                                            N/A            N/A                       03/01/99
AIM Libra Fund(1)                                              N/A            N/A                       11/01/02
AIM Trimark Endeavor Fund(2)                      N/A          N/A            N/A            N/A        11/04/03
AIM Trimark Fund(2)                               N/A          N/A            N/A            N/A        11/04/03
AIM Trimark Small Companies Fund(2)               N/A          N/A            N/A            N/A        11/04/03



         As of the date of this Statement of Additional Information, Class R shares of AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies fund have not yet commenced operations.


CUMULATIVE TOTAL RETURNS


         The cumulative total returns (including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:



                                                                      PERIODS ENDED
                                                                      APRIL 30, 2003
                                                                      --------------
                                                                                           SINCE       INCEPTION
CLASS A SHARES:                                1 YEAR        5 YEARS        10 YEARS     INCEPTION       DATE
--------------                                 ------        -------        --------     ---------     ---------
AIM Developing Markets Fund                                                   N/A                       01/11/94
[AIM Global Energy Fund]                                                      N/A                       05/31/94
[AIM Global Financial Services Fund]                                          N/A                       05/31/94
AIM Global Health Care Fund                                                                             08/07/89
[AIM Global Science and
   Technology Fund]                                                                                     01/27/92
AIM Libra Fund(1)                                                             N/A                       11/01/02
AIM Trimark Endeavor Fund(2)                     N/A           N/A            N/A            N/A        11/04/03
AIM Trimark Fund(2)                              N/A           N/A            N/A            N/A        11/04/03
AIM Trimark Small Companies Fund(2)              N/A           N/A            N/A            N/A        11/04/03


(1)      Commenced operations on November 1, 2002


(2)      Commenced operations on November 4, 2003

         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:




                                                                      PERIODS ENDED
                                                                      APRIL 30, 2003
                                                                      --------------
                                                                                           SINCE       INCEPTION
CLASS B SHARES:                                1 YEAR        5 YEARS        10 YEARS     INCEPTION       DATE
--------------                                 ------        -------        --------     ---------     ---------
AIM Developing Markets Fund                                     N/A             N/A                     11/03/97
[AIM Global Energy Fund]                                                        N/A                     05/31/94
[AIM Global Financial Services Fund]                                            N/A                     05/31/94
AIM Global Health Care Fund                                                     N/A                     04/01/93
[AIM Global Science and
   Technology Fund]                                                             N/A                     04/01/93
AIM Libra Fund(1)                                               N/A             N/A                     11/01/02
AIM Trimark Endeavor Fund(2)                     N/A            N/A             N/A          N/A        11/04/03
AIM Trimark Fund(2)                              N/A            N/A             N/A          N/A        11/04/03
AIM Trimark Small Companies Fund(2)              N/A            N/A             N/A          N/A        11/04/03



         The cumulative total returns (including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:



                                                                      PERIODS ENDED
                                                                      APRIL 30, 2003
                                                                      --------------
                                                                                           SINCE       INCEPTION
CLASS C SHARES:                                1 YEAR        5 YEARS        10 YEARS     INCEPTION       DATE
--------------                                 ------        -------        --------     ---------     ---------
AIM Developing Markets Fund                                    N/A            N/A                       03/01/99
[AIM Global Energy Fund]                                       N/A            N/A                       03/01/99
[AIM Global Financial Services Fund]                           N/A            N/A                       03/01/99
AIM Global Health Care Fund                                    N/A            N/A                       03/01/99
[AIM Global Science and
   Technology Fund]                                            N/A            N/A                       03/01/99
AIM Libra Fund(1)                                              N/A            N/A                       11/01/02
AIM Trimarak Endeavor Fund(2)                      N/A         N/A            N/A            N/A        11/04/03
AIM Trimark Fund(2)                                N/A         N/A            N/A            N/A        11/04/03
AIM Trimark Small Companies Fund(2)                N/A         N/A            N/A            N/A        11/04/03


(1)      Commenced operations on November 1, 2002


(2)      Commenced operations on November 4, 2003



         As of the date of this Statement of Additional Information, Class R shares of AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies fund have not yet commenced operations.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)


                  The average annual total returns (after taxes on distributions and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:



                                                                      PERIODS ENDED
                                                                      APRIL 30, 2003
                                                                      --------------
                                                                                           SINCE       INCEPTION
CLASS A SHARES:                                1 YEAR        5 YEARS        10 YEARS     INCEPTION       DATE
--------------                                 ------        -------        --------     ---------     ---------
AIM Developing Markets Fund                                                   N/A                       01/11/94
[AIM Global Energy Fund]                                                      N/A                       05/31/94
[AIM Global Financial Services Fund]                                          N/A                       05/31/94
AIM Global Health Care Fund                                                                             08/07/89
[AIM Global Science and
   Technology Fund]                                                                                     01/27/92
AIM Libra Fund(1)                                              N/A            N/A                       11/01/02
AIM Trimark Endeavor Fund(2)                     N/A           N/A            N/A            N/A        11/04/03
AIM Trimark Fund(2)                              N/A           N/A            N/A            N/A        11/04/03
AIM Trimark Small Companies Fund(2)              N/A           N/A            N/A            N/A        11/04/03




         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:



                                                                      PERIODS ENDED
                                                                      APRIL 30, 2003
                                                                      --------------
                                                                                           SINCE       INCEPTION
CLASS B SHARES:                                1 YEAR        5 YEARS        10 YEARS     INCEPTION       DATE
--------------                                 ------        -------        --------     ---------     ---------
AIM Developing Markets Fund                                    N/A            N/A                       11/03/97
[AIM Global Energy Fund]                                                      N/A                       05/31/94
[AIM Global Financial Services Fund]                                          N/A                       05/31/94
AIM Global Health Care Fund                                                   N/A                       04/01/93
[AIM Global Science and
   Technology Fund]                                                           N/A                       04/01/93
AIM Libra Fund(1)                                              N/A            N/A                       11/01/02
AIM Trimark Endeavor Fund(2)                     N/A           N/A            N/A            N/A        11/04/03
AIM Trimark Fund(2)                              N/A           N/A            N/A            N/A        11/04/03
AIM Trimark Small Companies Fund(2)              N/A           N/A            N/A            N/A        11/04/03


(1)      Commenced operations on November 1, 2002


(2)      Commenced operations on November 4, 2003

         The average annual total returns (after taxes on distributions and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:



                                                                      PERIODS ENDED
                                                                      APRIL 30, 2003
                                                                      --------------
                                                                                           SINCE       INCEPTION
CLASS C SHARES:                                1 YEAR        5 YEARS        10 YEARS     INCEPTION       DATE
--------------                                 ------        -------        --------     ---------     ---------
AIM Developing Markets Fund                                    N/A            N/A                       03/01/99
[AIM Global Energy Fund]                                       N/A            N/A                       03/01/99
[AIM Global Financial Services Fund]                           N/A            N/A                       03/01/99
AIM Global Health Care Fund                                    N/A            N/A                       03/01/99
[AIM Global Science and
   Technology Fund]                                            N/A            N/A                       03/01/99
AIM Libra Fund(1)                                              N/A            N/A                       11/01/02
AIM Trimark Endeavor Fund(2)                     N/A           N/A            N/A            N/A        11/04/03
AIM Trimark Fund(2)                              N/A           N/A            N/A            N/A        11/04/03
AIM Trimark Small Companies Fund(2)              N/A           N/A            N/A            N/A        11/04/03






AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)


         The average annual total returns (after taxes on distributions and redemption and including sales loads) for each Fund, with respect to its Class A shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:



                                                                      PERIODS ENDED
                                                                      APRIL 30, 2003
                                                                      --------------
                                                                                           SINCE       INCEPTION
CLASS A SHARES:                                1 YEAR        5 YEARS        10 YEARS     INCEPTION       DATE
--------------                                 ------        -------        --------     ---------     ---------
AIM Developing Markets Fund                                                   N/A                       01/11/94
[AIM Global Energy Fund]                                                      N/A                       05/31/94
[AIM Global Financial Services Fund]                                          N/A                       05/31/94
AIM Global Health Care Fund                                                                             08/07/89
[AIM Global Science and
   Technology Fund]                                                                                     01/27/92
AIM Libra Fund(1)                                              N/A            N/A                       11/01/02
AIM Trimark Endeavor Fund(2)                     N/A           N/A            N/A            N/A        11/04/03
AIM Trimark Fund(2)                              N/A           N/A            N/A            N/A        11/04/03
AIM Trimark Small Companies Fund(2)              N/A           N/A            N/A            N/A        11/04/03


(1)      Commenced operations on November 1, 2002


(2)      Commenced operations on November 4, 2003

         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class B shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:




                                                                      PERIODS ENDED
                                                                      APRIL 30, 2003
                                                                      --------------
                                                                                           SINCE       INCEPTION
CLASS B SHARES:                                1 YEAR        5 YEARS        10 YEARS     INCEPTION       DATE
--------------                                 ------        -------        --------     ---------     ---------
AIM Developing Markets Fund                                    N/A            N/A                       11/03/97
[AIM Global Energy Fund]                                                      N/A                       05/31/94
[AIM Global Financial Services Fund]                                          N/A                       05/31/94
AIM Global Health Care Fund                                                   N/A                       04/01/93
[AIM Global Science and
   Technology Fund]                                                           N/A                       04/01/93
AIM Libra Fund(1)                                              N/A            N/A                       11/01/02
AIM Trimark Endeavor Fund(2)                     N/A           N/A            N/A            N/A        11/04/03
AIM Trimark Fund(2)                              N/A           N/A            N/A            N/A        11/04/03
AIM Trimark Small Companies Fund(2)              N/A           N/A            N/A            N/A        11/04/03




         The average annual total returns (after taxes on distributions and redemption and including maximum applicable contingent deferred sales charge) for each Fund, with respect to its Class C shares, for the one, five and ten year periods (or since inception if less than ten years) ended April 30, 2003 are as follows:




                                                                      PERIODS ENDED
                                                                      APRIL 30, 2003
                                                                      --------------
                                                                                           SINCE       INCEPTION
CLASS C SHARES:                                1 YEAR        5 YEARS        10 YEARS     INCEPTION       DATE
--------------                                 ------        -------        --------     ---------     ---------
AIM Developing Markets Fund                                    N/A            N/A                       03/01/99
[AIM Global Energy Fund]                                       N/A            N/A                       03/01/99
[AIM Global Financial Services Fund]                           N/A            N/A                       03/01/99
AIM Global Health Care Fund                                    N/A            N/A                       03/01/99
[AIM Global Science and
   Technology Fund]                                            N/A            N/A                       03/01/99
AIM Libra Fund(1)                                              N/A            N/A                       11/01/02
AIM Trimark Endeavor Fund(2)                     N/A           N/A            N/A            N/A        11/04/03
AIM Trimark Fund(2)                              N/A           N/A            N/A            N/A        11/04/03
AIM Trimark Small Companies Fund(2)              N/A           N/A            N/A            N/A        11/04/03


(1)      Commenced operations on November 1, 2002


(2)      Commenced operations on November 4, 2003

                              FINANCIAL STATEMENTS



Pursuant to Rule 3-03(d) of Regulation S-X unaudited financial statements for the period ended April 30, 2003, for Registrant's portfolios have been included in addition to the portfolios' audited financial statements for the period ended October 31, 2002. Such financial statements reflect all adjustments which are of a normal recurring nature and which are, in the opinion of management, necessary to a fair statement of the results for the periods presented.




                                       FS

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Developing Markets Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Developing Markets Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

FINANCIALS

Schedule of Investments

October 31, 2002

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-96.97%

Argentina-0.00%

Banco Hipotecario S.A.-Wts., expiring
  02/02/04 (Banks) (Acquired 01/28/99; Cost
  $30,850)(a)(b)(c)                                     617   $          0
==========================================================================

Brazil-6.47%

Brasil Telecom Participacoes S.A.-Pfd.
  (Integrated Telecommunication Services)       350,300,000      1,995,502
--------------------------------------------------------------------------
Companhia Siderurgica Nacional S.A. (Steel)      77,676,000        805,688
--------------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR (Integrated Oil
  & Gas)                                            108,600      1,309,687
--------------------------------------------------------------------------
Tele Centro Oeste Celular Participacoes
  S.A.-ADR (Wireless Telecommunication
  Services)                                         256,200        755,790
--------------------------------------------------------------------------
Tele Norte Leste Participacoes S.A.-ADR
  (Integrated Telecommunication Services)           234,434      1,622,283
--------------------------------------------------------------------------
Telesp Celular Participacoes S.A.-Pfd.
  (Wireless Telecommunication Services)         760,769,000        793,298
--------------------------------------------------------------------------
Uniao de Bancos Brasileiros S.A.-GDR (Banks)        137,016      1,245,475
--------------------------------------------------------------------------
Votorantim Celulose e Papel S.A.-ADR (Paper
  Products)                                          52,254        802,099
--------------------------------------------------------------------------
Votorantim Celulose e Papel S.A.-Pfd. (Paper
  Products)                                      28,087,000        881,738
==========================================================================
                                                                10,211,560
==========================================================================

China-1.05%

China Petroleum and Chemical Corp. (Sinopec)-
  Class H (Integrated Oil & Gas)                 10,700,000      1,660,010
==========================================================================

Czech Republic-0.56%

Komercni Banka A.S.-GDR (Banks)                      41,900        879,900
==========================================================================

Hong Kong-4.19%

China Unicom Ltd. (Wireless Telecommunication
  Services)(d)                                    5,441,000      3,383,468
--------------------------------------------------------------------------
Cosco Pacific Ltd. (Marine Ports & Services)      1,358,000      1,088,232
--------------------------------------------------------------------------
TCL International Holdings Ltd. (Consumer
  Electronics)                                    7,970,000      2,145,948
==========================================================================
                                                                 6,617,648
==========================================================================

Hungary-0.01%

Pannonplast Rt. (Commodity Chemicals)                 2,126         12,514
--------------------------------------------------------------------------
Technoimpex (Multi-Sector Holdings)(c)(d)             1,400              0
==========================================================================
                                                                    12,514
==========================================================================

India-4.07%

Bharti Televentures Ltd. Equity Participation
  Ctfs., expiring 02/19/03 (Goldman Sachs)
  (Telecommunications Equipment)(b)               2,005,500      1,099,014
--------------------------------------------------------------------------

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
India-(Continued)

ICICI Bank Ltd.-ADR (Diversified Financial
  Services)                                          16,098   $     99,003
--------------------------------------------------------------------------
India Consumer & Finance Index-Equity
  Participation Ctfs., expiring 02/07/03
  (Goldman Sachs) (Diversified
  Financial Services)(d)                              2,374      2,435,178
--------------------------------------------------------------------------
India Industrial Index Equity Participation
  Ctfs., expiring 02/07/03 (Goldman Sachs)
  (Computer Hardware)(b)                             12,910      2,789,322
==========================================================================
                                                                 6,422,517
==========================================================================

Indonesia-2.34%

PT Telekomunikusi Indonesia (Integrated
  Telecommunication Services)                    11,101,500      3,698,495
==========================================================================

Israel-2.30%

IDB Development Corp. Ltd. (Multi-Sector
  Holdings)(d)                                       12,629        186,607
--------------------------------------------------------------------------
NICE Systems Ltd.-ADR (Telecommunications
  Equipment)(d)                                      59,100        475,755
--------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                  38,300      2,965,569
==========================================================================
                                                                 3,627,931
==========================================================================

Luxembourg-1.13%

Realtek Semiconductor-Equity Participation
  Ctfs., expiring 01/17/05 (Salomon Smith
  Barney) (Semiconductors)(d)                       640,538      1,780,055
==========================================================================

Malaysia-6.19%

Genting Berhad (Casinos & Gambling)                 545,000      1,893,158
--------------------------------------------------------------------------
IOI Corp. Berhad (Agricultural Products)          1,985,000      2,925,263
--------------------------------------------------------------------------
Palmco Holdings Berhad (Agricultural
  Products)(c)                                       62,875         74,126
--------------------------------------------------------------------------
Public Finance Berhad (Banks)                       627,000      1,105,500
--------------------------------------------------------------------------
RHB Capital Berhad (Banks)                        3,177,000      1,538,337
--------------------------------------------------------------------------
Star Publications Berhad (Publishing)               693,000      1,094,211
--------------------------------------------------------------------------
Tanjong Public Ltd. Co. (Casinos & Gambling)        466,000      1,140,474
==========================================================================
                                                                 9,771,069
==========================================================================

Mexico-10.25%

Alfa S.A.-Class A (Industrial Conglomerates)        613,000      1,006,741
--------------------------------------------------------------------------
America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)              99,500      1,337,280
--------------------------------------------------------------------------
America Telecom, S.A. de C.V.-Series A1
  (Wireless Telecommunication Services)(d)        1,550,000        942,249
--------------------------------------------------------------------------
Carso Global Telecom-Class A1 (Integrated
  Telecommunication Services)(d)                  1,550,000      1,644,377
--------------------------------------------------------------------------
Cemex S.A. de C.V.-CPO (Construction
  Materials)                                        224,400        904,509
--------------------------------------------------------------------------

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
Mexico-(Continued)

Cemex S.A. de CV-Wts., expiring 12/21/04
  (Construction Materials) (Acquired
  12/16/99; Cost $7,704)(a)(b)                       22,000   $      7,766
--------------------------------------------------------------------------
Coca-Cola Femsa, S.A. de C.V.-ADR (Soft
  Drinks)                                            59,200      1,236,096
--------------------------------------------------------------------------
Fomento Economico Mexicano, S.A. de C.V.-ADR
  (Soft Drinks)                                      55,424      2,006,349
--------------------------------------------------------------------------
Grupo Financiero BanCrecer S.A. de
  C.V.-Series B (Diversified Financial
  Services)(d)                                            1              0
--------------------------------------------------------------------------
Grupo Financiero Banorte S.A. de C.V.-Class O
  (Banks)                                            57,000        126,307
--------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Banks)(d)                              3,184,490      2,497,884
--------------------------------------------------------------------------
Grupo Posadas S.A.-Series L (Hotels, Resorts
  & Cruise Lines)(d)                                752,300        331,930
--------------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)(d)                                            105,728      2,970,957
--------------------------------------------------------------------------
Tubos de Acero de Mexico S.A. (Oil & Gas
  Equipment & Services)                             650,000      1,171,389
==========================================================================
                                                                16,183,834
==========================================================================

Russia-6.62%

LUKOIL-ADR (Integrated Oil & Gas)                    51,858      3,387,199
--------------------------------------------------------------------------
Mobile Telesystems-ADR (Wireless
  Telecommunication Services)                        78,300      2,561,976
--------------------------------------------------------------------------
RAO Unified Energy System-GDR REGS (Electric
  Utilities) (Acquired 12/07/00-10/31/01;
  Cost $1,131,075)(a)                               122,040      1,332,677
--------------------------------------------------------------------------
YUKOS-ADR (Integrated Oil & Gas)                     22,800      3,166,988
==========================================================================
                                                                10,448,840
==========================================================================

South Africa-11.45%

Anglo American Platinum Corp. Ltd. (Precious
  Metals & Minerals)                                 62,300      2,242,551
--------------------------------------------------------------------------
Anglo American PLC (Diversified Metals &
  Mining)                                           645,400      8,442,077
--------------------------------------------------------------------------
Barloworld Ltd. (Industrial Conglomerates)          213,500      1,193,809
--------------------------------------------------------------------------
Gold Fields Ltd. (Gold)                             178,700      2,045,013
--------------------------------------------------------------------------
Impala Platinum Holdings Ltd. (Precious
  Metals & Minerals)                                 37,101      2,130,112
--------------------------------------------------------------------------
Sappi Ltd. (Paper Products)(d)                       78,800        944,105
--------------------------------------------------------------------------
Standard Bank Investment Corp. Ltd. (Banks)         365,900      1,075,962
==========================================================================
                                                                18,073,629
==========================================================================

South Korea-22.27%

Daishin Securities Co.-Pfd. (Diversified
  Financial Services)                               149,500        993,002
--------------------------------------------------------------------------
Hyundai Development Co. (Construction &
  Engineering)(d)                                   254,000      1,375,833
--------------------------------------------------------------------------
Kangwon Land Inc. (Casinos & Gambling)(d)            15,200      1,390,850
--------------------------------------------------------------------------
Kookmin Bank-ADR (Banks)                            140,183      4,534,920
--------------------------------------------------------------------------
KT Corp.-ADR (Integrated Telecommunication
  Services)                                         149,300      3,066,622
--------------------------------------------------------------------------

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
South Korea-(Continued)

POSCO-ADR (Steel)                                    97,300   $  2,250,549
--------------------------------------------------------------------------
Samsung Electronics Co., Ltd.-GDR REGS
  (Electronic Equipment & Instruments)
  (Acquired 07/25/01-01/02/02; Cost
  $2,157,161)(a)                                     56,300      3,862,180
--------------------------------------------------------------------------
Samsung Electronics Co., Ltd.-GDR REGS
  (Electronic Equipment & Instruments)
  (Acquired 11/03/00-08/29/01; Cost
  $3,563,486)(a)                                     43,023      6,141,533
--------------------------------------------------------------------------
Samsung Electronics Co., Ltd.-Pfd.
  (Electronic Equipment & Instruments)(d)            11,300      1,514,052
--------------------------------------------------------------------------
Samsung Securities Co. Ltd. (Diversified
  Financial Services)                               106,200      2,746,103
--------------------------------------------------------------------------
Shinhan Financial Group Co., Ltd. (Banks)           322,160      3,382,154
--------------------------------------------------------------------------
SK Telecom Co., Ltd.-ADR (Wireless
  Telecommunication Services)                       194,092      3,895,426
==========================================================================
                                                                35,153,224
==========================================================================

Taiwan-11.83%

Chinatrust Commercial Bank-Equity
  Participation Ctfs., expiring 07/18/03 (ABN
  AMRO) (Banks) (Acquired 07/19/02-09/20/02;
  Cost $3,985,611)(a)(b)                          4,782,580      3,789,238
--------------------------------------------------------------------------
High Tech Computer Corp.-Equity Participation
  Ctfs., expiring 08/29/03 (UBS Warburg)
  (Computer Hardware)(d)                            286,600      1,097,678
--------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.-GDR REGS
  (Computer Storage & Peripherals) (Acquired
  04/12/02-08/29/02; Cost $3,252,667)(a)            416,705      3,229,464
--------------------------------------------------------------------------
Taiwan Index-Equity Participation Ctfs.,
  expiring 12/26/02 (Goldman Sachs)
  (Multi-Sector Holdings)(d)                        420,300      2,387,304
--------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-Equity Participation Ctfs., expiring
  01/15/04 (Salomon Smith Barney) (Banks)
  (Acquired 01/03/02-08/22/02; Cost
  $6,334,333)(a)(b)                               2,935,958      3,905,118
--------------------------------------------------------------------------
United Microelectronics Corp.
  (Semiconductors)(d)                             1,384,128      1,005,188
--------------------------------------------------------------------------
United Microelectronics Corp. Ltd.-Equity
  Participation Ctfs., expiring 03/13/03 (UBS
  Warburg) (Semiconductors)(d)                    3,398,057      2,446,601
--------------------------------------------------------------------------
United Microelectronics Corp.-ADR
  (Semiconductors)                                  194,925        808,939
==========================================================================
                                                                18,669,530
==========================================================================

Thailand-5.00%

Advanced Info Service (Wireless
  Telecommunication Services)(d)                  1,430,000      1,147,235
--------------------------------------------------------------------------
Bangkok Bank Public Co. Ltd.-NVDR
  (Banks)(c)(d)                                   2,112,000      2,511,093
--------------------------------------------------------------------------
National Finance Public Co. Ltd.-NVDR
  (Diversified Financial Services)(c)(d)          3,800,000      1,280,850
--------------------------------------------------------------------------
Shin Corp. PCL (Wireless Telecommunication
  Services)(d)                                    4,640,000      1,210,481
--------------------------------------------------------------------------

                                                                 MARKET
                                                  SHARES         VALUE
--------------------------------------------------------------------------
Thailand-(Continued)

Siam Commercial Bank PCL-$1.37 Conv. Pfd.
  (Banks)                                         2,875,000   $  1,742,324
==========================================================================
                                                                 7,891,983
==========================================================================

Turkey-1.24%

Haci Omer Sabanci Holding A.S. (Multi-Sector
  Holdings)                                     385,407,406      1,067,960
--------------------------------------------------------------------------
Koc Holding A.S. (Multi-Sector Holdings)(d)      83,299,000        881,090
==========================================================================
                                                                 1,949,050
==========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $160,806,716)                            153,051,789
==========================================================================

                                                PRINCIPAL        MARKET
                                                  AMOUNT         VALUE
--------------------------------------------------------------------------
BONDS-0.00%

Brazil-0.00%

Companhia Vale Do Rio Doce, Non Conv. Bond
  (Diversified Metals & Mining) 0.00%,
  12/31/09 (Cost $0)(c)(e)(f)             BRL       276,400   $          0
==========================================================================

                                                  SHARES
MONEY MARKET FUNDS-2.05%

STIC Liquid Assets Portfolio(g)                   1,614,178   $  1,614,178
--------------------------------------------------------------------------
STIC Prime Portfolio(g)                           1,614,178      1,614,178
==========================================================================
    Total Money Market Funds (Cost
      $3,228,356)                                                3,228,356
==========================================================================
TOTAL INVESTMENTS-99.02% (Cost
  $164,035,072)(h)                                             156,280,145
==========================================================================
OTHER ASSETS LESS LIABILITIES-0.98%                              1,553,498
==========================================================================
NET ASSETS-100.00%                                            $157,833,643
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
BRL    - Brazilian Dollar
Conv.  - Convertible
CPO    - Certificates or Ordinary Participation
Ctfs.  - Certificates
GDR    - Global Depositary Receipt
NVDR   - Non-voting Depository Receipt
Pfd.   - Preferred
REGS   - Regulation S
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Securities not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the securities may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate market value of these securities at 10/31/02 was $22,267,976, which represented 14.11% of the Fund's net assets. The Fund has no rights to demand registration of these securities.
(b) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Non-income producing security.
(e) Foreign denominated security. Par value is denominated in currency indicated.
(f) Zero coupon bond issued at a discount.
(g) The money market fund and the Fund are affiliated by having the same investment advisor.
(h) Lippo Bank security was received through a corporate action and as of October 31, 2002 it has no market value and no cost basis.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $164,035,072)*                                 $156,280,145
-------------------------------------------------------------
Foreign currencies, at value (cost $1,109,694)      1,106,258
-------------------------------------------------------------
Receivables for:
  Investments sold                                  2,283,366
-------------------------------------------------------------
  Fund shares sold                                    201,479
-------------------------------------------------------------
  Dividends                                           299,388
-------------------------------------------------------------
Investment for deferred compensation plan               2,721
-------------------------------------------------------------
Collateral for securities loaned                   14,736,534
-------------------------------------------------------------
Other assets                                           33,887
=============================================================
    Total assets                                  174,943,778
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,400,406
-------------------------------------------------------------
  Fund shares reacquired                              368,204
-------------------------------------------------------------
  Deferred compensation plan                            2,721
-------------------------------------------------------------
  Collateral upon return of securities loaned      14,736,534
-------------------------------------------------------------
Accrued distribution fees                             220,424
-------------------------------------------------------------
Accrued trustees' fees                                    638
-------------------------------------------------------------
Accrued transfer agent fees                           109,964
-------------------------------------------------------------
Accrued operating expenses                            271,244
=============================================================
    Total liabilities                              17,110,135
=============================================================
Net assets applicable to shares outstanding      $157,833,643
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                          $123,811,772
_____________________________________________________________
=============================================================
Class B                                          $ 31,465,222
_____________________________________________________________
=============================================================
Class C                                          $  2,556,649
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            17,787,047
_____________________________________________________________
=============================================================
Class B                                             4,566,144
_____________________________________________________________
=============================================================
Class C                                               371,360
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $       6.96
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.96 divided by
      95.25%)                                    $       7.31
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $       6.89
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $       6.88
_____________________________________________________________
=============================================================

* At October 31, 2002, securities with an aggregate market value of $14,352,238 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $359,307)                                      $ 3,345,311
------------------------------------------------------------
Dividends from affiliated money market funds          63,652
------------------------------------------------------------
Interest                                               1,220
------------------------------------------------------------
Security lending income                              189,590
============================================================
    Total investment income                        3,599,773
============================================================

EXPENSES:

Advisory fees                                      1,984,365
------------------------------------------------------------
Administrative services fees                          50,000
------------------------------------------------------------
Custodian fees                                       171,779
------------------------------------------------------------
Distribution fees -- Class A                         682,689
------------------------------------------------------------
Distribution fees -- Class B                         504,496
------------------------------------------------------------
Distribution fees -- Class C                          33,535
------------------------------------------------------------
Interest                                              27,745
------------------------------------------------------------
Transfer agent fees                                1,265,090
------------------------------------------------------------
Trustees' fees                                         9,663
------------------------------------------------------------
Other                                                347,191
============================================================
    Total expenses                                 5,076,553
============================================================
Less: Fees waived                                 (1,032,501)
------------------------------------------------------------
    Expenses paid indirectly                         (10,740)
============================================================
    Net expenses                                   4,033,312
============================================================
Net investment income (loss)                        (433,539)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                           (2,839,030)
------------------------------------------------------------
  Foreign currencies                                (342,553)
============================================================
                                                  (3,181,583)
============================================================
Change in net unrealized appreciation of:
  Investment securities                           24,949,663
------------------------------------------------------------
  Foreign currencies                                  33,682
============================================================
                                                  24,983,345
============================================================
Net gain from investment securities and foreign
  currencies                                      21,801,762
============================================================
Net increase in net assets resulting from
  operations                                     $21,368,223
____________________________________________________________
============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    (433,539)   $   3,079,374
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                           (3,181,583)     (64,271,885)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            24,983,345        3,067,104
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  21,368,223      (58,125,407)
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (1,561,040)        (702,997)
--------------------------------------------------------------------------------------------
  Class B                                                          (329,075)              --
--------------------------------------------------------------------------------------------
  Class C                                                           (12,188)              --
--------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                         2,526,300       12,675,071
--------------------------------------------------------------------------------------------
  Class B                                                       (28,318,242)      (8,454,997)
--------------------------------------------------------------------------------------------
  Class C                                                           681,781          553,866
============================================================================================
    Net increase (decrease) in net assets                        (5,644,241)     (54,054,464)
============================================================================================

NET ASSETS:

  Beginning of year                                             163,477,884      217,532,348
============================================================================================
  End of year                                                 $ 157,833,643    $ 163,477,884
____________________________________________________________________________________________
============================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 432,176,172    $ 459,722,262
--------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (4,138)       1,748,611
--------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (266,567,488)    (265,238,741)
--------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                            (7,770,903)     (32,754,248)
============================================================================================
                                                              $ 157,833,643    $ 163,477,884
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Developing Markets Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital and its secondary objective is income, to the extent consistent with seeking growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit total operating expenses of Class A shares to 2.00%. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $1,032,501.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $800,188 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Rule 12b-1 Plan fees on Class A shares issued as a result of the conversion of shares from G.T. Global Developing Markets Fund, Inc. on October 31, 1997 and in connection with the AIM Eastern Europe Fund reorganization on September 10, 1999 are limited to 0.25% of the average net assets of the Fund's Class A shares issued in connection with such transactions. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $682,689, $504,496 and $33,535 respectively.

  AIM Distributors retained commissions of $22,655, from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $1,482, $0 and $1,195 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $3,083 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,612 and reductions in custodian fees of $7,128 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $10,740.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $14,352,238 were on loan to brokers. The loans were secured by cash collateral of $14,736,534 received by the Fund and invested in affiliated money market funds as follows:
$7,368,267 in STIC Liquid Assets Portfolio and $7,368,267 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $189,590 for securities lending.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                           2002         2001
--------------------------------------------------------------
Distributions paid from ordinary
  income                                $1,902,303    $702,997
______________________________________________________________
==============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                 $  (8,838,771)
-------------------------------------------------------------
Temporary book/tax differences                         (4,138)
-------------------------------------------------------------
Capital loss carryforward                        (265,499,620)
-------------------------------------------------------------
Shares of beneficial interest                     432,176,172
=============================================================
                                                $ 157,833,643
_____________________________________________________________
=============================================================


  The difference between book-basis and tax basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales. Amount includes appreciation (depreciation) on foreign currencies of $(15,975).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                                CAPITAL LOSS
EXPIRATION                                      CARRYFORWARD
------------------------------------------------------------
October 31, 2003                                 $ 4,421,874
------------------------------------------------------------
October 31, 2005                                  92,557,012
------------------------------------------------------------
October 31, 2006                                  77,587,890
------------------------------------------------------------
October 31, 2007                                   9,273,499
------------------------------------------------------------
October 31, 2008                                  15,085,807
------------------------------------------------------------
October 31, 2009                                  59,191,538
------------------------------------------------------------
October 31, 2010                                   7,382,000
============================================================
                                                 $265,499,620
____________________________________________________________
============================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $212,906,734 and $241,555,722, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 20,605,812
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (29,428,608)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $ (8,822,796)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $165,102,941.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, capital loss carryforward (limitation and expirations), net operating loss reclassifications, and other items, on October 31, 2002, undistributed net investment income was increased by $583,093, undistributed net realized gains increased by $1,852,836 and shares of beneficial interest decreased by $2,435,929. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                           2001
                                                              ----------------------------    ---------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      18,984,041*   $ 151,783,985*     8,529,822    $ 66,809,739
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,757,089       14,693,888      1,134,573       9,569,113
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                       4,399,753       35,723,849        516,122       3,438,363
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         154,286        1,189,539         58,770         501,891
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                          36,032          276,365             --              --
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                           1,387           10,628             --              --
=========================================================================================================================
Issued in connection with acquisitions:
  Class A                                                              --               --      4,170,350      29,375,552**
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --      2,805,581      19,479,675**
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --         72,210         500,597**
=========================================================================================================================
Reacquired:
  Class A                                                     (18,869,366)    (150,447,224)   (10,564,832)    (84,012,111)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (5,387,213)*    (43,288,495)*   (4,848,920)    (37,503,785)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (4,299,081)     (35,052,696)      (503,177)     (3,385,094)
=========================================================================================================================
                                                               (3,223,072)   $ (25,110,161)     1,370,499    $  4,773,940
_________________________________________________________________________________________________________________________
=========================================================================================================================

* Includes automatic conversion of 2,460,236 shares of Class B shares in the amount of $20,184,741 to 2,436,361 shares of Class A shares in the amount of $20,184,741.
** As of the close of business on September 7, 2001, the Fund acquired all the net assets of AIM Latin American Growth Fund pursuant to a plan of reorganization approved by AIM Latin American Growth Fund's shareholders on August 17, 2001. The acquisition was accomplished by a tax-free exchange of 7,048,141 shares of the Fund for 4,138,175 shares of AIM Latin American Growth Fund shares outstanding as of the close of business on September 7, 2001. AIM Latin American Growth Fund's net assets at that date of $49,355,824 including $(14,203,098) of unrealized (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $139,205,478.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                              ----------------------------------------------------------
                                                                                YEAR ENDED OCTOBER 31,
                                                              ----------------------------------------------------------
                                                                2002           2001        2000        1999       1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   6.32       $   8.89    $   9.86    $   7.53    $ 12.56
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.01)(a)       0.15(a)     0.01(a)     0.06(a)    0.39(a)(b)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.74          (2.67)      (0.95)       2.36      (5.10)
========================================================================================================================
    Total from investment operations                              0.73          (2.52)      (0.94)       2.42      (4.71)
========================================================================================================================
Redemptions fees retained                                           --             --        0.01        0.03       0.28
------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                        (0.09)         (0.05)      (0.04)      (0.12)     (0.60)
========================================================================================================================
Net asset value, end of period                                $   6.96       $   6.32    $   8.89    $   9.86    $  7.53
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                                  11.37%        (28.51)%     (9.52)%     33.11%    (37.09)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $123,812       $110,756    $136,160    $157,198    $87,517
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                                1.84%(d)       1.76%       1.87%       1.91%      1.93%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.35%(d)       2.26%       1.95%       2.38%      2.34%
========================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.07)%(d)      1.95%       0.05%       0.68%      3.84%
========================================================================================================================
Ratio of interest expense to average net assets                   0.01%            --        0.01%       0.01%      0.20%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                            109%           144%        192%        125%       111%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(c) Includes adjustments in accordance with generally accepted accounting principals and does not include sales charges.
(d)  Ratios are based on average daily net assets of $149,721,510.

                                                                                           CLASS B
                                                              ------------------------------------------------------------------
                                                                                                                NOVEMBER 3, 1997
                                                                                                                  (DATE SALES
                                                                          YEAR ENDED OCTOBER 31,                 COMMENCED) TO
                                                              ----------------------------------------------      OCTOBER 31,
                                                               2002           2001        2000        1999            1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  6.25       $  8.79     $  9.79     $  7.49         $ 12.56
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.05)(a)      0.11(a)    (0.06)(a)    0.01(a)         0.31(a)(b)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.73         (2.65)      (0.94)       2.37           (5.07)
================================================================================================================================
    Total from investment operations                             0.68         (2.54)      (1.00)       2.38           (4.76)
================================================================================================================================
Redemptions fees retained                                          --            --          --          --            0.28
--------------------------------------------------------------------------------------------------------------------------------
Less dividends from net investment income                       (0.04)           --          --       (0.08)          (0.59)
================================================================================================================================
Net asset value, end of period                                $  6.89       $  6.25     $  8.79     $  9.79         $  7.49
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                                 10.85%       (28.90)%    (10.21)%     32.14%         (39.76)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $31,465       $51,040     $79,754     $49,723         $   154
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                               2.38%(d)      2.35%       2.47%       2.51%           2.68%(e)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.89%(d)      2.85%       2.55%       2.98%           3.09%(e)
================================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.61)%(d)     1.36%      (0.56)%      0.08%           3.09%(e)
================================================================================================================================
Ratio of interest expense to average net assets                  0.01%           --        0.01%       0.01%           0.20%(e)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                           109%          144%        192%        125%            111%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(c) Includes adjustments in accordance with generally accepted accounting principals, does not include contingent deferred sales charges and is not annualized for period less than one year.
(d)  Ratios are based on average daily net assets of $50,449,558.
(e)  Annualized.

                                                                                   CLASS C
                                                              --------------------------------------------------
                                                                                                   MARCH 1, 1999
                                                                                                    (DATE SALES
                                                                   YEAR ENDED OCTOBER 31,          COMMENCED) TO
                                                              ---------------------------------     OCTOBER 31,
                                                               2002          2001        2000          1999
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 6.25       $  8.79     $  9.79        $ 7.47
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                 (0.05)(a)      0.10(a)    (0.06)(a)        --(a)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.72         (2.64)      (0.94)         2.32
================================================================================================================
    Total from investment operations                            0.67         (2.54)      (1.00)         2.32
================================================================================================================
Less dividends from net investment income                      (0.04)           --          --            --
================================================================================================================
Net asset value, end of period                                $ 6.88       $  6.25     $  8.79        $ 9.79
________________________________________________________________________________________________________________
================================================================================================================
Total return(b)                                                10.69%       (28.90)%    (10.21)%       31.06%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,557       $ 1,682     $ 1,618        $  412
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                              2.38%(c)      2.35%       2.47%         2.51%(d)
----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                           2.89%(c)      2.85%       2.55%         2.98%(d)
================================================================================================================
Ratio of net investment income (loss) to average net assets    (0.61)%(c)     1.36%      (0.56)%        0.08%(d)
================================================================================================================
Ratio of interest expense to average net assets                 0.01%           --        0.01%         0.01%(d)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                          109%          144%        192%          125%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principals, does not include contingent deferred sales charges and is not annualized for period less than one year.
(c)  Ratios are based on average daily net assets of $3,353,534.
(d)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Global Energy Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Energy Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

FINANCIALS

Schedule of Investments

October 31, 2002

                                                                MARKET
                                                    SHARES       VALUE
-------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-46.68%

Integrated Oil & Gas-3.84%

Murphy Oil Corp.                                     13,700   $ 1,148,471
=========================================================================

Multi-Utilities & Unregulated Power-0.50%

Equitable Resources, Inc.                             4,200       149,520
=========================================================================

Oil & Gas Drilling-14.13%

Grey Wolf, Inc.(a)                                  229,600       918,400
-------------------------------------------------------------------------
Parker Drilling Co.(a)                              350,000       815,500
-------------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                        41,000     1,185,720
-------------------------------------------------------------------------
Pride International, Inc.(a)                         50,300       698,164
-------------------------------------------------------------------------
Rowan Cos., Inc.(a)                                  29,700       605,583
=========================================================================
                                                                4,223,367
=========================================================================

Oil & Gas Equipment & Services-10.30%

BJ Services Co.(a)                                   37,700     1,143,441
-------------------------------------------------------------------------
Key Energy Services, Inc.(a)                        124,800     1,114,464
-------------------------------------------------------------------------
Oceaneering International, Inc.(a)                   11,200       310,240
-------------------------------------------------------------------------
Smith International, Inc.(a)                         16,400       512,664
=========================================================================
                                                                3,080,809
=========================================================================

Oil & Gas Exploration & Production-15.79%

Apache Corp.                                         17,800       962,268
-------------------------------------------------------------------------
BP Prudhoe Bay Royalty Trust                         68,400       899,460
-------------------------------------------------------------------------
Burlington Resources Inc.                             6,800       280,160
-------------------------------------------------------------------------
Devon Energy Corp.                                   10,600       535,300
-------------------------------------------------------------------------
Quicksilver Resources Inc.(a)                        23,900       525,800
-------------------------------------------------------------------------
Spinnaker Exploration Co.(a)                         27,100       521,675
-------------------------------------------------------------------------
XTO Energy, Inc.                                     41,400       995,670
=========================================================================
                                                                4,720,333
=========================================================================

Oil & Gas Refining, Marketing &
  Transportation-2.12%

Premcor Inc.(a)                                       5,500       110,275
-------------------------------------------------------------------------
Valero Energy Corp.                                  14,900       524,629
=========================================================================
                                                                  634,904
=========================================================================
    Total Domestic Common Stocks (Cost
      $15,066,044)                                             13,957,404
=========================================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS-47.38%

Canada-45.45%

Canadian Oil Sands Trust (Oil & Gas Exploration &
  Production)                                        29,300       687,321
-------------------------------------------------------------------------
CE Franklin Ltd. (Oil & Gas Equipment &
  Services)(a)                                      128,800       307,832
-------------------------------------------------------------------------
CHC Helicopter Corp.-Class A (Oil & Gas Equipment
  & Services)                                        38,800       744,324
-------------------------------------------------------------------------

                                                                MARKET
                                                    SHARES       VALUE
-------------------------------------------------------------------------
Canada-(Continued)

Clean Power Income Fund (Electric Utilities)        196,500   $ 1,291,419
-------------------------------------------------------------------------
Crescent Point Energy Ltd.-Class A (Oil & Gas
  Exploration & Production)(a)                      600,000     1,290,033
-------------------------------------------------------------------------
Energy Savings Income Fund-Receipts (Electric
  Utilities)                                         16,400       172,094
-------------------------------------------------------------------------
Ensign Resource Service Group, Inc. (Oil & Gas
  Drilling)                                          97,700       983,208
-------------------------------------------------------------------------
Gabriel Resources Ltd. (Diversified Metals &
  Mining)(a)                                        175,000       460,497
-------------------------------------------------------------------------
Ketch Resources Ltd. (Integrated Oil & Gas)(a)            1             1
-------------------------------------------------------------------------
LionOre Mining International Ltd. (Diversified
  Metals & Mining)(a)                                93,700       249,570
-------------------------------------------------------------------------
Oiltec Resources Ltd. (Oil & Gas Exploration &
  Production)(a)                                    200,000       282,395
-------------------------------------------------------------------------
Olympia Energy Inc. (Oil & Gas Exploration &
  Production)(a)                                    201,400       445,947
-------------------------------------------------------------------------
PEYTO Exploration & Development Corp. (Oil & Gas
  Exploration & Production)(a)                      202,600     1,179,374
-------------------------------------------------------------------------
Placer Dome Inc. (Gold)                              64,400       564,187
-------------------------------------------------------------------------
Precision Drilling Corp. (Oil & Gas Drilling)(a)     32,000     1,093,229
-------------------------------------------------------------------------
Progress Energy Ltd. (Oil & Gas Exploration &
  Production)(a)                                    169,600       685,758
-------------------------------------------------------------------------
Provident Energy Trust (Oil & Gas Exploration &
  Production)                                       112,581       769,519
-------------------------------------------------------------------------
SFK Pulp Fund (Forest Products) (Acquired
  07/26/02; Cost $206,145)(b)                        32,400       235,872
-------------------------------------------------------------------------
ShawCor Ltd. (Oil & Gas Equipment & Services)        65,100       568,231
-------------------------------------------------------------------------
Stuart Energy Systems Corp. (Electrical Components
  & Equipment)(a)                                    38,300        58,995
-------------------------------------------------------------------------
Talisman Energy Inc. (Oil & Gas Exploration &
  Production)                                        19,300       707,910
-------------------------------------------------------------------------
Zargon Oil & Gas Ltd. (Oil & Gas Exploration &
  Production)(a)                                    158,600       809,236
=========================================================================
                                                               13,586,952
=========================================================================

France-1.93%

L'Air Liquide S.A. (Industrial Gases)                 4,503       576,745
=========================================================================
    Total Foreign Stocks & Other Equity Interests
      (Cost $13,530,630)                                       14,163,697
=========================================================================



                                                                MARKET
                                                    SHARES       VALUE
-------------------------------------------------------------------------
MONEY MARKET FUNDS-3.38%

STIC Liquid Assets Portfolio(c)                     504,632   $   504,632
-------------------------------------------------------------------------
STIC Prime Portfolio(c)                             504,632       504,632
=========================================================================
    Total Money Market Funds (Cost $1,009,264)                  1,009,264
=========================================================================
TOTAL INVESTMENTS-97.44% (Cost $29,605,938)                    29,130,365
=========================================================================
OTHER ASSETS LESS LIABILITIES-2.56%                               766,790
=========================================================================
NET ASSETS-100.00%                                            $29,897,155
_________________________________________________________________________
=========================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The market value of this security at 10/31/02 represented 0.79% of the Fund's net assets. The Fund has no rights to demand registration of these securities.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $29,605,938)*                                  $29,130,365
------------------------------------------------------------
Foreign currencies, at value (cost $5,064)             5,090
------------------------------------------------------------
Receivables for:
  Investments sold                                 3,498,034
------------------------------------------------------------
  Fund shares sold                                    35,009
------------------------------------------------------------
  Dividends                                           31,122
------------------------------------------------------------
Investment for deferred compensation plan              2,482
------------------------------------------------------------
Collateral for securities loaned                   3,621,821
------------------------------------------------------------
Other assets                                          18,148
============================================================
    Total assets                                  36,342,071
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            2,632,395
------------------------------------------------------------
  Fund shares reacquired                             103,301
------------------------------------------------------------
  Deferred compensation plan                           2,482
------------------------------------------------------------
  Collateral upon return of securities loaned      3,621,821
------------------------------------------------------------
Accrued distribution fees                             26,075
------------------------------------------------------------
Accrued trustees' fees                                   795
------------------------------------------------------------
Accrued transfer agent fees                           15,561
------------------------------------------------------------
Accrued operating expenses                            42,486
============================================================
    Total liabilities                              6,444,916
============================================================
Net assets applicable to shares outstanding      $29,897,155
____________________________________________________________
============================================================

NET ASSETS:

Class A                                          $18,075,730
____________________________________________________________
============================================================
Class B                                          $10,510,485
____________________________________________________________
============================================================
Class C                                          $ 1,310,940
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            1,629,154
____________________________________________________________
============================================================
Class B                                              978,993
____________________________________________________________
============================================================
Class C                                              121,997
____________________________________________________________
============================================================
Class A:
  Net asset value per share                      $     11.10
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $11.10 divided by
      95.25%)                                    $     11.65
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share   $     10.74
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share   $     10.75
____________________________________________________________
============================================================

* At October 31, 2002, securities with an aggregate market value of $3,531,838 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $47,024)                                        $   489,603
-------------------------------------------------------------
Dividends from affiliated money market funds           30,325
-------------------------------------------------------------
Interest                                                  369
-------------------------------------------------------------
Security lending income                                32,792
=============================================================
    Total investment income                           553,089
=============================================================

EXPENSES:

Advisory fees                                         288,354
-------------------------------------------------------------
Administrative services fees                           50,000
-------------------------------------------------------------
Custodian fees                                         22,084
-------------------------------------------------------------
Distribution fees -- Class A                           80,639
-------------------------------------------------------------
Distribution fees -- Class B                          121,290
-------------------------------------------------------------
Distribution fees -- Class C                           13,180
-------------------------------------------------------------
Transfer agent fees                                   154,093
-------------------------------------------------------------
Trustees' fees                                          8,427
-------------------------------------------------------------
Printing                                               55,879
-------------------------------------------------------------
Professional fees                                      43,909
-------------------------------------------------------------
Other                                                  44,731
=============================================================
    Total expenses                                    882,586
=============================================================
Less: Fees waived                                    (223,074)
-------------------------------------------------------------
    Expenses paid indirectly                             (572)
=============================================================
    Net expenses                                      658,940
=============================================================
Net investment income (loss)                         (105,851)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                            (4,122,316)
-------------------------------------------------------------
  Foreign currencies                                   (2,485)
=============================================================
                                                   (4,124,801)
=============================================================
Change in net unrealized appreciation of:
  Investment securities                             4,563,717
-------------------------------------------------------------
  Foreign currencies                                    4,368
=============================================================
                                                    4,568,085
=============================================================
Net gain from investment securities and foreign
  currencies                                          443,284
=============================================================
Net increase in net assets resulting from
  operations                                      $   337,433
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (105,851)   $     50,642
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (4,124,801)      1,679,569
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 4,568,085      (6,590,217)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                    337,433      (4,860,006)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (71,556)             --
------------------------------------------------------------------------------------------
  Class B                                                             (220)             --
------------------------------------------------------------------------------------------
  Class C                                                              (16)             --
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        5,662,718       1,813,664
------------------------------------------------------------------------------------------
  Class B                                                       (1,624,200)        691,805
------------------------------------------------------------------------------------------
  Class C                                                          421,819         725,619
==========================================================================================
    Net increase (decrease) in net assets                        4,725,978      (1,628,918)
==========================================================================================

NET ASSETS:

  Beginning of year                                             25,171,177      26,800,095
==========================================================================================
  End of year                                                 $ 29,897,155    $ 25,171,177
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 56,355,950    $ 52,082,179
------------------------------------------------------------------------------------------
  Undistributed net investment income                              137,264          42,839
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (26,123,996)    (21,913,693)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                             (472,063)     (5,040,148)
==========================================================================================
                                                              $ 29,897,155    $ 25,171,177
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Energy Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. During the year ended October 31, 2002, AIM waived fees of $233,074.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $50,000 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $93,933 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $80,639, $121,290 and $13,180, respectively.

  AIM Distributors retained commissions of $9,416 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $31, $0 and $5,091 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $2,776 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $504 and reductions in custodian fees of $68 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $572.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $3,531,838 were on loan to brokers. The loans were secured by cash collateral of $3,621,821 received by the Fund and invested in affiliated money market funds as follows:
$1,810,911 in STIC Liquid Assets Portfolio and $1,810,910 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $32,792 for securities lending.
NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                             2002      2001
------------------------------------------------------------
Distributions paid from ordinary Income     $71,792    $  --
____________________________________________________________
============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Undistributed ordinary income                    $    140,605
-------------------------------------------------------------
Unrealized appreciation
  (depreciation) -- investments                      (572,088)
-------------------------------------------------------------
Temporary book/tax differences                         (3,340)
-------------------------------------------------------------
Capital loss carryforward                         (26,023,972)
-------------------------------------------------------------
Shares of beneficial interest                      56,355,950
=============================================================
                                                 $ 29,897,155
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales, tax treatment of partnership items and other deferrals. Amount includes appreciation on foreign currencies of $3,510.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation.

  The Fund's capital loss carryforward expires as follows:

                                              CAPITAL LOSS
EXPIRATION                                    CARRYFORWARD
----------------------------------------------------------
October 31, 2006                               $20,054,017
----------------------------------------------------------
October 31, 2007                                 1,450,461
----------------------------------------------------------
October 31, 2008                                   338,540
----------------------------------------------------------
October 31, 2010                                 4,180,954
==========================================================
                                               $26,023,972
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $47,215,023 and $42,397,984, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                      $ 1,603,253
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (2,178,851)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                           $  (575,598)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $29,705,963.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, net operating loss, and other items, on October 31, 2002, undistributed net investment income was increased by $272,068, undistributed net realized gains decreased by $85,502 and shares of beneficial interest decreased by $186,566. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                        2002                        2001
                                                              -------------------------    -----------------------
                                                               SHARES         AMOUNT        SHARES       AMOUNT
------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,372,711*   $15,660,046*     737,964    $ 9,417,339
------------------------------------------------------------------------------------------------------------------
  Class B                                                       505,919       5,786,626     548,545      6,880,493
------------------------------------------------------------------------------------------------------------------
  Class C                                                       308,554       3,384,904     111,491      1,402,897
==================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         6,136          62,830          --             --
------------------------------------------------------------------------------------------------------------------
  Class B                                                            18             180          --             --
------------------------------------------------------------------------------------------------------------------
  Class C                                                             1              12          --             --
==================================================================================================================
Reacquired:
  Class A                                                      (905,005)    (10,060,158)   (616,551)    (7,603,675)
------------------------------------------------------------------------------------------------------------------
  Class B                                                      (701,012)*    (7,411,006)*  (528,940)    (6,188,688)
------------------------------------------------------------------------------------------------------------------
  Class C                                                      (278,055)     (2,963,097)    (58,126)      (677,278)
==================================================================================================================
                                                                309,267    $  4,460,337     194,383    $ 3,231,088
__________________________________________________________________________________________________________________
==================================================================================================================

* Includes automatic conversion of 127,313 shares of Class B shares in the amount of $1,378,868 to 123,071 shares of Class A shares in the amount of $1,378,868.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED OCTOBER 31,
                                                              ---------------------------------------------------------------
                                                               2002          2001          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.58       $ 12.22       $ 12.12       $ 10.95       $ 20.65
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.01)(a)      0.05(a)       0.02(a)       0.02(a)      (0.11)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.59         (1.69)         0.08          1.15         (8.91)
=============================================================================================================================
    Total from investment operations                             0.58         (1.64)         0.10          1.17         (9.02)
=============================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.06)           --            --            --         (0.19)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            --            --            --            --         (0.49)
=============================================================================================================================
    Total distributions                                         (0.06)           --            --            --         (0.68)
=============================================================================================================================
Net asset value, end of period                                $ 11.10       $ 10.58       $ 12.22       $ 12.12       $ 10.95
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  5.56%       (13.42)%        0.74%        10.68%       (45.02)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $18,076       $12,224       $12,638       $15,664       $19,463
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.00%(c)      2.00%         2.00%         2.00%         1.98%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            2.76%(c)      2.84%         2.80%         2.30%         2.29%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.13)%(c)     0.45%         0.18%         0.19%        (0.75)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                           152%          189%          105%          123%          201%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $16,127,732.

                                                                                CLASS B
                                                    ---------------------------------------------------------------
                                                                        YEAR ENDED OCTOBER 31,
                                                    ---------------------------------------------------------------
                                                     2002          2001          2000          1999          1998
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $ 10.23       $ 11.88       $ 11.84       $ 10.75       $ 20.37
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.07)(a)     (0.01)(a)     (0.04)(a)     (0.04)(a)     (0.18)(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    0.58         (1.64)         0.08          1.13         (8.76)
===================================================================================================================
    Total from investment operations                   0.51         (1.65)         0.04          1.09         (8.94)
===================================================================================================================
Less distributions:
  Dividends from net investment income                (0.00)           --            --            --         (0.19)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                  --            --            --            --         (0.49)
===================================================================================================================
    Total distributions                               (0.00)           --            --            --         (0.68)
===================================================================================================================
Net asset value, end of period                      $ 10.74       $ 10.23       $ 11.88       $ 11.84       $ 10.75
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(b)                                        4.99%       (13.89)%        0.34%        10.14%       (45.25)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $10,510       $12,010       $13,710       $20,019       $28,996
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                     2.50%(c)      2.50%         2.50%         2.50%         2.48%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                  3.26%(c)      3.34%         3.30%         2.80%         2.79%
===================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (0.63)%(c)    (0.05)%       (0.32)%       (0.31)%       (1.25)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                 152%          189%          105%          123%          201%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $12,129,059.


                                                                                      CLASS C
                                                              -------------------------------------------------------
                                                                                                        MARCH 1, 1999
                                                                                                         (DATE SALES
                                                                    YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                                              -----------------------------------        OCTOBER 31,
                                                               2002          2001          2000             1999
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.24       $ 11.88       $ 11.84          $10.00
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.07)(a)     (0.01)(a)     (0.04)(a)       (0.03)(a)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.58         (1.63)         0.08            1.87
=====================================================================================================================
    Total from investment operations                             0.51         (1.64)         0.04            1.84
=====================================================================================================================
Less dividends from net investment income                       (0.00)           --            --              --
=====================================================================================================================
Net asset value, end of period                                $ 10.75       $ 10.24       $ 11.88          $11.84
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  4.98%       (13.80)%        0.34%          18.40%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 1,311       $   937       $   453          $   41
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                               2.50%(c)      2.50%         2.50%           2.50%(d)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                            3.26%(c)      3.34%         3.30%           2.80%(d)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.63)%(c)    (0.05)%       (0.32)%         (0.31)%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                           152%          189%          105%            123%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $1,317,975.
(d)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Global Financial Services Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Financial Services Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

FINANCIALS

Schedule of Investments

October 31, 2002


                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-72.36%

Banks-23.38%

Bank of America Corp.                           137,000     $  9,562,600
------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                 91,000        2,366,000
------------------------------------------------------------------------
Charter One Financial, Inc.                      87,150        2,638,902
------------------------------------------------------------------------
Comerica Inc.                                   102,000        4,453,320
------------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                      148,000        5,125,240
------------------------------------------------------------------------
FleetBoston Financial Corp.                     218,900        5,120,071
------------------------------------------------------------------------
M&T Bank Corp.                                   15,000        1,228,800
------------------------------------------------------------------------
Mellon Financial Corp.                          125,003        3,536,335
------------------------------------------------------------------------
Northern Trust Corp.                             58,000        2,019,560
------------------------------------------------------------------------
Synovus Financial Corp.                         141,000        2,889,090
------------------------------------------------------------------------
U.S. Bancorp.                                    70,000        1,476,300
------------------------------------------------------------------------
Wachovia Corp.                                   71,500        2,487,485
------------------------------------------------------------------------
Wells Fargo & Co.                               112,500        5,677,875
------------------------------------------------------------------------
Zions Bancorp.                                  107,500        4,322,575
========================================================================
                                                              52,904,153
========================================================================

Consumer Finance-2.63%

Countrywide Financial Corp.                      28,000        1,408,680
------------------------------------------------------------------------
MBNA Corp.                                      223,500        4,539,285
========================================================================
                                                               5,947,965
========================================================================

Data Processing Services-1.68%

DST Systems, Inc.(a)                            124,000        3,813,000
========================================================================

Diversified Financial Services-28.38%

Alliance Capital Management Holding L.P.         63,000        1,833,930
------------------------------------------------------------------------
American Express Co.                            109,500        3,982,515
------------------------------------------------------------------------
CIT Group Inc.                                   61,000        1,086,410
------------------------------------------------------------------------
Citigroup Inc.                                  219,501        8,110,562
------------------------------------------------------------------------
Eaton Vance Corp.                                82,000        2,354,220
------------------------------------------------------------------------
Fannie Mae                                       33,500        2,239,810
------------------------------------------------------------------------
Federated Investors, Inc.-Class B               110,000        2,948,000
------------------------------------------------------------------------
Freddie Mac                                      61,000        3,756,380
------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                  81,300        5,821,080
------------------------------------------------------------------------
Investors Financial Services Corp.               79,600        2,441,332
------------------------------------------------------------------------
Legg Mason, Inc.                                151,500        7,038,690
------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                   148,200        7,894,614
------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                       165,300        6,273,135
------------------------------------------------------------------------
Morgan Stanley                                   52,700        2,051,084
------------------------------------------------------------------------
Principal Financial Group, Inc.                 121,000        3,394,050
------------------------------------------------------------------------
State Street Corp.                               72,000        2,978,640
========================================================================
                                                              64,204,452
========================================================================

                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

Insurance Brokers-0.86%

Marsh & McLennan Cos., Inc.                      41,600     $  1,943,136
========================================================================

IT Consulting & Services-1.08%

SunGard Data Systems Inc.(a)                    110,000        2,438,700
========================================================================

Life & Health Insurance-3.84%

Nationwide Financial Services, Inc.-Class A     156,200        4,326,740
------------------------------------------------------------------------
Prudential Financial, Inc.(a)                    38,800        1,132,960
------------------------------------------------------------------------
StanCorp Financial Group, Inc.                   60,000        3,240,000
========================================================================
                                                               8,699,700
========================================================================

Multi-Line Insurance-4.39%

American International Group, Inc.              104,450        6,533,347
------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)    86,300        3,408,850
========================================================================
                                                               9,942,197
========================================================================

Property & Casualty Insurance-6.12%

Allstate Corp. (The)                             43,000        1,710,540
------------------------------------------------------------------------
Ambac Financial Group, Inc.                      33,000        2,039,400
------------------------------------------------------------------------
MGIC Investment Corp.                            39,000        1,636,440
------------------------------------------------------------------------
PMI Group, Inc. (The)                            82,000        2,443,600
------------------------------------------------------------------------
Radian Group Inc.                                82,000        2,892,140
------------------------------------------------------------------------
St. Paul Cos., Inc. (The)                        58,000        1,902,400
------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B(a)     90,000        1,216,800
========================================================================
                                                              13,841,320
========================================================================
    Total Domestic Common Stocks (Cost
      $175,248,160)                                          163,734,623
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-23.10%

Australia-0.88%

St. George Bank Ltd. (Banks)                    202,000        1,992,015
========================================================================

Bermuda-2.07%

Everest Re Group, Ltd. (Reinsurance)             80,700        4,682,214
========================================================================

Cayman Islands-1.58%

ACE Ltd. (Property & Casualty Insurance)        116,000        3,567,000
========================================================================

Canada-1.49%

Bank of Nova Scotia (Banks)                      25,000          736,153
------------------------------------------------------------------------
Royal Bank of Canada (Banks)                     46,500        1,623,814
------------------------------------------------------------------------
Sun Life Financial Services of Canada Inc.
  (Life & Health Insurance)                      60,400        1,014,872
========================================================================
                                                               3,374,839
========================================================================

France-1.77%

BNP Paribas S.A. (Banks)                         60,200        2,398,931
------------------------------------------------------------------------


                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------
France-(Continued)

Credit Agricole S.A. (Banks)                     98,650     $  1,613,075
========================================================================
                                                               4,012,006
========================================================================

Germany-0.32%

Muenchener Rueckversicherungs-Gesellschaft
  A.G. (Reinsurance)                              5,680          725,584
========================================================================

Hong Kong-1.41%

Dah Sing Financial Group (Banks)                686,000        3,184,009
========================================================================

Ireland-3.91%

Anglo Irish Bank Corp. PLC (Banks)              858,800        5,737,772
------------------------------------------------------------------------
Bank of Ireland (Banks)                         281,200        3,117,316
========================================================================
                                                               8,855,088
========================================================================

Italy-2.47%

Banco Popolare di Verona e Novara Scrl
  (Banks)                                       253,000        3,030,075
------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)              681,800        2,564,413
========================================================================
                                                               5,594,488
========================================================================

Japan-0.32%

Nomura Holdings Inc. (Diversified Financial
  Services)                                      62,000          713,749
========================================================================

Mexico-0.83%

Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Banks)(a)                          2,392,900        1,876,968
========================================================================

Netherlands-0.74%

Van der Moolen Holding N.V. (Diversified
  Financial Services)                            75,000        1,673,999
========================================================================

                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

South Korea-0.68%

Kookmin Bank-ADR (Banks)                         47,300     $  1,530,155
========================================================================

Spain-1.70%

Banco Popular Espanol S.A. (Banks)               90,100        3,856,186
========================================================================

Sweden-0.49%

Skandinaviska Enskilda Banken AB-Class A
  (Banks)(a)                                    127,000        1,103,455
========================================================================

United Kingdom-2.44%

Man Group PLC (Diversified Financial
  Services)                                      96,300        1,434,846
------------------------------------------------------------------------
Northern Rock PLC (Banks)                       108,100        1,142,014
------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)        125,100        2,944,742
========================================================================
                                                               5,521,602
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $50,267,220)                            52,263,357
========================================================================

MONEY MARKET FUNDS-3.87%

STIC Liquid Assets Portfolio(b)                4,376,765       4,376,765
------------------------------------------------------------------------
STIC Prime Portfolio(b)                        4,376,765       4,376,765
========================================================================
    Total Money Market Funds (Cost
      $8,753,530)                                              8,753,530
========================================================================
TOTAL INVESTMENTS-99.33% (Cost $234,268,910)                 224,751,510
========================================================================
OTHER ASSETS LESS LIABILITIES-0.67%                            1,517,132
========================================================================
NET ASSETS-100.00%                                          $226,268,642
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $234,268,910)*                                 $224,751,510
-------------------------------------------------------------
Foreign currencies, at value (cost $323,133)          324,957
-------------------------------------------------------------
Receivables for:
  Investments sold                                  3,751,853
-------------------------------------------------------------
  Fund shares sold                                    236,477
-------------------------------------------------------------
  Dividends                                           173,494
-------------------------------------------------------------
Investment for deferred compensation plan               2,855
-------------------------------------------------------------
Collateral for securities loaned                   19,774,354
-------------------------------------------------------------
Other assets                                           22,933
=============================================================
    Total assets                                  249,038,433
_____________________________________________________________
=============================================================

LIABILITIES:

Payables for:
  Investments purchased                             1,895,773
-------------------------------------------------------------
  Fund shares reacquired                              707,633
-------------------------------------------------------------
  Deferred compensation plan                            2,855
-------------------------------------------------------------
  Collateral upon return of securities loaned      19,774,354
-------------------------------------------------------------
Accrued distribution fees                             212,806
-------------------------------------------------------------
Accrued trustees' fees                                    665
-------------------------------------------------------------
Accrued transfer agent fees                            86,716
-------------------------------------------------------------
Accrued operating expenses                             88,989
=============================================================
    Total liabilities                              22,769,791
=============================================================
Net assets applicable to shares outstanding      $226,268,642
_____________________________________________________________
=============================================================

NET ASSETS:

Class A                                          $108,191,449
_____________________________________________________________
=============================================================
Class B                                          $ 90,838,169
_____________________________________________________________
=============================================================
Class C                                          $ 27,239,024
_____________________________________________________________
=============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                             5,736,947
_____________________________________________________________
=============================================================
Class B                                             5,010,164
_____________________________________________________________
=============================================================
Class C                                             1,502,434
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $      18.86
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $18.86 divided by
      95.25%)                                    $      19.80
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per
    share                                        $      18.13
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per
    share                                        $      18.13
_____________________________________________________________
=============================================================


* At October 31, 2002, securities with an aggregate market value of $19,118,335 were on loan to brokers.

Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $122,904)                                      $  4,387,225
-------------------------------------------------------------
Dividends from affiliated money market funds          293,858
-------------------------------------------------------------
Interest                                                  540
-------------------------------------------------------------
Security lending income                                59,671
=============================================================
    Total investment income                         4,741,294
=============================================================

EXPENSES:

Advisory fees                                       2,792,762
-------------------------------------------------------------
Administrative services fees                           77,287
-------------------------------------------------------------
Custodian fees                                         72,841
-------------------------------------------------------------
Distribution fees -- Class A                          668,896
-------------------------------------------------------------
Distribution fees -- Class B                        1,181,058
-------------------------------------------------------------
Distribution fees -- Class C                          345,522
-------------------------------------------------------------
Transfer agent fees                                   973,918
-------------------------------------------------------------
Trustees' fees                                         10,504
-------------------------------------------------------------
Other                                                 271,701
=============================================================
    Total expenses                                  6,394,489
=============================================================
Less: Fees waived                                      (3,254)
-------------------------------------------------------------
    Expenses paid indirectly                           (4,705)
=============================================================
    Net expenses                                    6,386,530
=============================================================
Net investment income (loss)                       (1,645,236)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (16,876,997)
-------------------------------------------------------------
  Foreign currencies                                   19,594
-------------------------------------------------------------
  Option contracts written                            950,411
=============================================================
                                                  (15,906,992)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                            (3,665,896)
-------------------------------------------------------------
  Foreign currencies                                    1,680
=============================================================
                                                   (3,664,216)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts         (19,571,208)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                      $(21,216,444)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002            2001
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,645,236)   $ (1,479,394)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                    (15,906,992)       (702,041)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                (3,664,216)    (55,478,909)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (21,216,444)    (57,660,344)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --      (1,093,601)
------------------------------------------------------------------------------------------
  Class B                                                               --      (1,042,912)
------------------------------------------------------------------------------------------
  Class C                                                               --        (251,528)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (9,235,195)     58,836,610
------------------------------------------------------------------------------------------
  Class B                                                      (15,032,506)     48,052,092
------------------------------------------------------------------------------------------
  Class C                                                       (2,205,504)     18,437,773
==========================================================================================
    Net increase (decrease) in net assets                      (47,689,649)     65,278,090
==========================================================================================

NET ASSETS:

  Beginning of year                                            273,958,291     208,680,201
==========================================================================================
  End of year                                                 $226,268,642    $273,958,291
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $252,308,562    $280,430,611
------------------------------------------------------------------------------------------
  Undistributed net investment income                              137,610          87,996
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (16,661,676)       (708,678)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                           (9,515,854)     (5,851,638)
==========================================================================================
                                                              $226,268,642    $273,958,291
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Financial Services Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $3,254.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $77,287 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $540,705 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $668,896, $1,181,058 and $345,522, respectively.

  AIM Distributors retained commissions of $76,053 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $6,413, $621 and $9,102 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $4,141 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $4,442 and reductions in custodian fees of $263 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $4,705.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $19,118,335 were on loan to brokers. The loans were secured by cash collateral of $19,774,354 received by the Fund and invested in affiliated money market funds as follows:
$9,887,177 in STIC Liquid Assets Portfolio and $9,887,177 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $59,671 for securities lending.
NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     -----------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
------------------------------------------------------------
Beginning of year                          --     $       --
------------------------------------------------------------
Written                                10,527      1,306,996
------------------------------------------------------------
Closed                                 (7,470)      (956,513)
------------------------------------------------------------
Exercised                                (556)       (84,220)
------------------------------------------------------------
Expired                                (2,501)      (266,263)
============================================================
End of year                                --     $       --
____________________________________________________________
============================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002        2001
------------------------------------------------------------
Distributions paid from long-term
  capital gains                          $ --     $2,388,041
____________________________________________________________
============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation -- investments           $ (9,583,365)
-------------------------------------------------------------
Temporary book/tax differences                         (4,734)
-------------------------------------------------------------
Capital loss carryforward                         (16,451,821)
-------------------------------------------------------------
Shares of beneficial interest                     252,308,562
=============================================================
                                                 $226,268,642
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains, losses and income on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the tax recognition of partnership income. Amount includes appreciation on foreign currencies of $1,546.

  The temporary book/tax differences are primarily a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                               CAPITAL LOSS
EXPIRATION                                     CARRYFORWARD
-----------------------------------------------------------
October 31, 2009                               $   259,675
-----------------------------------------------------------
October 31, 2010                                16,192,146
===========================================================
                                               $16,451,821
___________________________________________________________
===========================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $137,661,362 and $159,332,982, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 14,557,279
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (24,142,190)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $ (9,584,911)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $234,336,421.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, net operating loss reclassifications, partnership income, and other items, on October 31, 2002, undistributed net investment income was increased by $1,694,850, undistributed net realized gains decreased by $46,006 and shares of beneficial interest decreased by $1,648,844. This reclassification had no effect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                         2002                          2001
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,922,009*    $62,717,219*    5,052,621    $119,437,397
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,253,533      26,379,817     3,478,790      79,898,444
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        727,708      14,583,074     1,195,608      27,610,451
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --        43,536       1,037,039
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --        42,175         974,682
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --        10,376         239,794
======================================================================================================================
Reacquired:
  Class A                                                     (3,401,742)    (71,952,414)   (2,718,336)    (61,637,826)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,070,585)*   (41,412,323)*  (1,519,609)    (32,821,034)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (863,759)    (16,788,578)     (435,228)     (9,412,472)
======================================================================================================================
                                                              (1,432,836)   $(26,473,205)    5,149,933    $125,326,475
______________________________________________________________________________________________________________________
======================================================================================================================


* Includes automatic conversion of 355,226 shares of Class B shares in the amount of $7,336,625 to 339,373 shares of Class A shares in the amount of $7,336,625.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                          CLASS A
                                                           ----------------------------------------------------------------------

                                                                                   YEAR ENDED OCTOBER 31,
                                                           ----------------------------------------------------------------------
                                                             2002             2001           2000           1999           1998
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                       $  20.40         $  24.85        $ 23.23        $ 17.05        $ 17.22
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.07)(a)        (0.06)(a)      (0.07)(a)      (0.02)(a)       0.07(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               (1.47)           (4.13)          5.87           6.25           0.37
=================================================================================================================================
    Total from investment operations                          (1.54)           (4.19)          5.80           6.23           0.44
=================================================================================================================================
Less distributions:
  Dividends from net investment income                           --               --          (0.25)         (0.02)         (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          --            (0.26)         (3.93)         (0.03)         (0.60)
=================================================================================================================================
    Total distributions                                          --            (0.26)         (4.18)         (0.05)         (0.61)
=================================================================================================================================
Net asset value, end of period                             $  18.86         $  20.40        $ 24.85        $ 23.23        $ 17.05
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                               (7.55)%         (17.03)%        30.06%         36.62%          2.53%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $108,191         $126,816        $95,393        $30,987        $28,433
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             1.97%(c)         1.85%          2.00%          1.99%          1.97%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          1.97%(c)         1.85%          2.00%          2.12%          1.99%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (0.31)%(c)       (0.26)%        (0.33)%        (0.08)%         0.37%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          51%              53%            41%           107%           111%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $133,779,148.


                                                                                            CLASS B
                                                                ----------------------------------------------------------------

                                                                                     YEAR ENDED OCTOBER 31,
                                                                ----------------------------------------------------------------
                                                                 2002           2001          2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 19.71       $  24.14       $ 22.67       $ 16.71       $ 16.97
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.17)(a)      (0.17)(a)     (0.18)(a)     (0.12)(a)     (0.02)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.41)         (4.00)         5.72          6.11          0.37
================================================================================================================================
    Total from investment operations                              (1.58)         (4.17)         5.54          5.99          0.35
================================================================================================================================
Less distributions:
  Dividends from net investment income                               --             --         (0.14)           --         (0.01)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --          (0.26)        (3.93)        (0.03)        (0.60)
================================================================================================================================
    Total distributions                                              --          (0.26)        (4.07)        (0.03)        (0.61)
================================================================================================================================
Net asset value, end of period                                  $ 18.13       $  19.71       $ 24.14       $ 22.67       $ 16.71
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   (8.02)%       (17.45)%       29.40%        35.91%         2.08%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $90,838       $114,852       $92,343       $49,619       $48,785
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.47%(c)       2.35%         2.50%         2.49%         2.47%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.47%(c)       2.35%         2.50%         2.62%         2.49%
================================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.81)%(c)     (0.76)%       (0.83)%       (0.58)%       (0.13)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                              51%            53%           41%          107%          111%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $118,105,820.


                                                                                          CLASS C
                                                                -----------------------------------------------------------
                                                                                                              MARCH 1, 1999
                                                                                                              (DATE SALES
                                                                        YEAR ENDED OCTOBER 31,                COMMENCED) TO
                                                                --------------------------------------        OCTOBER 31,
                                                                 2002            2001           2000             1999
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 19.71         $ 24.14        $ 22.67           $ 19.58
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.17)(a)       (0.17)(a)      (0.18)(a)         (0.08)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (1.41)          (4.00)          5.72              3.17
===========================================================================================================================
    Total from investment operations                              (1.58)          (4.17)          5.54              3.09
===========================================================================================================================
Less distributions:
  Dividends from net investment income                               --              --          (0.14)               --
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --           (0.26)         (3.93)               --
===========================================================================================================================
    Total distributions                                              --           (0.26)         (4.07)               --
===========================================================================================================================
Net asset value, end of period                                  $ 18.13         $ 19.71        $ 24.14           $ 22.67
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                                   (8.02)%        (17.45)%        29.40%            15.78%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $27,239         $32,290        $20,944           $   605
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                 2.47%(c)        2.35%          2.50%             2.49%(d)
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.47%(c)        2.35%          2.50%             2.62%(d)
===========================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.81)%(c)      (0.76)%        (0.83)%           (0.58)%(d)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                              51%             53%            41%              107%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $34,552,185.
(d)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Global Health Care Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Health Care Fund (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

FINANCIALS

Schedule of Investments

October 31, 2002

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-65.74%

Biotechnology-5.10%

Affymetrix, Inc.(a)                                   100   $      2,610
------------------------------------------------------------------------
Alexion Pharmaceuticals, Inc.(a)                  659,400      6,719,286
------------------------------------------------------------------------
Amgen Inc.(a)                                     160,000      7,449,600
------------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(a)                                             100          3,675
------------------------------------------------------------------------
Ciphergen Biosystems, Inc.(a)                     101,000        295,930
------------------------------------------------------------------------
Corvas International, Inc.(a)(b)                1,865,000      2,405,850
------------------------------------------------------------------------
Gen-Probe Inc.(a)                                   7,740        160,063
------------------------------------------------------------------------
Genentech, Inc.(a)                                    100          3,409
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                              100          3,474
------------------------------------------------------------------------
Isis Pharmaceuticals, Inc.(a)                   2,250,000     21,960,000
------------------------------------------------------------------------
Onyx Pharmaceuticals, Inc.(a)                         100            377
------------------------------------------------------------------------
SangStat Medical Corp.(a)                           1,000         18,660
------------------------------------------------------------------------
Sequenom Inc.(a)                                   40,000         93,200
------------------------------------------------------------------------
Vertex Pharmaceuticals Inc.(a)                        100          1,961
========================================================================
                                                              39,118,095
========================================================================

Electronic Equipment & Instruments-0.69%

Varian Inc.(a)                                    180,000      5,293,800
========================================================================

Environmental Services-0.00%

Stericycle, Inc.(a)                                 1,000         33,300
========================================================================

Fertilizers & Agricultural Chemicals-0.46%

Monsanto Co.                                      213,241      3,524,874
========================================================================

Health Care Distributors & Services-0.02%

AmerisourceBergen Corp.                               100          7,115
------------------------------------------------------------------------
AMN Healthcare Services, Inc.(a)                      100          1,446
------------------------------------------------------------------------
Apria Healthcare Group Inc.(a)                        100          2,439
------------------------------------------------------------------------
DaVita, Inc.(a)                                     1,000         23,970
------------------------------------------------------------------------
Express Scripts, Inc.(a)                              100          5,418
------------------------------------------------------------------------
Lincare Holdings Inc.(a)                              100          3,407
------------------------------------------------------------------------
Odyssey Healthcare, Inc.(a)                           100          3,498
------------------------------------------------------------------------
Owens & Minor, Inc.                                   100          1,472
------------------------------------------------------------------------
PSS World Medical, Inc.(a)                            100            764
------------------------------------------------------------------------
Quintiles Transnational Corp.(a)                   10,000        107,500
========================================================================
                                                                 157,029
========================================================================

Health Care Equipment-4.47%

ATS Medical, Inc.(a)(b)                         2,220,000      1,223,220
------------------------------------------------------------------------
Baxter International Inc.                         700,000     17,514,000
------------------------------------------------------------------------
Becton, Dickinson & Co.                           168,000      4,957,680
------------------------------------------------------------------------
Bruker AXS Inc.(a)                                 20,000         42,400
------------------------------------------------------------------------
Cardiac Science, Inc.(a)                        2,465,000      4,683,500
------------------------------------------------------------------------
CONMED Corp.(a)                                       100          1,958
------------------------------------------------------------------------
Fisher Scientific International Inc.(a)             1,000         28,600
------------------------------------------------------------------------
Mentor Corp.                                        1,000         37,900
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Health Care Equipment-(Continued)

St. Jude Medical, Inc.(a)                         125,000   $  4,451,250
------------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                     1,000         48,220
------------------------------------------------------------------------
Wright Medical Group, Inc.(a)                         100          1,721
------------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                              100          4,122
------------------------------------------------------------------------
Zoll Medical Corp.(a)                              40,000      1,298,000
========================================================================
                                                              34,292,571
========================================================================

Health Care Facilities-19.86%

Community Health Systems Inc.(a)                1,900,000     44,650,000
------------------------------------------------------------------------
HCA Inc.                                          850,000     36,966,500
------------------------------------------------------------------------
Health Management Associates, Inc.-Class A         80,000      1,529,600
------------------------------------------------------------------------
LifePoint Hospitals, Inc.(a)                        1,000         31,350
------------------------------------------------------------------------
Medcath Corp.(a)                                      100          1,126
------------------------------------------------------------------------
Province Healthcare Co.(a)(b)                     450,000      5,872,500
------------------------------------------------------------------------
RehabCare Group, Inc.(a)                              100          2,103
------------------------------------------------------------------------
Select Medical Corp.(a)                               100          1,294
------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                       1,050,000     30,187,500
------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                          180,000      6,570,000
------------------------------------------------------------------------
United Surgical Partners International,
  Inc.(a)                                             100          1,986
------------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)        550,000     26,664,000
========================================================================
                                                             152,477,959
========================================================================

Health Care Supplies-1.64%

Bausch & Lomb Inc.                                400,000     12,440,000
------------------------------------------------------------------------
STAAR Surgical Co.(a)                              60,000        183,000
========================================================================
                                                              12,623,000
========================================================================

Household Appliances-0.00%

Helen of Troy Ltd.(a)                               1,000          9,650
========================================================================

IT Consulting & Services-0.32%

Health Management Systems, Inc.(a)                670,000      2,479,000
========================================================================

Managed Health Care-0.72%

AMERIGROUP Corp.(a)                                   100          2,921
------------------------------------------------------------------------
Anthem, Inc.(a)                                       206         12,978
------------------------------------------------------------------------
CIGNA Corp.                                           100          3,614
------------------------------------------------------------------------
Coventry Health Care, Inc.(a)                         100          3,346
------------------------------------------------------------------------
PacifiCare Health Systems, Inc.(a)                    100          2,956
------------------------------------------------------------------------
UnitedHealth Group Inc.                            60,000      5,457,000
------------------------------------------------------------------------
WellPoint Health Networks Inc.(a)                     100          7,521
========================================================================
                                                               5,490,336
========================================================================

Pharmaceuticals-32.46%

Abbott Laboratories                               890,000     37,264,300
------------------------------------------------------------------------
Alpharma Inc.-Class A                              60,000        568,800
------------------------------------------------------------------------
Barr Laboratories, Inc.(a)                          1,000         58,830
------------------------------------------------------------------------
Bristol-Myers Squibb Co.                        1,530,000     37,653,300
------------------------------------------------------------------------
Eli Lilly & Co.                                     1,000         55,500
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Pharmaceuticals-(Continued)

IVAX Corp.(a)                                         100   $      1,255
------------------------------------------------------------------------
Johnson & Johnson                                     100          5,875
------------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                     148,700      2,282,545
------------------------------------------------------------------------
Merck & Co. Inc.                                  690,000     37,425,600
------------------------------------------------------------------------
OraPharma, Inc.(a)                                270,000      1,152,900
------------------------------------------------------------------------
Pfizer Inc.                                     1,426,200     45,310,374
------------------------------------------------------------------------
Pharmacia Corp.                                 1,250,000     53,750,000
------------------------------------------------------------------------
Schering-Plough Corp.                             400,000      8,540,000
------------------------------------------------------------------------
Wyeth                                             750,000     25,125,000
========================================================================
                                                             249,194,279
========================================================================

Semiconductor Equipment-0.00%

Varian Semiconductor Equipment Associates,
  Inc.(a)                                           1,000         23,820
========================================================================
    Total Domestic Common Stocks (Cost
      $497,622,705)                                          504,717,713
========================================================================

FOREIGN STOCKS & OTHER EQUITY INTERESTS-25.18%

Denmark-0.14%

Novo Nordisk A.S.-Class B (Pharmaceuticals)        40,000      1,103,228
========================================================================

France-9.04%

Aventis S.A. (Pharmaceuticals)                    700,000     41,883,387
------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)(a)       450,000     27,504,067
========================================================================
                                                              69,387,454
========================================================================

Germany-2.63%

Altana A.G. (Pharmaceuticals)                      25,000      1,195,678
------------------------------------------------------------------------
Bayer A.G. (Diversified Chemicals)              1,000,000     18,964,568
========================================================================
                                                              20,160,246
========================================================================

Israel-3.63%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               360,000     27,874,800
========================================================================

Japan-4.98%

Daiichi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                10,000        146,146
------------------------------------------------------------------------
Eisai Co., Ltd. (Pharmaceuticals)                 200,000      4,319,072
------------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals) (Acquired
  09/07/01-10/25/02); Cost $4,726,785)(c)         250,000      4,857,936
------------------------------------------------------------------------
Kyorin Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               300,000      5,339,647
------------------------------------------------------------------------
Kyowa Hakko Kogyo Co., Ltd. (Pharmaceuticals)       5,000         21,759
------------------------------------------------------------------------
Mitsubishi Pharma Corp. (Pharmaceuticals)           1,000          6,475
------------------------------------------------------------------------
Ono Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                 1,000         31,515
------------------------------------------------------------------------

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
Japan-(Continued)

Rohto Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               210,000   $  1,587,688
------------------------------------------------------------------------
Sankyo Co., Ltd. (Pharmaceuticals)                600,000      7,073,808
------------------------------------------------------------------------
Santen Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                 1,000          8,908
------------------------------------------------------------------------
Shionogi & Co., Ltd. (Pharmaceuticals)              1,000         11,471
------------------------------------------------------------------------
Taisho Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                                60,000        940,072
------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                               100,000      4,155,781
------------------------------------------------------------------------
Tanabe Seiyaku Co., Ltd. (Pharmaceuticals)         40,000        339,647
------------------------------------------------------------------------
Terumo Corp. (Health Care Equipment)               60,000        824,951
------------------------------------------------------------------------
Uni-Charm Corp. (Household Products)                1,000         36,986
------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               350,000      8,572,828
========================================================================
                                                              38,274,690
========================================================================

Netherlands-2.73%

Akzo Nobel N.V. (Diversified Chemicals)           700,000     20,924,372
========================================================================

New Zealand-0.00%

Fisher & Paykel Healthcare Corp. Ltd.-ADR
  (Health Care Equipment)                             100          2,159
========================================================================

Switzerland-0.00%

Alcon, Inc. (Health Care Supplies)(a)                 100          4,102
------------------------------------------------------------------------
Novartis A.G. (Pharmaceuticals)                       100          3,812
========================================================================
                                                                   7,914
========================================================================

United Kingdom-2.03%

GlaxoSmithKline PLC-ADR (Pharmaceuticals)           1,000         37,690
------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                          1,900,000     15,314,503
------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR
  (Pharmaceuticals)(a)                             10,000        233,600
========================================================================
                                                              15,585,793
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $183,237,897)                          193,320,656
========================================================================

MONEY MARKET FUNDS-5.51%

STIC Liquid Assets Portfolio(d)                21,160,369     21,160,369
------------------------------------------------------------------------
STIC Prime Portfolio(d)                        21,160,369     21,160,369
========================================================================
    Total Money Market Funds (Cost
      $42,320,738)                                            42,320,738
========================================================================
TOTAL INVESTMENTS-96.43% (Cost $723,181,340)                 740,359,107
========================================================================
OTHER ASSETS LESS LIABILITIES-3.57%                           27,409,599
========================================================================
NET ASSETS-100.00%                                          $767,768,706
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuer in which the Fund's holdings of the issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 10/31/02 was $9,501,570 which represented 1.24% of the Fund's net assets. Following is a summary of the transactions with affiliates for the year ended October 31, 2002.

                                     MARKET                                   CHANGE IN        MARKET
                                      VALUE      PURCHASES       SALES        UNREALIZED       VALUE       DIVIDEND     REALIZED
                                   10/31/2001     AT COST       AT COST     (APPR./(DEPR.)   10/31/2002     INCOME     GAIN/(LOSS)
----------------------------------------------------------------------------------------------------------------------------------
ATS Medical Inc..................  $  952,500   $3,497,816   $          --   $(3,227,096)    $1,223,220   $       --   $       --
Corvas International Inc.........          --    5,459,185              --    (3,053,335)    2,405,850            --           --
PRAECIS Pharmaceuticals Inc......  10,825,000           --     (13,887,081)    3,062,081           --             --   (2,932,512)
Province Healthcare Co...........  39,947,500           --     (48,158,055)   14,083,055     5,872,500            --    8,910,715
=================================================================================================================================
                                   $51,725,000                                               $9,501,570   $       --   $5,978,203
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The market value of this security at 10/31/02 represented 0.63% of the Fund's net assets. The Fund has no rights to demand registration of this security. This security is considered to be liquid under procedures established by the Board of Trustees.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $723,181,340)*                                 $740,359,107
-------------------------------------------------------------
Foreign currencies, at value (cost $2,279)              2,486
-------------------------------------------------------------
Receivables for:
  Investments sold                                 35,874,348
-------------------------------------------------------------
  Fund shares sold                                  4,659,254
-------------------------------------------------------------
  Dividends                                         1,361,714
-------------------------------------------------------------
Investment for deferred compensation plan               3,651
-------------------------------------------------------------
Collateral for securities loaned                  100,490,099
-------------------------------------------------------------
Other assets                                           32,130
=============================================================
     Total assets                                 882,782,789
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                            11,820,302
-------------------------------------------------------------
  Fund shares reacquired                            1,651,827
-------------------------------------------------------------
  Deferred compensation plan                            3,651
-------------------------------------------------------------
  Collateral upon return of securities loaned     100,490,099
-------------------------------------------------------------
Accrued distribution fees                             702,303
-------------------------------------------------------------
Accrued trustees' fees                                    973
-------------------------------------------------------------
Accrued transfer agent fees                           297,521
-------------------------------------------------------------
Accrued operating expenses                             47,407
=============================================================
     Total liabilities                            115,014,083
=============================================================
Net assets applicable to shares outstanding      $767,768,706
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                          $533,216,242
_____________________________________________________________
=============================================================
Class B                                          $187,793,025
_____________________________________________________________
=============================================================
Class C                                          $ 46,759,439
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            23,793,633
_____________________________________________________________
=============================================================
Class B                                             9,089,328
_____________________________________________________________
=============================================================
Class C                                             2,261,750
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $      22.41
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $22.41 divided by
       95.25%)                                   $      23.53
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $      20.66
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $      20.67
_____________________________________________________________
=============================================================


* At October 31, 2002, securities with an aggregate market value of $97,046,929 were on loan to brokers.
Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $248,760)                                     $   5,723,444
-------------------------------------------------------------
Dividends from affiliated money market funds          640,819
-------------------------------------------------------------
Interest                                                2,707
-------------------------------------------------------------
Security lending income                               269,836
=============================================================
    Total investment income                         6,636,806
=============================================================

EXPENSES:

Advisory fees                                       8,509,208
-------------------------------------------------------------
Administrative services fees                          168,501
-------------------------------------------------------------
Custodian fees                                        254,414
-------------------------------------------------------------
Distribution fees -- Class A                        3,027,390
-------------------------------------------------------------
Distribution fees -- Class B                        2,277,903
-------------------------------------------------------------
Distribution fees -- Class C                          492,799
-------------------------------------------------------------
Transfer agent fees                                 2,613,943
-------------------------------------------------------------
Trustees' fees                                         11,868
-------------------------------------------------------------
Other                                                 423,346
=============================================================
    Total expenses                                 17,779,372
=============================================================
Less: Fees waived                                      (5,611)
-------------------------------------------------------------
    Expenses paid indirectly                          (32,636)
=============================================================
    Net expenses                                   17,741,125
=============================================================
Net investment income (loss)                      (11,104,319)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                           (25,303,864)
-------------------------------------------------------------
  Foreign currencies                                  212,299
-------------------------------------------------------------
  Option contracts written                          4,218,603
=============================================================
                                                  (20,872,962)
=============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (100,727,184)
-------------------------------------------------------------
  Foreign currencies                                  (87,108)
-------------------------------------------------------------
  Option contracts written                           (352,483)
=============================================================
                                                 (101,166,775)
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts        (122,039,737)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(133,144,056)
_____________________________________________________________
=============================================================

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                  2002             2001
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (11,104,319)   $(10,479,253)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (20,872,962)    137,032,083
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                  (101,166,775)    (65,109,810)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (133,144,056)     61,443,020
===========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (81,059,596)    (50,675,258)
-------------------------------------------------------------------------------------------
  Class B                                                       (33,690,875)    (17,239,849)
-------------------------------------------------------------------------------------------
  Class C                                                        (6,133,328)     (1,699,076)
-------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       115,829,342     131,650,882
-------------------------------------------------------------------------------------------
  Class B                                                        37,085,336      77,709,705
-------------------------------------------------------------------------------------------
  Class C                                                        25,381,473      24,665,881
===========================================================================================
    Net increase (decrease) in net assets                       (75,731,704)    225,855,305
===========================================================================================

NET ASSETS:

  Beginning of year                                             843,500,410     617,645,105
===========================================================================================
  End of year                                                 $ 767,768,706    $843,500,410
___________________________________________________________________________________________
===========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 774,675,935    $607,263,843
-------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (7,349)           (715)
-------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts         (24,051,473)    117,918,914
-------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities, foreign
    currencies and option contracts                              17,151,593     118,318,368
===========================================================================================
                                                              $ 767,768,706    $843,500,410
___________________________________________________________________________________________
===========================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Health Care Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $5,611.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $168,501 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $1,403,878 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $3,027,390, $2,277,903 and $492,799, respectively.

  AIM Distributors retained commissions of $300,015 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $2,015, $1,435 and $27,546 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $5,302 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $13,331 and reductions in custodian fees of $19,305 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $32,636.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $97,046,929 were on loan to brokers. The loans were secured by cash collateral of $100,490,099 received by the Fund and invested in affiliated money market funds as follows:
$50,245,050 in STIC Liquid Assets Portfolio and $50,245,049 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $269,836 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                       9,710     $ 3,140,113
-------------------------------------------------------------
Written                                31,756       9,988,269
-------------------------------------------------------------
Closed                                (25,801)     (8,269,802)
-------------------------------------------------------------
Exercised                              (3,348)       (839,233)
-------------------------------------------------------------
Expired                               (12,317)     (4,019,347)
-------------------------------------------------------------
End of year                                --     $        --
_____________________________________________________________
=============================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                         2002           2001
----------------------------------------------------------------
Distributions paid from:
  Ordinary income                    $ 46,090,015    $24,377,948
----------------------------------------------------------------
  Long-term capital gain               74,793,784     53,811,235
================================================================
                                     $120,883,799    $78,189,183
________________________________________________________________
================================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation - investments            $ 16,009,273
-------------------------------------------------------------
Temporary book/tax differences                         (7,349)
-------------------------------------------------------------
Capital loss carryforward                         (22,909,153)
-------------------------------------------------------------
Shares of beneficial interest                     774,675,935
=============================================================
                                                 $767,768,706
_____________________________________________________________
=============================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the tax deferral of losses on wash sales and on straddles. Amount includes appreciation (depreciation) on foreign currencies of $(26,174).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of Trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                           CAPITAL LOSS
EXPIRATION                 CARRYFORWARD
---------------------------------------
October 31, 2010           $22,909,153
_______________________________________
=======================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $1,417,801,819 and $1,285,161,332, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of investment
  securities                                     $ 66,784,688
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (50,749,241)
=============================================================
Net unrealized appreciation of investment
  securities                                     $ 16,035,447
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $724,323,660.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions, net operating loss, and other items, on October 31, 2002, undistributed net investment income was increased by $11,097,685, undistributed net realized gains decreased by $213,626 and shares of beneficial interest decreased by $10,884,059. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                         2002                           2001
                                                              ---------------------------    --------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      7,468,100*   $ 196,827,955*    6,036,134    $182,779,234
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      4,072,845      101,210,611     4,479,506     126,599,025
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,519,053       37,639,046     1,095,249      31,149,126
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      2,814,476       75,259,155     1,674,855      47,029,924
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,272,073       31,496,539       607,446      16,042,076
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        231,214        5,727,184        62,106       1,640,220
=======================================================================================================================
Reacquired:
  Class A                                                     (6,136,679)    (156,257,768)   (3,349,804)    (98,158,276)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (4,071,994)*    (95,621,814)*  (2,348,659)    (64,931,396)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (785,681)     (17,984,757)     (292,645)     (8,123,465)
=======================================================================================================================
                                                               6,383,407    $ 178,296,151     7,964,188    $234,026,468
_______________________________________________________________________________________________________________________
=======================================================================================================================

* Includes automatic conversion of 1,029,485 shares of Class B shares in the amount of $24,572,842 to 950,595 shares of Class A shares in the amount of $24,572,842.


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                  CLASS A
                                                    --------------------------------------------------------------------

                                                                           YEAR ENDED OCTOBER 31,
                                                    --------------------------------------------------------------------
                                                      2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  29.93       $  30.12       $  24.00       $  20.15       $  27.98
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.29)(a)      (0.39)(a)      (0.22)(a)      (0.19)(a)      (0.21)(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (3.17)          3.44           8.62           4.04          (0.91)
========================================================================================================================
    Total from investment operations                   (3.46)          3.05           8.40           3.85          (1.12)
========================================================================================================================
Less distributions:
  Distributions from net realized gains                (4.06)         (3.24)         (2.28)            --          (6.70)
========================================================================================================================
  Returns of capital                                      --             --             --             --          (0.01)
========================================================================================================================
    Total distributions                                (4.06)         (3.24)         (2.28)            --          (6.71)
========================================================================================================================
Net asset value, end of period                      $  22.41       $  29.93       $  30.12       $  24.00       $  20.15
________________________________________________________________________________________________________________________
========================================================================================================================
    Total return(b)                                   (13.76)%        10.85%         38.49%         19.11%         (4.71)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $533,216       $588,072       $460,445       $357,747       $357,534
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                 1.86%(c)       1.75%          1.73%          1.82%          1.84%
========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.10)%(c)     (1.28)%        (0.85)%        (0.81)%        (0.98)%
========================================================================================================================
Portfolio turnover rate                                  153%           207%           242%           123%           187%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include sales charges.
(c)  Ratios are based on average daily net assets of $605,477,955.


                                                                                  CLASS B
                                                    --------------------------------------------------------------------

                                                                           YEAR ENDED OCTOBER 31,
                                                    --------------------------------------------------------------------
                                                      2002           2001           2000           1999           1998
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  28.03       $  28.53       $  22.96       $  19.37       $  27.27
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.38)(a)      (0.51)(a)      (0.34)(a)      (0.30)(a)      (0.30)(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                    (2.93)          3.25           8.19           3.89          (0.89)
========================================================================================================================
    Total from investment operations                   (3.31)          2.74           7.85           3.59          (1.19)
========================================================================================================================
Less distributions:
  Distributions from net realized gains                (4.06)         (3.24)         (2.28)            --          (6.70)
------------------------------------------------------------------------------------------------------------------------
  Returns of capital                                      --             --             --             --          (0.01)
========================================================================================================================
    Total distributions                                (4.06)         (3.24)         (2.28)            --          (6.71)
========================================================================================================================
Net asset value, end of period                      $  20.66       $  28.03       $  28.53       $  22.96       $  19.37
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                       (14.21)%        10.32%         37.78%         18.53%         (5.20)%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $187,793       $219,036       $144,861       $102,916       $100,311
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets                 2.36%(c)       2.25%          2.23%          2.33%          2.34%
========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.60)%(c)     (1.78)%        (1.35)%        (1.32)%        (1.48)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                  153%           207%           242%           123%           187%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles and does not include contingent deferred sales charges.
(c)  Ratios are based on average daily net assets of $227,790,345.


                                                                                      CLASS C
                                                              -------------------------------------------------------
                                                                                                        MARCH 1, 1999
                                                                          YEAR ENDED                     (DATE SALES
                                                                          OCTOBER 31,                   COMMENCED) TO
                                                              -----------------------------------        OCTOBER 31,
                                                               2002          2001          2000             1999
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 28.03       $ 28.53       $ 22.96          $22.50
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.38)(a)     (0.51)(a)     (0.34)(a)       (0.21)(a)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (2.92)         3.25          8.19            0.67
=====================================================================================================================
    Total from investment operations                            (3.30)         2.74          7.85            0.46
=====================================================================================================================
Less distributions from net realized gains                      (4.06)        (3.24)        (2.28)             --
=====================================================================================================================
Net asset value, end of period                                $ 20.67       $ 28.03       $ 28.53          $22.96
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                (14.18)%       10.32%        37.77%           2.04%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $46,759       $36,366       $12,339          $1,278
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                          2.36%(c)      2.25%         2.23%           2.33%(d)
=====================================================================================================================
Ratio of net investment income (loss) to average net assets     (1.60)%(c)    (1.78)%       (1.35)%         (1.32)%(d)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                           153%          207%          242%            123%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles, does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $49,279,944.
(d)  Annualized.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of AIM Global Science and Technology Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Global Science and Technology Fund (formerly known as AIM Global Telecommunications and Technology
Fund) (one of the funds constituting AIM Investment Funds; hereafter referred to as the "Fund") at October 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

December 12, 2002
Houston, Texas

FINANCIALS

Schedule of Investments

October 31, 2002

                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-94.38%

Aerospace & Defense-9.81%

Alliant Techsystems Inc.(a)(b)                   174,300    $ 10,484,145
------------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)             342,800      16,111,600
------------------------------------------------------------------------
Lockheed Martin Corp.                            216,200      12,517,980
========================================================================
                                                              39,113,725
========================================================================

Application Software-6.96%

Activision, Inc.(a)                              282,900       5,799,450
------------------------------------------------------------------------
Cerner Corp.(a)                                  146,700       5,223,987
------------------------------------------------------------------------
Electronic Arts Inc.(a)                           92,900       6,049,648
------------------------------------------------------------------------
Intuit Inc.(a)                                   104,400       5,420,448
------------------------------------------------------------------------
Mercury Interactive Corp.(a)                     200,000       5,274,000
========================================================================
                                                              27,767,533
========================================================================

Auto Parts & Equipment-1.65%

Gentex Corp.(a)                                  223,200       6,579,936
========================================================================

Biotechnology-6.70%

Cephalon, Inc.(a)                                 77,800       3,908,672
------------------------------------------------------------------------
Chiron Corp.(a)                                   24,000         947,040
------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                         326,200      11,332,188
------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                    170,000       7,823,400
------------------------------------------------------------------------
SangStat Medical Corp.(a)                        146,200       2,728,092
========================================================================
                                                              26,739,392
========================================================================

Computer & Electronics Retail-2.01%

Best Buy Co., Inc.(a)                            208,500       4,297,185
------------------------------------------------------------------------
CDW Computer Centers, Inc.(a)                     70,000       3,711,400
========================================================================
                                                               8,008,585
========================================================================

Computer Hardware-3.59%

Dell Computer Corp.(a)                           500,000      14,305,000
========================================================================

Computer Storage & Peripherals-4.64%

Imation Corp.(a)                                  56,200       2,299,704
------------------------------------------------------------------------
Lexmark International, Inc.(a)                    35,500       2,109,410
------------------------------------------------------------------------
SanDisk Corp.(a)                                 268,500       5,308,245
------------------------------------------------------------------------
Storage Technology Corp.(a)                      362,900       6,416,072
------------------------------------------------------------------------
Western Digital Corp.(a)                         384,400       2,379,436
========================================================================
                                                              18,512,867
========================================================================

Electronic Equipment & Instruments-5.30%

Samsung Electronics Co., Ltd. (South Korea)       75,000      21,139,706
========================================================================

                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

Health Care Distributors & Services-3.46%

DIANON Systems, Inc.(a)                           87,500    $  3,500,000
------------------------------------------------------------------------
Express Scripts, Inc.(a)                          38,400       2,080,512
------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)           62,100       1,496,610
------------------------------------------------------------------------
Quest Diagnostics Inc.(a)(b)                     105,300       6,721,299
========================================================================
                                                              13,798,421
========================================================================

Health Care Equipment-0.47%

Boston Scientific Corp.(a)                        49,900       1,877,737
========================================================================

Health Care Facilities-0.52%

United Surgical Partners International,
  Inc.(a)                                        105,200       2,089,272
========================================================================

Internet Retail-1.74%

eBay Inc.(a)                                     110,000       6,958,600
========================================================================

Internet Software & Services-3.99%

Expedia, Inc.-Class A(a)                          51,900       3,511,554
------------------------------------------------------------------------
Hotels.com-Class A(a)(b)                          50,500       3,148,170
------------------------------------------------------------------------
Overture Services, Inc.(a)                       297,900       8,201,187
------------------------------------------------------------------------
PEC Solutions, Inc.(a)                            30,000       1,039,500
========================================================================
                                                              15,900,411
========================================================================

IT Consulting & Services-3.10%

Affiliated Computer Services, Inc.-Class
  A(a)(b)                                        144,000       6,631,200
------------------------------------------------------------------------
Computer Sciences Corp.(a)                       178,100       5,750,849
========================================================================
                                                              12,382,049
========================================================================

Networking Equipment-1.47%

Cisco Systems, Inc.(a)                           525,000       5,869,500
========================================================================

Pharmaceuticals-2.45%

Allergan, Inc.                                    25,000       1,361,250
------------------------------------------------------------------------
American Pharmaceutical Partners, Inc.(a)         10,000         200,000
------------------------------------------------------------------------
Biovail Corp. (Canada)(a)                        170,000       5,380,500
------------------------------------------------------------------------
Forest Laboratories, Inc.(a)(b)                   17,000       1,665,830
------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        15,000       1,161,450
========================================================================
                                                               9,769,030
========================================================================

Semiconductor Equipment-7.37%

Applied Materials, Inc.(a)                       450,000       6,763,500
------------------------------------------------------------------------
KLA-Tencor Corp.(a)                              120,000       4,275,600
------------------------------------------------------------------------
Lam Research Corp.(a)                            475,000       5,980,250
------------------------------------------------------------------------
Novellus Systems, Inc.(a)                        261,000       8,247,600
------------------------------------------------------------------------
Teradyne, Inc.(a)                                 92,000       1,114,120
------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                        125,900       2,998,938
========================================================================
                                                              29,380,008
========================================================================

                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

Semiconductors-15.61%

Analog Devices, Inc.(a)                          301,300    $  8,074,840
------------------------------------------------------------------------
Fairchild Semiconductor Corp.-Class A(a)         331,800       3,948,420
------------------------------------------------------------------------
Intersil Corp.-Class A(a)                        162,300       2,757,477
------------------------------------------------------------------------
LSI Logic Corp.(a)                               570,000       3,363,000
------------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)        85,300       1,382,713
------------------------------------------------------------------------
Microchip Technology Inc.(b)                     600,000      14,640,000
------------------------------------------------------------------------
QLogic Corp.(a)                                  260,000       9,037,600
------------------------------------------------------------------------
STMicroelectronics N.V. (Netherlands)            225,000       4,465,235
------------------------------------------------------------------------
Texas Instruments Inc.                           920,000      14,591,200
========================================================================
                                                              62,260,485
========================================================================

Systems Software-7.26%

Microsoft Corp.(a)                               250,000      13,367,500
------------------------------------------------------------------------
Network Associates, Inc.(a)                      174,900       2,779,161
------------------------------------------------------------------------
Symantec Corp. (a)(b)                            320,000      12,800,000
========================================================================
                                                              28,946,661
========================================================================

                                                               MARKET
                                                SHARES         VALUE
------------------------------------------------------------------------

Telecommunications Equipment-1.07%

UTStarcom, Inc.(a)                               250,000    $  4,270,000
========================================================================

Wireless Telecommunication Services-5.21%

Nextel Communications, Inc.-Class A (a)(b)     1,500,000      16,920,000
------------------------------------------------------------------------
United States Cellular Corp.(a)                  140,000       3,864,000
========================================================================
                                                              20,784,000
========================================================================
    Common Stocks & Other Equity Interests
      (Cost $439,481,397)                                    376,452,918
========================================================================

MONEY MARKET FUNDS-3.47%

STIC Liquid Assets Portfolio(c)                6,914,345       6,914,345
------------------------------------------------------------------------
STIC Prime Portfolio(c)                        6,914,345       6,914,345
========================================================================
    Total Money Market Funds (Cost
      $13,828,690)                                            13,828,690
========================================================================
TOTAL INVESTMENTS-97.85% (Cost $453,310,087)                 390,281,608
========================================================================
OTHER ASSETS LESS LIABILITIES-2.15%                            8,575,640
========================================================================
NET ASSETS-100.00%                                          $398,857,248
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) A portion of this security is subject to call options written. See Note 7.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

Statement of Assets and Liabilities

October 31, 2002

ASSETS:

Investments, at market value (cost
  $453,310,087)*                                 $390,281,608
-------------------------------------------------------------
Foreign currencies, at value (cost $12,389,103)    12,389,282
-------------------------------------------------------------
Receivables for:
  Investments sold                                    625,320
-------------------------------------------------------------
  Fund shares sold                                  1,002,617
-------------------------------------------------------------
  Dividends                                            46,935
-------------------------------------------------------------
Investment for deferred compensation plan               3,466
-------------------------------------------------------------
Collateral for securities loaned                  118,459,571
-------------------------------------------------------------
Other assets                                           33,686
=============================================================
     Total assets                                 522,842,485
_____________________________________________________________
=============================================================


LIABILITIES:

Payables for:
  Investments purchased                             1,998,280
-------------------------------------------------------------
  Fund shares reacquired                            1,936,105
-------------------------------------------------------------
  Options written (premiums received $453,826)        489,863
-------------------------------------------------------------
  Deferred compensation plan                            3,466
-------------------------------------------------------------
  Collateral upon return of securities loaned     118,459,571
-------------------------------------------------------------
Accrued distribution fees                             323,831
-------------------------------------------------------------
Accrued trustees' fees                                  1,020
-------------------------------------------------------------
Accrued transfer agent fees                           492,886
-------------------------------------------------------------
Accrued operating expenses                            280,215
=============================================================
     Total liabilities                            123,985,237
=============================================================
Net assets applicable to shares outstanding      $398,857,248
_____________________________________________________________
=============================================================


NET ASSETS:

Class A                                          $280,426,370
_____________________________________________________________
=============================================================
Class B                                          $102,469,882
_____________________________________________________________
=============================================================
Class C                                          $ 15,960,996
_____________________________________________________________
=============================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                            57,390,013
_____________________________________________________________
=============================================================
Class B                                            22,452,284
_____________________________________________________________
=============================================================
Class C                                             3,497,045
_____________________________________________________________
=============================================================
Class A:
  Net asset value per share                      $       4.89
-------------------------------------------------------------
  Offering price per share:
     (Net asset value of $4.89 divided by
       95.25%)                                   $       5.13
_____________________________________________________________
=============================================================
Class B:
  Net asset value and offering price per share   $       4.56
_____________________________________________________________
=============================================================
Class C:
  Net asset value and offering price per share   $       4.56
_____________________________________________________________
=============================================================


Statement of Operations

For the year ended October 31, 2002

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $77,870)                                      $     515,038
-------------------------------------------------------------
Dividends from affiliated money market funds          427,739
-------------------------------------------------------------
Interest                                                3,454
-------------------------------------------------------------
Security lending income                               542,030
=============================================================
     Total investment income                        1,488,261
=============================================================

EXPENSES:

Advisory fees                                       5,944,573
-------------------------------------------------------------
Administrative services fees                          128,170
-------------------------------------------------------------
Custodian fees                                         92,510
-------------------------------------------------------------
Distribution fees -- Class A                        1,965,401
-------------------------------------------------------------
Distribution fees -- Class B                        1,952,778
-------------------------------------------------------------
Distribution fees -- Class C                          242,286
-------------------------------------------------------------
Transfer agent fees                                 5,431,147
-------------------------------------------------------------
Trustees' fees                                         10,411
-------------------------------------------------------------
Printing                                              848,229
-------------------------------------------------------------
Other                                                 149,120
=============================================================
     Total expenses                                16,764,625
=============================================================
Less: Fees waived                                  (3,384,288)
-------------------------------------------------------------
     Expenses paid indirectly                         (12,084)
=============================================================
     Net expenses                                  13,368,253
=============================================================
Net investment income (loss)                      (11,879,992)
=============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                          (245,567,272)
-------------------------------------------------------------
  Foreign currencies                                  273,984
-------------------------------------------------------------
  Option contracts written                          4,324,492
=============================================================
                                                 (240,968,796)
=============================================================
Change in net unrealized appreciation of:
  Investment securities                            27,107,318
-------------------------------------------------------------
  Foreign currencies                                   34,077
-------------------------------------------------------------
  Option contracts written                            395,431
=============================================================
                                                   27,536,826
=============================================================
Net gain (loss) from investment securities,
  foreign currencies and option contracts        (213,431,970)
=============================================================
Net increase (decrease) in net assets
  resulting from operations                     $(225,311,962)
_____________________________________________________________
=============================================================

* At October 31, 2002, securities with an aggregate market value of $115,759,188 were on loan to brokers.

See Notes to Financial Statements.

Statement of Changes in Net Assets

For the years ended October 31, 2002 and 2001

                                                                   2002               2001
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (11,879,992)   $   (25,069,378)
------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      (240,968,796)    (1,198,211,906)
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                      27,536,826       (872,582,166)
================================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  (225,311,962)    (2,095,863,450)
================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                  --       (193,140,722)
------------------------------------------------------------------------------------------------
  Class B                                                                  --       (182,354,331)
------------------------------------------------------------------------------------------------
  Class C                                                                  --        (14,882,483)
------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                          (5,159,028)       182,460,304
------------------------------------------------------------------------------------------------
  Class B                                                        (122,002,616)         7,506,235
------------------------------------------------------------------------------------------------
  Class C                                                          (3,417,367)         7,846,180
================================================================================================
    Net increase (decrease) in net assets                        (355,890,973)    (2,288,428,267)
================================================================================================

NET ASSETS:

  Beginning of year                                               754,748,221      3,043,176,488
================================================================================================
  End of year                                                 $   398,857,248    $   754,748,221
________________________________________________________________________________________________
================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 1,903,878,159    $ 2,046,057,315
------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                           (6,681)              (816)
------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies and option contracts        (1,441,949,989)    (1,200,707,211)
------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, foreign currencies and option contracts           (63,064,241)       (90,601,067)
================================================================================================
                                                              $   398,857,248    $   754,748,221
________________________________________________________________________________________________
================================================================================================

See Notes to Financial Statements.

Notes to Financial Statements

October 31, 2002

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Science and Technology Fund (the "Fund"), formerly AIM Global Telecommunications and Technology Fund, is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the closing bid price furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

H. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to the respective classes' operations. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2002, AIM waived fees of $3,384,288.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2002, AIM was paid $128,170 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2002, AFS retained $3,594,899 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the master distribution agreements, for the year ended October 31, 2002, the Class A, Class B and Class C shares paid $1,965,401, $1,952,778 and $242,286, respectively.

  AIM Distributors retained commissions of $90,080 from sales of the Class A shares of the Fund during the year ended October 31, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 2002, AIM Distributors retained $35,193, $18 and $7,446 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the year ended October 31, 2002, the Fund paid legal fees of $4,928 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the year ended October 31, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $11,990 and reductions in custodian fees of $94 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $12,084.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended October 31, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At October 31, 2002, securities with an aggregate value of $115,759,188 were on loan to brokers. The loans were secured by cash collateral of $118,459,571 received by the Fund and invested in affiliated money market funds as follows:
$59,229,786 in STIC Liquid Assets Portfolio and $59,229,785 in STIC Prime Portfolio. For the year ended October 31, 2002, the Fund received fees of $542,030 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2002 are summarized as follows:

                                      CALL OPTION CONTRACTS
                                     ------------------------
                                     NUMBER OF     PREMIUMS
                                     CONTRACTS     RECEIVED
-------------------------------------------------------------
Beginning of year                      10,095     $ 2,707,097
-------------------------------------------------------------
Written                                42,275       9,820,842
-------------------------------------------------------------
Closed                                (34,928)     (8,534,311)
-------------------------------------------------------------
Exercised                             (12,185)     (3,319,028)
-------------------------------------------------------------
Expired                                (1,512)       (220,774)
=============================================================
End of year                             3,745     $   453,826
_____________________________________________________________
=============================================================


Open call option contracts written at October 31, 2002 were as follows:

                                                                     OCTOBER 31,
                                                                        2002            UNREALIZED
                       CONTRACT   STRIKE   NUMBER OF      PREMIUMS     MARKET          APPRECIATION
ISSUE                   MONTH     PRICE    CONTRACTS      RECEIVED      VALUE         (DEPRECIATION)
----------------------------------------------------------------------------------------------------
Affiliated Computer
 Services, Inc.-Class
 A                      Nov-02     $ 50        300        $ 42,599    $ 21,750           $ 20,849
----------------------------------------------------------------------------------------------------
Alliant Techsystems
 Inc.                   Nov-02       65        175          23,974      17,063              6,911
----------------------------------------------------------------------------------------------------
Forrest Laboratories
 Inc.                   Nov-02      100         20           4,840       3,550              1,290
----------------------------------------------------------------------------------------------------
Hotels.com-Class A      Nov-02       65        100          11,325      16,250             (4,925)
----------------------------------------------------------------------------------------------------
Microchip Technology
 Inc.                   Nov-02       25        900         142,952     101,250             41,702
----------------------------------------------------------------------------------------------------
Nextel
 Communications,
 Inc.-Class A           Nov-02       10      1,500         145,495     221,250            (75,755)
----------------------------------------------------------------------------------------------------
Quest Diagnostics
 Inc.                   Nov-02       65        100          21,699      17,750              3,949
----------------------------------------------------------------------------------------------------
Symantec Corp.          Nov-02       40        650          60,942      91,000            (30,058)
====================================================================================================
                                             3,745        $453,826    $489,863           $(36,037)
____________________________________________________________________________________________________
====================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF BENEFICIAL INTEREST

Distributions to Shareholders:

The tax character of distributions paid during the years ended October 31, 2002 and 2001 were as follows:

                                        2002        2001
------------------------------------------------------------
Distributions paid from long-term
  capital gain                          $--     $390,377,536
============================================================


Tax Components of Beneficial Interest:

As of October 31, 2002, the components of beneficial interest on a tax basis were as follows:

Unrealized appreciation
  (depreciation) -- investments                $   (64,198,108)
--------------------------------------------------------------
Temporary book/tax differences                          (6,681)
--------------------------------------------------------------
Capital loss carryforward                       (1,440,816,122)
--------------------------------------------------------------
Shares of beneficial interest                    1,903,878,159
==============================================================
                                               $   398,857,248
______________________________________________________________
==============================================================


  The difference between book-basis and tax basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the tax deferral of losses on wash sales and other deferrals. Amount includes appreciation (depreciation) on foreign currencies and options written of $(35,761).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the deferral of trustee compensation and retirement plan expenses.

  The Fund's capital loss carryforward expires as follows:

                                                CAPITAL LOSS
EXPIRATION                                      CARRYFORWARD
-------------------------------------------------------------
October 31, 2009                               $1,181,366,577
-------------------------------------------------------------
October 31, 2010                                  259,449,545
=============================================================
                                               $1,440,816,122
_____________________________________________________________
=============================================================

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2002 was $674,273,137 and $809,876,271, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                          $ 31,046,576
-------------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                           (95,208,923)
=============================================================
Net unrealized appreciation (depreciation) of
  investment securities                          $(64,162,347)
_____________________________________________________________
=============================================================
Cost of investments for tax purposes is $454,443,955.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

As a result of differing book/tax treatment of foreign currency transactions and net operating losses, shares of beneficial interest was decreased by $11,600,145, undistributed net investment income was increased by $11,874,127 and undistributed net realized gains was decreased by $273,982. This reclassification had no effect on the net assets of the Fund.


NOTE 11--SHARE INFORMATION

Changes in shares outstanding during the years ended October 31, 2002 and 2001 were as follows:

                                                                          2002                            2001
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      34,707,240*   $ 227,772,981*    20,449,981    $ 233,919,662
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,939,110       19,257,843      6,719,273       89,717,986
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,050,513        6,971,729      1,715,379       22,049,203
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                              --               --      8,804,839      178,558,019
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --      8,822,895      168,780,846
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        739,056       14,130,718
==========================================================================================================================
Reacquired:
  Class A                                                     (36,509,509)    (232,932,009)   (19,515,999)    (230,017,377)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (21,786,550)*   (141,260,459)*  (22,756,386)    (250,992,597)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,669,762)     (10,389,096)    (2,270,767)     (28,333,741)
==========================================================================================================================
                                                              (21,268,958)   $(130,579,011)     2,708,271    $ 197,812,719
__________________________________________________________________________________________________________________________
==========================================================================================================================

* Includes automatic conversion of 9,000,274 shares of Class B shares in the amount of $56,174,791 to 8,433,047 shares of Class A shares in the amount of $56,174,791.


                                     F5-57

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                    -------------------------------------------------------------------------
                                                                             YEAR ENDED OCTOBER 31,
                                                    -------------------------------------------------------------------------
                                                      2002           2001            2000                 1999         1998
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   7.41       $  30.61       $    26.44           $    16.28    $  18.04
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.12)(a)      (0.20)(a)         0.06(a)(b)          (0.25)      (0.17)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           (2.40)        (19.12)            7.23                10.97       (0.39)
=============================================================================================================================
    Total from investment operations                   (2.52)        (19.32)            7.29                10.72       (0.56)
=============================================================================================================================
Less distributions from net realized gains                --          (3.88)           (3.12)               (0.56)      (1.20)
=============================================================================================================================
Net asset value, end of period                      $   4.89       $   7.41       $    30.61           $    26.44    $  16.28
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                       (34.01)%       (71.16)%          27.52%               67.63%      (3.16)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $280,426       $438,702       $1,513,595           $1,023,124    $713,904
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                      2.01%(d)       1.98%            1.63%                1.77%       1.88%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                   2.56%(d)       2.03%            1.63%                1.77%       1.88%
=============================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (1.76)%(d)     (1.57)%           0.16%               (1.11)%     (0.93)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                  115%           173%             111%                 122%         75%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c) Includes adjustments in accordance with generally accepted accounting principals and does not include sales charges.
(d)  Ratios are based on average daily assets of $393,080,194.



                                     F5-58


                                                                                      CLASS B
                                                    ----------------------------------------------------------------------------

                                                                               YEAR ENDED OCTOBER 31,
                                                    ----------------------------------------------------------------------------
                                                      2002            2001           2000                1999             1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $   6.96        $  29.17      $    25.43           $  15.76         $  17.58
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                         (0.14)(a)       (0.25)(a)       (0.11)(a)(b)       (0.35)           (0.25)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                           (2.26)         (18.08)           6.97              10.58            (0.37)
================================================================================================================================
    Total from investment operations                   (2.40)         (18.33)           6.86              10.23            (0.62)
================================================================================================================================
Less distributions from net realized gains                --           (3.88)          (3.12)             (0.56)           (1.20)
================================================================================================================================
Net asset value, end of period                      $   4.56        $   6.96      $    29.17           $  25.43         $  15.76
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                       (34.48)%        (71.30)%         26.87%             66.84%           (3.67)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $102,470        $287,394      $1,414,915           $898,400         $614,715
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                      2.51%(d)        2.48%           2.13%              2.28%            2.38%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                   3.06%(d)        2.53%           2.13%              2.28%            2.38%
================================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                           (2.26)%(d)      (2.07)%         (0.34)%            (1.62)%          (1.43)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate                                  115%            173%            111%               122%              75%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c) Includes adjustments in accordance with generally accepted accounting principals and does not include contingent deferred sales charges.
(d)  Ratios are based on average daily net assets of $195,277,846.



                                     F5-59


                                                                               CLASS C
                                                    --------------------------------------------------------------
                                                                                                    MARCH 1, 1999
                                                                                                    (DATE SALES
                                                            YEAR ENDED OCTOBER 31,                  COMMENCED) TO
                                                    ---------------------------------------         OCTOBER 31,
                                                     2002         2001               2000              1999
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                $  6.96      $ 29.16           $  25.43            $ 19.23
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        (0.14)(a)    (0.25)(a)          (0.11)(a)(b)       (0.11)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          (2.26)      (18.07)              6.96               6.31
==================================================================================================================
    Total from investment operations                  (2.40)      (18.32)              6.85               6.20
==================================================================================================================
Less distributions from net realized gains               --        (3.88)             (3.12)                --
==================================================================================================================
Net asset value, end of period                      $  4.56      $  6.96           $  29.16            $ 25.43
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(c)                                      (34.48)%     (71.29)%            26.83%             32.24%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)            $15,961      $28,652           $114,667            $12,352
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                     2.51%(d)     2.48%              2.13%              2.28%(e)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                  3.06%(d)     2.53%              2.13%              2.28%(e)
==================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                          (2.26)%(d)   (2.07)%            (0.34)%            (1.62)%(e)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate                                 115%         173%               111%               122%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c) Includes adjustments in accordance with generally accepted accounting principals and does not include contingent deferred sales charges and is not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $24,228,588.
(e)  Annualized.



                                     F5-60

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-95.15%

ARGENTINA-0.00%

Banco Hipotecario S.A.-Wts., expiring
  02/02/04 (Banks) (Acquired 01/28/99; Cost
  $30,850)(a)(b)(c)(d)                                 617   $          0
=========================================================================

BRAZIL-10.54%

Brasil Telecom Participacoes S.A.-ADR
  (Integrated Telecommunication Services)           16,300        577,020
-------------------------------------------------------------------------
Brasil Telecom Participacoes S.A.-Pfd.
  (Integrated Telecommunication Services)      354,771,000      2,498,387
-------------------------------------------------------------------------
Companhia Siderurgica Nacional S.A. (Steel)     53,676,000      1,063,932
-------------------------------------------------------------------------
Petroleo Brasileiro S.A.-ADR (Integrated Oil
  & Gas)                                           197,800      3,384,358
-------------------------------------------------------------------------
Tele Centro Oeste Celular Participacoes
  S.A.-ADR (Wireless Telecommunication
  Services)                                        256,200      1,439,844
-------------------------------------------------------------------------
Tele Norte Leste Participacoes S.A.-ADR
  (Integrated Telecommunication Services)          292,234      3,170,739
-------------------------------------------------------------------------
Telesp Celular Participacoes S.A.-Pfd.
  (Wireless Telecommunication Services)        760,769,000      1,165,589
-------------------------------------------------------------------------
Uniao de Bancos Brasileiros S.A.-GDR (Banks)       102,916      1,867,925
-------------------------------------------------------------------------
Votorantim Celulose e Papel S.A.-ADR (Paper
  Products)                                         52,254        992,826
-------------------------------------------------------------------------
Votorantim Celulose e Papel S.A.-Pfd. (Paper
  Products)                                     28,087,000      1,070,413
=========================================================================
                                                               17,231,033
=========================================================================

CHINA-2.06%

Anhui Conch Cement Co. Ltd.-Class H
  (Construction Materials)                       2,702,000      1,247,229
-------------------------------------------------------------------------
China Petroleum and Chemical Corp. (Sinopec)-
  Class H (Integrated Oil & Gas)                10,700,000      2,112,821
=========================================================================
                                                                3,360,050
=========================================================================

CZECH REPUBLIC-0.81%

Komercni Banka A.S.-GDR (Banks)                     57,700      1,326,523
=========================================================================

EGYPT-0.58%

Orascom Construction Industries (Construction
  & Engineering)                                   139,106        954,406
=========================================================================

HONG KONG-1.00%

Swire Pacific Ltd.-Class A (Multi-Sector
  Holdings)                                        414,000      1,640,287
=========================================================================

HUNGARY-1.24%

OTP Bank Rt.-GDR REGS (Banks) (Acquired
  01/14/03-04/15/03; Cost $1,986,493)(a)            94,300      2,034,994
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

HUNGARY - (CONTINUED)

Technoimpex (Multi-Sector Holdings)(b)(c)(e)         1,400              0
=========================================================================
                                                                2,034,994
=========================================================================

INDIA-4.97%

Bharti Televentures Ltd.-Equity Participation
  Ctfs., expiring 01/30/04 (Goldman Sachs)
  (Integrated Telecommunication Services)(e)     1,100,000   $    785,400
-------------------------------------------------------------------------
HDFC Bank Ltd.-ADR (Banks)                          46,261        757,755
-------------------------------------------------------------------------
India Consumer & Financials Index-Equity
  Participation Ctfs., expiring 02/06/04
  (Goldman Sachs) (Diversified Financial
  Services) (Acquired 01/30/03-04/17/03; Cost
  $4,182,495)(a)(e)                                  3,374      3,825,812
-------------------------------------------------------------------------
India Technology Index-Equity Participation
  Ctfs., expiring 02/06/04 (Goldman Sachs)
  (Computer Hardware) (Acquired 01/30/03;
  Cost $1,929,572)(a)(e)                             7,910      1,298,189
-------------------------------------------------------------------------
Tata Engineering & Locomotive Co. Ltd.-Equity
  Participation Ctfs., expiring 01/05/04
  (Salomon Smith Barney) (Construction, Farm
  Machinery & Heavy Trucks) (Acquired
  03/19/03; Cost $1,472,953)(a)(e)                 453,300      1,448,747
=========================================================================
                                                                8,115,903
=========================================================================

INDONESIA-3.22%

PT Astro Agro Lestari TBK (Agricultural
  Products)                                      6,400,000      1,125,007
-------------------------------------------------------------------------
PT Bank Pan Indonesia TBK (Banks)(e)            54,000,000      1,462,740
-------------------------------------------------------------------------
PT Telekomunikusi Indonesia (Integrated
  Telecommunication Services)                    5,661,500      2,675,598
=========================================================================
                                                                5,263,345
=========================================================================

ISRAEL-2.63%

NICE Systems Ltd.-ADR (Telecommunications
  Equipment)(e)                                     59,100        721,020
-------------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                 76,600      3,577,220
=========================================================================
                                                                4,298,240
=========================================================================

LUXEMBOURG-0.99%

Tenaris S.A.-ADR (Oil & Gas Equipment &
  Services)(e)                                      68,768      1,616,048
=========================================================================

MALAYSIA-3.69%

Genting Berhad (Casinos & Gambling)                761,000      2,403,158
-------------------------------------------------------------------------
IOI Corp. Berhad (Agricultural Products)         1,098,000      1,459,184
-------------------------------------------------------------------------
Tanjong Public Ltd. Co. (Casinos & Gambling)       881,000      2,167,724
=========================================================================
                                                                6,030,066
=========================================================================

MEXICO-8.33%

Alfa S.A.-Class A (Industrial Conglomerates)       802,000      1,371,241
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
MEXICO-(CONTINUED)

America Movil S.A. de C.V.-Series L-ADR
  (Wireless Telecommunication Services)            155,800   $  2,612,766
-------------------------------------------------------------------------
Cemex S.A. de CV-Wts., expiring 12/21/04
  (Construction Materials) (Acquired
  12/16/99; Cost $7,704)(a)(b)(d)                   22,000          7,287
-------------------------------------------------------------------------
Fomento Economico Mexicano, S.A. de C.V.-ADR
  (Soft Drinks)                                     99,424      3,774,135
-------------------------------------------------------------------------
Grupo Financiero BanCrecer S.A. de
  C.V.-Series B (Diversified Financial
  Services)(e)                                           1              0
-------------------------------------------------------------------------
Grupo Financiero Banorte S.A. de C.V.-Class O
  (Banks)                                          492,000      1,372,299
-------------------------------------------------------------------------
Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Banks)(e)                             2,054,490      1,791,386
-------------------------------------------------------------------------
Grupo Posadas S.A.-Series L (Hotels, Resorts
  & Cruise Lines)(e)                               202,300         71,543
-------------------------------------------------------------------------
Grupo Televisa S.A.-ADR (Broadcasting & Cable
  TV)(e)                                            86,028      2,610,090
=========================================================================
                                                               13,610,747
=========================================================================

PHILIPPINES-0.48%

SM Prime Holdings, Inc. (Real Estate
  Management & Development)                      8,378,000        782,319
=========================================================================

RUSSIA-7.49%

LUKOIL Holding-ADR (Integrated Oil & Gas)           51,858      3,569,905
-------------------------------------------------------------------------
Mobile Telesystems-ADR (Wireless
  Telecommunication Services)(e)                    78,300      3,758,400
-------------------------------------------------------------------------
YUKOS-ADR (Integrated Oil & Gas)                    28,000      4,914,000
=========================================================================
                                                               12,242,305
=========================================================================

SOUTH AFRICA-6.08%

Anglo American Platinum Corp. Ltd. (Precious
  Metals & Minerals)                                62,300      1,748,604
-------------------------------------------------------------------------
Barloworld Ltd. (Industrial Conglomerates)         121,900        836,069
-------------------------------------------------------------------------
Gold Fields Ltd. (Gold)                            178,700      1,816,946
-------------------------------------------------------------------------
Impala Platinum Holdings Ltd. (Precious
  Metals & Minerals)                                37,101      1,837,643
-------------------------------------------------------------------------
Sappi Ltd. (Paper Products)                         78,800        974,673
-------------------------------------------------------------------------
Standard Bank Group (Banks)                        677,900      2,723,464
=========================================================================
                                                                9,937,399
=========================================================================

SOUTH KOREA-19.71%

Daishin Securities Co.-Pfd. (Diversified
  Financial Services)                              378,300      2,136,795
-------------------------------------------------------------------------
Hyundai Development Co. (Construction &
  Engineering)                                     254,000      1,627,106
-------------------------------------------------------------------------
Kangwon Land Inc. (Casinos & Gambling)              25,500      2,330,589
-------------------------------------------------------------------------
Kookmin Bank-ADR (Banks)                           211,883      5,837,377
-------------------------------------------------------------------------
KT Corp.-ADR (Integrated Telecommunication
  Services)                                        149,300      3,021,832
-------------------------------------------------------------------------
POSCO-ADR (Steel)                                  138,900      2,854,395
-------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
SOUTH KOREA-(CONTINUED)

Samsung Electronics Co., Ltd.-GDR REGS
  (Electronic Equipment & Instruments)
  (Acquired 07/25/01-01/02/02; Cost
  $1,574,373)(a)(b)                                 44,200   $  2,709,460
-------------------------------------------------------------------------
Samsung Electronics Co., Ltd.-GDR REGS
  (Electronic Equipment & Instruments)
  (Acquired 11/03/00-08/29/01; Cost
  $2,632,053)(a)(b)                                 32,023      4,006,077
-------------------------------------------------------------------------
Samsung Electronics Co., Ltd.-Pfd.
  (Electronic Equipment & Instruments)              11,300      1,386,332
-------------------------------------------------------------------------
Shinhan Financial Group Co., Ltd. (Banks)          292,760      2,892,647
-------------------------------------------------------------------------
Shinsegae Co., Ltd. (Department Stores)(e)          13,600      1,623,714
-------------------------------------------------------------------------
SK Telecom Co., Ltd.-ADR (Wireless
  Telecommunication Services)                      118,092      1,794,998
=========================================================================
                                                               32,221,322
=========================================================================

TAIWAN-10.73%

Asustek Computer, Inc.-GDR (Computer
  Hardware)(e)                                     664,000      1,334,640
-------------------------------------------------------------------------
Chinatrust Commercial Bank-Equity
  Participation Ctfs., expiring 07/18/03 (ABN
  AMRO) (Banks) (Acquired 07/19/02-09/20/02;
  Cost $3,985,611)(a)(b)(e)                      4,782,580      3,732,804
-------------------------------------------------------------------------
Hon Hai Precision Industry Co., Ltd.-GDR REGS
  (Computer Storage & Peripherals) (Acquired
  08/14/02-03/10/03; Cost $1,511,234)(a)           205,105      1,327,029
-------------------------------------------------------------------------
MediaTek Inc.-Equity Participation Ctfs.,
  expiring 01/17/06 (Salomon Smith Barney)
  (Semiconductors) (Acquired
  03/10/03-04/18/03; Cost $1,877,823)(a)(e)        239,400      1,961,644
-------------------------------------------------------------------------
Quanta Computers Inc.-Equity Participation
  Ctfs., expiring 01/08/04 (UBS A.G.)
  (Computer Hardware)(e)                         1,306,900      2,274,006
-------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co. Ltd.-
  Equity Participation Ctfs., expiring
  01/14/05 (ABN AMRO) (Semiconductors)
  (Acquired 01/02/03-03/10/03; Cost
  $6,485,394)(a)(e)                              5,035,058      6,906,086
=========================================================================
                                                               17,536,209
=========================================================================

THAILAND-4.16%

Bangkok Bank Public Co. Ltd.-NVDR
  (Banks)(c)(e)                                  2,869,000      3,520,451
-------------------------------------------------------------------------
Siam Commercial Bank PCL-$1.37 Conv. Pfd.
  (Banks)                                        3,103,400      2,466,182
-------------------------------------------------------------------------
Siam Panich Leasing PCL-NVDR (Consumer
  Finance)(c)                                    1,086,100        805,976
=========================================================================
                                                                6,792,609
=========================================================================

TURKEY-1.18%

Haci Omer Sabanci Holding A.S. (Multi-Sector
  Holdings)                                    481,759,257      1,084,766
-------------------------------------------------------------------------
Koc Holding A.S. (Multi-Sector Holdings)(e)     83,299,000        840,705
=========================================================================
                                                                1,925,471
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

UNITED KINGDOM-5.26%

Anglo American PLC (Diversified Metals &
  Mining)                                          593,200   $  8,602,306
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $143,727,010)                           155,521,582
=========================================================================
                                                PRINCIPAL
                                                 AMOUNT

BONDS-0.00%

BRAZIL-0.00%

Companhia Vale Do Rio Doce, Non Conv. Bonds
  (Diversified Metals & Mining), 0.00%,
  12/31/09 (Cost $0)(c)(f)(g)             BRL          276              0
=========================================================================
                                                 SHARES

MONEY MARKET FUNDS-4.63%

STIC Liquid Assets Portfolio(h)                  3,789,271      3,789,271
-------------------------------------------------------------------------
STIC Prime Portfolio(h)                          3,789,271      3,789,271
=========================================================================
    Total Money Market Funds (Cost
      $7,578,542)                                               7,578,542
=========================================================================
TOTAL INVESTMENTS-99.78% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $151,305,552)                 163,100,124
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-7.13%

STIC Liquid Assets Portfolio(h)(i)               5,824,736   $  5,824,736
-------------------------------------------------------------------------
STIC Prime Portfolio(h)(i)                       5,824,736      5,824,736
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $11,649,472)                                       11,649,472
=========================================================================
TOTAL INVESTMENTS-106.91% (Cost $162,955,024)                 174,749,596
=========================================================================
OTHER ASSETS LESS LIABILITIES-(6.91%)                         (11,300,962)
=========================================================================
NET ASSETS-100.00%                                           $163,448,634
_________________________________________________________________________
=========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
BRL    - Brazilian Dollars
Conv.  - Convertible
Ctfs   - Certificates
GDR    - Global Depositary Receipt
NVDR   - Non-voting Depository Receipt
Pfd.   - Preferred
REGS   - Regulation S
Wts.   - Warrants

Notes to Schedule of Investments:

(a) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at 04/30/03 was $29,258,129, which represented 17.90% of the Fund's net assets.
(b) Security considered to be illiquid. The aggregate market value of these securities at 04/30/03 was $10,455,628 which represented 6.40% of the Fund's net assets.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(e) Non-income producing security.
(f) Foreign denominated security. Par value is denominated in currency indicated.
(g) Zero coupon bond issued at a discount and acquired through a corporate action.
(h) The money market fund and the Fund are affiliated by having the same investment advisor.
(i) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $162,955,024)*                               $ 174,749,596
------------------------------------------------------------
Foreign currencies, at value (cost $519,810)         526,169
------------------------------------------------------------
Receivables for:
  Investments sold                                 1,282,904
------------------------------------------------------------
  Fund shares sold                                 3,059,907
------------------------------------------------------------
  Dividends                                        1,075,729
------------------------------------------------------------
Investment for deferred compensation plan              4,897
------------------------------------------------------------
Other assets                                          26,528
============================================================
     Total assets                                180,725,730
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            3,251,862
------------------------------------------------------------
  Fund shares reacquired                           1,692,254
------------------------------------------------------------
  Deferred compensation plan                           4,897
------------------------------------------------------------
  Collateral upon return of securities loaned     11,649,472
------------------------------------------------------------
Accrued distribution fees                            208,544
------------------------------------------------------------
Accrued trustees' fees                                   741
------------------------------------------------------------
Accrued transfer agent fees                          160,206
------------------------------------------------------------
Accrued operating expenses                           309,120
============================================================
     Total liabilities                            17,277,096
============================================================
Net assets applicable to shares outstanding    $ 163,448,634
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 427,931,807
------------------------------------------------------------
Undistributed net investment income                  559,586
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                    (276,844,727)
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               11,801,968
============================================================
                                               $ 163,448,634
____________________________________________________________
============================================================


NET ASSETS:

Class A                                        $ 136,204,783
____________________________________________________________
============================================================
Class B                                        $  24,306,528
____________________________________________________________
============================================================
Class C                                        $   2,937,323
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           18,415,531
____________________________________________________________
============================================================
Class B                                            3,328,149
____________________________________________________________
============================================================
Class C                                              402,822
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $        7.40
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $7.40 divided by
       95.25%)                                 $        7.77
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                     $        7.30
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                     $        7.29
____________________________________________________________
============================================================

* At April 30, 2003, securities with an aggregate market value of $11,727,543 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $213,016)        $  2,168,068
--------------------------------------------------------------------------
Dividends from affiliated money market funds                        20,979
--------------------------------------------------------------------------
Interest                                                               223
--------------------------------------------------------------------------
Security lending income                                             42,798
==========================================================================
     Total investment income                                     2,232,068
==========================================================================


EXPENSES:

Advisory fees                                                      771,267
--------------------------------------------------------------------------
Administrative services fees                                        24,795
--------------------------------------------------------------------------
Custodian fees                                                      60,294
--------------------------------------------------------------------------
Distribution fees -- Class A                                       303,487
--------------------------------------------------------------------------
Distribution fees -- Class B                                       142,498
--------------------------------------------------------------------------
Distribution fees -- Class C                                        14,920
--------------------------------------------------------------------------
Transfer agent fees                                                596,218
--------------------------------------------------------------------------
Trustees' fees                                                       4,758
--------------------------------------------------------------------------
Other                                                              122,587
==========================================================================
     Total expenses                                              2,040,824
==========================================================================
Less: Fees waived and expenses paid indirectly                    (372,480)
==========================================================================
     Net expenses                                                1,668,344
==========================================================================
Net investment income                                              563,724
==========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                        (10,207,712)
--------------------------------------------------------------------------
  Foreign currencies                                               (69,527)
==========================================================================
                                                               (10,277,239)
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         19,549,498
--------------------------------------------------------------------------
  Foreign currencies                                                23,373
==========================================================================
                                                                19,572,871
==========================================================================
Net gain from investment securities and foreign currencies       9,295,632
==========================================================================
Net increase in net assets resulting from operations          $  9,859,356
__________________________________________________________________________
==========================================================================


See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                                APRIL 30,       OCTOBER 31,
                                                                  2003             2002
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $     563,724    $    (433,539)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (10,277,239)      (3,181,583)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            19,572,871       24,983,345
============================================================================================
    Net increase in net assets resulting from operations          9,859,356       21,368,223
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                                --       (1,561,040)
--------------------------------------------------------------------------------------------
  Class B                                                                --         (329,075)
--------------------------------------------------------------------------------------------
  Class C                                                                --          (12,188)
============================================================================================
    Net increase (decrease) in net assets resulting from
     distributions                                                       --       (1,902,303)
============================================================================================
Share transactions-net:
  Class A                                                         4,375,225        2,526,300
--------------------------------------------------------------------------------------------
  Class B                                                        (8,740,924)     (28,318,242)
--------------------------------------------------------------------------------------------
  Class C                                                           121,334          681,781
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          (4,244,365)     (25,110,161)
============================================================================================
    Net increase (decrease) in net assets                         5,614,991       (5,644,241)
============================================================================================

NET ASSETS:

  Beginning of period                                           157,833,643      163,477,884
============================================================================================
  End of period                                               $ 163,448,634    $ 157,833,643
____________________________________________________________________________________________
============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Developing Markets Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital and its secondary objective is income, to the extent consistent with seeking growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO Asset Management Limited is the Fund's sub-advisor and sub-administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to waive fees and reimburse expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit total operating expenses of Class A shares to 2.00%. To the extent that the annualized expense ratio does not exceed the contractual expense limitation, AIM will retain the ability to be reimbursed for such fee waivers or reimbursements prior to the end of each committed period. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $370,830.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $24,795 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $334,226 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Rule 12b-1 Plan fees on Class A shares issued as a result of conversion of shares from G.T. Developing Markets Fund, Inc. on October 31, 1997 and in connection with the AIM Eastern Europe Fund reorganization on September 10, 1999 are limited to 0.25% of the average net assets of the Fund's Class A shares issued in connection with such transactions. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B and Class C shares paid $303,487, $142,498 and $14,920 respectively.

    Front-end sales commissions and contingent deferred sales charges ("sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2003, AIM Distributors retained $4,831 in front-end sales commissions from the sale of Class A shares and $0, $264, and $797 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemption by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $1,360 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $390 and reductions in custodian fees of $1,260 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,650.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility with a syndicate administered by Citibank, N.A. expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.


NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, securities with an aggregate value of $11,727,543 were on loan to brokers. The loans were secured by cash collateral of $11,649,472 received by the Fund and invested in affiliated money market funds. For the six months ended April 30, 2003, the Fund received fees of $42,798 for securities lending.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                              CAPITAL
EXPIRATION                               LOSS CARRYFORWARD
----------------------------------------------------------
October 31, 2003                           $  4,421,874
----------------------------------------------------------
October 31, 2005                             92,557,012
----------------------------------------------------------
October 31, 2006                             77,587,890
----------------------------------------------------------
October 31, 2007                              9,273,499
----------------------------------------------------------
October 31, 2008                             15,085,807
----------------------------------------------------------
October 31, 2009                             59,191,538
----------------------------------------------------------
October 31, 2010                              7,382,000
==========================================================
Total capital loss carryforward            $265,499,620
__________________________________________________________
==========================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $58,596,025 and $65,553,353, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 21,449,771
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (10,465,866)
===========================================================
Net unrealized appreciation of investment
  securities                                   $ 10,983,905
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $163,765,691.

NOTE 9--SHARE INFORMATION


The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                  YEAR ENDED
                                                                    APRIL 30, 2003                OCTOBER 31, 2002
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      7,724,698    $ 55,449,596     16,547,680    $ 131,599,244
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        269,363       1,963,269      1,757,089       14,693,888
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,821,762      12,941,490      4,399,753       35,723,849
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --        154,286        1,189,539
------------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --         36,032          276,365
------------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --          1,387           10,628
========================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                        686,762       4,928,741      2,436,361       20,184,741
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (694,700)     (4,928,741)    (2,460,236)     (20,184,741)
========================================================================================================================
Reacquired:
  Class A                                                     (7,782,976)    (56,003,112)   (18,869,366)    (150,447,224)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (812,658)     (5,775,452)    (2,926,977)     (23,103,754)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,790,300)    (12,820,156)    (4,299,081)     (35,052,696)
========================================================================================================================
                                                                (578,049)   $ (4,244,365)    (3,223,072)   $ (25,110,161)
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                CLASS A
                                          ------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                                YEAR ENDED OCTOBER 31,
                                          APRIL 30,        -------------------------------------------------------------------
                                            2003             2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   6.96        $   6.32       $   8.89       $   9.86       $   7.53       $ 12.56
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                 0.03           (0.01)(a)       0.15(a)        0.01(a)        0.06(a)       0.39(a)(b)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.41            0.74          (2.67)         (0.95)          2.36         (5.10)
==============================================================================================================================
    Total from investment operations           0.44            0.73          (2.52)         (0.94)          2.42         (4.71)
==============================================================================================================================
Redemptions fees retained                        --              --             --           0.01           0.03          0.28
==============================================================================================================================
Less distributions from net investment
  income                                         --           (0.09)         (0.05)         (0.04)         (0.12)        (0.60)
==============================================================================================================================
Net asset value, end of period             $   7.40        $   6.96       $   6.32       $   8.89       $   9.86       $  7.53
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(c)                                6.32%          11.37%        (28.51)%        (9.52)%        33.11%       (37.09)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $136,205        $123,812       $110,756       $136,160       $157,198       $87,517
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                             2.01%(d)        1.84%          1.76%          1.87%          1.91%         1.93%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                          2.48%(d)        2.35%          2.26%          1.95%          2.38%         2.34%
==============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                           0.81%(d)       (0.07)%         1.95%          0.05%          0.68%         3.84%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate(e)                       38%            109%           144%           192%           125%          111%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d) Ratios are annualized and based on average daily net assets of $127,775,116.
(e)  Not annualized for periods less than one year.


                                                                            CLASS B
                                     --------------------------------------------------------------------------------------
                                                                                                           NOVEMBER 3, 1997
                                     SIX MONTHS                                                            (DATE SALES
                                      ENDED                     YEAR ENDED OCTOBER 31,                     COMMENCED) TO
                                     APRIL 30,     -------------------------------------------------       OCTOBER 31,
                                       2003         2002          2001          2000          1999             1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
  period                              $  6.89      $  6.25       $  8.79       $  9.79       $  7.49           $  12.56
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)           0.01        (0.05)(a)      0.11(a)      (0.06)(a)      0.01(a)            0.31(a)(b)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)       0.40         0.73         (2.65)        (0.94)         2.37              (5.07)
===========================================================================================================================
    Total from investment
      operations                         0.41         0.68         (2.54)        (1.00)         2.38              (4.76)
===========================================================================================================================
Redemptions fees retained                  --           --            --            --            --               0.28
===========================================================================================================================
Less distributions from net
  investment income                        --        (0.04)           --            --         (0.08)             (0.59)
===========================================================================================================================
Net asset value, end of period        $  7.30      $  6.89       $  6.25       $  8.79       $  9.79           $   7.49
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                          5.95%       10.85%       (28.90)%      (10.21)%       32.14%            (39.76)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                            $24,307      $31,465       $51,040       $79,754       $49,723           $    154
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                       2.53%(d)     2.38%         2.35%         2.47%         2.51%              2.68%(e)
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                    3.00%(d)     2.89%         2.85%         2.55%         2.98%              3.09%(e)
===========================================================================================================================
Ratio of net investment income
  (loss) to average net assets           0.29%(d)    (0.61)%        1.36%        (0.56)%        0.08%              3.09%(e)
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(f)                 38%         109%          144%          192%          125%               111%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects an interest payment received from the conversion of Vnesheconombank loan agreements of $0.14 per share.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for period less than one year.
(d) Ratios are annualized and based on average daily net assets of $28,735,858.
(e)  Annualized.
(f)  Not annualized for periods less than one year.


                                                                                CLASS C
                                       ------------------------------------------------------------------------------------------
                                                                                                                    MARCH 1, 1999
                                           SIX MONTHS                                                               (DATE SALES
                                             ENDED                             YEAR ENDED OCTOBER 31,               COMMENCED) TO
                                           APRIL 30,                     -----------------------------------        OCTOBER 31,
                                              2003                        2002         2001           2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 6.88                $ 6.25       $  8.79        $  9.79           $ 7.47
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       0.01                 (0.05)(a)      0.10(a)       (0.06)(a)           --(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities
    (both realized and unrealized)                   0.40                  0.72         (2.64)         (0.94)            2.32
=================================================================================================================================
    Total from investment operations                 0.41                  0.67         (2.54)         (1.00)            2.32
=================================================================================================================================
Less distributions from net
  investment income                                    --                 (0.04)           --             --               --
=================================================================================================================================
Net asset value, end of period                     $ 7.29                $ 6.88       $  6.25        $  8.79           $ 9.79
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                      5.96%                10.69%       (28.90)%       (10.21)%          31.06%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s
  omitted)                                         $2,937                $2,557       $ 1,682        $ 1,618           $  412
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net
  assets:
  With fee waivers                                   2.53%(c)              2.38%         2.35%          2.47%            2.51%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                3.00%(c)              2.89%         2.85%          2.55%            2.98%(d)
=================================================================================================================================
Ratio of net investment income (loss)
  to average net assets                              0.29%(c)             (0.61)%        1.36%         (0.56)%           0.08%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                             38%                  109%          144%           192%             125%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with generally accepted accounting principles in the United States of America, does not include sales charges and is not annualized for period less than one year.
(c) Ratios are annualized and based on average daily net assets of $3,008,731.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--SUBSEQUENT EVENT

Effective as of the close of business on May 23, 2003, the Master Intergroup Sub-Advisory Contract between INVESCO Asset Management Limited and AIM was terminated.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-45.96%

INTEGRATED OIL & GAS-3.15%

Murphy Oil Corp.                                  31,600   $ 1,316,140
======================================================================

OIL & GAS DRILLING-8.83%

Grey Wolf, Inc.(a)                               156,400       633,420
----------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                     56,200     1,859,658
----------------------------------------------------------------------
Rowan Cos., Inc.(a)                               58,000     1,189,000
======================================================================
                                                             3,682,078
======================================================================

OIL & GAS EQUIPMENT & SERVICES-11.73%

BJ Services Co.(a)                                45,500     1,661,205
----------------------------------------------------------------------
Cooper Cameron Corp.(a)                           12,600       603,036
----------------------------------------------------------------------
Halliburton Co.                                   41,100       879,951
----------------------------------------------------------------------
Key Energy Services, Inc.(a)                     128,300     1,291,981
----------------------------------------------------------------------
Smith International, Inc.(a)                      12,800       455,168
======================================================================
                                                             4,891,341
======================================================================

OIL & GAS EXPLORATION & PRODUCTION-22.25%

Anadarko Petroleum Corp.                          15,000       666,000
----------------------------------------------------------------------
Apache Corp.                                      26,360     1,509,110
----------------------------------------------------------------------
BP Prudhoe Bay Royalty Trust                      73,700     1,085,601
----------------------------------------------------------------------
Burlington Resources Inc.                         29,900     1,384,669
----------------------------------------------------------------------
Cimarex Energy Co.(a)                             76,700     1,510,990
----------------------------------------------------------------------
EOG Resources, Inc.                               36,200     1,353,156
----------------------------------------------------------------------
Evergreen Resources, Inc.(a)                      19,100       908,205
----------------------------------------------------------------------
XTO Energy, Inc.                                  44,333       864,493
======================================================================
                                                             9,282,224
======================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $18,347,355)                   19,171,783
======================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-50.15%

BERMUDA-3.71%

Nabors Industries, Ltd. (Oil & Gas
  Drilling)(a)                                    27,900     1,093,680
----------------------------------------------------------------------
Weatherford International Ltd. (Oil & Gas
  Equipment & Services)(a)                        11,300       454,599
======================================================================
                                                             1,548,279
======================================================================

CANADA-38.26%

Algonquin Power Income Fund (Electric
  Utilities)                                      94,200       572,323
----------------------------------------------------------------------
Bonavista Petroleum Ltd. (Oil & Gas
  Exploration & Production)(a)                    60,500     1,417,969
----------------------------------------------------------------------

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------
CANADA-(CONTINUED)

Canadian Oil Sands Trust (Oil & Gas
  Exploration & Production) (Acquired
  02/21/03; Cost $295,290)(a)(b)(c)               12,700   $   303,503
----------------------------------------------------------------------
Canadian Superior Energy, Inc. (Oil & Gas
  Exploration & Production)(a)                   716,000       739,174
----------------------------------------------------------------------
CE Franklin Ltd. (Oil & Gas Equipment &
  Services)(a)                                   117,200       246,120
----------------------------------------------------------------------
Cequel Energy Inc. (Oil & Gas Exploration &
  Production)(a)                                 250,000     1,098,633
----------------------------------------------------------------------
Clean Power Income Fund (Electric Utilities)     252,500     1,602,783
----------------------------------------------------------------------
Compton Petroleum Corp. (Oil & Gas
  Exploration & Production)(a)                   320,900     1,197,555
----------------------------------------------------------------------
Defiant Energy Corp. (Oil & Gas Exploration &
  Production)(a)                                 146,700       245,591
----------------------------------------------------------------------
Ensign Resource Service Group, Inc. (Oil &
  Gas Drilling)                                   42,600       546,466
----------------------------------------------------------------------
Minefinders Corp., Ltd. (Precious Metals &
  Minerals)(a)                                    67,600       367,801
----------------------------------------------------------------------
Nexen Inc. (Oil & Gas Exploration &
  Production)                                     30,100       598,389
----------------------------------------------------------------------
Oiltec Resources Ltd. (Oil & Gas Exploration
  & Production)(a)                               126,700       106,055
----------------------------------------------------------------------
Penn West Petroleum Ltd. (Oil & Gas
  Exploration & Production)(a)                    50,000     1,334,054
----------------------------------------------------------------------
Southwestern Resources Corp. (Precious Metals
  & Minerals)(a)                                  58,900       525,893
----------------------------------------------------------------------
Stuart Energy Systems Corp. (Electrical
  Components & Equipment)(a)                      97,200       202,726
----------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)       107,300     1,765,630
----------------------------------------------------------------------
Talisman Energy Inc. (Oil & Gas Exploration &
  Production)                                     45,700     1,824,366
----------------------------------------------------------------------
Western Oil Sands Inc.-Class A (Oil & Gas
  Exploration & Production)(a)                    62,300     1,073,389
----------------------------------------------------------------------
Zargon Oil & Gas Ltd. (Oil & Gas Exploration
  & Production)(a)                                29,000       189,139
======================================================================
                                                            15,957,559
======================================================================

CAYMAN ISLANDS-4.36%

Noble Corp. (Oil & Gas Drilling)(a)               31,300       968,735
----------------------------------------------------------------------
Transocean Inc. (Oil & Gas Drilling)              44,700       851,535
======================================================================
                                                             1,820,270
======================================================================

FRANCE-2.55%

Total S.A. (Integrated Oil & Gas)                  8,104     1,064,677
======================================================================

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

UNITED KINGDOM-1.27%

BP PLC (Integrated Oil & Gas)                     83,230   $   527,962
======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $20,688,851)                          20,918,747
======================================================================

MONEY MARKET FUNDS-3.37%

STIC Liquid Assets Portfolio(d)                  703,341       703,341
----------------------------------------------------------------------
STIC Prime Portfolio(d)                          703,341       703,341
======================================================================
    Total Money Market Funds (Cost
      $1,406,682)                                            1,406,682
======================================================================
TOTAL INVESTMENTS-99.48% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $40,442,888)                41,497,212
______________________________________________________________________
======================================================================

                                                             MARKET
                                                SHARES        VALUE
----------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-5.43%

STIC Liquid Assets Portfolio(d)(e)             1,133,285   $ 1,133,285
----------------------------------------------------------------------
STIC Prime Portfolio(d)(e)                     1,133,286     1,133,286
======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $2,266,571)                                      2,266,571
======================================================================
TOTAL INVESTMENTS-104.91% (Cost $42,709,459)                43,763,783
======================================================================
OTHER ASSETS LESS LIABILITIES-(4.91%)                       (2,049,604)
======================================================================
NET ASSETS-100.00%                                         $41,714,179
______________________________________________________________________
======================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The market value of this security at 04/30/03 represented 0.73% of the Fund's net assets. This security is considered to be illiquid.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.
(e) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $42,709,459)*                                 $43,763,783
-----------------------------------------------------------
Foreign currencies, at value (cost $88,535)          89,261
-----------------------------------------------------------
Receivables for:
  Investments sold                                  218,601
-----------------------------------------------------------
  Fund shares sold                                   94,102
-----------------------------------------------------------
  Dividends                                          20,887
-----------------------------------------------------------
  Due from advisor                                   29,078
-----------------------------------------------------------
Investment for deferred compensation plan             4,471
-----------------------------------------------------------
Other assets                                         19,042
===========================================================
     Total assets                                44,239,225
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                            149,419
-----------------------------------------------------------
  Deferred compensation plan                          4,471
-----------------------------------------------------------
  Collateral upon return of securities loaned     2,266,571
-----------------------------------------------------------
Accrued distribution fees                            34,695
-----------------------------------------------------------
Accrued trustees' fees                                  704
-----------------------------------------------------------
Accrued transfer agent fees                          26,332
-----------------------------------------------------------
Accrued operating expenses                           42,854
===========================================================
     Total liabilities                            2,525,046
===========================================================
Net assets applicable to shares outstanding     $41,714,179
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                   $66,818,832
-----------------------------------------------------------
Undistributed net investment income (loss)          (81,607)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign currencies  (26,080,981)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               1,057,935
===========================================================
                                                $41,714,179
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                         $26,839,248
___________________________________________________________
===========================================================
Class B                                         $12,733,031
___________________________________________________________
===========================================================
Class C                                         $ 2,141,900
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           2,288,672
___________________________________________________________
===========================================================
Class B                                           1,119,136
___________________________________________________________
===========================================================
Class C                                             188,099
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     11.73
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $11.73 divided by
       95.25%)                                  $     12.31
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     11.38
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     11.39
___________________________________________________________
===========================================================

* At April 30, 2003, securities with an aggregate market value of $2,232,860 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $21,269)         $  298,819
------------------------------------------------------------------------
Dividends from affiliated money market funds                      12,498
------------------------------------------------------------------------
Interest                                                             312
------------------------------------------------------------------------
Security lending income                                            2,652
========================================================================
    Total investment income                                      314,281
========================================================================

EXPENSES:

Advisory fees                                                    175,228
------------------------------------------------------------------------
Administrative services fees                                      24,795
------------------------------------------------------------------------
Custodian fees                                                    17,398
------------------------------------------------------------------------
Distribution fees -- Class A                                      56,487
------------------------------------------------------------------------
Distribution fees -- Class B                                      57,755
------------------------------------------------------------------------
Distribution fees -- Class C                                       8,992
------------------------------------------------------------------------
Transfer agent fees                                               91,212
------------------------------------------------------------------------
Trustees' fees                                                     4,178
------------------------------------------------------------------------
Professional fees                                                 52,271
------------------------------------------------------------------------
Other                                                             36,796
========================================================================
    Total expenses                                               525,112
========================================================================
Less: Fees waived and expenses paid indirectly                  (133,008)
========================================================================
    Net expenses                                                 392,104
========================================================================
Net investment income (loss)                                     (77,823)
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                           82,539
------------------------------------------------------------------------
  Foreign currencies                                             (39,524)
========================================================================
                                                                  43,015
========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        1,529,898
------------------------------------------------------------------------
  Foreign currencies                                                 100
========================================================================
                                                               1,529,998
========================================================================
Net gain from investment securities and foreign currencies     1,573,013
========================================================================
Net increase in net assets resulting from operations          $1,495,190
________________________________________________________________________
========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                               APRIL 30,     OCTOBER 31,
                                                                 2003           2002
----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (77,823)   $  (105,851)
----------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                             43,015     (4,124,801)
----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                           1,529,998      4,568,085
========================================================================================
    Net increase in net assets resulting from operations        1,495,190        337,433
========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (123,777)       (71,556)
----------------------------------------------------------------------------------------
  Class B                                                         (14,961)          (220)
----------------------------------------------------------------------------------------
  Class C                                                          (2,310)           (16)
========================================================================================
    Net increase (decrease) in net assets resulting from
     distributions                                               (141,048)       (71,792)
========================================================================================
Share transactions-net:
  Class A                                                       8,136,179      5,662,718
----------------------------------------------------------------------------------------
  Class B                                                       1,586,734     (1,624,200)
----------------------------------------------------------------------------------------
  Class C                                                         739,969        421,819
========================================================================================
    Net increase in net assets resulting from share
     transactions                                              10,462,882      4,460,337
========================================================================================
    Net increase in net assets                                 11,817,024      4,725,978
========================================================================================

NET ASSETS:

  Beginning of period                                          29,897,155     25,171,177
========================================================================================
  End of period                                               $41,714,179    $29,897,155
________________________________________________________________________________________
========================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Energy Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. To the extent that the annualized expense ratio does not exceed the contractual expense limitation AIM will retain the ability to be reimbursed for such fee waivers or reimbursements prior to the end of each committed period. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). During the six months ended April 30, 2003, AIM waived fees of $132,729.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $24,795 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $50,034 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B and Class C shares paid $56,487, $57,755 and $8,992, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2003, AIM Distributors retained $4,291 in front-end sales commissions from the sale of Class A shares and $500, $0 and $653 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $1,241 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $265 and reductions in custodian fees of $14 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $279.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which were parties to the line of credit could borrow on a first come, first served basis. The funds, which were party to the line of credit, were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.


NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, securities with an aggregate value of $2,232,860 were on loan to brokers. The loans were secured by cash collateral of $2,266,571 received by the Portfolio and subsequently invested in affiliated money market funds. For the six months ended April 30, 2003 the Fund received fees of $2,652 for securities lending.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                    CAPITAL LOSS
EXPIRATION                                                          CARRYFORWARD
--------------------------------------------------------------------------------
October 31, 2006                                                    $20,054,017
--------------------------------------------------------------------------------
October 31, 2007                                                      1,450,461
--------------------------------------------------------------------------------
October 31, 2008                                                        338,540
--------------------------------------------------------------------------------
October 31, 2010                                                      4,180,954
================================================================================
Total capital loss carryforward                                     $26,023,972
________________________________________________________________________________
================================================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $70,858,512 and $60,501,520, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of investment securities           $1,724,265
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities           (808,233)
===============================================================================
Net unrealized appreciation of investment securities                 $  916,032
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $42,847,751.


NOTE 9--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                  SIX MONTHS ENDED                YEAR ENDED
                                                                   APRIL 30, 2003              OCTOBER 31, 2002
                                                              -------------------------    -------------------------
                                                               SHARES         AMOUNT        SHARES         AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     1,509,454    $ 17,980,865    1,249,640    $ 14,281,178
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       397,760       4,487,974      505,919       5,786,626
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       123,554       1,381,944      308,554       3,384,904
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        10,183         117,614        6,136          62,830
--------------------------------------------------------------------------------------------------------------------
  Class B                                                         1,175          13,197           18             180
--------------------------------------------------------------------------------------------------------------------
  Class C                                                           184           2,070            1              12
====================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                        42,059         507,816      123,071       1,378,868
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (46,106)       (507,816)    (127,313)     (1,378,868)
====================================================================================================================
Reacquired:
  Class A                                                      (902,178)    (10,470,116)    (905,005)    (10,060,158)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      (212,686)     (2,406,621)    (573,699)     (6,032,138)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (57,636)       (644,045)    (278,055)     (2,963,097)
====================================================================================================================
                                                                865,763    $ 10,462,882      309,267    $  4,460,337
____________________________________________________________________________________________________________________
====================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                              CLASS A
                                          --------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                              YEAR ENDED OCTOBER 31,
                                          APRIL 30,        ---------------------------------------------------------------
                                             2003           2002          2001          2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $ 11.10         $ 10.58       $ 12.22       $ 12.12       $ 10.95       $ 20.65
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.01)          (0.01)(a)      0.05(a)       0.02(a)       0.02(a)      (0.11)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.72            0.59         (1.69)         0.08          1.15         (8.91)
==========================================================================================================================
    Total from investment operations          0.71            0.58         (1.64)         0.10          1.17         (9.02)
==========================================================================================================================
Less distributions:
  Dividends from net investment income       (0.08)          (0.06)           --            --            --         (0.19)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains         --              --            --            --            --         (0.49)
==========================================================================================================================
    Total distributions                      (0.08)          (0.06)           --            --            --         (0.68)
==========================================================================================================================
Net asset value, end of period             $ 11.73         $ 11.10       $ 10.58       $ 12.22       $ 12.12       $ 10.95
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                               6.37%           5.56%       (13.42)%        0.74%        10.68%       (45.02)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $26,839         $18,076       $12,224       $12,638       $15,664       $19,463
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                            2.00%(c)        2.00%         2.00%         2.00%         2.00%         1.98%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                         2.74%(c)        2.76%         2.84%         2.80%         2.30%         2.29%
==========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (0.25)%(c)      (0.13)%        0.45%         0.18%         0.19%        (0.75)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(d)                     179%            152%          189%          105%          123%          201%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $22,782,060.
(d)  Not annualized for periods less than one year.

                                                                              CLASS B
                                          --------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                              YEAR ENDED OCTOBER 31,
                                          APRIL 30,        ---------------------------------------------------------------
                                             2003           2002          2001          2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $ 10.74         $ 10.23       $ 11.88       $ 11.84       $ 10.75       $ 20.37
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.04)          (0.07)(a)     (0.01)(a)     (0.04)(a)     (0.04)(a)     (0.18)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.70            0.58         (1.64)         0.08          1.13         (8.76)
==========================================================================================================================
    Total from investment operations          0.66            0.51         (1.65)         0.04          1.09         (8.94)
==========================================================================================================================
Less distributions:
  Dividends from net investment income       (0.02)          (0.00)           --            --            --         (0.19)
--------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains         --              --            --            --            --         (0.49)
==========================================================================================================================
    Total distributions                      (0.02)          (0.00)           --            --            --         (0.68)
==========================================================================================================================
Net asset value, end of period             $ 11.38         $ 10.74       $ 10.23       $ 11.88       $ 11.84       $ 10.75
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                               6.11%           4.99%       (13.89)%        0.34%        10.14%       (45.25)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $12,733         $10,510       $12,010       $13,710       $20,019       $28,996
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                            2.50%(c)        2.50%         2.50%         2.50%         2.50%         2.48%
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                         3.24%(c)        3.26%         3.34%         3.30%         2.80%         2.79%
==========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (0.75)%(c)      (0.63)%       (0.05)%       (0.32)%       (0.31)%       (1.25)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(d)                     179%            152%          189%          105%          123%          201%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $11,646,727.
(d)  Not annualized for periods less than one year.

                                                                                          CLASS C
                                                           ----------------------------------------------------------------------
                                                                                                                    MARCH 1, 1999
                                                           SIX MONTHS                                                (DATE SALES
                                                             ENDED               YEAR ENDED OCTOBER 31,             COMMENCED) TO
                                                           APRIL 30,        ---------------------------------        OCTOBER 31,
                                                              2003           2002         2001          2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $10.75         $10.24       $ 11.88       $11.84          $10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                (0.04)         (0.07)(a)     (0.01)(a)    (0.04)(a)       (0.03)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.70           0.58         (1.63)        0.08            1.87
=================================================================================================================================
    Total from investment operations                           0.66           0.51         (1.64)        0.04            1.84
=================================================================================================================================
Less dividends from net investment income                     (0.02)         (0.00)           --           --              --
=================================================================================================================================
Net asset value, end of period                               $11.39         $10.75       $ 10.24       $11.88          $11.84
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                6.10%          4.98%       (13.80)%       0.34%          18.40%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $2,142         $1,311       $   937       $  453          $   41
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                             2.50%(c)       2.50%         2.50%        2.50%           2.50%(d)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                          3.24%(c)       3.26%         3.34%        3.30%           2.80%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                      (0.75)%(c)     (0.63)%       (0.05)%      (0.32)%         (0.31)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate()(e)                                    179%           152%          189%         105%            123%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,813,351.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--SUBSEQUENT EVENT

The Board of Trustees of AIM Investment Funds ("Seller") unanimously approved, on June 11, 2003, an Agreement and Plan of Reorganization (the "Plan") pursuant to which AIM Global Energy Fund ("Selling Fund"), a series of Seller, would transfer all of its assets to INVESCO Energy Fund ("Buying Fund"), a series of INVESCO Sector Funds, Inc. ("the Reorganization"). As a result of the Reorganization, shareholders of Selling Fund would receive shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund would cease operations.

  The Plan requires approval of Selling Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or around September 25, 2003. If the Plan is approved by shareholders of Selling Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

  Effective on or about October 1, 2003, it is anticipated that Selling Fund will be closed to new investors.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-73.22%

BANKS-24.63%

Bank of America Corp.                              107,600   $  7,967,780
-------------------------------------------------------------------------
Bank of New York Co., Inc. (The)                    76,300      2,018,135
-------------------------------------------------------------------------
Bank One Corp.                                      42,000      1,514,100
-------------------------------------------------------------------------
Charter One Financial, Inc.                         69,150      2,008,807
-------------------------------------------------------------------------
Comerica Inc.                                       61,200      2,662,812
-------------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                         143,600      4,708,644
-------------------------------------------------------------------------
FleetBoston Financial Corp.                        124,200      3,293,784
-------------------------------------------------------------------------
KeyCorp                                            139,400      3,360,934
-------------------------------------------------------------------------
M&T Bank Corp.(a)                                   30,600      2,584,782
-------------------------------------------------------------------------
Mellon Financial Corp.                              44,403      1,174,459
-------------------------------------------------------------------------
Synovus Financial Corp.                            159,000      3,095,730
-------------------------------------------------------------------------
U.S. Bancorp                                       208,300      4,613,845
-------------------------------------------------------------------------
Wachovia Corp.                                      82,000      3,133,220
-------------------------------------------------------------------------
Wells Fargo & Co.                                  107,500      5,187,950
-------------------------------------------------------------------------
Zions Bancorp.                                      80,700      3,976,089
=========================================================================
                                                               51,301,071
=========================================================================

CONSUMER FINANCE-0.53%

MBNA Corp.                                          58,700      1,109,430
=========================================================================

DATA PROCESSING SERVICES-1.26%

DST Systems, Inc.(b)                                85,200      2,615,640
=========================================================================

DIVERSIFIED FINANCIAL SERVICES-28.37%

American Express Co.                               112,400      4,255,464
-------------------------------------------------------------------------
Charles Schwab Corp. (The)                         127,000      1,096,010
-------------------------------------------------------------------------
Citigroup Inc.                                     170,101      6,676,464
-------------------------------------------------------------------------
Fannie Mae                                          40,100      2,902,839
-------------------------------------------------------------------------
Federated Investors, Inc.-Class B                   53,500      1,460,015
-------------------------------------------------------------------------
Freddie Mac                                         65,200      3,775,080
-------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)(a)                  61,300      4,652,670
-------------------------------------------------------------------------
Investors Financial Services Corp.                  45,200        985,812
-------------------------------------------------------------------------
J.P. Morgan Chase & Co.                            130,800      3,838,980
-------------------------------------------------------------------------
Legg Mason, Inc.                                   108,200      5,875,260
-------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                       84,100      5,295,777
-------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                          165,300      6,785,565
-------------------------------------------------------------------------
Morgan Stanley                                     105,700      4,730,075
-------------------------------------------------------------------------
Neuberger Berman Inc.                               37,000      1,135,900
-------------------------------------------------------------------------
Principal Financial Group, Inc.                    121,000      3,521,100
-------------------------------------------------------------------------
State Street Corp.                                  60,200      2,108,806
=========================================================================
                                                               59,095,817
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


INSURANCE BROKERS-1.28%

Marsh & McLennan Cos., Inc.                         55,700   $  2,655,776
=========================================================================

IT CONSULTING & SERVICES-1.14%

SunGard Data Systems Inc.(b)                       110,000      2,365,000
=========================================================================

LIFE & HEALTH INSURANCE-2.91%

Nationwide Financial Services, Inc.-Class A         98,100      2,761,515
-------------------------------------------------------------------------
Prudential Financial, Inc.                          38,800      1,240,436
-------------------------------------------------------------------------
StanCorp Financial Group, Inc.                      38,500      2,067,450
=========================================================================
                                                                6,069,401
=========================================================================

MULTI-LINE INSURANCE-4.31%

American International Group, Inc.                  80,650      4,673,668
-------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)       69,200      2,820,592
-------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                        54,000      1,485,000
=========================================================================
                                                                8,979,260
=========================================================================

PROPERTY & CASUALTY INSURANCE-8.79%

Ambac Financial Group, Inc.                         56,600      3,302,610
-------------------------------------------------------------------------
Chubb Corp. (The)                                   30,000      1,586,700
-------------------------------------------------------------------------
MBIA Inc.                                           28,000      1,251,600
-------------------------------------------------------------------------
MGIC Investment Corp.                               54,000      2,454,840
-------------------------------------------------------------------------
PMI Group, Inc. (The)                               82,000      2,527,240
-------------------------------------------------------------------------
Radian Group Inc.                                   82,000      3,255,400
-------------------------------------------------------------------------
St. Paul Cos., Inc. (The)                           60,800      2,087,872
-------------------------------------------------------------------------
Travelers Property Casualty Corp.-Class B          113,800      1,849,250
=========================================================================
                                                               18,315,512
=========================================================================
    Total Domestic Common Stocks (Cost
      $150,476,543)                                           152,506,907
=========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-20.24%

AUSTRALIA-1.20%

St. George Bank Ltd. (Banks)                       202,000      2,505,949
=========================================================================

BERMUDA-3.52%

Everest Re Group, Ltd. (Reinsurance)                61,000      4,248,650
-------------------------------------------------------------------------
Willis Group Holdings Ltd. (Insurance
  Brokers)                                          98,500      3,072,215
=========================================================================
                                                                7,320,865
=========================================================================

CANADA-0.99%

Royal Bank of Canada (Banks)                        49,500      2,064,802
=========================================================================

CAYMAN ISLANDS-1.17%

ACE Ltd. (Property & Casualty Insurance)            73,900      2,444,612
=========================================================================

FRANCE-0.72%

BNP Paribas S.A. (Banks)                            31,800      1,495,468
=========================================================================


                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------

HONG KONG-0.95%

Dah Sing Financial Group (Banks)                   434,000   $  1,981,062
=========================================================================

IRELAND-4.56%

Allied Irish Banks PLC (Banks)                      78,900      1,212,999
-------------------------------------------------------------------------
Anglo Irish Bank Corp. PLC (Banks)                 858,800      6,471,912
-------------------------------------------------------------------------
Bank of Ireland (Banks)                            148,200      1,814,441
=========================================================================
                                                                9,499,352
=========================================================================

ITALY-1.96%

Banco Popolare di Verona e Novara Scrl
  (Banks)                                          146,310      1,990,881
-------------------------------------------------------------------------
UniCredito Italiano S.p.A. (Banks)                 477,400      2,092,421
=========================================================================
                                                                4,083,302
=========================================================================

MEXICO-1.00%

Grupo Financiero BBVA Bancomer, S.A. de C.V.-
  Class B (Banks)(b)                             2,392,900      2,086,459
=========================================================================

SPAIN-1.92%

Banco Popular Espanol S.A. (Banks)                  82,400      4,002,190
=========================================================================

UNITED KINGDOM-2.25%

Man Group PLC (Diversified Financial
  Services)                                         81,700      1,378,967
-------------------------------------------------------------------------
Northern Rock PLC (Banks)                           56,950        651,902
-------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Banks)           101,000      2,651,607
=========================================================================
                                                                4,682,476
=========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $32,391,176)                             42,166,537
=========================================================================

                                                                MARKET
                                                 SHARES         VALUE
-------------------------------------------------------------------------


MONEY MARKET FUNDS-6.93%

STIC Liquid Assets Portfolio(c)                  7,217,621   $  7,217,621
-------------------------------------------------------------------------
STIC Prime Portfolio(c)                          7,217,621      7,217,621
=========================================================================
    Total Money Market Funds (Cost
      $14,435,242)                                             14,435,242
=========================================================================
TOTAL INVESTMENTS-100.39% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $197,302,961)                 209,108,686
=========================================================================

INVESTMENTS PURCHASED WITH CASH
COLLATERAL FROM SECURITIES LOANED

MONEY MARKET FUNDS-4.03%

STIC Liquid Assets Portfolio(c)(d)               4,200,701      4,200,701
-------------------------------------------------------------------------
STIC Prime Portfolio(c)(d)                       4,200,701      4,200,701
=========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $8,401,402)                                         8,401,402
=========================================================================
TOTAL INVESTMENTS-104.42% (Cost $205,704,363)                 217,510,088
=========================================================================
OTHER ASSETS LESS LIABILITIES-(4.42%)                          (9,209,196)
=========================================================================
NET ASSETS-100.00%                                           $208,300,892
_________________________________________________________________________
=========================================================================

Notes to Schedule of Investments:

(a) A portion of this security is subject to call options written. See Note 1 section G and Note 7.
(b) Non-income producing security.
(c) The money market fund and the Fund are affiliated by having the same investment advisor.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $205,704,363)*                               $217,510,088
-----------------------------------------------------------
Foreign currencies, at value (cost $61,087)          61,451
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,902,503
-----------------------------------------------------------
  Fund shares sold                                  214,155
-----------------------------------------------------------
  Dividends                                         191,402
-----------------------------------------------------------
Investment for deferred compensation plan             5,119
-----------------------------------------------------------
Other assets                                         21,550
===========================================================
    Total assets                                219,906,268
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           2,167,811
-----------------------------------------------------------
  Fund shares reacquired                            569,849
-----------------------------------------------------------
  Options written (premiums received $43,216)        31,733
-----------------------------------------------------------
  Deferred compensation plan                          5,119
-----------------------------------------------------------
  Collateral upon return of securities loaned     8,401,402
-----------------------------------------------------------
Accrued distribution fees                           185,908
-----------------------------------------------------------
Accrued trustees' fees                                  719
-----------------------------------------------------------
Accrued transfer agent fees                         141,310
-----------------------------------------------------------
Accrued operating expenses                          101,525
===========================================================
    Total liabilities                            11,605,376
===========================================================
Net assets applicable to shares outstanding    $208,300,892
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $226,977,793
-----------------------------------------------------------
Undistributed net investment income (loss)         (168,454)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                          (30,330,843)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                      11,822,396
===========================================================
                                               $208,300,892
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $100,200,654
___________________________________________________________
===========================================================
Class B                                        $ 83,105,760
___________________________________________________________
===========================================================
Class C                                        $ 24,994,478
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           5,094,314
___________________________________________________________
===========================================================
Class B                                           4,405,688
___________________________________________________________
===========================================================
Class C                                           1,325,107
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      19.67
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $19.67 divided by
      94.50%)                                  $      20.81
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      18.86
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      18.86
___________________________________________________________
===========================================================

* At April 30, 2003, securities with an aggregate market value of $8,293,483 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $40,488)         $  1,981,496
--------------------------------------------------------------------------
Dividends from affiliated money market funds                        69,018
--------------------------------------------------------------------------
Interest                                                               138
--------------------------------------------------------------------------
Security lending income                                             31,566
==========================================================================
    Total investment income                                      2,082,218
==========================================================================

EXPENSES:

Advisory fees                                                    1,029,178
--------------------------------------------------------------------------
Administrative services fees                                        24,795
--------------------------------------------------------------------------
Custodian fees                                                      27,718
--------------------------------------------------------------------------
Distribution fees -- Class A                                       253,488
--------------------------------------------------------------------------
Distribution fees -- Class B                                       422,367
--------------------------------------------------------------------------
Distribution fees -- Class C                                       126,224
--------------------------------------------------------------------------
Transfer agent fees                                                476,961
--------------------------------------------------------------------------
Trustees' fees                                                       4,886
--------------------------------------------------------------------------
Other                                                              107,626
==========================================================================
    Total expenses                                               2,473,243
==========================================================================
Less: Fees waived and expenses paid indirectly                     (84,961)
==========================================================================
    Net expenses                                                 2,388,282
==========================================================================
Net investment income (loss)                                      (306,064)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (14,161,647)
--------------------------------------------------------------------------
  Foreign currencies                                                28,328
--------------------------------------------------------------------------
  Option contracts written                                         464,152
==========================================================================
                                                               (13,669,167)
==========================================================================
Change in net unrealized appreciation of:
  Investment securities                                         21,323,126
--------------------------------------------------------------------------
  Foreign currencies                                                 3,641
--------------------------------------------------------------------------
  Option contracts written                                          11,483
==========================================================================
                                                                21,338,250
==========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                               7,669,083
==========================================================================
Net increase in net assets resulting from operations          $  7,363,019
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2003            2002
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $   (306,064)   $ (1,645,236)
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                    (13,669,167)    (15,906,992)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                   21,338,250      (3,664,216)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  7,363,019     (21,216,444)
==========================================================================================
Share transactions-net:
  Class A                                                      (11,574,963)     (9,235,195)
------------------------------------------------------------------------------------------
  Class B                                                      (10,637,219)    (15,032,506)
------------------------------------------------------------------------------------------
  Class C                                                       (3,118,587)     (2,205,504)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (25,330,769)    (26,473,205)
==========================================================================================
    Net increase (decrease) in net assets                      (17,967,750)    (47,689,649)
==========================================================================================

NET ASSETS:

  Beginning of period                                          226,268,642     273,958,291
==========================================================================================
  End of period                                               $208,300,892    $226,268,642
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Financial Services Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has voluntarily agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. Voluntary expense limitations may be rescinded, terminated or modified at any time without further notice to investors. During periods of voluntary waivers or reimbursements to the extent the annualized expense ratio does not exceed the voluntary limit for the period committed, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of the fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $83,361.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $24,795 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $248,855 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B and Class C shares paid $253,488, $422,367 and $126,224, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2003, AIM Distributors retained $11,047 in front-end sales commissions from the sale of Class A shares and $42, $710 and $1,926 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $1,435 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $1,556 and reductions in custodian fees of $44 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $1,600.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which were parties to the line of credit could borrow on a first come, first served basis. The funds, which were party to the line of credit, were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, securities with an aggregate value of $8,293,483 were on loan to brokers. The loans were secured by cash collateral of $8,401,402 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended April 30, 2003 the Fund received fees of $31,566 for securities lending.

NOTE 7--CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2003 are summarized as follows:

                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
------------------------------------------------------------------------------------
Beginning of period                                                --      $      --
------------------------------------------------------------------------------------
Written                                                         7,239        769,151
------------------------------------------------------------------------------------
Closed                                                         (4,691)      (515,012)
------------------------------------------------------------------------------------
Exercised                                                      (1,490)      (113,776)
------------------------------------------------------------------------------------
Expired                                                          (770)       (97,147)
====================================================================================
End of period                                                     288      $  43,216
____________________________________________________________________________________
====================================================================================


  Open call option contracts written at April 30, 2003 were as follows:

                                                                                                       APRIL 30,
                                                                                                         2003        UNREALIZED
                                                            CONTRACT   STRIKE   NUMBER OF   PREMIUMS    MARKET      APPRECIATION
ISSUE                                                        MONTH     PRICE    CONTRACTS   RECEIVED     VALUE     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                    May-03     $75         81      $17,981     $18,023       $   (42)
---------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc.                                    May-03      80         82        5,986       2,460         3,526
---------------------------------------------------------------------------------------------------------------------------------
M&T Bank Corp.                                               May-03      85        125       19,249      11,250         7,999
=================================================================================================================================
                                                                                   288      $43,216     $31,733       $11,483
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 8--TAX INFORMATION


The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

  The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD
----------------------------------------------------------------------------
October 31, 2009                                                $   259,675
----------------------------------------------------------------------------
October 31, 2010                                                 16,192,146
============================================================================
Total capital loss carryforward                                 $16,451,821
____________________________________________________________________________
============================================================================


NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $40,446,577 and $68,970,615, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of investment securities      $ 22,485,777
----------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities     (10,889,907)
============================================================================
Net unrealized appreciation of investment securities            $ 11,595,870
____________________________________________________________________________
============================================================================
Cost of investments for tax purposes is $205,914,218.

NOTE 10--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2003               OCTOBER 31, 2002
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        692,525    $ 12,933,828     2,582,636    $ 55,380,594
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        226,360       4,121,188     1,253,533      26,379,817
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        209,853       3,785,883       727,708      14,583,074
======================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                        102,650       1,938,708       339,373       7,336,625
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (106,896)     (1,938,708)     (355,226)     (7,336,625)
======================================================================================================================
Reacquired:
  Class A                                                     (1,437,808)    (26,447,499)   (3,401,742)    (71,952,414)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (723,940)    (12,819,699)   (1,715,359)    (34,075,698)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (387,180)     (6,904,470)     (863,759)    (16,788,578)
======================================================================================================================
                                                              (1,424,436)   $(25,330,769)   (1,432,836)   $(26,473,205)
______________________________________________________________________________________________________________________
======================================================================================================================


NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                               CLASS A
                                          ----------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                               YEAR ENDED OCTOBER 31,
                                          APRIL 30,        -----------------------------------------------------------------
                                            2003             2002           2001          2000          1999          1998
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  18.86        $  20.40       $  24.85       $ 23.23       $ 17.05       $ 17.22
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.00)(a)       (0.07)(a)      (0.06)(a)     (0.07)(a)     (0.02)(a)      0.07(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.81           (1.47)         (4.13)         5.87          6.25          0.37
============================================================================================================================
    Total from investment operations           0.81           (1.54)         (4.19)         5.80          6.23          0.44
============================================================================================================================
Less distributions:
  Dividends from net investment income           --              --             --         (0.25)        (0.02)        (0.01)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains          --              --          (0.26)        (3.93)        (0.03)        (0.60)
============================================================================================================================
    Total distributions                          --              --          (0.26)        (4.18)        (0.05)        (0.61)
============================================================================================================================
Net asset value, end of period             $  19.67        $  18.86       $  20.40       $ 24.85       $ 23.23       $ 17.05
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(b)                                4.29%          (7.55)%       (17.03)%       30.06%        36.62%         2.53%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $100,201        $108,191       $126,816       $95,393       $30,987       $28,433
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                             2.00%(c)        1.97%          1.85%         2.00%         1.99%         1.97%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                          2.08%(c)        1.97%          1.85%         2.00%         2.12%         1.99%
============================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (0.03)%(c)      (0.31)%        (0.26)%       (0.33)%       (0.08)%        0.37%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate(d)                       20%             51%            53%           41%          107%          111%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $102,235,506.
(d)  Not annualized for periods less than one year.

                                                                               CLASS B
                                          ---------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                               YEAR ENDED OCTOBER 31,
                                          APRIL 30,        ----------------------------------------------------------------
                                             2003           2002           2001          2000          1999          1998
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $ 18.13         $ 19.71       $  24.14       $ 22.67       $ 16.71       $ 16.97
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.05)(a)       (0.17)(a)      (0.17)(a)     (0.18)(a)     (0.12)(a)     (0.02)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.78           (1.41)         (4.00)         5.72          6.11          0.37
===========================================================================================================================
    Total from investment operations          0.73           (1.58)         (4.17)         5.54          5.99          0.35
===========================================================================================================================
Less distributions:
  Dividends from net investment income          --              --             --         (0.14)           --         (0.01)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains         --              --          (0.26)        (3.93)        (0.03)        (0.60)
===========================================================================================================================
    Total distributions                         --              --          (0.26)        (4.07)        (0.03)        (0.61)
===========================================================================================================================
Net asset value, end of period             $ 18.86         $ 18.13       $  19.71       $ 24.14       $ 22.67       $ 16.71
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                               4.03%          (8.02)%       (17.45)%       29.40%        35.91%         2.08%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $83,106         $90,838       $114,852       $92,343       $49,619       $48,785
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                            2.50%(c)        2.47%          2.35%         2.50%         2.49%         2.47%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                         2.58%(c)        2.47%          2.35%         2.50%         2.62%         2.49%
===========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (0.53)%(c)      (0.81)%        (0.76)%       (0.83)%       (0.58)%       (0.13)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate(d)                      20%             51%            53%           41%          107%          111%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $85,173,383.
(d)  Not annualized for periods less than one year.


                                                                          CLASS C
                                          ------------------------------------------------------------------------
                                                                                                     MARCH 1, 1999
                                          SIX MONTHS                                                 (DATE SALES
                                           ENDED                 YEAR ENDED OCTOBER 31,              COMMENCED) TO
                                          APRIL 30,        -----------------------------------       OCTOBER 31,
                                            2003            2002          2001          2000           1999
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $ 18.13         $ 19.71       $ 24.14       $ 22.67          $19.58
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.05)(a)       (0.17)(a)     (0.17)(a)     (0.18)(a)       (0.08)(a)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.78           (1.41)        (4.00)         5.72            3.17
==================================================================================================================
    Total from investment operations          0.73           (1.58)        (4.17)         5.54            3.09
==================================================================================================================
Less distributions:
  Dividends from net investment income          --              --            --         (0.14)             --
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains         --              --         (0.26)        (3.93)             --
==================================================================================================================
    Total distributions                         --              --         (0.26)        (4.07)             --
==================================================================================================================
Net asset value, end of period             $ 18.86         $ 18.13       $ 19.71       $ 24.14          $22.67
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(b)                               4.03%          (8.02)%      (17.45)%       29.40%          15.78%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $24,994         $27,239       $32,290       $20,944          $  605
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                            2.50%(c)        2.47%         2.35%         2.50%           2.49%(d)
------------------------------------------------------------------------------------------------------------------
  Without fee waivers                         2.58%(c)        2.47%         2.35%         2.50%           2.62%(d)
==================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (0.53)%(c)      (0.81)%       (0.76)%       (0.83)%         (0.58)%(d)
__________________________________________________________________________________________________________________
==================================================================================================================
Portfolio turnover rate(e)                      20%             51%           53%           41%            107%
__________________________________________________________________________________________________________________
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $25,454,089.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--SUBSEQUENT EVENT


The Board of Trustees of AIM Investment Funds ("Seller") unanimously approved, on June 11, 2003, an Agreement and Plan of Reorganization (the "Plan") pursuant to which AIM Global Financial Services Fund ("Selling Fund"), a series of Seller, would transfer all of its assets to INVESCO Financial Services Fund ("Buying Fund"), a series of INVESCO Sector Funds, Inc. ("the Reorganization") As a result of the Reorganization, shareholders of Selling Fund would receive shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund would cease operations.

  The Plan requires approval of Selling Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or around September 25, 2003. If the Plan is approved by shareholders of Selling Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

  Effective on or about October 1, 2003, it is anticipated that Selling Fund will be closed to new investors.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------
DOMESTIC STOCKS-68.00%

BIOTECHNOLOGY-8.54%

Affymetrix, Inc.(a)                                10,100   $    187,355
------------------------------------------------------------------------
Amgen Inc.(a)                                     700,000     42,917,000
------------------------------------------------------------------------
Ciphergen Biosystems, Inc.(a)                      90,000        440,100
------------------------------------------------------------------------
Corvas International, Inc.(a)(b)                  744,000      1,458,240
------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                      50,000      1,637,500
------------------------------------------------------------------------
Isis Pharmaceuticals, Inc.(a)                   2,250,000     12,442,500
------------------------------------------------------------------------
Sequenom Inc.(a)                                   30,000         60,600
========================================================================
                                                              59,143,295
========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-0.69%

Varian Inc.(a)                                    150,000      4,741,500
========================================================================

FERTILIZERS & AGRICULTURAL CHEMICALS-0.50%

Monsanto Co.                                      200,000      3,480,000
========================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-2.00%

McKesson Corp.                                    500,000     13,870,000
========================================================================

HEALTH CARE EQUIPMENT-4.07%

Apogent Technologies Inc.(a)                      150,000      2,577,000
------------------------------------------------------------------------
ATS Medical, Inc.(a)(b)                         2,100,000      5,271,000
------------------------------------------------------------------------
Becton, Dickinson & Co.                           400,000     14,160,000
------------------------------------------------------------------------
Cardiac Science, Inc.(a)                        2,465,000      5,817,400
------------------------------------------------------------------------
MedSource Technologies, Inc.(a)                   130,000        364,000
========================================================================
                                                              28,189,400
========================================================================

HEALTH CARE FACILITIES-23.03%

Community Health Systems Inc.(a)                2,185,000     41,515,000
------------------------------------------------------------------------
HCA Inc.                                        1,080,000     34,668,000
------------------------------------------------------------------------
Health Management Associates, Inc.-Class A         80,000      1,364,800
------------------------------------------------------------------------
Tenet Healthcare Corp.(a)                       2,100,000     31,164,000
------------------------------------------------------------------------
Triad Hospitals, Inc.(a)                        1,485,000     32,684,850
------------------------------------------------------------------------
Universal Health Services, Inc.-Class B(a)        465,000     17,981,550
========================================================================
                                                             159,378,200
========================================================================

IT CONSULTING & SERVICES-0.70%

HMS Holdings Corp.(a)(b)                        1,700,000      4,812,700
========================================================================

MANAGED HEALTH CARE-2.04%

PacifiCare Health Systems, Inc.(a)                400,000     12,736,000
------------------------------------------------------------------------
UnitedHealth Group Inc.                            15,000      1,381,950
========================================================================
                                                              14,117,950
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

PHARMACEUTICALS-26.43%

Abbott Laboratories                                75,000   $  3,047,250
------------------------------------------------------------------------
Bristol-Myers Squibb Co.                        1,250,000     31,925,000
------------------------------------------------------------------------
InterMune Inc.(a)                                  75,000      1,524,750
------------------------------------------------------------------------
Merck & Co. Inc.                                  420,000     24,435,600
------------------------------------------------------------------------
Pfizer Inc.                                     3,176,200     97,668,150
------------------------------------------------------------------------
Wyeth                                             560,000     24,376,800
========================================================================
                                                             182,977,550
========================================================================
    Total Domestic Stocks (Cost $490,318,275)                470,710,595
========================================================================

FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-29.85%

DENMARK-0.21%

Novo Nordisk A.S.-Class B (Pharmaceuticals)        40,000      1,450,606
========================================================================

FRANCE-9.79%

Aventis S.A. (Pharmaceuticals)                    744,000     37,858,240
------------------------------------------------------------------------
Sanofi-Synthelabo S.A. (Pharmaceuticals)          500,000     29,881,223
========================================================================
                                                              67,739,463
========================================================================

GERMANY-1.23%

Altana A.G. (Pharmaceuticals)                      25,000      1,233,264
------------------------------------------------------------------------
Bayer A.G. (Diversified Chemicals)                400,000      7,312,374
========================================================================
                                                               8,545,638
========================================================================

ISRAEL-3.51%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                               520,000     24,284,000
========================================================================

JAPAN-8.34%

Eisai Co., Ltd. (Pharmaceuticals)                 800,000     14,164,949
------------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.
  (Pharmaceuticals)(c)                            250,000      4,247,802
------------------------------------------------------------------------
Kyorin Pharmaceutical Co., Ltd.
  (Pharmaceuticals) Acquired
  09/12/01-03/12/03; Cost $16,327,498(c)(d)     1,060,000      9,370,905
------------------------------------------------------------------------
Rohto Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               185,000      1,349,161
------------------------------------------------------------------------
Sankyo Co., Ltd. (Pharmaceuticals)                860,000     12,500,147
------------------------------------------------------------------------
Takeda Chemical Industries, Ltd.
  (Pharmaceuticals)                               280,000     10,292,299
------------------------------------------------------------------------
Yamanouchi Pharmaceutical Co., Ltd.
  (Pharmaceuticals)                               230,000      5,823,275
========================================================================
                                                              57,748,538
========================================================================

NETHERLANDS-3.86%

Akzo Nobel N.V. (Diversified Chemicals)         1,200,000     26,727,062
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

UNITED KINGDOM-2.91%

Shire Pharmaceuticals Group PLC
  (Pharmaceuticals)(a)                          3,100,000   $ 19,937,331
------------------------------------------------------------------------
Shire Pharmaceuticals Group PLC-ADR
  (Pharmaceuticals)(a)                             10,000        199,000
========================================================================
                                                              20,136,331
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $217,366,418)                          206,631,638
========================================================================

MONEY MARKET FUNDS-1.27%

STIC Liquid Assets Portfolio(e)                 4,400,205      4,400,205
------------------------------------------------------------------------
STIC Prime Portfolio(e)                         4,400,205      4,400,205
========================================================================
    Total Money Market Funds (Cost
      $8,800,410)                                              8,800,410
========================================================================
TOTAL INVESTMENTS-99.12% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $716,485,103)                686,142,643
========================================================================

                                                               MARKET
                                                 SHARES        VALUE
------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-14.76%

STIC Liquid Assets Portfolio(e)(f)             51,072,651   $ 51,072,651
------------------------------------------------------------------------
STIC Prime Portfolio(e)(f)                     51,072,650     51,072,650
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $102,145,301)                                    102,145,301
========================================================================
TOTAL INVESTMENTS-113.88% (Cost $818,630,404)                788,287,944
========================================================================
OTHER ASSETS LESS LIABILITIES-(13.88%)                       (96,094,566)
========================================================================
NET ASSETS-100.00%                                          $692,193,378
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The market value as of 04/30/03 was $11,541,940 which represented 1.67% of the Fund's net assets. The following is a summary of the transactions with affiliates for the six months ended April 30, 2003.

                           MARKET                                        CHANGE IN         MARKET
                            VALUE       PURCHASES AT     SALES AT       UNREALIZED         VALUE        DIVIDEND     REALIZED
                          10/31/02          COST           COST        APPR./(DEPR.)      04/30/03       INCOME     GAIN/(LOSS)
-------------------------------------------------------------------------------------------------------------------------------
ATS Medical, Inc.        $1,223,220      $       --     $  (325,860)    $4,373,640      $ 5,271,000      $  --      $  (122,380)
-------------------------------------------------------------------------------------------------------------------------------
Corvas International,
  Inc.                    2,405,850              --      (3,637,610)     2,690,000        1,458,240         --       (1,597,103)
-------------------------------------------------------------------------------------------------------------------------------
HMS Holdings Corp.        2,479,000       1,000,093              --      1,333,607        4,812,700         --               --
===============================================================================================================================
                         $6,108,070                                                     $11,541,940      $  --      $(1,719,483)
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction); the security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The aggregate market value of these securities at 04/30/03 was $13,618,707, which represented 1.97% of the Fund's net assets.
(d) Security considered to be illiquid. The market value of this security at 04/30/03 was $9,370,905, which represented 1.35% of the Fund's net assets.
(e) The money market fund and the Fund are affiliated by having the same investment advisor.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $818,630,404)*                               $788,287,944
-----------------------------------------------------------
Foreign currencies, at value (cost
  $7,752,130)                                     7,812,355
-----------------------------------------------------------
Receivables for:
  Investments sold                               19,493,207
-----------------------------------------------------------
  Fund shares sold                                  753,450
-----------------------------------------------------------
  Dividends                                       2,805,778
-----------------------------------------------------------
Investment for deferred compensation plan             6,650
-----------------------------------------------------------
Other assets                                         35,652
===========================================================
    Total assets                                819,195,036
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          22,911,590
-----------------------------------------------------------
  Fund shares reacquired                          1,014,316
-----------------------------------------------------------
  Deferred compensation plan                          6,650
-----------------------------------------------------------
  Collateral upon return of securities loaned   102,145,301
-----------------------------------------------------------
Accrued distribution fees                           582,400
-----------------------------------------------------------
Accrued trustees' fees                                1,388
-----------------------------------------------------------
Accrued transfer agent fees                         279,859
-----------------------------------------------------------
Accrued operating expenses                           60,154
===========================================================
    Total liabilities                           127,001,658
===========================================================
Net assets applicable to shares outstanding    $692,193,378
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $745,980,127
-----------------------------------------------------------
Undistributed net investment income (loss)       (1,833,258)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                          (21,767,141)
-----------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities and foreign
  currencies                                    (30,186,350)
===========================================================
                                               $692,193,378
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $488,486,553
___________________________________________________________
===========================================================
Class B                                        $163,035,165
___________________________________________________________
===========================================================
Class C                                        $ 40,671,660
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                          23,175,455
___________________________________________________________
===========================================================
Class B                                           8,410,828
___________________________________________________________
===========================================================
Class C                                           2,096,815
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      21.08
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $21.08 divided by
      95.25%)                                  $      22.13
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      19.38
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      19.40
___________________________________________________________
===========================================================

* At April 30, 2003, securities with an aggregate market value of $98,826,394 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $349,161)        $  5,192,345
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       175,503
--------------------------------------------------------------------------
Interest                                                               848
--------------------------------------------------------------------------
Security lending income                                             90,414
==========================================================================
    Total investment income                                      5,459,110
==========================================================================

EXPENSES:

Advisory fees                                                    3,401,831
--------------------------------------------------------------------------
Administrative services fees                                        87,092
--------------------------------------------------------------------------
Custodian fees                                                     107,488
--------------------------------------------------------------------------
Distribution fees -- Class A                                     1,228,537
--------------------------------------------------------------------------
Distribution fees -- Class B                                       846,057
--------------------------------------------------------------------------
Distribution fees -- Class C                                       212,494
--------------------------------------------------------------------------
Transfer agent fees                                              1,204,270
--------------------------------------------------------------------------
Trustees' fees                                                       6,826
--------------------------------------------------------------------------
Other                                                              199,610
==========================================================================
    Total expenses                                               7,294,205
==========================================================================
Less: Fees waived and expenses paid indirectly                      (9,186)
==========================================================================
    Net expenses                                                 7,285,019
==========================================================================
Net investment income (loss)                                    (1,825,909)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                          2,031,785
--------------------------------------------------------------------------
  Foreign currencies                                                40,053
--------------------------------------------------------------------------
  Options contracts written                                        212,494
==========================================================================
                                                                 2,284,332
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (47,520,228)
--------------------------------------------------------------------------
  Foreign currencies                                               182,285
==========================================================================
                                                               (47,337,943)
==========================================================================
Net gain (loss) from investment securities and foreign
  currencies                                                   (45,053,611)
==========================================================================
Net increase (decrease) in net assets resulting from
  operations                                                  $(46,879,520)
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                               APRIL 30,       OCTOBER 31,
                                                                  2003            2002
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,825,909)   $ (11,104,319)
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                      2,284,332      (20,872,962)
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies and option
    contracts                                                  (47,337,943)    (101,166,775)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                (46,879,520)    (133,144,056)
===========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                               --      (81,059,596)
-------------------------------------------------------------------------------------------
  Class B                                                               --      (33,690,875)
-------------------------------------------------------------------------------------------
  Class C                                                               --       (6,133,328)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     distributions                                                      --     (120,883,799)
===========================================================================================
Share transactions-net:
  Class A                                                      (12,697,161)     115,829,342
-------------------------------------------------------------------------------------------
  Class B                                                      (12,886,169)      37,085,336
-------------------------------------------------------------------------------------------
  Class C                                                       (3,112,478)      25,381,473
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (28,695,808)     178,296,151
===========================================================================================
    Net increase (decrease) in net assets                      (75,575,328)     (75,731,704)
===========================================================================================

NET ASSETS:

  Beginning of period                                          767,768,706      843,500,410
===========================================================================================
  End of period                                               $692,193,378    $ 767,768,706
___________________________________________________________________________________________
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Health Care Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital. Companies are listed in the Schedule of Investments based on the country in which they are organized.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first

$500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has voluntarily agreed to waive fees and/or reimburse expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to the extent necessary to limit the total annual fund operating expenses of Class A to 2.00%. Voluntary expense limitations may be rescinded, terminated or modified at any time without further notice to investors. During periods of voluntary waivers or reimbursements to the extent the annualized expense ratio does not exceed the limit, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $3,763.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $87,092 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $712,304 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B and Class C shares paid $1,228,537, $846,057 and $212,494, respectively.

  Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2003, AIM Distributors retained $67,473 in front-end sales commissions from the sale of Class A shares and $334, $84 and $5,952 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

  During the six months ended April 30, 2003, the Fund paid legal fees of $1,975 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $5,107 and reductions in custodian fees of $316 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $5,423.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

  During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM, which were parties to the line of credit could borrow on a first come, first served basis. The funds, which were party to the line of credit, were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

  During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.

NOTE 6--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day following the valuation date of the securities loaned. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At April 30, 2003, securities with an aggregate value of $98,826,394 were on loan to brokers. The loans were secured by cash collateral of $102,145,301 received by the Fund and subsequently invested in affiliated money market funds. For the six months ended April 30, 2003 the Fund received fees of $90,414 for securities lending.

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

  The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                         CAPITAL LOSS
EXPIRATION                               CARRYFORWARD
-----------------------------------------------------
October 31, 2010                         $22,909,153
_____________________________________________________
=====================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $281,787,486 and $256,981,848, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                        $ 49,845,083
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                         (81,126,002)
===========================================================
Net unrealized appreciation (depreciation) of
  investment securities                        $(31,280,919)
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $819,568,863.

NOTE 9--CALL OPTION CONTRACTS WRITTEN

Transactions in call options written during the six months ended April 30, 2003 are summarized as follows:

                                    CALL OPTION CONTRACTS
                                    ----------------------
                                    NUMBER OF    PREMIUMS
                                    CONTRACTS    RECEIVED
----------------------------------------------------------
Beginning of period                      --      $      --
----------------------------------------------------------
Written                               1,000        212,494
----------------------------------------------------------
Expired                              (1,000)     $(212,494)
==========================================================
End of period                            --      $      --
__________________________________________________________
==========================================================


NOTE 10--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                 YEAR ENDED
                                                                    APRIL 30, 2003               OCTOBER 31, 2002
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      1,970,059    $ 41,272,904     6,517,505    $ 172,255,113
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        808,115      15,732,128     4,072,845      101,210,611
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        219,641       4,291,171     1,519,053       37,639,046
=======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                             --              --     2,814,476       75,259,155
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --     1,272,073       31,496,539
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --       231,214        5,727,184
=======================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                        256,179       5,438,208       950,595       24,572,842
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (278,204)     (5,438,208)   (1,029,485)     (24,572,842)
=======================================================================================================================
Reacquired:
  Class A                                                     (2,844,416)    (59,408,273)   (6,136,679)    (156,257,768)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,208,411)    (23,180,089)   (3,042,509)     (71,048,972)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (384,576)     (7,403,649)     (785,681)     (17,984,757)
=======================================================================================================================
                                                              (1,461,613)   $(28,695,808)    6,383,407    $ 178,296,151
_______________________________________________________________________________________________________________________
=======================================================================================================================

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                              CLASS A
                                          --------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                              YEAR ENDED OCTOBER 31,
                                          APRIL 30,       ----------------------------------------------------------------
                                             2003           2002          2001          2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  22.41       $  29.93      $  30.12      $  24.00      $  20.15      $  27.98
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.04)         (0.29)(a)     (0.39)(a)     (0.22)(a)     (0.19)(a)     (0.21)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  (1.29)         (3.17)         3.44          8.62          4.04         (0.91)
==========================================================================================================================
    Total from investment operations          (1.33)         (3.46)         3.05          8.40          3.85         (1.12)
==========================================================================================================================
Less distributions:
  Distributions from net realized gains          --          (4.06)        (3.24)        (2.28)           --         (6.70)
--------------------------------------------------------------------------------------------------------------------------
  Returns of capital                             --             --            --            --            --         (0.01)
==========================================================================================================================
    Total distributions                          --          (4.06)        (3.24)        (2.28)           --         (6.71)
==========================================================================================================================
Net asset value, end of period             $  21.08       $  22.41      $  29.93      $  30.12      $  24.00      $  20.15
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                               (5.93)%       (13.76)%       10.85%        38.49%        19.11%        (4.71)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $488,487       $533,216      $588,072      $460,445      $357,747      $357,534
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets        1.92%(c)       1.86%         1.75%         1.73%         1.82%         1.84%
==========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (0.37)%(c)     (1.10)%       (1.28)%       (0.85)%       (0.81)%       (0.98)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(d)                       37%           153%          207%          242%          123%          187%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $495,487,463.
(d)  Not annualized for periods less than one year.

                                                                              CLASS B
                                          --------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                              YEAR ENDED OCTOBER 31,
                                          APRIL 30,       ----------------------------------------------------------------
                                             2003           2002          2001          2000          1999          1998
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  20.66       $  28.03      $  28.53      $  22.96      $  19.37      $  27.27
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.09)         (0.38)(a)     (0.51)(a)     (0.34)(a)     (0.30)(a)     (0.30)(a)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  (1.19)         (2.93)         3.25          8.19          3.89         (0.89)
==========================================================================================================================
    Total from investment operations          (1.28)         (3.31)         2.74          7.85          3.59         (1.19)
==========================================================================================================================
Less distributions:
  Distributions from net realized gains          --          (4.06)        (3.24)        (2.28)           --         (6.70)
--------------------------------------------------------------------------------------------------------------------------
  Returns of capital                             --             --            --            --            --         (0.01)
==========================================================================================================================
    Total distributions                          --          (4.06)        (3.24)        (2.28)           --         (6.71)
==========================================================================================================================
Net asset value, end of period             $  19.38       $  20.66      $  28.03      $  28.53      $  22.96      $  19.37
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                               (6.19)%       (14.21)%       10.32%        37.78%        18.53%        (5.20)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $163,035       $187,793      $219,036      $144,861      $102,916      $100,311
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets        2.42%(c)       2.36%         2.25%         2.23%         2.33%         2.34%
==========================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (0.87)%(c)     (1.60)%       (1.78)%       (1.35)%       (1.32)%       (1.48)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate(d)                       37%           153%          207%          242%          123%          187%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $170,613,759.
(d)  Not annualized for periods less than one year.

                                                                                           CLASS C
                                                             --------------------------------------------------------------------
                                                                                                                    MARCH 1, 1999
                                                             SIX MONTHS                                              (DATE SALES
                                                               ENDED              YEAR ENDED OCTOBER 31,            COMMENCED) TO
                                                             APRIL 30,       ---------------------------------       OCTOBER 31,
                                                                2003          2002         2001         2000            1999
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 20.67        $ 28.03      $ 28.53      $ 22.96         $22.50
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.09)         (0.38)(a)    (0.51)(a)    (0.34)(a)      (0.21)(a)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (1.18)         (2.92)        3.25         8.19           0.67
=================================================================================================================================
    Total from investment operations                            (1.27)         (3.30)        2.74         7.85           0.46
=================================================================================================================================
Less distributions from net realized gains                         --          (4.06)       (3.24)       (2.28)            --
=================================================================================================================================
Net asset value, end of period                                $ 19.40        $ 20.67      $ 28.03      $ 28.53         $22.96
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                 (6.14)%       (14.18)%      10.32%       37.77%          2.04%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $40,672        $46,759      $36,366      $12,339         $1,278
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          2.42%(c)       2.36%        2.25%        2.23%          2.33%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.87)%(c)     (1.60)%      (1.78)%      (1.35)%        (1.32)%(d)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(e)                                         37%           153%         207%         242%           123%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $42,850,886.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)


                                                                MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------
DOMESTIC COMMON STOCKS-82.06%

AEROSPACE & DEFENSE-0.54%

L-3 Communications Holdings, Inc.(a)                47,600   $   2,113,440
==========================================================================

APPLICATION SOFTWARE-4.15%

Documentum, Inc.(a)                                303,500       5,581,365
--------------------------------------------------------------------------
FileNET Corp.(a)                                   108,700       1,672,893
--------------------------------------------------------------------------
Intuit Inc.(a)                                      39,800       1,543,444
--------------------------------------------------------------------------
Mercury Interactive Corp.(a)                       192,200       6,523,268
--------------------------------------------------------------------------
PeopleSoft, Inc.(a)                                 60,400         907,812
==========================================================================
                                                                16,228,782
==========================================================================

AUTO PARTS & EQUIPMENT-1.24%

Gentex Corp.(a)                                    159,800       4,825,960
==========================================================================

BIOTECHNOLOGY-4.64%

Amgen Inc.(a)                                       52,500       3,218,775
--------------------------------------------------------------------------
Charles River Laboratories International,
  Inc.(a)                                           45,500       1,235,325
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                           260,500      12,019,470
--------------------------------------------------------------------------
IDEC Pharmaceuticals Corp.(a)                       50,800       1,663,700
==========================================================================
                                                                18,137,270
==========================================================================

COMPUTER HARDWARE-4.35%

Dell Computer Corp.(a)                             476,300      13,769,833
--------------------------------------------------------------------------
Hewlett-Packard Co.                                198,600       3,237,180
==========================================================================
                                                                17,007,013
==========================================================================

COMPUTER STORAGE & PERIPHERALS-4.46%

EMC Corp.(a)                                       401,400       3,648,726
--------------------------------------------------------------------------
Hutchinson Technology Inc.(a)                       90,700       2,144,148
--------------------------------------------------------------------------
Imation Corp.(a)                                    56,200       1,927,660
--------------------------------------------------------------------------
SanDisk Corp.(a)                                   171,100       4,140,620
--------------------------------------------------------------------------
Storage Technology Corp.(a)                        123,900       3,062,808
--------------------------------------------------------------------------
Western Digital Corp.(a)                           267,900       2,499,507
==========================================================================
                                                                17,423,469
==========================================================================

CONSUMER ELECTRONICS-0.81%

Harman International Industries, Inc.               47,500       3,163,025
==========================================================================

DATA PROCESSING SERVICES-0.80%

Paychex, Inc.                                      100,100       3,117,114
==========================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-1.24%

Trimble Navigation Ltd.(a)                         192,100       4,850,525
==========================================================================

                                                                MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------

HEALTH CARE DISTRIBUTORS & SERVICES-1.65%

Cerner Corp.(a)                                     50,000         999,000
--------------------------------------------------------------------------
Express Scripts, Inc.(a)                            19,300   $   1,137,928
--------------------------------------------------------------------------
Laboratory Corp. of America Holdings(a)             68,400       2,015,064
--------------------------------------------------------------------------
Quest Diagnostics Inc.(a)                           38,500       2,300,375
==========================================================================
                                                                 6,452,367
==========================================================================

HEALTH CARE EQUIPMENT-1.19%

Advanced Neuromodulation Systems, Inc.(a)           23,600         988,132
--------------------------------------------------------------------------
Boston Scientific Corp.(a)                          84,900       3,654,945
==========================================================================
                                                                 4,643,077
==========================================================================

HEALTH CARE SUPPLIES-0.62%

Fisher Scientific International Inc.(a)             83,700       2,411,397
==========================================================================

INTERNET RETAIL-4.35%

Amazon.com, Inc.(a)                                235,500       6,751,785
--------------------------------------------------------------------------
eBay Inc.(a)                                       110,500      10,251,085
==========================================================================
                                                                17,002,870
==========================================================================

INTERNET SOFTWARE & SERVICES-2.44%

United Online, Inc.(a)                             158,300       3,539,588
--------------------------------------------------------------------------
Websense, Inc.(a)                                  125,100       1,785,177
--------------------------------------------------------------------------
Yahoo! Inc.(a)                                     170,700       4,229,946
==========================================================================
                                                                 9,554,711
==========================================================================

IT CONSULTING & SERVICES-3.27%

Affiliated Computer Services, Inc.-Class A(a)      142,200       6,782,940
--------------------------------------------------------------------------
Anteon International Corp.(a)                      158,800       3,760,384
--------------------------------------------------------------------------
Cognizant Technology Solutions Corp.(a)            124,800       2,241,408
==========================================================================
                                                                12,784,732
==========================================================================

NETWORKING EQUIPMENT-4.15%

Cisco Systems, Inc.(a)                             525,000       7,896,000
--------------------------------------------------------------------------
McDATA Corp.-Class A(a)                            235,000       2,486,300
--------------------------------------------------------------------------
NetScreen Technologies, Inc.(a)                    288,600       5,852,808
==========================================================================
                                                                16,235,108
==========================================================================

PHARMACEUTICALS-0.64%

Forest Laboratories, Inc.(a)                        48,000       2,482,560
==========================================================================

SEMICONDUCTOR EQUIPMENT-8.37%

Applied Materials, Inc.(a)                         355,700       5,193,220
--------------------------------------------------------------------------
Axcelis Technologies, Inc.(a)                      522,900       2,970,072
--------------------------------------------------------------------------
Entegris Inc.(a)                                   230,300       2,641,541
--------------------------------------------------------------------------
KLA-Tencor Corp.(a)                                 96,200       3,944,200
--------------------------------------------------------------------------
Lam Research Corp.(a)                              345,000       5,012,850
--------------------------------------------------------------------------


                                                                MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------
SEMICONDUCTOR EQUIPMENT-(CONTINUED)

Novellus Systems, Inc.(a)                          169,100   $   4,741,564
--------------------------------------------------------------------------
Teradyne, Inc.(a)                                  361,700       4,195,720
--------------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                          174,000       4,010,700
==========================================================================
                                                                32,709,867
==========================================================================

SEMICONDUCTORS-15.04%

Analog Devices, Inc.(a)                            301,300       9,979,056
--------------------------------------------------------------------------
Cree, Inc.(a)                                       89,700       1,789,515
--------------------------------------------------------------------------
GlobespanVirata, Inc.(a)                           430,000       2,610,100
--------------------------------------------------------------------------
Integrated Circuit Systems, Inc.(a)                103,300       2,243,676
--------------------------------------------------------------------------
Intel Corp.                                        327,100       6,018,640
--------------------------------------------------------------------------
Maxim Integrated Products, Inc.                     48,300       1,897,707
--------------------------------------------------------------------------
Microchip Technology Inc.                          302,200       6,282,738
--------------------------------------------------------------------------
OmniVision Technologies, Inc.(a)                    79,700       1,935,116
--------------------------------------------------------------------------
QLogic Corp.(a)                                     63,000       2,771,370
--------------------------------------------------------------------------
Silicon Laboratories Inc.(a)                       242,400       6,896,280
--------------------------------------------------------------------------
Texas Instruments Inc.                             657,700      12,160,873
--------------------------------------------------------------------------
Xilinx, Inc.(a)                                    155,300       4,203,971
==========================================================================
                                                                58,789,042
==========================================================================

SYSTEMS SOFTWARE-8.33%

Borland Software Corp.(a)                          226,200       2,051,634
--------------------------------------------------------------------------
Microsoft Corp.                                    560,000      14,319,200
--------------------------------------------------------------------------
Oracle Corp.(a)                                    449,400       5,338,872
--------------------------------------------------------------------------
Symantec Corp.(a)                                  165,800       7,286,910
--------------------------------------------------------------------------
VERITAS Software Corp.(a)                          161,500       3,554,615
==========================================================================
                                                                32,551,231
==========================================================================

TELECOMMUNICATIONS EQUIPMENT-4.53%

Advanced Fibre Communications, Inc.(a)             177,100       2,709,630
--------------------------------------------------------------------------
QUALCOMM Inc.                                      206,100       6,572,529
--------------------------------------------------------------------------
UTStarcom, Inc.(a)                                 387,400       8,434,085
==========================================================================
                                                                17,716,244
==========================================================================

WIRELESS TELECOMMUNICATION SERVICES-5.25%

AT&T Wireless Services Inc.(a)                     700,400       4,524,584
--------------------------------------------------------------------------
Nextel Communications, Inc.-Class A(a)             829,400      12,266,826
--------------------------------------------------------------------------
United States Cellular Corp.(a)                    154,500       3,715,725
==========================================================================
                                                                20,507,135
==========================================================================
    Total Domestic Common Stocks (Cost
      $304,846,797)                                            320,706,939
==========================================================================

                                                                MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------


FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-11.41%

BERMUDA-0.96%

Marvell Technology Group Ltd.
  (Semiconductors)(a)                              163,000   $   3,761,877
==========================================================================

CANADA-0.57%

Cognos, Inc. (Application Software)(a)              81,700       2,217,338
==========================================================================

CAYMAN ISLANDS-0.47%

Garmin Ltd. (Consumer Electronics)(a)               43,100       1,826,578
==========================================================================

FINLAND-1.67%

Nokia Oyj-ADR (Telecommunications Equipment)       392,900       6,510,353
==========================================================================

GERMANY-0.94%

SAP A.G. (Application Software)                     35,953       3,690,273
==========================================================================

ISRAEL-0.59%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)                                 49,600       2,316,320
==========================================================================

NETHERLANDS-0.51%

STMicroelectronics N.V. (Semiconductors)            96,215       1,992,344
==========================================================================

SOUTH KOREA-2.88%

Samsung Electronics Co., Ltd. (Electronic
  Equipment & Instruments)(a)                       44,800      11,250,721
==========================================================================

TAIWAN-1.09%

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)(a)                     510,000       4,268,700
==========================================================================

UNITED KINGDOM-1.73%

Amdocs Ltd. (Application Software)(a)              223,000       3,938,180
--------------------------------------------------------------------------
Vodafone Group PLC-ADR (Wireless
  Telecommunication Services)                      143,400       2,833,584
==========================================================================
                                                                 6,771,764
==========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $41,130,657)                              44,606,268
==========================================================================

MONEY MARKET FUNDS-6.81%

STIC Liquid Assets Portfolio(b)                 13,310,011      13,310,011
--------------------------------------------------------------------------
STIC Prime Portfolio(b)                         13,310,011      13,310,011
==========================================================================
    Total Money Market Funds (Cost
      $26,620,022)                                              26,620,022
==========================================================================
TOTAL INVESTMENTS-100.28% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $372,597,476)                  391,933,229
==========================================================================


                                                                MARKET
                                                 SHARES          VALUE
--------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-30.31%

STIC Liquid Assets Portfolio(b)(c)              59,230,865   $  59,230,865
--------------------------------------------------------------------------
STIC Prime Portfolio(b)(c)                      59,230,866      59,230,866
==========================================================================
  Total Money Market Funds (purchased with
    cash collateral from securities loaned)
    (Cost $118,461,731)                                        118,461,731
==========================================================================
TOTAL INVESTMENTS-130.59% (Cost $491,059,207)                  510,394,960
==========================================================================
OTHER ASSETS LESS LIABILITIES-(30.59%)                        (119,550,987)
==========================================================================
NET ASSETS-100.00%                                           $ 390,843,973
__________________________________________________________________________
==========================================================================

Investment Abbreviations:


ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) The money market fund and the Fund are affiliated by having the same investment advisor.
(c) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost
  $491,059,207)*                             $   510,394,960
------------------------------------------------------------
Receivables for:
  Investments sold                                 7,622,083
------------------------------------------------------------
  Fund shares sold                                   783,357
------------------------------------------------------------
  Dividends                                           49,555
------------------------------------------------------------
Investment for deferred compensation plan              5,988
------------------------------------------------------------
Other assets                                          28,301
============================================================
     Total assets                                518,884,244
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            7,707,258
------------------------------------------------------------
  Fund shares reacquired                             529,932
------------------------------------------------------------
  Deferred compensation plan                           5,988
------------------------------------------------------------
  Collateral upon return of securities
     loaned                                      118,461,731
------------------------------------------------------------
Accrued distribution fees                            306,267
------------------------------------------------------------
Accrued trustees' fees                                   915
------------------------------------------------------------
Accrued transfer agent fees                          769,145
------------------------------------------------------------
Accrued operating expenses                           259,035
============================================================
     Total liabilities                           128,040,271
============================================================
Net assets applicable to shares outstanding  $   390,843,973
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                $ 1,883,547,649
------------------------------------------------------------
Undistributed net investment income (loss)        (3,341,523)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                        (1,508,697,888)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                       19,335,735
============================================================
                                             $   390,843,973
____________________________________________________________
============================================================


NET ASSETS:

Class A                                      $   281,962,711
____________________________________________________________
============================================================
Class B                                      $    92,434,635
____________________________________________________________
============================================================
Class C                                      $    16,446,627
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           55,831,611
____________________________________________________________
============================================================
Class B                                           19,645,773
____________________________________________________________
============================================================
Class C                                            3,495,549
____________________________________________________________
============================================================
Class A:
  Net asset value per share                  $          5.05
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $5.05 divided by
       95.25%)                               $          5.30
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                   $          4.71
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                   $          4.71
____________________________________________________________
============================================================

* At April 30, 2003, securities with an aggregate market value of $115,491,986 were on loan to brokers.

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $56,014)         $    448,315
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       122,470
--------------------------------------------------------------------------
Interest                                                             2,992
--------------------------------------------------------------------------
Security lending income                                            187,694
==========================================================================
    Total investment income                                        761,471
==========================================================================

EXPENSES:

Advisory fees                                                    1,861,334
--------------------------------------------------------------------------
Administrative services fees                                        51,781
--------------------------------------------------------------------------
Custodian fees                                                      29,072
--------------------------------------------------------------------------
Distribution fees -- Class A                                       680,062
--------------------------------------------------------------------------
Distribution fees -- Class B                                       470,959
--------------------------------------------------------------------------
Distribution fees -- Class C                                        77,977
--------------------------------------------------------------------------
Transfer agent fees                                              2,620,464
--------------------------------------------------------------------------
Trustees' fees                                                       5,240
--------------------------------------------------------------------------
Other                                                              282,399
==========================================================================
    Total expenses                                               6,079,288
==========================================================================
Less: Fees waived, expenses reimbursed and expenses paid
  indirectly                                                    (1,982,975)
==========================================================================
    Net expenses                                                 4,096,313
==========================================================================
Net investment income (loss)                                    (3,334,842)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (67,607,777)
--------------------------------------------------------------------------
  Foreign currencies                                               113,763
--------------------------------------------------------------------------
  Option contracts written                                         746,115
==========================================================================
                                                               (66,747,899)
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         82,364,232
--------------------------------------------------------------------------
  Foreign currencies                                                  (293)
--------------------------------------------------------------------------
  Option contracts written                                          36,037
==========================================================================
                                                                82,399,976
==========================================================================
Net gain from investment securities, foreign currencies and
  options contracts                                             15,652,077
==========================================================================
Net increase in net assets resulting from operations          $ 12,317,235
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003 and the year ended October 31, 2002 (Unaudited)

                                                                APRIL 30,       OCTOBER 31,
                                                                  2003             2002
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  (3,334,842)   $ (11,879,992)
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies and option contracts                     (66,747,899)    (240,968,796)
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and option contracts          82,399,976       27,536,826
============================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  12,317,235     (225,311,962)
============================================================================================
Share transactions-net:
  Class A                                                        (7,644,251)      (5,159,028)
--------------------------------------------------------------------------------------------
  Class B                                                       (12,703,314)    (122,002,616)
--------------------------------------------------------------------------------------------
  Class C                                                            17,055       (3,417,367)
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (20,330,510)    (130,579,011)
============================================================================================
    Net increase (decrease) in net assets                        (8,013,275)    (355,890,973)
============================================================================================

NET ASSETS:

  Beginning of period                                           398,857,248      754,748,221
============================================================================================
  End of period                                               $ 390,843,973    $ 398,857,248
____________________________________________________________________________________________
============================================================================================

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Science and Technology Fund, (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital. Each company listed in the Schedule of Investments is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments are included with the net realized and unrealized gain or loss from investments in the Statement of Operations.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. To the extent that the annualized expense ratio does not exceed the contractual expense limitation, AIM will retain the ability to be reimbursed for such fee waivers or reimbursements prior to the end of the committed period. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $1,861,334 and reimbursed expenses of $117,798.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $51,781 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $1,445,915 for such services.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B and Class C shares paid $680,062, $470,959 and $77,977, respectively.

    Front-end sales commissions and contingent deferred sales charges (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During six months ended April 30, 2003, AIM Distributors retained $26,268 in front-end sales commissions from the sale of Class A shares and $21,338, $82 and $822 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $1,601 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $3,480 and reductions in custodian fees of $363 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $3,843.

NOTE 4--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund.

    During the reporting period, the Fund was a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund could borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which were parties to the line of credit could borrow on a first come, first served basis. The funds which were party to the line of credit were charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee was allocated among the funds based on their respective average net assets for the period. The committed line of credit facility expired May 20, 2003.

    During the six months ended April 30, 2003, the Fund did not borrow under the interfund lending or the committed line of credit facility.


NOTE 5--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

    At April 30, 2003, securities with an aggregate value of $115,491,986 were on loan to brokers. The loans were secured by cash collateral of $118,461,731 received by the Fund and invested in affiliated money market funds. For the six months ended April 30, 2003, the Fund received fees of $187,694 for securities lending.

NOTE 6--CALL OPTION CONTRACTS

Transactions in call options written during the six months ended April 30, 2003 are summarized as follows:

                                                          CALL OPTION CONTRACTS
                                                          ----------------------
                                                          NUMBER OF    PREMIUMS
                                                          CONTRACTS    RECEIVED
--------------------------------------------------------------------------------
Beginning of period                                         3,745      $ 453,826
--------------------------------------------------------------------------------
Written                                                     1,855        588,893
--------------------------------------------------------------------------------
Closed                                                     (2,975)      (670,083)
--------------------------------------------------------------------------------
Exercised                                                  (1,630)      (163,226)
--------------------------------------------------------------------------------
Expired                                                      (995)      (209,410)
================================================================================
End of period                                                  --      $      --
________________________________________________________________________________
================================================================================

NOTE 7--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.

    The Fund has a capital loss carryforward for tax purposes which expires as follows:

                                                                    CAPITAL LOSS
EXPIRATION                                                          CARRYFORWARD
---------------------------------------------------------------------------------
October 31, 2009                                                   $1,181,366,577
---------------------------------------------------------------------------------
October 31, 2010                                                      259,449,545
=================================================================================
Total capital loss carryforward                                    $1,440,816,122
_________________________________________________________________________________
=================================================================================

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $223,539,005 and $249,271,801, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of investment securities           $ 49,100,060
---------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (29,976,637)
=================================================================================
Net unrealized appreciation of investment securities                 $ 19,123,423
_________________________________________________________________________________
=================================================================================
Cost of investments for tax purposes is $491,271,537.


NOTE 9--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Changes in shares outstanding during the six months ended April 30, 2003 and the year ended October 31, 2002 were as follows:

                                                                   SIX MONTHS ENDED                   YEAR ENDED
                                                                    APRIL 30, 2003                 OCTOBER 31, 2002
                                                              ---------------------------    ----------------------------
                                                                SHARES          AMOUNT         SHARES          AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      16,788,636    $ 79,964,191     26,274,193    $ 171,598,190
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,963,349       8,873,751      2,939,110       19,257,843
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         643,027       2,902,247      1,050,513        6,971,729
=========================================================================================================================
Conversion of Class B shares to Class A shares:
  Class A                                                       1,676,512       8,228,998      8,433,047       56,174,791
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (1,797,104)     (8,228,998)    (9,000,274)     (56,174,791)
=========================================================================================================================
Reacquired:
  Class A                                                     (20,023,550)    (95,837,440)   (36,509,509)    (232,932,009)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,972,756)    (13,348,067)   (12,786,276)     (85,085,668)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                        (644,523)     (2,885,192)    (1,669,762)     (10,389,096)
=========================================================================================================================
                                                               (4,366,409)   $(20,330,510)   (21,268,958)   $(130,579,011)
_________________________________________________________________________________________________________________________
=========================================================================================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                 CLASS A
                                          --------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                                 YEAR ENDED OCTOBER 31,
                                          APRIL 30,        ---------------------------------------------------------------------
                                            2003             2002          2001           2000               1999         1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $   4.89        $   7.41      $  30.61      $    26.44         $    16.28    $  18.04
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                (0.04)          (0.12)(a)     (0.20)(a)        0.06(a)(b)        (0.25)      (0.17)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                   0.20           (2.40)       (19.12)           7.23              10.97       (0.39)
================================================================================================================================
    Total from investment operations           0.16           (2.52)       (19.32)           7.29              10.72       (0.56)
================================================================================================================================
Less distributions from net realized
  gains                                          --              --         (3.88)          (3.12)             (0.56)      (1.20)
================================================================================================================================
Net asset value, end of period             $   5.05        $   4.89      $   7.41      $    30.61         $    26.44    $  16.28
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                                3.27%         (34.01)%      (71.16)%         27.52%             67.63%      (3.16)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $281,963        $280,426      $438,702      $1,513,595         $1,023,124    $713,904
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense
    reimbursements                             2.00%(d)        2.01%         1.98%           1.63%              1.77%       1.88%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense
    reimbursements                             3.04%(d)        2.56%         2.03%           1.63%              1.77%       1.88%
================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                          (1.60)%(d)      (1.76)%       (1.57)%          0.16%             (1.11)%     (0.93)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(e)                       61%            115%          173%            111%               122%         75%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily assets of $274,279,177.
(e)  Not annualized for periods less than one year.

                                                                                 CLASS B
                                          --------------------------------------------------------------------------------------
                                          SIX MONTHS
                                            ENDED                                 YEAR ENDED OCTOBER 31,
                                          APRIL 30,        ---------------------------------------------------------------------
                                             2003            2002           2001            2000              1999        1998
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  4.56         $   6.96       $ 29.17        $    25.43         $  15.76    $  17.58
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.05)           (0.14)(a)     (0.25)(a)         (0.11)(a)(b)     (0.35)      (0.25)(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.20            (2.26)       (18.08)             6.97            10.58       (0.37)
================================================================================================================================
    Total from investment operations          0.15            (2.40)       (18.33)             6.86            10.23       (0.62)
================================================================================================================================
Less distributions from net realized
  gains                                         --               --         (3.88)            (3.12)           (0.56)      (1.20)
================================================================================================================================
Net asset value, end of period             $  4.71         $   4.56       $  6.96        $    29.17         $  25.43    $  15.76
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(c)                               3.29%          (34.48)%      (71.30)%           26.87%           66.84%      (3.67)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $92,435         $102,470       $287,394       $1,414,915         $898,400    $614,715
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense
    reimbursements                            2.50%(d)         2.51%         2.48%             2.13%            2.28%       2.38%
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense
    reimbursements                            3.54%(d)         3.06%         2.53%             2.13%            2.28%       2.38%
================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (2.10)%(d)       (2.26)%       (2.07)%           (0.34)%          (1.62)%     (1.43)%
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(e)                      61%             115%          173%              111%             122%         75%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily assets of $94,972,441.
(e)  Not annualized for periods less than one year.

                                                                            CLASS C
                                          ---------------------------------------------------------------------------
                                                                                                        MARCH 1, 1999
                                          SIX MONTHS                                                     (DATE SALES
                                            ENDED                 YEAR ENDED OCTOBER 31,                COMMENCED) TO
                                          APRIL 30,        ------------------------------------          OCTOBER 31,
                                             2003           2002          2001           2000               1999
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period       $  4.56         $  6.96       $ 29.16       $  25.43            $ 19.23
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.05)          (0.14)(a)     (0.25)(a)      (0.11)(a)(b)       (0.11)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.20           (2.26)       (18.07)          6.96               6.31
=====================================================================================================================
    Total from investment operations          0.15           (2.40)       (18.32)          6.85               6.20
=====================================================================================================================
Less distributions from net realized
  gains                                         --              --         (3.88)         (3.12)                --
=====================================================================================================================
Net asset value, end of period             $  4.71         $  4.56       $  6.96       $  29.16            $ 25.43
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(c)                               3.29%         (34.48)%      (71.29)%        26.83%             32.24%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)   $16,447         $15,961       $28,652       $114,667            $12,352
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and expense
    reimbursements                            2.50%(d)        2.51%         2.48%          2.13%              2.28%(e)
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers and expense
    reimbursements                            3.54%(d)        3.06%         2.53%          2.13%              2.28%(e)
=====================================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (2.10)%(d)      (2.26)%       (2.07)%        (0.34)%            (1.62)%(e)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(f)                      61%            115%          173%           111%               122%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income per share reflects dividend income of $0.49 per share recognized from the spin-off of Nortel Networks Corp. from BCE, Inc.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(d)  Ratios are annualized and based on average daily assets of $15,724,705.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 11--SUBSEQUENT EVENT


The Board of Trustees of AIM Investment Funds ("Seller") unanimously approved, on June 11, 2003, an Agreement and Plan of Reorganization (the "Plan") pursuant to which AIM Global Science and Technology Fund ("Selling Fund"), a series of Seller, would transfer all of its assets to INVESCO Technology Fund ("Buying Fund"), a series of INVESCO Sector Funds, Inc. ("the Reorganization"). As a result of the Reorganization, shareholders of Selling Fund would receive shares of Buying Fund in exchange for their shares of Selling Fund, and Selling Fund would cease operations.

  The Plan requires approval of Selling Fund shareholders and will be submitted to the shareholders for their consideration at a meeting to be held on or around September 25, 2003. If the Plan is approved by shareholders of Selling Fund and certain conditions required by the Plan are satisfied, the transaction is expected to become effective shortly thereafter.

  Effective on or about October 1, 2003, it is anticipated that Selling Fund will be closed to new investors.

FINANCIALS

SCHEDULE OF INVESTMENTS

April 30, 2003
(Unaudited)

                                                            MARKET
                                                SHARES      VALUE
--------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-93.60%

AEROSPACE & DEFENSE-0.52%

Mercury Computer Systems, Inc.(a)                 1,313   $   27,573
====================================================================

APPAREL RETAIL-3.74%

Abercrombie & Fitch Co.-Class A(a)                1,447       47,577
--------------------------------------------------------------------
Chico's FAS, Inc.(a)                              2,276       55,398
--------------------------------------------------------------------
Hot Topic, Inc.(a)                                1,801       44,034
--------------------------------------------------------------------
Pacific Sunwear of California, Inc.(a)            2,247       51,299
====================================================================
                                                             198,308
====================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-2.07%

Coach, Inc.(a)                                    1,238       53,865
--------------------------------------------------------------------
Quicksilver, Inc.(a)                              1,709       55,713
====================================================================
                                                             109,578
====================================================================

APPLICATION SOFTWARE-3.88%

Amdocs Ltd. (United Kingdom)(a)                   2,949       52,079
--------------------------------------------------------------------
Electronic Arts Inc.(a)                             752       44,571
--------------------------------------------------------------------
Mentor Graphics Corp.(a)                          5,354       55,789
--------------------------------------------------------------------
Verity, Inc.(a)                                   3,225       53,309
====================================================================
                                                             205,748
====================================================================

BANKS-0.91%

New York Community Bancorp, Inc.                  1,398       48,539
====================================================================

BIOTECHNOLOGY-1.94%

Amgen Inc.(a)                                       849       52,052
--------------------------------------------------------------------
Biogen, Inc.(a)                                   1,332       50,603
====================================================================
                                                             102,655
====================================================================

CASINOS & GAMBLING-0.84%

International Game Technology(a)                    516       44,531
====================================================================

COMPUTER STORAGE & PERIPHERALS-3.77%

Avid Technology, Inc.(a)                          1,760       48,347
--------------------------------------------------------------------
EMC Corp.(a)                                      5,846       53,140
--------------------------------------------------------------------
SanDisk Corp.(a)                                  2,303       55,733
--------------------------------------------------------------------
Storage Technology Corp.(a)                       1,732       42,815
====================================================================
                                                             200,035
====================================================================

DATA PROCESSING SERVICES-1.11%

CheckFree Corp.(a)                                2,127       58,641
====================================================================

DIVERSIFIED COMMERCIAL SERVICES-6.88%

Apollo Group, Inc.-Class A(a)                       955       51,760
--------------------------------------------------------------------
Career Education Corp.(a)                           864       51,952
--------------------------------------------------------------------
Corinthian Colleges, Inc.(a)                      1,402       64,198
--------------------------------------------------------------------
Corporate Executive Board Co. (The)(a)            1,183       48,491
--------------------------------------------------------------------
FTI Consulting, Inc.(a)                           1,041   $   47,105
--------------------------------------------------------------------

                                                            MARKET
                                                SHARES      VALUE
--------------------------------------------------------------------
DIVERSIFIED COMMERCIAL SERVICES-(CONTINUED)

ITT Educational Services, Inc.(a)                 2,109       62,215
--------------------------------------------------------------------
University of Phoenix Online(a)                     883       38,976
====================================================================
                                                             364,697
====================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-2.11%

Arrow Electronics, Inc.                           3,116       52,598
--------------------------------------------------------------------
Trimble Navigation Ltd.(a)                        2,340       59,085
====================================================================
                                                             111,683
====================================================================

ENVIRONMENTAL SERVICES-2.11%

Stericycle, Inc.(a)                               1,419       55,753
--------------------------------------------------------------------
Tetra Tech, Inc.                                  3,639       56,404
====================================================================
                                                             112,157
====================================================================

FOOD RETAIL-0.87%

Whole Foods Market, Inc.(a)                         779       46,241
====================================================================

FOOTWEAR-0.96%

K-Swiss, Inc.-Class A                             1,712       50,898
====================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-4.68%

AdvancePCS(a)                                     1,779       53,477
--------------------------------------------------------------------
Odyssey Healthcare, Inc.(a)                       1,817       46,951
--------------------------------------------------------------------
Omnicare, Inc.                                    1,574       41,742
--------------------------------------------------------------------
Pharmaceutical Product Development, Inc.(a)       2,005       52,471
--------------------------------------------------------------------
WebMD Corp.(a)                                    5,570       53,695
====================================================================
                                                             248,336
====================================================================

HEALTH CARE EQUIPMENT-7.12%

Becton, Dickinson & Co.                           1,271       44,993
--------------------------------------------------------------------
Biosite Diagnostics Inc.(a)                       1,219       52,027
--------------------------------------------------------------------
Boston Scientific Corp.(a)                          904       38,917
--------------------------------------------------------------------
Integra LifeSciences Holdings(a)                  2,227       59,439
--------------------------------------------------------------------
STERIS Corp.(a)                                   1,583       35,934
--------------------------------------------------------------------
Stryker Corp.                                       790       52,938
--------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                     787       42,388
--------------------------------------------------------------------
Zimmer Holdings, Inc.(a)                          1,087       50,980
====================================================================
                                                             377,616
====================================================================

HEALTH CARE FACILITIES-0.89%

VCA Antech, Inc.(a)                               2,827       47,463
====================================================================

HEALTH CARE SUPPLIES-2.61%

Coopers Cos., Inc.                                1,370       38,223
--------------------------------------------------------------------
Fisher Scientific International Inc.(a)           1,548       44,598
--------------------------------------------------------------------
Immucor, Inc.(a)                                  2,707       55,575
====================================================================
                                                             138,396
====================================================================

                                                            MARKET
                                                SHARES      VALUE
--------------------------------------------------------------------

HOME IMPROVEMENT RETAIL-0.97%

Lowe's Cos., Inc.                                 1,169   $   51,307
====================================================================

INTERNET SOFTWARE & SERVICES-1.19%

United Online, Inc.(a)                            2,814       62,921
====================================================================

IT CONSULTING & SERVICES-1.86%

CACI International Inc.-Class A(a)                1,313       45,863
--------------------------------------------------------------------
Cognizant Technology Solutions Corp.(a)           2,954       53,054
====================================================================
                                                              98,917
====================================================================

LEISURE PRODUCTS-0.94%

Leapfrog Enterprises, Inc.-Class A(a)             1,876       50,089
====================================================================

MANAGED HEALTH CARE-5.64%

Aetna Inc.                                          935       46,563
--------------------------------------------------------------------
AMERIGROUP Corp.(a)                               2,085       60,715
--------------------------------------------------------------------
Anthem, Inc.(a)                                     713       48,940
--------------------------------------------------------------------
First Health Group Corp.(a)                       1,651       41,358
--------------------------------------------------------------------
Mid Atlantic Medical Services, Inc.(a)            1,122       48,863
--------------------------------------------------------------------
UnitedHealth Group Inc.                             571       52,606
====================================================================
                                                             299,045
====================================================================

MUTUAL FUNDS-8.90%

iShares Russell 1000 Growth Index Fund            6,547      253,042
--------------------------------------------------------------------
iShares Russell Midcap Growth Index Fund          3,952      219,138
====================================================================
                                                             472,180
====================================================================

NETWORKING EQUIPMENT-2.43%

Foundry Networks, Inc.(a)                         6,592       71,721
--------------------------------------------------------------------
NetScreen Technologies, Inc.(a)                   2,819       57,169
====================================================================
                                                             128,890
====================================================================

PHARMACEUTICALS-3.92%

American Pharmaceutical Partners, Inc.(a)         3,066       71,591
--------------------------------------------------------------------
Forest Laboratories, Inc.(a)                        814       42,100
--------------------------------------------------------------------
Taro Pharmaceutical Industries Ltd.
  (Israel)(a)                                     1,027       46,996
--------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                        1,011       47,214
====================================================================
                                                             207,901
====================================================================

PUBLISHING-0.99%

Getty Images, Inc.(a)                             1,558       52,738
====================================================================

RESTAURANTS-0.92%

P.F. Chang's China Bistro, Inc.(a)                1,168       48,939
====================================================================

SEMICONDUCTORS-9.97%

Altera Corp.(a)                                   3,323       52,537
--------------------------------------------------------------------
Broadcom Corp.-Class A(a)                         2,848       50,951
--------------------------------------------------------------------

                                                            MARKET
                                                SHARES      VALUE
--------------------------------------------------------------------
SEMICONDUCTORS-(CONTINUED)

Cree, Inc.(a)                                     2,683   $   53,526
--------------------------------------------------------------------
Genesis Microchip Inc.(a)                         3,599       61,759
--------------------------------------------------------------------
Marvell Technology Group Ltd. (Bermuda)(a)        2,126       49,066
--------------------------------------------------------------------
National Semiconductor Corp.(a)                   2,848       53,343
--------------------------------------------------------------------
OmniVision Technologies, Inc.(a)                  2,161       52,469
--------------------------------------------------------------------
QLogic Corp.(a)                                   1,222       53,756
--------------------------------------------------------------------
Silicon Laboratories Inc.(a)                      1,733       49,304
--------------------------------------------------------------------
Xilinx, Inc.(a)                                   1,922       52,029
====================================================================
                                                             528,740
====================================================================

SPECIALTY STORES-2.90%

Advance Auto Parts, Inc.(a)                         998       49,641
--------------------------------------------------------------------
Guitar Center Inc.(a)                             2,297       53,199
--------------------------------------------------------------------
Tractor Supply Co.(a)                             1,209       51,201
====================================================================
                                                             154,041
====================================================================

SYSTEMS SOFTWARE-1.96%

Micromuse Inc.(a)                                 7,403       48,423
--------------------------------------------------------------------
Progress Software Corp.(a)                        2,840       55,352
====================================================================
                                                             103,775
====================================================================

TELECOMMUNICATIONS EQUIPMENT-2.97%

ADTRAN, Inc.(a)                                   1,284       51,976
--------------------------------------------------------------------
Avocent Corp.(a)                                  1,781       52,753
--------------------------------------------------------------------
UTStarcom, Inc.(a)                                2,425       52,795
====================================================================
                                                             157,524
====================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.03%

Nextel Communications, Inc.-Class A(a)            3,696       54,664
====================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $4,515,438)                          4,964,766
====================================================================

                                               PRINCIPAL
                                                AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-5.96%

FEDERAL HOME LOAN BANK-5.96%

Disc. Notes,
1.25%, 05/01/03 (Cost $316,000)(b)             $316,000       316,000
=====================================================================

U.S. TREASURY BILLS-1.88%

1.12%, 06/19/03 (Cost $99,847)(b)               100,000(c)     99,847
=====================================================================
TOTAL INVESTMENTS-101.44% (Cost $4,931,285)                 5,380,613
=====================================================================
OTHER ASSETS LESS LIABILITIES-(1.44%)                         (76,404)
=====================================================================
NET ASSETS-100.00%                                         $5,304,209
_____________________________________________________________________
=====================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Disc.  - Discounted

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(c) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 8.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2003
(Unaudited)

ASSETS:

Investments, at market value (cost $4,931,285)   $5,380,613
-----------------------------------------------------------
Cash                                                    642
-----------------------------------------------------------
Receivables for:
  Investments sold                                  386,078
-----------------------------------------------------------
  Variation margin                                      675
-----------------------------------------------------------
  Fund shares sold                                   33,552
-----------------------------------------------------------
  Dividends                                              26
-----------------------------------------------------------
Investment for deferred compensation plan             1,061
-----------------------------------------------------------
Other assets                                         45,257
===========================================================
    Total assets                                  5,847,904
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             491,454
-----------------------------------------------------------
  Fund shares reacquired                             27,731
-----------------------------------------------------------
  Deferred compensation plan                          1,061
-----------------------------------------------------------
Accrued distribution fees                             5,202
-----------------------------------------------------------
Accrued trustees' fees                                  728
-----------------------------------------------------------
Accrued transfer agent fees                           1,980
-----------------------------------------------------------
Accrued operating expenses                           15,539
===========================================================
    Total liabilities                               543,695
===========================================================
Net assets applicable to shares outstanding      $5,304,209
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                    $5,214,571
-----------------------------------------------------------
Undistributed net investment income (loss)          (29,107)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and futures contracts      (342,917)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts                  461,662
===========================================================
                                                 $5,304,209
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                          $4,201,632
___________________________________________________________
===========================================================
Class B                                          $  627,692
___________________________________________________________
===========================================================
Class C                                          $  474,885
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                             420,346
___________________________________________________________
===========================================================
Class B                                              63,016
___________________________________________________________
===========================================================
Class C                                              47,663
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                      $    10.00
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.00 divided by
      94.50%)                                    $    10.58
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share   $     9.96
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share   $     9.96
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the six months ended April 30, 2003
(Unaudited)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $47)             $   3,935
-----------------------------------------------------------------------
Interest                                                          3,788
=======================================================================
    Total investment income                                       7,723
=======================================================================

EXPENSES:

Advisory fees                                                    16,056
-----------------------------------------------------------------------
Administrative services fees                                     24,795
-----------------------------------------------------------------------
Custodian fees                                                    7,117
-----------------------------------------------------------------------
Distribution fees -- Class A                                      5,087
-----------------------------------------------------------------------
Distribution fees -- Class B                                      2,377
-----------------------------------------------------------------------
Distribution fees -- Class C                                      1,978
-----------------------------------------------------------------------
Transfer agent fees                                              10,557
-----------------------------------------------------------------------
Trustees' fees                                                    4,523
-----------------------------------------------------------------------
Registration and filing fees                                     25,398
-----------------------------------------------------------------------
Printing                                                          8,999
-----------------------------------------------------------------------
Professional fees                                                20,278
-----------------------------------------------------------------------
Other                                                             2,298
=======================================================================
    Total expenses                                              129,463
=======================================================================
Less: Fees waived, expenses reimbursed and paid indirectly      (92,633)
=======================================================================
    Net expenses                                                 36,830
=======================================================================
Net investment income (loss)                                    (29,107)
=======================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (262,313)
-----------------------------------------------------------------------
  Futures contracts                                             (80,604)
=======================================================================
                                                               (342,917)
=======================================================================
Change in net unrealized appreciation of:
  Investment securities                                         449,329
-----------------------------------------------------------------------
  Futures contracts                                              12,333
=======================================================================
                                                                461,662
=======================================================================
Net gain from investment securities and futures contracts       118,745
=======================================================================
Net increase in net assets resulting from operations          $  89,638
_______________________________________________________________________
=======================================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2003
(Unaudited)

                                                                APRIL 30,
                                                                   2003
--------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                  $  (29,107)
--------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                             (342,917)
--------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and futures contracts                               461,662
==========================================================================
    Net increase in net assets resulting from operations            89,638
==========================================================================
Share transactions-net:
  Class A                                                        4,117,739
--------------------------------------------------------------------------
  Class B                                                          622,753
--------------------------------------------------------------------------
  Class C                                                          474,079
==========================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          5,214,571
==========================================================================
    Net increase in net assets                                   5,304,209
==========================================================================

NET ASSETS:

  Beginning of period                                                   --
==========================================================================
  End of period                                                 $5,304,209
__________________________________________________________________________
==========================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2003
(Unaudited)

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Libra Fund (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund commenced operations November 1, 2002.

    The Fund's investment objective is to provide long-term growth of capital. In the Schedule of Investments each company is organized in the United States unless otherwise noted.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued at the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks also include to varying degrees, the risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses are charged to each class pursuant to a transfer agency and service agreement adopted by the Fund with respect to such class. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. INVESCO (NY), Inc. is the Fund's subadvisor. The Fund pays AIM investment management and administration fees at an annual rate of 0.85% of the first $1 billion of the Fund's average daily net assets, plus 0.80% of the Fund's average daily nest assets in excess of $1 billion. AIM has voluntarily agreed to limit total annual operating expenses (excluding interest, taxes, dividend expense on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 1.80%, 2.45% and 2.45%, respectively. Voluntary expense limitations may be rescinded, terminated or modified at any time without further notice to investors. During periods of voluntary waivers or reimbursements to the extent the annualized expense ratio does not exceed the voluntary limit for the period committed, AIM will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year. Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds in which the Fund has invested (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the Fund). For the six months ended April 30, 2003, AIM waived fees of $16,056 and reimbursed expenses of $76,435.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2003, AIM was paid $24,795 for such services.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2003, AFS retained $7,854 for such services.

    The Trust has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. NASD Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the six months ended April 30, 2003, the Class A, Class B and Class C shares paid $5,087, $2,377 and $1,978, respectively.

    Front-end sales commissions and contingent deferred sales charges ("sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. Contingent deferred sales charges ("CDSCs") are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2003, AIM Distributors retained $3,346 in front-end sales commissions from the sale of Class A shares and $0, $0, and $0 for Class A, Class B and Class C shares, respectively, for CDSCs imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AFS and/or AIM Distributors.

    During the six months ended April 30, 2003, the Fund paid legal fees of $446 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2003, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $19 and reductions in custodian fees of $123 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $142.

NOTE 4--TRUSTEES' FEES

Trustees' fees represent remuneration paid to each trustee who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Trust. The Trustees deferring compensation have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested.

NOTE 5--BORROWINGS

AIM has established an interfund lending facility for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. The Fund did not borrow or lend under this facility during the six months ended April 30, 2003.

NOTE 6--TAX INFORMATION

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of any distributions paid during the year and the tax components of distributable earnings will be updated at the Fund's fiscal year-end.


NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the six months ended April 30, 2003 was $12,119,954 and $7,342,204, respectively.

    The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2003 is as follows:

Aggregate unrealized appreciation of
  investment securities                           $499,839
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                            (50,511)
==========================================================
Net unrealized appreciation of investment
  securities                                      $449,328
__________________________________________________________
==========================================================
Investments have the same cost for tax and financial
statement purposes.

NOTE 8--FUTURES CONTRACTS

On April 30, 2003, $22,000 principal amount of U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts. Open futures contracts as of April 30, 2003 were as follows:

                        NO. OF       MONTH/       MARKET     UNREALIZED
CONTRACT               CONTRACTS   COMMITMENT     VALUE     APPRECIATION
------------------------------------------------------------------------
E-Mini S&P 500             3       Jun 03/Long   $137,415     $ 4,933
------------------------------------------------------------------------
S&P Mid 400 E-Mini         3       Jun 03/Long    131,625       7,400
========================================================================
                                                 $269,040     $12,333
________________________________________________________________________
========================================================================

NOTE 9--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a CDSC. Under some circumstances, Class A shares are subject to CDSCs. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. The Fund commenced operations November 1, 2002. Changes in shares outstanding during the six months ended April 30, 2003 were as follows:

                                         SIX MONTHS ENDED
                                          APRIL 30, 2003
                                       ---------------------
                                       SHARES       AMOUNT
------------------------------------------------------------
Sold:
  Class A                              476,758    $4,639,401
------------------------------------------------------------
  Class B                               68,055       668,887
------------------------------------------------------------
  Class C                               47,663       474,079
============================================================
Reacquired:
  Class A                              (56,412)     (521,662)
------------------------------------------------------------
  Class B                               (5,039)      (46,134)
============================================================
                                       531,025    $5,214,571
____________________________________________________________
============================================================

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding during the six months ended April 30, 2003.

                                                                    CLASS A
                                                                ----------------
                                                                NOVEMBER 1, 2002
                                                                (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                   APRIL 30,
                                                                      2003
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.07)(a)
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               0.07
================================================================================
Net asset value, end of period                                       $10.00
________________________________________________________________________________
================================================================================
Total return(b)                                                        0.00%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $4,202
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                     1.81%(c)
--------------------------------------------------------------------------------
  Without fee waivers                                                  6.70%(c)
================================================================================
Ratio of net investment income (loss) to average net assets           (1.39)%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(d)                                              218%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $2,930,892.
(d)  Not annualized for periods less than one year.

                                                                    CLASS B
                                                                ----------------
                                                                NOVEMBER 1, 2002
                                                                (DATE OPERATIONS
                                                                 COMMENCED) TO
                                                                   APRIL 30,
                                                                      2003
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.10)(a)
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               0.06
================================================================================
    Total from investment operations                                  (0.04)
================================================================================
Net asset value, end of period                                       $ 9.96
________________________________________________________________________________
================================================================================
Total return(b)                                                       (0.40)%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $  628
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                     2.46%(c)
--------------------------------------------------------------------------------
  Without fee waivers                                                  7.35%(c)
================================================================================
Ratio of net investment income (loss) to average net assets           (2.04)%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(d)                                              218%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $479,350.
(d)  Not annualized for periods less than one year.


                                                                    CLASS C
                                                                ----------------
                                                                NOVEMBER 1, 2002
                                                                (DATE OPERATIONS
                                                                COMMENCED)
                                                                TO APRIL 30,
                                                                   2003
--------------------------------------------------------------------------------
Net asset value, beginning of period                                 $10.00
--------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                        (0.10)(a)
--------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               0.06
================================================================================
    Total from investment operations                                  (0.04)
================================================================================
Net asset value, end of period                                       $ 9.96
________________________________________________________________________________
================================================================================
Total return(b)                                                       (0.40)%
________________________________________________________________________________
================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                             $  475
________________________________________________________________________________
================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                     2.46%(c)
--------------------------------------------------------------------------------
  Without fee waivers                                                  7.35%(c)
================================================================================
Ratio of net investment income (loss) to average net assets           (2.04)%(c)
________________________________________________________________________________
================================================================================
Portfolio turnover rate(d)                                              218%
________________________________________________________________________________
================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are annualized and based on average daily net assets of $398,916.
(d)  Not annualized for periods less than one year.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                  SUBJECT TO COMPLETION--DATED AUGUST 20, 2003
                     AIM TRIMARK ENDEAVOR FUND
                     AIM TRIMARK FUND
                     AIM TRIMARK SMALL COMPANIES FUND

                     November 4, 2003




                     Prospectus



                     INSTITUTIONAL CLASSES

                     AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND AND AIM TRIMARK SMALL COMPANIES FUND EACH SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

                     --------------------------------------------------------

                     THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE INSTITUTIONAL CLASS SHARES OF THE FUNDS. PLEASE READ IT BEFORE INVESTING AND KEEP IT FOR FUTURE REFERENCE.

                     AS WITH ALL OTHER MUTUAL FUND SECURITIES, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THE INFORMATION IN THIS PROSPECTUS IS ADEQUATE OR ACCURATE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

                     AN INVESTMENT IN THE FUND:
                     - is not FDIC insured;
                     - may lose value; and
                     - is not guaranteed by a bank.

                YOUR GOALS. OUR SOLUTIONS.   [AIM INVESTMENTS LOGO APPEARS HERE]
                     --Servicemark--                   --Servicemark--

         --------------------------------------------------------------
         AIM TRIMARK ENDEAVOR - TRIMARK - TRIMARK SMALL COMPANIES FUNDS
         --------------------------------------------------------------

TABLE OF CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES                 1
------------------------------------------------------
AIM Trimark Endeavor Fund                            1
AIM Trimark Fund                                     1
AIM Trimark Small Companies Fund                     1
All Funds                                            1
PRINCIPAL RISKS OF INVESTING IN THE FUNDS            2
------------------------------------------------------
All Funds                                            2
Trimark                                              2
Small Companies                                      2
FEE TABLE AND EXPENSE EXAMPLE                        3
------------------------------------------------------
Fee Table                                            3
Expense Example                                      3
FUND MANAGEMENT                                      4
------------------------------------------------------
The Advisors                                         4
Advisor Compensation                                 4
Portfolio Managers                                   4
OTHER INFORMATION                                    5
------------------------------------------------------
Dividends and Distributions                          5
Suitability for Investors                            5
Future Fund Closure                                  5
SHAREHOLDER INFORMATION                            A-1
------------------------------------------------------
Purchasing Shares                                  A-1
Redeeming Shares                                   A-2
Pricing of Shares                                  A-2
Taxes                                              A-2
OBTAINING ADDITIONAL INFORMATION            Back Cover
------------------------------------------------------

The AIM Family of Funds, AIM and Design, AIM, AIM Funds, AIM Funds and Design, AIM Investor, AIM Lifetime America, AIM LINK, AIM Institutional Funds, aimfunds.com, La Familia AIM de Fondos, La Familia AIM de Fondos and Design, Invierta con DISCIPLINA and Invest with DISCIPLINE are registered service marks and AIM Bank Connection, AIM Internet Connect, AIM Private Asset Management, AIM Private Asset Management and Design, AIM Stylized and/or Design, AIM Alternative Assets and Design, AIM Investments, AIM Investments and Design, myaim.com, The AIM College Savings Plan, AIM Solo 401(k) and Your goals. Our solutions. are service marks of A I M Management Group Inc. AIM Trimark is a service mark of AIM Management Group Inc. and AIM Funds Management Inc.

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this prospectus, and you should not rely on such other information or representations.

         --------------------------------------------------------------
         AIM TRIMARK ENDEAVOR - TRIMARK - TRIMARK SMALL COMPANIES FUNDS
         --------------------------------------------------------------

INVESTMENT OBJECTIVES AND STRATEGIES
--------------------------------------------------------------------------------

AIM TRIMARK ENDEAVOR FUND (ENDEAVOR)

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet this objective by investing, normally, at least 65% of its net assets in marketable equity securities, including convertible securities, of mid-capitalization companies. The fund considers a company to be a mid-capitalization company if it has a market capitalization, at the time of purchase, within the range of the largest and smallest capitalized companies included in the Russell Midcap--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell Midcap--Registered Trademark-- Index measures the performance of the 800 companies with the lowest market capitalization in the Russell 1000--Registered Trademark-- Index. The Russell 1000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks of the 1000 largest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3000 largest U.S. companies based on total market capitalization. The companies in the Russell Midcap--Registered Trademark-- Index are considered representative of medium-sized companies.

    The fund may invest up to 25% of its total assets in foreign securities.

AIM TRIMARK FUND (TRIMARK)

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective generally by investing, normally, at least 75% of its net assets in marketable equity securities of medium- and large-sized companies, including convertible securities, of domestic issuers and foreign issuers. The fund will normally invest in the securities of companies located in at least three countries, including the United States.

    The fund emphasizes investment in companies in developed countries such as the United States, the countries of Western Europe and certain countries in the Pacific Basin. The fund may also invest in companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles.

AIM TRIMARK SMALL COMPANIES FUND (SMALL COMPANIES)

The fund's investment objective is long-term growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

    The fund seeks to meet its objective by investing, normally, at least 80% of its assets in marketable equity securities, including convertible securities, of small-capitalization companies. The fund considers a company to be a small-capitalization company if it has a market capitalization, at the time of purchase, no larger than the largest capitalized company included in the Russell 2000--Registered Trademark-- Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Russell 2000--Registered Trademark-- Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000--Registered Trademark-- Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The companies within the Russell 2000--Registered Trademark-- Index are considered representative of small-sized companies.

    In complying with this 80% investment requirement, the fund's investments may include synthetic instruments. Synthetic instruments are investments that have economic characteristics similar to the fund's direct investments, and may include warrants, futures, options, exchange-traded funds and American Depositary Receipts.

    The fund may invest up to 25% of its total assets in foreign securities.

ALL FUNDS

In selecting securities, the portfolio managers seek to identify companies that are both attractively priced relative to their prospective earnings and cash flow, and have strong long-term growth prospects. In evaluating companies, the portfolio managers emphasize several factors such as the quality of the company's management team, their commitment to securing a competitive advantage, and the company's sustainable growth potential. The portfolio managers typically consider whether to sell a security in any of four circumstances: (1) a more compelling investment opportunity exists, (2) the full value of the investment is deemed to have been realized, (3) there has been a fundamental negative change in management strategy of the company or (4) there has been a fundamental negative change in competitive environment.

    For cash management purposes, each of the funds may also hold a portion of its assets in cash or cash equivalents, including shares of affiliated money market funds.

    Under normal conditions, the top ten holdings may comprise up to 50% of the fund's total assets. Any percentage limitations with respect to assets of a fund are applied at the time of purchase.

    Each fund may also invest up to 10% of its total assets in investment-grade debt securities, U.S. government securities and high-quality money market investments.

    In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, each of the funds may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, a fund may not achieve its investment objective.

         --------------------------------------------------------------
         AIM TRIMARK ENDEAVOR - TRIMARK - TRIMARK SMALL COMPANIES FUNDS
         --------------------------------------------------------------

PRINCIPAL RISKS OF INVESTING IN THE FUNDS
--------------------------------------------------------------------------------

ALL FUNDS

There is a risk that you could lose all or a portion of your investment in the funds. The value of your investment in a fund will go up and down with the prices of the securities in which the fund invests. The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity.

    Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

    The values of the convertible securities in which the funds may invest will also be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to a fund.

    Because a large percentage of each fund's assets may be invested in a limited number of securities, a change in the value of these securities could significantly affect the value of your investment in a fund.

    The funds may participate in the initial public offering (IPO) market in some market cycles. Because of each fund's small asset base, any investment a fund may make in IPOs may significantly affect that fund's total return. As each fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on a fund's total return.

    An investment in the funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

TRIMARK

The prices of foreign securities may be further affected by other factors, including:

- Currency exchange rates--The dollar value of the fund's foreign investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

- Political and economic conditions--The value of the fund's foreign investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

- Regulations--Foreign companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about foreign companies than about U.S. companies.

- Markets--The securities markets of other countries are smaller than U.S. securities markets. As a result, many foreign securities may be less liquid and more volatile than U.S. securities.

    These factors may affect the prices of securities issued by foreign companies located in developing countries more than those in countries with mature economies. For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline. Transaction costs are often higher in developing countries and there may be delays in settlement procedures.

SMALL COMPANIES

The prices of equity securities can change in response to many factors (as discussed above).

    This is especially true with respect to equity securities of small-cap companies, whose prices may go up and down more than equity securities of larger, more-established companies. Also, since equity securities of small-cap companies may not be traded as often as equity securities of larger, more-established companies, it may be difficult or impossible for a fund to sell securities at a desirable price.

         --------------------------------------------------------------
         AIM TRIMARK ENDEAVOR - TRIMARK - TRIMARK SMALL COMPANIES FUNDS
         --------------------------------------------------------------

FEE TABLE AND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

FEE TABLE

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the funds:

SHAREHOLDER FEES
--------------------------------------------------------------------------------
(fees paid directly from                                                 SMALL
your investment)                                   ENDEAVOR   TRIMARK    COMPANIES
--------------------------------------------------------------------------------
Maximum Sales Charge (Load)
Imposed on Purchases
(as a percentage of offering price)                 None       None       None

Maximum Deferred Sales Charge (Load)
(as a percentage of
original purchase price
or redemption proceeds, whichever is less)          None       None       None
--------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES(1)
-------------------------------------------------------------------------------------
(expenses that are deducted                                                  SMALL
from fund assets)                                  ENDEAVOR      TRIMARK    COMPANIES
-------------------------------------------------------------------------------------
Management Fees                                       0.80%        0.85%       0.85%

Distribution and/or Service (12b-1) Fees              None         None        None

Other Expenses(2)                                     0.55         0.55        0.55

Total Annual Fund Operating Expenses                  1.35         1.40        1.40
-------------------------------------------------------------------------------------

(1) There is no guarantee that actual expenses will be the same as those shown in the table.
(2) Other Expenses are based on estimated amounts for the current fiscal year.

You should also consider the effect of any account fees charged by the financial institution managing your account.

EXPENSE EXAMPLE

This example is intended to help you compare the costs of investing in the funds with the cost of investing in other mutual funds.

    The example assumes that you invest $10,000 in a fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. To the extent fees are waived and/or expenses are reimbursed, your expenses will be lower. Although your actual returns and costs may be higher or lower, based on these assumptions your costs would be:

                                             1 YEAR      3 YEARS
----------------------------------------------------------------
Endeavor                                      $137        $428
Trimark                                        143         443
Small Companies                                143         443
----------------------------------------------------------------

         --------------------------------------------------------------
         AIM TRIMARK ENDEAVOR - TRIMARK - TRIMARK SMALL COMPANIES FUNDS
         --------------------------------------------------------------

FUND MANAGEMENT
--------------------------------------------------------------------------------

THE ADVISORS

A I M Advisors, Inc. (the advisor) serves as each fund's investment advisor and manages the investment operations of each fund and has agreed to perform or arrange for the performance of each fund's day-to-day management. The advisor is located at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. AIM Funds Management Inc. (the subadvisor) is located at 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7. The subadvisor is responsible for each fund's day-to-day management, including each fund's investment decisions and the execution of securities transactions with respect to each fund.

    The advisor has acted as an investment advisor since its organization in 1976 and the subadvisor has acted as an investment advisor since 1981. Today, the advisor, together with its subsidiaries, advises or manages over [190] investment portfolios, including the funds, encompassing a broad range of investment objectives.

ADVISOR COMPENSATION

The advisor is to receive a fee from Endeavor, Trimark and Small Companies at the annual rate of 0.80%, 0.85% and 0.85%, respectively, of each fund's average daily net assets.

PORTFOLIO MANAGERS

The subadvisor uses a team approach to investment management. The individual member(s) of the team who are primarily responsible for the management of each fund's portfolio are

ENDEAVOR


- Geoff MacDonald (lead manager), Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the subadvisor and/or its affiliates since 1998.

- Jeff Hyrich, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the subadvisor and/or its affiliates since 1999. From 1997 to 1999, he was an investment analyst with Ontario Teachers' Pension Plan Board.

    More information on the fund's management team may be found on our website (http://www.aiminvestments.com).

TRIMARK


- Bill Kanko (lead manager), Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the subadvisor and/or its affiliates since 1999. From 1997 to 1999, he was senior vice president with Mackenzie Financial Corp.

- Tye Bousada, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the subadvisor and/or its affiliates since 1999. From 1996 to 1999, he was an investment analyst and portfolio manager with Ontario Teachers' Pension Plan Board.

- Richard Jenkins, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the subadvisor and/or its affiliates since 1994.

    More information on the fund's management team may be found on our website (http://www.aiminvestments.com).

SMALL COMPANIES


- Robert Mikalachki, Portfolio Manager, who has been responsible for the fund since 2003 and has been associated with the subadvisor and/or its affiliates since 1999. From 1996 to 1999, he was a senior associate with PricewaterhouseCoopers.

    He is assisted by the AIM Trimark Small Companies Team. More information on the fund's management team may be found on our website
(http://www.aiminvestments.com).

         --------------------------------------------------------------
         AIM TRIMARK ENDEAVOR - TRIMARK - TRIMARK SMALL COMPANIES FUNDS
         --------------------------------------------------------------

OTHER INFORMATION
--------------------------------------------------------------------------------

DIVIDENDS AND DISTRIBUTIONS

Each of the funds expects that its distributions, if any, will consist primarily of capital gains.

DIVIDENDS

The funds generally declare and pay dividends, if any, annually.

CAPITAL GAINS DISTRIBUTIONS

The funds generally distribute long-term and short-term capital gains, if any, annually.

SUITABILITY FOR INVESTORS

The Institutional Classes of the funds are intended for use by institutional investors. Shares of the Institutional Classes of the funds are available for banks and trust companies acting in a fiduciary or similar capacity, bank and trust company common and collective trust funds, banks and trust companies investing for their own account, entities acting for the account of a public entity (e.g. Taft-Hartley funds, states, cities or government agencies), defined benefit plans, endowments, foundations and defined contribution plans offered pursuant to Sections 401, 457, 403(a), or 403(b) or (c) of the Internal Revenue Code (the "Code") (defined contribution plans offered pursuant to Section 403(b) must be sponsored by a Section 501(c)(3) organization). For defined contribution plans for which the sponsor has combined defined contribution and defined benefit assets of at least $100 million there is no minimum initial investment requirement, otherwise the minimum initial investment requirement for defined contribution plans is $10 million. There is no minimum initial investment requirement for defined benefit plans; and the minimum initial investment requirement for all other investors for which the Institutional Classes of the funds are available is $1 million.

    The Institutional Classes of the funds are designed to be convenient and economical vehicles in which institutions can invest in a portfolio of equity securities. An investment in the funds may relieve the institution of many of the investment and administrative burdens encountered when investing in equity securities directly. These include: selection and diversification of portfolio investments; surveying the market for the best price at which to buy and sell; valuation of portfolio securities; receipt, delivery and safekeeping of securities; and portfolio recordkeeping.

FUTURE FUND CLOSURE (SMALL COMPANIES)

Due to the sometimes limited availability of common stocks of smaller companies that meet the investment criteria for the fund, the fund may discontinue public sales of its shares shortly after the fund reaches $500 million in assets. Investors should note that the fund reserves the right to refuse any order that might disrupt the efficient management of the fund.

    The following types of investors may continue to invest in the fund if they were invested in the fund on the date the fund discontinues sales to new investors and remain invested in the fund after that date:

    (i)  Existing shareholders of the fund;

    (ii)  Existing shareholders of the fund who open other accounts in their name;
    (iii) The following plans and programs:

- Retirement plans maintained pursuant to Section 401 of the Code;

- Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;

- Retirement plans maintained pursuant to Section 457 of the Code;

- Non-qualified deferred compensation plans maintained pursuant to Section 83 of the Code; and

- Qualified Tuition Programs maintained pursuant to Section 529 of the Code.

    Future investments in the fund made by existing brokerage firm wrap programs are at the discretion of A I M Distributors, Inc. (the distributor). Please contact the distributor for approval.

    The following types of investors may open new accounts in the fund, if approved by the distributor:

- Retirement plans maintained pursuant to Section 401 of the Code;

- Retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code;

- Retirement plans maintained pursuant to Section 457 of the Code;

- Non qualified deferred compensation plans maintained pursuant to Section 83 of the Code; and

- Qualified Tuition Programs maintained pursuant to Section 529 of the Code.

    Such plans and programs that are considering the fund as an investment option should contact the distributor for approval.

    During this closed period, the fund may impose different standards for additional investments.

    The fund may resume sales of shares to other new investors at some future date if the Board of Trustees determines that it would be in the best interest of the shareholders.

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

In addition to the fund, A I M Advisors, Inc. serves as investment advisor to many other mutual funds (the AIM Funds). The following information is about all the Institutional Classes of the AIM Funds.

SHARES SOLD WITHOUT SALES CHARGES

You will not pay an initial or contingent deferred sales charge on purchases of any Institutional Class of shares.

PURCHASING SHARES

MINIMUM INVESTMENTS PER AIM FUND ACCOUNT

The minimum investments for AIM Fund Institutional Class accounts are as follows:

                                                                INITIAL      ADDITIONAL
TYPE OF ACCOUNT                                               INVESTMENTS    INVESTMENTS
----------------------------------------------------------------------------------------
Defined Benefit Plans or Platform Sponsors for Defined
Contribution Plans                                            $        0     no minimum
Banks acting in a fiduciary or similar capacity, Collective
and Common Trust Funds, Banks and Broker-Dealers acting for
their own account or Foundations and Endowments                1 million     no minimum
Defined Contribution Plans (Corporate, Non-profit or
Governmental)                                                 10 million     no minimum
----------------------------------------------------------------------------------------

HOW TO PURCHASE SHARES

You may purchase shares using one of the options below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all the required information requested in the current account application, your purchase order will not be processed.

PURCHASE OPTIONS
--------------------------------------------------------------------------------

                                       OPENING AN ACCOUNT                         ADDING TO AN ACCOUNT
-------------------------------------------------------------------------------------------------------------------------
Through a Financial Consultant         Contact your financial consultant.         Same
                                       The financial consultant should mail
                                       your completed account application to
                                       the transfer agent,
                                       A I M Fund Services, Inc.,
                                       P.O. Box 4497,
                                       Houston, TX 77210-4497.
                                       The financial consultant should call
                                       the transfer agent at (800) 659-1005 to
                                       receive a reference number.
                                       Then, use the following wire
                                       instructions:
                                       Beneficiary Bank
                                       ABA/Routing #: 113000609
                                       Beneficiary Account Number: 00100366732
                                       Beneficiary Account Name: A I M Fund
                                       Services, Inc.
                                       RFB: Fund Name, Reference #
                                       OBI: Your Name, Account #
By Telephone                           Open your account as described above.      Call the transfer agent at (800)
                                                                                  659-1005 and wire payment for your
                                                                                  purchase order in accordance with the
                                                                                  wire instructions noted above.
-------------------------------------------------------------------------------------------------------------------------

SPECIAL PLANS

AUTOMATIC DIVIDEND INVESTMENT

All of your dividends and distributions may be paid in cash or invested in the same AIM Fund at net asset value. Unless you specify otherwise, your dividends and distributions will automatically be reinvested in the same AIM Fund.

INSTCL--08/03

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

REDEEMING SHARES

REDEMPTION FEES

Generally, we will not charge you any fees to redeem your shares. Your broker or financial consultant may charge service fees for handling redemption transactions.

HOW TO REDEEM SHARES
--------------------------------------------------------------------------------

Through a Financial Consultant         Contact your financial consultant.
                                       Redemption proceeds will be sent in accordance with the wire instructions specified in the account application provided to the transfer agent. The transfer agent must receive your financial intermediary's call before the close of the
                                       customary trading session of the New York Stock Exchange
                                       (NYSE) on days the NYSE is open for business in order to
                                       effect the redemption at the day's closing price.

By Telephone                           A person who has been authorized in the account application to effect transactions may make redemptions by telephone.
                                       You must call the transfer agent before the close of the
                                       customary trading session of the NYSE on days the NYSE is
                                       open for business in order to effect the redemption at that day's closing price.

--------------------------------------------------------------------------------

TIMING AND METHOD OF PAYMENT

We normally will send out redemption proceeds within one business day, and in any event no more than seven days, after we accept your request to redeem.

REDEMPTION BY TELEPHONE
If you redeem by telephone, we will transmit the amount of the redemption proceeds electronically to your pre-authorized bank account. We use reasonable procedures to confirm that instructions communicated by telephone are genuine and are not liable for telephone instructions that are reasonably believed to be genuine.

REDEMPTIONS BY THE AIM FUNDS
If an AIM Fund determines that you have not provided a correct Social Security or other tax ID number on your account application, the AIM Fund may, at its discretion, redeem the account and distribute the proceeds to you.
--------------------------------------------------------------------------------

 EACH AIM FUND AND ITS AGENTS RESERVE THE RIGHT AT ANY TIME TO:
 - REJECT OR CANCEL ALL OR ANY PART OF ANY PURCHASE OR EXCHANGE ORDER;
 - MODIFY ANY TERMS OR CONDITIONS OF PURCHASE OF SHARES OF ANY AIM FUND; OR
 - SUSPEND, CHANGE OR WITHDRAW ALL OR ANY PART OF THE OFFERING MADE BY THIS PROSPECTUS.
--------------------------------------------------------------------------------

PRICING OF SHARES

DETERMINATION OF NET ASSET VALUE

The price of each AIM Fund's shares is the fund's net asset value per share. The AIM Funds value portfolio securities for which market quotations are readily available at market value. The AIM Fund's short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

    The AIM Funds value all other securities and assets at their fair value. Securities and other assets quoted in foreign currencies are valued in U.S. dollars based on the prevailing exchange rates on that day. In addition, if, between the time trading ends on a particular security and the close of the customary trading session of the NYSE, events occur that may materially affect the value of the security, the AIM Funds may value the security at its fair value as determined in good faith by or under the supervision of the Board of Directors or Trustees of the AIM Fund. The effect of using fair value pricing is that an AIM Fund's net asset value will be subject to the judgment of the Board of Directors or Trustees or its designee instead of being determined by the market. Because some of the AIM Funds may invest in securities that are primarily listed on foreign exchanges that trade on days when the AIM Funds do not price their shares, the value of those funds' assets may change on days when you will not be able to purchase or redeem fund shares.

    Each AIM Fund determines the net asset value of its shares on each day the NYSE is open for business, as of the close of the customary trading session, or any earlier NYSE closing time that day.

TIMING OF ORDERS
You can purchase, exchange or redeem shares during the hours of the customary trading session of the NYSE. The AIM Funds price purchase, exchange and redemption orders at the net asset value calculated after the transfer agent receives an order in good order. An AIM Fund may postpone the right of redemption only under unusual circumstances, as allowed by the Securities and Exchange Commission, such as when the NYSE restricts or suspends trading.

TAXES

In general, dividends and distributions you receive are taxable as ordinary income or long-term capital gains for federal income tax purposes, whether you reinvest them in additional shares or take them in cash. Distributions are generally taxable to you at different rates depending on the length of time the fund holds its assets and the type of income that the fund earns. Different tax rates apply to ordinary income, qualified dividend income, and long-term capital gain distributions, regardless of how long you have held your shares. Every year, you will be sent information showing the amount of
                                                                   INSTCL--08/03

                      -----------------------------------
                      THE AIM FUNDS - INSTITUTIONAL CLASS
                      -----------------------------------

dividends and distributions you received from each AIM Fund during the prior year.

    Any long-term or short-term capital gains realized from redemptions of AIM Fund shares will be subject to federal income tax. Exchanges of shares for shares of another AIM Fund are treated as a sale, and any gain realized on the transaction will generally be subject to federal income tax.

    The foreign, state and local tax consequences of investing in AIM Fund shares may differ materially from the federal income tax consequences described above. You should consult your tax advisor before investing.

INSTCL--08/03

         --------------------------------------------------------------
         AIM TRIMARK ENDEAVOR - TRIMARK - TRIMARK SMALL COMPANIES FUNDS
         --------------------------------------------------------------

OBTAINING ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

More information may be obtained free of charge upon request. The Statement of Additional Information (SAI), a current version of which is on file with the Securities and Exchange Commission (SEC), contains more details about the funds and is incorporated by reference into the prospectus (is legally a part of this prospectus). Annual and semiannual reports to shareholders contain additional information about each fund's investments. Each fund's annual report also discusses the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

    If you have questions about these funds, another fund in The AIM Family of Funds--Registered Trademark-- or your account, or wish to obtain free copies of a fund's current SAI or annual or semiannual reports, please contact us


--------------------------------------------------------

BY MAIL:                  A I M Fund Services, Inc.
                          P.O. Box 4497
                          Houston, TX 77210-4497

BY TELEPHONE:             (800) 451-4246

ON THE INTERNET:          You can send us a request
                          by e-mail or download
                          prospectuses, annual or
                          semiannual reports via
                          our website:
                          http://www.aiminvestments.com

--------------------------------------------------------

You also can review and obtain copies of a fund's SAI, reports and other information at the SEC's Public Reference Room in Washington, DC; on the EDGAR database on the SEC's Internet website (http://www.sec.gov); or, after paying a duplication fee, by sending a letter to the SEC's Public Reference Section, Washington, DC 20549-0102 or by sending an electronic mail request to publicinfo@sec.gov. Please call the SEC at 1-202-942-8090 for information about the Public Reference Room.

--------------------------------------------------------------------------------
 AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND,
 AIM TRIMARK SMALL COMPANIES FUND
 SEC 1940 Act file number: 811-05426
--------------------------------------------------------------------------------

AIMinvestments.com                [AIF-  ]

--------------------------------------------------------------------------------
THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.
--------------------------------------------------------------------------------


                  SUBJECT TO COMPLETION - DATED AUGUST 20, 2003

                                  STATEMENT OF
                             ADDITIONAL INFORMATION

                              AIM INVESTMENT FUNDS
                                11 GREENWAY PLAZA
                                    SUITE 100
                            HOUSTON, TEXAS 77046-1173
                                 (713) 626-1919


                                   ----------


THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE INSTITUTIONAL CLASSES OF EACH PORTFOLIO (EACH A "FUND," COLLECTIVELY THE "FUNDS") OF AIM INVESTMENT FUNDS LISTED BELOW. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, AND IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE INSTITUTIONAL CLASSES OF THE FUNDS LISTED BELOW. YOU MAY OBTAIN A COPY OF A PROSPECTUS FOR THE FUNDS LISTED BELOW FROM AN AUTHORIZED DEALER OR BY WRITING TO:

                            A I M FUND SERVICES, INC.
                                  P.O. BOX 4739
                            HOUSTON, TEXAS 77210-4739
                          OR BY CALLING (800) 451-4246


                                   ----------


THIS STATEMENT OF ADDITIONAL INFORMATION, DATED NOVEMBER 4, 2003, RELATES TO THE PROSPECTUS FOR THE INSTITUTIONAL CLASSES OF THE FOLLOWING FUNDS:

              FUND                                          DATED
              ----                                          -----
        AIM TRIMARK ENDEAVOR FUND                      NOVEMBER 4, 2003
            AIM TRIMARK FUND                           NOVEMBER 4, 2003
    AIM TRIMARK SMALL COMPANIES FUND                   NOVEMBER 4, 2003

                              AIM INVESTMENT FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                       PAGE
                                                                                                       ----
GENERAL INFORMATION ABOUT THE TRUST................................................................     1
         Fund History..............................................................................     1
         Shares of Beneficial Interest.............................................................     1

DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS...........................................     3
         Classification............................................................................     3
         Investment Strategies and Risks...........................................................     3
                  Equity Investments...............................................................     7
                  Foreign Investments..............................................................     7
                  Debt Investments.................................................................     9
                  Other Investments................................................................    10
                  Investment Techniques............................................................    12
                  Derivatives......................................................................    16
                  Additional Securities or Investment Techniques...................................    22
         Fund Policies.............................................................................    24
         Temporary Defensive Positions.............................................................    26

MANAGEMENT OF THE TRUST............................................................................    26
         Board of Trustees.........................................................................    26
         Management Information....................................................................    26
                  Trustee Ownership of Fund Shares.................................................    27
                  Factors Considered in Approving the Investment Advisory Agreement................    27
         Compensation..............................................................................    28
                  Retirement Plan For Trustees.....................................................    28
                  Deferred Compensation Agreements.................................................    29
                  Purchase of Class A Shares of the Funds at Net Asset Value.......................    29
         Codes of Ethics...........................................................................    29
         Proxy Voting Policies.....................................................................    29

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES................................................    30

INVESTMENT ADVISORY AND OTHER SERVICES.............................................................    30
         Investment Advisor........................................................................    30
         Investment Sub-Advisor....................................................................    31
         Service Agreements........................................................................    32
         Other Service Providers...................................................................    32

BROKERAGE ALLOCATION AND OTHER PRACTICES...........................................................    33
         Brokerage Transactions....................................................................    33
         Commissions...............................................................................    33
         Brokerage Selection.......................................................................    34
         Directed Brokerage (Research Services)....................................................    35
         Regular Brokers or Dealers................................................................    35
         Allocation of Portfolio Transactions......................................................    35
         Allocation of Initial Public Offering ("IPO") Transactions................................    35

PURCHASE, REDEMPTION AND PRICING OF SHARES.........................................................    35
         Purchase and Redemption of Shares.........................................................    35
         Redemptions by the Funds..................................................................    36

                                                                                                      PAGE
                                                                                                      ----
         Offering Price............................................................................    36
         Redemption In Kind........................................................................    38
         Backup Withholding........................................................................    38

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS...........................................................    39
         Dividends and Distributions...............................................................    39
         Tax Matters...............................................................................    39

DISTRIBUTION OF SECURITIES.........................................................................    46
         Distributor...............................................................................    46

CALCULATION OF PERFORMANCE DATA....................................................................    46

APPENDICES:

RATINGS OF DEBT SECURITIES........................................................................    A-1

TRUSTEES AND OFFICERS.............................................................................    B-1

TRUSTEE COMPENSATION TABLE........................................................................    C-1

PROXY VOTING POLICIES.............................................................................    D-1

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...............................................    E-1

                       GENERAL INFORMATION ABOUT THE TRUST

FUND HISTORY

         AIM Investment Funds (the "Trust") is a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company. The Trust currently consists of [nine]/[six] separate portfolios: AIM Developing Markets Fund, [AIM Global Energy Fund,] [AIM Global Financial Services Fund,] AIM Global Health Care Fund, [AIM Global Science and Technology Fund,] AIM Libra Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund. This Statement of Additional Information relates solely to the Institutional Classes of AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund (each a "Fund" and collectively, the "Funds"). Under the Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended (the "Trust Agreement"), the Board of Trustees is authorized to create new series of shares without the necessity of a vote of shareholders of the Trust.

         The Trust was originally organized on October 29, 1987 as a Maryland corporation. The Trust reorganized as a Delaware business trust on May 7, 1998. All historical financial and other information contained in this Statement of Additional Information for periods prior to September 8, 1998 relating to these Funds (or a class thereof), except for AIM Libra Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund, is that of AIM Investment Funds, Inc. the Maryland corporation (or the corresponding class thereof). Each of AIM Libra Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund commenced operations as a series of the Trust. [Prior to September 1, 2001, AIM Global Energy Fund was known as AIM Global Resources Fund.] [Prior to July 1, 2002, AIM Global Science and Technology Fund was known as AIM Global Telecommunications and Technology Fund.]

         Effective shortly after AIM Trimark Small Companies Fund reaches $500 million in assets, the Fund may be closed to new investors. The following types of investors may continue to invest in the Fund if they are invested in the Fund on the date the Fund discontinues sales to new investors and remain invested in the Fund: existing shareholders of the Fund; existing shareholders of the Fund who open other accounts in their name; retirement plans maintained pursuant to
Section 401 of the Internal Revenue Code ("the Code"); retirement plans maintained pursuant to Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code; retirement plans maintained pursuant to Section 457 of the Code; non-qualified deferred compensation plans maintained pursuant to Section 83 of the Code; and Qualified Tuition Programs maintained pursuant to Section 529 of the Code. Future investments in the Fund made by existing brokerage firm wrap programs will be at the discretion of A I M Distributors, Inc. ("AIM Distributors"). The following types of investors may open new accounts in AIM Trimark Small Companies Fund, if approved by AIM Distributors: retirement plans maintained pursuant to Section 401 of the Code; retirement plans maintained pursuant to
Section 403 of the Code, to the extent they are maintained by organizations established under Section 501(c)(3) of the Code; retirement plans maintained pursuant to Section 457 of the Code; non-qualified deferred compensation plans maintained pursuant to Section 83 of the Code; and Qualified Tuition Programs maintained pursuant to Section 529 of the Code. Such plans and programs that are considering AIM Trimark Small Companies Fund as an investment option should contact AIM Distributors for approval.

SHARES OF BENEFICIAL INTEREST

         Shares of beneficial interest of the Trust are redeemable at their net asset value (subject, in certain circumstances, to a contingent deferred sales charge) at the option of the shareholder or at the option of the Trust in certain circumstances.

         The Trust allocates moneys and other property it receives from the issue or sale of shares of each of its series of shares, and all income, earnings and profits from such issuance and sales, subject only to the rights of creditors, to the appropriate Fund. These assets constitute the underlying assets of each Fund, are segregated on the Trust's books of account, and are charged with the expenses of such Fund and its respective classes. The Trust allocates any general expenses of the Trust not readily identifiable as belonging to a particular Fund by or under the direction of the Board of Trustees, primarily on the basis of relative net assets, or other relevant factors.

         Each share of each Fund represents an equal proportionate interest in that Fund with each other share and is entitled to such dividends and distributions out of the income belonging to such Fund as are declared by the Board.

         Each Fund offers separate classes of shares as follows:

                                                                                                        INSTITUTIONAL
FUND                                             CLASS A       CLASS B       CLASS C       CLASS R         CLASS
----                                             -------       -------       -------       -------      -------------
AIM Developing Markets Fund                         X             X             X
---------------------------------------------------------------------------------------------------------------------
[AIM Global Energy Fund]                           [X]           [X]           [X]
---------------------------------------------------------------------------------------------------------------------
[AIM Global Financial Services Fund]               [X]           [X]           [X]
---------------------------------------------------------------------------------------------------------------------
AIM Global Health Care Fund                         X             X             X
---------------------------------------------------------------------------------------------------------------------
[AIM Global Science and Technology Fund]           [X]           [X]           [X]
---------------------------------------------------------------------------------------------------------------------
AIM Libra Fund                                      X             X             X
---------------------------------------------------------------------------------------------------------------------
AIM Trimark Endeavor Fund                           X             X             X             X              X
---------------------------------------------------------------------------------------------------------------------
AIM Trimark Fund                                    X             X             X             X              X
---------------------------------------------------------------------------------------------------------------------
AIM Trimark Small Companies Fund                    X             X             X             X              X
---------------------------------------------------------------------------------------------------------------------

         This Statement of Additional Information relates solely to the Institutional Classes of the Funds.


         Each class of shares represents interests in the same portfolio of investments. Differing sales charges and expenses will result in differing net asset values and dividends and distributions. Upon any liquidation of the Trust, shareholders of each class are entitled to share pro rata in the net assets belonging to the applicable Fund allocable to such class available for distribution after satisfaction of outstanding liabilities of the Fund allocable to such class.

         Each share of a Fund generally has the same voting, dividend, liquidation and other rights; however, each class of shares of a Fund is subject to different sales loads, conversion features, exchange privileges and class-specific expenses. Only shareholders of a specific class may vote on matters relating to that class' distribution plan.

         Except as specifically noted above, shareholders of each Fund are entitled to one vote per share (with proportionate voting for fractional shares), irrespective of the relative net asset value of the shares of a Fund. However, on matters affecting an individual Fund or class of shares, a separate vote of shareholders of that Fund or class is required. Shareholders of a Fund or class are not entitled to vote on any matter which does not affect that Fund or class but that requires a separate vote of another Fund or class. An example of a matter that would be voted on separately by shareholders of each Fund is the approval of the advisory agreement with A I M Advisors, Inc. ("AIM"), and an example of a matter that would be voted on separately by shareholders of each class of shares is approval of the distribution plans. When issued, shares of each Fund are fully paid and nonassessable, have no preemptive or subscription rights, and are freely transferable. Shares do not have cumulative voting rights, which means that in situations in which shareholders elect trustees, holders of more than 50% of the shares voting for the election of trustees can elect all of the trustees of the Trust, and the holders of less than 50% of the shares voting for the election of trustees will not be able to elect any trustees.

         Under Delaware law, shareholders of a Delaware statutory trust shall be entitled to the same limitations of liability extended to shareholders of private for-profit corporations. There is a remote possibility, however, that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust. The Trust Agreement provides for indemnification out of the property of a Fund for all losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund is unable to meet its obligations and the complaining party is not held to be bound by the disclaimer.

         The trustees and officers of the Trust will not be liable for any act, omission or obligation of the Trust or any trustee or officer; however, a trustee or officer is not protected against any liability to the Trust or to the shareholders to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office with the Trust ("Disabling Conduct"). The Trust Agreement provides for indemnification by the Trust of the trustees, the officers and employees or agents of the Trust, provided that such persons have not engaged in Disabling Conduct. The Trust Agreement also authorizes the purchase of liability insurance on behalf of trustees and officers.

         SHARE CERTIFICATES. Shareholders of the Funds do not have the right to demand or require the Trust to issue share certificates.


            DESCRIPTION OF THE FUNDS AND THEIR INVESTMENTS AND RISKS

CLASSIFICATION

         The Trust is an open-end management investment company. Each of the Funds is "diversified" for purposes of the 1940 Act.

INVESTMENT STRATEGIES AND RISKS

         The table on the following pages identifies various securities and investment techniques used by AIM in managing The AIM Family of Funds(R). The table has been marked to indicate those securities and investment techniques that AIM may use to manage a Fund. A Fund may not use all of these techniques at any one time. A Fund's transactions in a particular security or use of a particular technique is subject to limitations imposed by a Fund's investment objective, policies and restrictions described in that Fund's Prospectus and/or this Statement of Additional Information, as well as federal securities laws. The Funds' investment objectives, policies, strategies and practices are non-fundamental unless otherwise indicated. A more detailed description of the securities and investment techniques, as well as the risks associated with those securities and investment techniques that the Funds utilize, follows the table. The descriptions of the securities and investment techniques in this section supplement the discussion of principal investment strategies contained in each Fund's Prospectus; where a particular type of security or investment technique is not discussed in a Fund's Prospectus, that security or investment technique is not a principal investment strategy.

                              AIM INVESTMENT FUNDS

                SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
           FUND
---------------------------
SECURITY/                                                        AIM TRIMARK
INVESTMENT                     AIM TRIMARK       AIM TRIMARK         SMALL
TECHNIQUE                     ENDEAVOR FUND         FUND        COMPANIES FUND
---------------------------   -------------      -----------    --------------
                               EQUITY INVESTMENTS
Common Stock                       X                 X                 X
---------------------------   -------------      -----------    --------------
Preferred Stock                    X                 X                 X
---------------------------   -------------      -----------    --------------
Convertible Securities             X                 X                 X
---------------------------   -------------      -----------    --------------
Alternative Entity
Securities                         X                 X                 X
---------------------------   -------------      -----------    --------------
                              FOREIGN INVESTMENTS
---------------------------   -------------      -----------    --------------
Foreign Securities                 X                 X                 X
---------------------------   -------------      -----------    --------------
Foreign Government
Obligations                        X                 X                 X
---------------------------   -------------      -----------    --------------
Foreign Exchange
Transactions                       X                 X                 X
---------------------------   -------------      -----------    --------------
                                DEBT INVESTMENTS
---------------------------   -------------      -----------    --------------
U.S. Government
Obligations                        X                 X                 X
---------------------------   -------------      -----------    --------------
Rule 2a-7 Requirements
---------------------------   -------------      -----------    --------------
Mortgage-Backed and
Asset-Backed Securities
---------------------------   -------------      -----------    --------------
Collateralized Mortgage
Obligations
---------------------------   -------------      -----------    --------------
Bank Instruments
---------------------------   -------------      -----------    --------------
Commercial Instruments
---------------------------   -------------      -----------    --------------
Participation Interests
---------------------------   -------------      -----------    --------------
Municipal Securities
---------------------------   -------------      -----------    --------------
Municipal Lease
Obligations
---------------------------   -------------      -----------    --------------
Investment Grade
Corporate Debt Obligations         X                 X                 X
---------------------------   -------------      -----------    --------------
Junk Bonds                         X                 X                 X
---------------------------   -------------      -----------    --------------
Liquid Assets                      X                 X                 X
---------------------------   -------------      -----------    --------------
                               OTHER INVESTMENTS
---------------------------   -------------      -----------    --------------
REITs                              X                 X                 X
---------------------------   -------------      -----------    --------------
Other Investment
Companies                          X                 X                 X
---------------------------   -------------      -----------    --------------
Defaulted Securities
---------------------------   -------------      -----------    --------------
Municipal Forward
Contracts
---------------------------   -------------      -----------    --------------
Variable or Floating Rate
Instruments
---------------------------   -------------      -----------    --------------
Indexed Securities
---------------------------   -------------      -----------    --------------
Zero-Coupon and
Pay-in-Kind Securities
--------------------------------------------------------------------------------

                              AIM INVESTMENT FUNDS

                SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
           FUND
---------------------------
SECURITY/                                                        AIM TRIMARK
INVESTMENT                     AIM TRIMARK       AIM TRIMARK         SMALL
TECHNIQUE                     ENDEAVOR FUND         FUND        COMPANIES FUND
---------------------------   -------------      -----------    --------------
Synthetic Municipal
Instruments
---------------------------   -------------      -----------    --------------
                             INVESTMENT TECHNIQUES
---------------------------   -------------      -----------    --------------
Delayed Delivery
Transactions                       X                 X                 X
---------------------------   -------------      -----------    --------------
When-Issued Securities             X                 X                 X
---------------------------   -------------      -----------    --------------
Short Sales                        X                 X                 X
---------------------------   -------------      -----------    --------------
Margin Transactions
---------------------------   -------------      -----------    --------------
Swap Agreements                    X                 X                 X
---------------------------   -------------      -----------    --------------
Interfund Loans                    X                 X                 X
---------------------------   -------------      -----------    --------------
Borrowing                          X                 X                 X
---------------------------   -------------      -----------    --------------
Lending Portfolio
Securities                         X                 X                 X
---------------------------   -------------      -----------    --------------
Repurchase Agreements              X                 X                 X
---------------------------   -------------      -----------    --------------
Reverse Repurchase
Agreements
---------------------------   -------------      -----------    --------------
Dollar Rolls
---------------------------   -------------      -----------    --------------
Illiquid Securities                X                 X                 X
---------------------------   -------------      -----------    --------------
Rule 144A Securities               X                 X                 X
---------------------------   -------------      -----------    --------------
Unseasoned Issuers                                                     X
---------------------------   -------------      -----------    --------------
Portfolio Transactions
---------------------------   -------------      -----------    --------------
Sale of Money Market
Securities
---------------------------   -------------      -----------    --------------
Standby Commitments
---------------------------   -------------      -----------    --------------
                                   DERIVATIVES
---------------------------   -------------      -----------    --------------
Equity-Linked Derivatives          X                 X                 X
---------------------------   -------------      -----------    --------------
Put Options                        X                 X                 X
---------------------------   -------------      -----------    --------------
Call Options                       X                 X                 X
---------------------------   -------------      -----------    --------------
Straddles                          X                 X                 X
---------------------------   -------------      -----------    --------------
Warrants                           X                 X                 X
---------------------------   -------------      -----------    --------------
Futures Contracts and
Options on Futures
Contracts                          X                 X                 X
---------------------------   -------------      -----------    --------------
Forward Currency Contracts         X                 X                 X
---------------------------   -------------      -----------    --------------
Cover                              X                 X                 X
--------------------------------------------------------------------------------

                              AIM INVESTMENT FUNDS

                SUMMARY OF SECURITIES AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------
           FUND
---------------------------
SECURITY/                                                        AIM TRIMARK
INVESTMENT                     AIM TRIMARK       AIM TRIMARK         SMALL
TECHNIQUE                     ENDEAVOR FUND         FUND        COMPANIES FUND
---------------------------   -------------      -----------    --------------
                 ADDITIONAL SECURITIES OR INVESTMENT TECHNIQUES
---------------------------   -------------      -----------    --------------
Loan Participations and
Assignments
---------------------------   -------------      -----------    --------------
Privatizations                     X                 X                 X
---------------------------   -------------      -----------    --------------
Indexed Commercial Paper
---------------------------   -------------      -----------    --------------
Samurai and Yankee Bonds
---------------------------   -------------      -----------    --------------
Premium Securities
---------------------------   -------------      -----------    --------------
Structured Investments
---------------------------   -------------      -----------    --------------
Stripped Income Securities
--------------------------------------------------------------------------------

Equity Investments

         COMMON STOCK. Common stock is issued by companies principally to raise cash for business purposes and represents a residual interest in the issuing company. A Fund participates in the success or failure of any company in which it holds stock. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity.

         PREFERRED STOCK. Preferred stock, unlike common stock, often offers a stated dividend rate payable from a corporation's earnings. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. In some cases an issuer may offer auction rate preferred stock, which means that the interest to be paid is set by auction and will often be reset at stated intervals. The rights of preferred stocks on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

         CONVERTIBLE SECURITIES. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that may be converted into a prescribed amount of common stock or other equity securities at a specified price and time. The holder of convertible securities is entitled to receive interest paid or accrued on debt, or dividends paid or accrued on preferred stock, until the security matures or is converted.

         The value of a convertible security depends on interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer's capital structure. Convertible securities may be illiquid, and may be required to convert at a time and at a price that is unfavorable to the Fund.

         [The Funds will invest in a convertible debt security based primarily on the characteristics of the equity security into which it converts, and without regard to the credit rating of the convertible security (even if the credit rating is below investment grade). To the extent that a Fund invests in convertible debt securities with credit ratings below investment grade, such securities may have a higher likelihood of default, although this may be somewhat offset by the convertibility feature. See also "Debt Investments - Junk Bonds" below.]

         ALTERNATIVE ENTITY SECURITIES. Companies that are formed as limited partnerships, limited liability companies, business trusts or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.

Foreign Investments

         FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by issuers outside the United States, and include securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), or other securities representing underlying securities of foreign issuers. Depositary Receipts are typically issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations.

         AIM Trimark Fund may invest up to 100% of its total assets in foreign securities. AIM Trimark Endeavor Fund and AIM Trimark Small Companies Fund may each invest up to 25% of its total assets in foreign securities.

         Investments by a Fund in foreign securities, whether denominated in U.S. dollars or foreign currencies, may entail all of the risks set forth below. Investments by a Fund in ADRs, EDRs or similar securities also may entail some or all of the risks described below.

         Currency Risk. The value of the Funds' foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

         Political and Economic Risk. The economies of many of the countries in which the Funds may invest may not be as developed as the United States' economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds' investments.

         Regulatory Risk. Foreign companies are not registered with the Securities and Exchange Commission ("SEC") and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Funds may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Funds' shareholders.

         Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

         On January 1, 1999, certain members of the European Economic and Monetary Union ("EMU"), established a common European currency known as the "euro" and each member's local currency became a denomination of the euro. Each participating country (currently, Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) has replaced its local currency with the euro effective January 1, 2002.

         Risks of Developing Countries. Each Fund may each invest in securities of companies located in developing countries. AIM Trimark Endeavor Fund and AIM Trimark Fund may each invest 15%, and AIM Trimark Small Companies Fund may invest 5% of its total assets in securities of companies located in developing countries.. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Funds. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund's investments.

         FOREIGN GOVERNMENT OBLIGATIONS. Debt securities issued by foreign governments are often, but not always, supported by the full faith and credit of the foreign governments, or their subdivisions, agencies or instrumentalities, that issue them. These securities involve the risks discussed above with respect to foreign securities. Additionally, the issuer of the debt or the governmental authorities that control repayment of the debt may be unwilling or unable to pay interest or repay principal when due. Political or economic changes or the balance of trade may affect a country's willingness or ability to service its debt obligations. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt obligations, especially debt obligations issued by the governments of developing countries. Foreign government obligations of developing countries, and some structures of emerging market debt securities, both of which are generally below investment grade, are sometimes referred to as "Brady Bonds."

         FOREIGN EXCHANGE TRANSACTIONS. Foreign exchange transactions include direct purchases of futures contracts with respect to foreign currency, and contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) at a price set at the time of the contract. Such contractual commitments may be forward contracts entered into directly with another party or exchange traded futures contracts.

         Each Fund has authority to deal in foreign exchange between currencies of the different countries in which it will invest as a hedge against possible variations in the foreign exchange rates between those currencies. A Fund may commit the same percentage of its assets to foreign exchange hedges as it can invest in foreign securities.

         The Funds may utilize either specific transactions ("transaction hedging") or portfolio positions ("position hedging") to hedge foreign currency exposure through foreign exchange transactions. Transaction hedging is the purchase or sale of foreign currency with respect to specific receivables or payables of a Fund accruing in connection with the purchase or sale of its portfolio securities, the sale and redemption of shares of the Fund, or the payment of dividends and distributions by the Fund. Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions (or underlying portfolio security positions, such as in an ADR) denominated or quoted in a foreign currency. Additionally, foreign exchange transactions may involve some of the risks of investments in foreign securities.

Debt Investments

         U.S. GOVERNMENT OBLIGATIONS. Obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities include bills, notes and bonds issued by the U.S. Treasury, as well as "stripped" or "zero coupon" U.S. Treasury obligations representing future interest or principal payments on U.S. Treasury notes or bonds. Stripped securities are sold at a discount to their "face value," and may exhibit greater price volatility than interest-bearing securities since investors receive no payment until maturity. Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Student Loan Marketing Association ("SLMA"), are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, though issued by an instrumentality chartered by the U.S. Government, like the Federal Farm Credit Bureau ("FFCB"), are supported only by the credit of the instrumentality. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so.

         INVESTMENT GRADE CORPORATE DEBT OBLIGATIONS. Each Fund may invest in U.S. dollar-denominated debt obligations issued or guaranteed by U.S. corporations or U.S. commercial banks, U.S. dollar-denominated obligations of foreign issuers and debt obligations of foreign issuers denominated in foreign currencies. Such debt obligations include, among others, bonds, notes, debentures and variable rate demand notes. In choosing corporate debt securities on behalf of a Fund, its investment adviser may consider: (i) general economic and financial conditions; (ii) the specific issuer's (a) business and management, (b) cash flow, (c) earnings coverage of interest and dividends, (d) ability to operate under adverse economic conditions, (e) fair market value of assets, and (f) in the case of foreign issuers, unique political, economic or social conditions applicable to such issuer's country; and, (iii) other considerations deemed appropriate.

         JUNK BONDS. Each of the funds may invest in junk bonds. Junk bonds are lower-rated or non-rated debt securities. Junk bonds are considered speculative with respect to their capacity to pay interest and repay principal in accordance with the terms of the obligation. While generally providing greater income and opportunity for gain, non-investment grade debt securities are subject to greater risks than higher-rated securities.

         Companies that issue junk bonds are often highly leveraged, and may not have more traditional methods of financing available to them. During an economic downturn or recession, highly leveraged issuers of high yield securities may experience financial stress, and may not have sufficient revenues to meet their interest payment obligations. Economic downturns tend to disrupt the market for junk bonds, lowering their values, and increasing their price volatility. The risk of issuer default is higher with respect to junk bonds because such issues are generally unsecured and are often subordinated to other creditors of the issuer.

         The credit rating of a junk bond does not necessarily address its market value risk, and ratings may from time to time change to reflect developments regarding the issuer's financial condition. The lower the rating of a junk bond, the more speculative its characteristics.

         The Funds may have difficulty selling certain junk bonds because they may have a thin trading market. The lack of a liquid secondary market may have an adverse effect on the market price and a Fund's ability to dispose of particular issues and may also make it more difficult for the Fund to obtain accurate market quotations in valuing these assets. In the event a Fund experiences an unexpected level of net redemptions, the Fund could be forced to sell its junk bonds at an unfavorable price. Prices of junk bonds have been found to be less sensitive to fluctuations in interest rates, and more sensitive to adverse economic changes and individual corporate developments than those of higher-rated debt securities. AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund may invest up to 5% of total assets in junk bonds.

         Descriptions of debt securities ratings are found in Appendix A.

         LIQUID ASSETS. Cash equivalents include money market instruments (such as certificates of deposit, time deposits, bankers' acceptances from U.S. or foreign banks, and repurchase agreements), shares of affiliated money market funds or high-quality debt obligations (such as U.S. Government obligations, commercial paper, master notes and other short-term corporate instruments, and municipal obligations).

Other Investments

         REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein. A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

         To the extent consistent with their respective investment objectives and policies, each Fund may invest up to 15% of its total assets in equity and/or debt securities issued by REITs.

         To the extent that a Fund has the ability to invest in REITs, the Fund could conceivably own real estate directly as a result of a default on the securities it owns. A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

         In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Equity and mortgage REITs are dependent upon management skill, are not diversified, and are therefore subject to the risk of financing single or a limited number of projects. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from the 1940 Act. Changes in interest rates may also affect the value of debt securities held by a Fund. By investing in REITs indirectly through a Fund, a shareholder will bear not only his/her proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs.

         OTHER INVESTMENT COMPANIES. With respect to a Fund's purchase of shares of another investment company, including Affiliated Money Market Funds (defined below), the Fund will indirectly bear its proportionate share of the advisory fees and other operating expenses of such investment company. The Funds have obtained an exemptive order from the SEC allowing them to invest in money market funds that have AIM or an affiliate of AIM as an investment advisor (the "Affiliated Money Market Funds"), provided that investments in Affiliated Money Market Funds do not exceed 25% of the total assets of the investing Fund.

         The following restrictions apply to investments in other investment companies other than Affiliated Money Market Funds: (i) a Fund may not purchase more than 3% of the total outstanding voting stock of another investment company; (ii) a Fund may not invest more than 5% of its total assets in securities issued by another investment company; and (iii) a Fund may not invest more than 10% of its total assets in securities issued by other investment companies.

         VARIABLE OR FLOATING RATE INSTRUMENTS. Each Fund may invest in securities which have variable or floating interest rates which are readjusted on set dates (such as the last day of the month or calendar quarter) in the case of variable rates or whenever a specified interest rate change occurs in the case of a floating rate instrument. Variable or floating interest rates generally reduce changes in the market price of securities from their original purchase price because, upon readjustment, such rates approximate market rates. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less for variable or floating rate securities than for fixed rate obligations. Many securities with variable or floating interest rates purchased by a Fund are subject to payment of principal and accrued interest (usually within seven days) on the Fund's demand. The terms of such demand instruments require payment of principal and accrued interest by the issuer, a guarantor, and/or a liquidity provider. All variable or floating rate instruments will meet the applicable quality standards of a Fund. AIM will monitor the pricing, quality and liquidity of the variable or floating rate securities held by the Funds.

         INDEXED SECURITIES. Each Fund may invest in indexed securities the value of which is linked to interest rates, commodities, indices or other financial indicators. Most indexed securities are short to intermediate term fixed income securities whose values at maturity (principal value) or interest rates rise or fall according to changes in the value of one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself and could involve the loss of all or a portion of the principal amount of the indexed security.

         ZERO-COUPON AND PAY-IN-KIND SECURITIES. Each Fund may, but does not currently intend to, invest in zero-coupon or pay-in-kind securities. These securities are debt securities that do not make regular cash interest payments. Zero-coupon securities are sold at a deep discount to their face value. Pay-in-kind securities pay interest through the issuance of additional securities. Because zero-coupon and pay-in-kind securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount (or deemed discount) and other non-cash income on such securities accrued during that year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code") and to avoid certain excise taxes, the Fund may be required to distribute a portion of such discount and income, and may be required to dispose of other portfolio securities, which could occur during periods of adverse market prices, in order to generate sufficient cash to meet these distribution requirements.

Investment Techniques

         DELAYED DELIVERY TRANSACTIONS. Delayed delivery transactions, also referred to as forward commitments, involve commitments by a Fund to dealers or issuers to acquire or sell securities at a specified future date beyond the customary settlement for such securities. These commitments may fix the payment price and interest rate to be received or paid on the investment. A Fund may purchase securities on a delayed delivery basis to the extent it can anticipate having available cash on settlement date. Delayed delivery agreements will not be used as a speculative or leveraging technique.

         Investment in securities on a delayed delivery basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must engage in portfolio transactions in order to honor a delayed delivery commitment. Until the settlement date, a Fund will segregate liquid assets of a dollar value sufficient at all times to make payment for the delayed delivery transactions. Such segregated liquid assets will be marked-to-market daily, and the amount segregated will be increased if necessary to maintain adequate coverage of the delayed delivery commitments. No additional delayed delivery agreements or when-issued commitments (as described below) will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         The delayed delivery securities, which will not begin to accrue interest or dividends until the settlement date, will be recorded as an asset of a Fund and will be subject to the risk of market fluctuation. The purchase price of the delayed delivery securities is a liability of a Fund until settlement. Absent extraordinary circumstances, a Fund will not sell or otherwise transfer the delayed delivery basis securities prior to settlement.

         A Fund may enter into buy/sell back transactions (a form of delayed delivery agreement). In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

         WHEN-ISSUED SECURITIES. Purchasing securities on a "when-issued" basis means that the date for delivery of and payment for the securities is not fixed at the date of purchase, but is set after the securities are issued. The payment obligation and, if applicable, the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. A Fund will only make commitments to purchase such securities with the intention of actually acquiring such securities, but the Fund may sell these securities before the settlement date if it is deemed advisable.

         Securities purchased on a when-issued basis and the securities held in a Fund's portfolio are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and, if applicable, changes in the level of interest rates. Therefore, if a Fund is to remain substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a possibility that the market value of the Fund's assets will fluctuate to a greater degree. Furthermore, when the time comes for the Fund to meet its obligations under when-issued commitments, the Fund will do so by using then available cash flow, by sale of the segregated liquid assets, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the when-issued securities themselves (which may have a market value greater or less than the Fund's payment obligation).

         Investment in securities on a when-issued basis may increase a Fund's exposure to market fluctuation and may increase the possibility that the Fund will incur short-term gains subject to federal taxation or short-term losses if the Fund must sell another security in order to honor a when-issued commitment. If a Fund purchases a when-issued security, the Fund will segregate liquid assets in an amount equal to the when-issued commitment. If the market value of such segregated assets declines, additional liquid assets will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of the Fund's when-issued commitments. No additional delayed delivery agreements (as described above) or when-issued commitments will be made by a Fund if, as a result, more than 25% of the Fund's total assets would become so committed.

         SHORT SALES. In a short sale, a Fund does not immediately deliver the securities sold and does not receive the proceeds from the sale. A Fund is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. A Fund will make a short sale, as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security, or when the Fund does not want to sell the security it owns, because it wishes to defer recognition of gain or loss for federal income tax purposes. In such case, any future losses in a Fund's long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount a Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the conversion premium. In determining the number of shares to be sold short against a Fund's position in a convertible security, the anticipated fluctuation in the conversion premium is considered. A Fund may also make short sales to generate additional income from the investment of the cash proceeds of short sales.

         A Fund will only make short sales "against the box," meaning that at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and in an amount equal to, the securities sold short. To secure its obligation to deliver the securities sold short, a Fund will segregate with its custodian an equal amount to the securities sold short or securities convertible into or exchangeable for such securities. A Fund may pledge no more than 10% of its total assets as collateral for short sales against the box.

         MARGIN TRANSACTIONS. None of the Funds will purchase any security on margin, except that each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities. The payment by a Fund of initial or variation margin in connection with futures or related options transactions will not be considered the purchase of a security on margin.

         SWAP AGREEMENTS. Each Fund may enter into interest rate, index and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. Commonly used swap agreements include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor"; and (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

         The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. Most swap agreements entered into by a Fund would calculate the obligations on a "net basis." Consequently, a Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). Obligations under a swap agreement will be accrued daily (offset against amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating liquid assets to avoid any potential leveraging of the Fund. A Fund will not enter into a swap agreement with any single party if the net amount owed to or to be received under existing contracts with that party would exceed 5% of the Fund's total assets. For a discussion of the tax considerations relating to swap agreements, see "Dividends, Distributions and Tax Matters - Swap Agreements."

         INTERFUND LOANS. Each Fund may lend uninvested cash up to 15% of its net assets to other AIM Funds and each Fund may borrow from other AIM Funds to the extent permitted under such Fund's investment restrictions. During temporary or emergency periods, the percentage of a Fund's net assets that may be loaned to other AIM Funds may be increased as permitted by the SEC. If any interfund borrowings are outstanding, a Fund cannot make any additional investments. If a Fund has borrowed from other AIM Funds and has aggregate borrowings from all sources that exceed 10% of such Fund's total assets, such Fund will secure all of its loans from other AIM Funds. The ability of a Fund to lend its securities to other AIM Funds is subject to certain other terms and conditions.

         BORROWING. Each Fund may borrow money to a limited extent for temporary or emergency purposes. If there are unusually heavy redemptions because of changes in interest rates or for any other reason, a Fund may have to sell a portion of its investment portfolio at a time when it may be disadvantageous to do so. Selling fund securities under these circumstances may result in a lower net asset value per share or decreased dividend income, or both. The Trust believes that, in the event of abnormally heavy redemption requests, a Fund's borrowing ability would help to mitigate any such effects and could make the forced sale of their portfolio securities less likely.

         LENDING PORTFOLIO SECURITIES. The Funds may each lend their portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets.

         The Fund would continue to receive the income on loaned securities and would, at the same time, earn interest on the loan collateral or on the investment of any cash collateral. A Fund will not have the right to vote securities while they are being lent, but it can call a loan in anticipation of an important vote. Any cash collateral pursuant to these loans would be invested in short-term money market instruments or Affiliated Money Market Funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned increases and the collateral is not increased accordingly or in the event of default by the borrower. The Fund could also experience delays and costs in gaining access to the collateral.

         REPURCHASE AGREEMENTS. Repurchase agreements are agreements under which a Fund acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which is higher than the purchase price), thereby determining the yield during the Fund's holding period. A Fund may, however, enter into a "continuing contract" or "open" repurchase agreement under which the seller is under a continuing obligation to repurchase the underlying obligation from the Fund on demand and the effective interest rate is negotiated on a daily basis. Each of the Funds may engage in repurchase agreement transactions involving the types of securities in which it is permitted to invest.

         If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, a Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income. The securities underlying a repurchase agreement will be marked-to-market every business day so that the value of such securities is at least equal to the investment value of the repurchase agreement, including any accrued interest thereon.

         The Funds may invest their cash balances in joint accounts with other AIM Funds for the purpose of investing in repurchase agreements with maturities not to exceed 60 days, and in certain other money market instruments with remaining maturities not to exceed 90 days. Repurchase agreements are considered loans by a Fund under the 1940 Act.

         REVERSE REPURCHASE AGREEMENTS. Reverse repurchase agreements are agreements that involve the sale of securities held by a Fund to financial institutions such as banks and broker-dealers, with an agreement that the Fund will repurchase the securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements (i) for temporary emergency purposes, such as to meet unanticipated net redemptions so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or
(iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. At the time it enters into a reverse repurchase agreement, a Fund will segregate liquid assets having a dollar value equal to the repurchase price, and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered borrowings by a Fund under the 1940 Act.

         DOLLAR ROLLS. A dollar roll involves the sale by a Fund of a mortgage security to a financial institution such as a broker-dealer or a bank, with an agreement to repurchase a substantially similar (i.e., same type, coupon and maturity) security at an agreed upon price and date. The mortgage securities that are purchased will bear the same interest rate as those sold, but will generally be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for a Fund exceeding the yield on the sold security.

         Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. At the time the Fund enters into a dollar roll, it will segregate liquid assets having a dollar value equal to the repurchase price, and will monitor the account to ensure that such equivalent value is maintained. The Fund typically enters into dollar roll transactions to enhance the Fund's return either on an income or total return basis or to manage pre-payment risk. Dollar rolls are considered borrowings by a Fund under the 1940 Act.

         ILLIQUID SECURITIES. Illiquid securities are securities that cannot be disposed of within seven days in the normal course of business at the price at which they are valued. Illiquid securities may include securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "1933 Act"). Restricted securities may, in certain circumstances, be resold pursuant to Rule 144A, and thus may or may not constitute illiquid securities.

         Each Fund may invest up to 15% of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a

Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

         RULE 144A SECURITIES. Rule 144A securities are securities which, while privately placed, are eligible for purchase and resale pursuant to Rule 144A under the 1933 Act. This Rule permits certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. AIM, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the Funds' restriction on investment in illiquid securities. Determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination AIM will consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A security. In addition, AIM could consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers;
(iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). AIM will also monitor the liquidity of Rule 144A securities and, if as a result of changed conditions, AIM determines that a Rule 144A security is no longer liquid, AIM will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

         UNSEASONED ISSUERS. AIM Trimark Small Companies Fund may invest in equity securities of unseasoned issuers. Investments in the equity securities of companies having less than three years' continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

Derivatives

         The Funds may each invest in forward currency contracts, futures contracts, options on securities, options on indices, options on currencies, and options on futures contracts to attempt to hedge against the overall level of investment and currency risk normally associated with each Fund's investments. The Funds may also invest in equity-linked derivative products designed to replicate the composition and performance of particular indices. These instruments are often referred to as "derivatives," which may be defined as financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities).

         EQUITY-LINKED DERIVATIVES. Equity-Linked Derivatives are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include S&P Depositary Receipts ("SPDRs"), World Equity Benchmark Series ("WEBs"), NASDAQ 100 tracking shares ("QQQs"), Dow Jones Industrial Average Instruments ("DIAMONDS") and Optimised Portfolios As Listed Securities ("OPALS"). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See "Other Investment Companies."

         PUT AND CALL OPTIONS. A call option gives the purchaser the right to buy the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the call option, the writer of a call option is obligated to sell the underlying security, contract or foreign currency. A put option gives the purchaser the right to sell the underlying security, contract or foreign currency at the stated exercise price at any time prior to the expiration date of the option (or on a specified date if the option is a European style option), regardless of the market price or exchange rate of the security, contract or foreign currency, as the case may be at the time of exercise. If the purchaser exercises the put option, the writer of a put option is obligated to buy the underlying security, contract or foreign currency. The premium paid to the writer is consideration for undertaking the obligations under the option contract. Until an option expires or is offset, the option is said to be "open." When an option expires or is offset, the option is said to be "closed."

         A Fund will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. A Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.

         Pursuant to federal securities rules and regulations, if a Fund writes options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         Writing Options. A Fund may write put and call options in an attempt to realize, through the receipt of premiums, a greater current return than would be realized on the underlying security, contract, or foreign currency alone. A Fund may only write a call option on a security if it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities subject to the call option. In return for the premium received for writing a call option, the Fund foregoes the opportunity for profit from a price increase in the underlying security, contract, or foreign currency above the exercise price so long as the option remains open, but retains the risk of loss should the price of the security, contract, or foreign currency decline.

         A Fund may write a put option without owning the underlying security if it covers the option as described below in the section "Cover." A Fund may only write a put option on a security as part of an investment strategy, and not for speculative purposes. In return for the premium received for writing a put option, the Fund assumes the risk that the price of the underlying security, contract, or foreign currency will decline below the exercise price, in which case the put would be exercised and the Fund would suffer a loss.

         If an option that a Fund has written expires, it will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security, contract or currency during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security, contract or currency, which will be increased or offset by the premium received. A Fund would write a put option at an exercise price that, reduced by the premium received on the option, reflects the price it is willing to pay for the underlying security, contract or currency. The obligation imposed upon the writer of an option is terminated upon the expiration of the option, or such earlier time at which a Fund effects a closing purchase transaction by purchasing an option (put or call as the case may be) identical to that previously sold.

         Writing call options can serve as a limited hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. Closing transactions may be effected in order to realize a profit on an outstanding call option, to prevent an underlying security, contract or currency from being called or to permit the sale of the underlying security, contract or currency. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security, contract or currency with either a different exercise price or expiration date, or both.

         Purchasing Options. A Fund may purchase a call option for the purpose of acquiring the underlying security, contract or currency for its portfolio. The Fund is not required to own the underlying security in order to purchase a call option, and may only cover this transaction with cash, liquid assets and/or short-term debt securities. Utilized in this fashion, the purchase of call options would enable a Fund to acquire the security, contract or currency at the exercise price of the call option plus the premium paid. So long as it holds such a call option, rather than the underlying security or currency itself, the Fund is partially protected from any unexpected increase in the market price of the underlying security, contract or currency. If the market price does not exceed the exercise price, the Fund could purchase the security on the open market and could allow the call option to expire, incurring a loss only to the extent of the premium paid for the option. Each of the Funds may also purchase call options on underlying securities, contracts or currencies against which it has written other call options. For example, where a Fund has written a call option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a call option with a different exercise strike and/or expiration date that would eliminate some or all of the risk associated with the written call. Used in combinations, these strategies are commonly referred to as "call spreads."

         A Fund may only purchase a put option on an underlying security, contract or currency ("protective put") owned by the Fund in order to protect against an anticipated decline in the value of the security, contract or currency. Such hedge protection is provided only during the life of the put option. The premium paid for the put option and any transaction costs would reduce any profit realized when the security, contract or currency is delivered upon the exercise of the put option. Conversely, if the underlying security, contract or currency does not decline in value, the option may expire worthless and the premium paid for the protective put would be lost. A Fund may also purchase put options on underlying securities, contracts or currencies against which it has written other put options. For example, where a Fund has written a put option on an underlying security, rather than entering a closing transaction of the written option, it may purchase a put option with a different exercise price and/or expiration date that would eliminate some or all of the risk associated with the written put. Used in combinations, these strategies are commonly referred to as "put spreads." Likewise, a Fund may write call options on underlying securities, contracts or currencies against which it has purchased protective put options.
This strategy is commonly referred to as a "collar."

         Over-The-Counter Options. Options may be either listed on an exchange or traded in over-the-counter ("OTC") markets. Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation) and have standardized strike prices and expiration dates. OTC options are two-party contracts with negotiated strike prices and expiration dates. A Fund will not purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer. Since no exchange is involved, OTC options are valued on the basis of an average of the last bid prices obtained from dealers, unless a quotation from only one dealer is available, in which case only that dealer's price will be used. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time. Because purchased OTC options in certain cases may be difficult to dispose of in a timely manner, the Fund may be required to treat some or all of these options (i.e., the market value) as illiquid securities. Although a Fund will enter into OTC options only with dealers that are expected to be capable of entering into closing transactions with it, there is no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the dealer, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

         Index Options. Index options (or options on securities indices) are similar in many respects to options on securities, except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call or put times a specified multiple (the "multiplier"), which determines the total dollar value for each point of such difference.

         The risks of investment in index options may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A Fund can offset some of the risk of writing a call index option position by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will not be perfectly correlated with the value of the index.

         Pursuant to federal securities rules and regulations, if a Fund writes index options it may be required to set aside assets to reduce the risks associated with writing those options. This process is described in more detail below in the section "Cover."

         STRADDLES. A Fund, for hedging purposes, may write straddles (combinations of put and call options on the same underlying security) to adjust the risk and return characteristics of the Fund's overall position. A possible combined position would involve writing a covered call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written covered call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

         WARRANTS. Warrants are, in effect, longer-term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of the warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A Futures Contract is a two party agreement to buy or sell a specified amount of a specified security or currency (or delivery of a cash settlement price, in the case of an index future) for a specified price at a designated date, time and place (collectively, "Futures Contracts"). A stock index Futures Contract provides for the delivery, at a designated date, time and place, of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading on the contract and the price agreed upon in the Futures Contract; no physical delivery of stocks comprising the index is made. Brokerage fees are incurred when a Futures Contract is bought or sold, and margin deposits must be maintained at all times when a Futures Contract is outstanding.

         A Fund will enter into Futures Contracts for hedging purposes only; that is, Futures Contracts will be sold to protect against a decline in the price of securities or currencies that the Fund owns, or Futures Contracts will be purchased to protect the Fund against an increase in the price of securities or currencies it has committed to purchase or expects to purchase. A Fund's hedging may include sales of Futures Contracts as an offset against the effect of expected increases in interest rates, and decreases in currency exchange rates and stock prices, and purchases of Futures Contracts as an offset against the effect of expected declines in interest rates, and increases in currency exchange rates or stock prices.

         The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         The Funds will only enter into Futures Contracts that are traded (either domestically or internationally) on futures exchanges and are standardized as to maturity date and underlying financial instrument. Futures exchanges and trading thereon in the United States are regulated under the Commodity Exchange Act and by the Commodity Futures Trading Commission ("CFTC"). Foreign futures exchanges and trading thereon are not regulated by the CFTC and are not subject to the same regulatory controls. For a further discussion of the risks associated with investments in foreign securities, see "Foreign Investments" in this Statement of Additional Information.

         Closing out an open Futures Contract is effected by entering into an offsetting Futures Contract for the same aggregate amount of the identical financial instrument or currency and the same delivery date. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the Futures Contract.

         "Margin" with respect to Futures Contracts is the amount of funds that must be deposited by a Fund in order to initiate Futures Contracts trading and maintain its open positions in Futures Contracts. A margin deposit made when the Futures Contract is entered ("initial margin") is intended to ensure the Fund's performance under the Futures Contract. The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.

         Subsequent payments, called "variation margin," to and from the futures commission merchant through which a Fund entered into the Futures Contract will be made on a daily basis as the price of the underlying security, currency or index fluctuates making the Futures Contract more or less valuable, a process known as marking-to-market.

         If a Fund were unable to liquidate a Futures Contract or an option on a Futures Contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the Futures Contract or option or to maintain cash or securities in a segregated account.

         Options on Futures Contracts. Options on Futures Contracts are similar to options on securities or currencies except that options on Futures Contracts give the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the Futures Contract position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures Contract margin account. The Funds currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         Limitations on Futures Contracts and Options on Futures Contracts and on Certain Options on Currencies. To the extent that a Fund enters into Futures Contracts, options on Futures Contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money") will not exceed 5% of the total assets of the Fund, after taking into account unrealized profits and unrealized losses on any contracts it has entered into. This guideline may be modified by the Board, without a shareholder vote. This limitation does not limit the percentage of the Fund's assets at risk to 5%.

         Pursuant to federal securities rules and regulations, a Fund's use of Futures Contracts and options on Futures Contracts may require that Fund to set aside assets to reduce the risks associated with using Futures Contracts and options on Futures Contracts. This process is described in more detail below in the section "Cover."

         FORWARD CURRENCY CONTRACTS. A forward currency contract is an obligation, usually arranged with a commercial bank or other currency dealer, to purchase or sell a currency against another currency at a future date and price as agreed upon by the parties. A Fund either may accept or make delivery of the currency at the maturity of the forward currency contract. A Fund may also, if its contra party agrees prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, it may be more difficult to value such contracts, and it may be difficult to enter into closing transactions.

         Each of the Funds may engage in forward currency transactions in anticipation of, or to protect itself against, fluctuations in exchange rates. A Fund may enter into forward currency contracts with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. When a Fund purchases a security denominated in a foreign currency for settlement in the near future, it may immediately purchase in the forward market the currency needed to pay for and settle the purchase. By entering into a forward currency contract with respect to the specific purchase or sale of a security denominated in a foreign currency, the Fund can secure an exchange rate between the trade and settlement dates for that purchase or sale transaction. This practice is sometimes referred to as "transaction hedging." Position hedging is the purchase or sale of foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency.

         The cost to a Fund of engaging in forward currency contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward currency contracts does not eliminate fluctuations in the prices of the underlying securities a Fund owns or intends to acquire, but it does establish a rate of exchange in advance. In addition, while forward currency contract sales limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

         Pursuant to federal securities rules and regulations, a Fund's use of forward currency contracts may require that Fund to set aside assets to reduce the risks associated with using forward currency contracts. This process is described in more detail below in the section "Cover."

         COVER. Transactions using forward currency contracts, futures contracts and options (other than options purchased by a Fund) expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless, in addition to complying with all the restrictions noted in the disclosure above, it owns either (1) an offsetting ("covered") position in securities, currencies, or other options, forward currency contracts or futures contracts or (2) cash, liquid assets and/or short-term debt securities with a value sufficient at all times to cover its potential obligations not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities. To the extent that a futures contract, forward currency contract or option is deemed to be illiquid, the assets used to "cover" the Fund's obligation will also be treated as illiquid for purposes of determining the Fund's maximum allowable investment in illiquid securities.

         Even though options purchased by the Funds do not expose the Funds to an obligation to another party, but rather provide the Funds with a right to exercise, the Funds intend to "cover" the cost of any such exercise. To the extent that a purchased option is deemed illiquid, a Fund will treat the market value of the option (i.e., the amount at risk to the Fund) as illiquid, but will not treat the assets used as cover on such transactions as illiquid.

         Assets used as cover cannot be sold while the position in the corresponding forward currency contract, futures contract or option is open, unless they are replaced with other appropriate assets. If a large portion of a Fund's assets is used for cover or otherwise set aside, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations.

         GENERAL RISKS OF OPTIONS, FUTURES AND CURRENCY STRATEGIES. The use by the Funds of options, futures contracts and forward currency contracts involves special considerations and risks, as described below. Risks pertaining to particular strategies are described in the sections that follow.

         (1) Successful use of hedging transactions depends upon AIM's ability to correctly predict the direction of changes in the value of the applicable markets and securities, contracts and/or currencies. While AIM is experienced in the use of these instruments, there can be no assurance that any particular hedging strategy will succeed.

         (2) There might be imperfect correlation, or even no correlation, between the price movements of an instrument (such as an option contract) and the price movements of the investments being hedged. For example, if a "protective put" is used to hedge a potential decline in a security and the security does decline in price, the put option's increased value may not completely offset the loss in the underlying security. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as changing interest rates, market liquidity, and speculative or other pressures on the markets in which the hedging instrument is traded.

         (3) Hedging strategies, if successful, can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

         (4) There is no assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon or forward currency contract at any particular time.

         (5) As described above, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in instruments involving obligations to third parties. If a Fund were unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. The requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

         (6) There is no assurance that a Fund will use hedging transactions. For example, if a Fund determines that the cost of hedging will exceed the potential benefit to the Fund, the Fund will not enter into such transaction.

Additional Securities or Investment Techniques

         LOAN PARTICIPATIONS AND ASSIGNMENTS. Each Fund may purchase participations in corporate loans. Participation interests generally will be acquired from a commercial bank or other financial institution (a "Lender") or from other holders of a participation interest (a "Participant"). The purchase of a participation interest either from a Lender or a Participant will not result in any direct contractual relationship with the borrowing company (the "Borrower"). Instead, the Fund will be required to rely on the Lender or the Participant that sold the participation interest both for the enforcement of the Fund's rights against the Borrower and for the receipt and processing of payments due to the Fund under the loans. The Fund is thus subject to the credit risk of both the Borrower and a Participant. Participation interests are generally subject to restrictions on resale. The Fund considers participation interests to be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities.

         PRIVATIZATIONS. Each of the funds may invest in privatizations. The governments of some foreign countries have been engaged in selling part or all of their stakes in government-owned or controlled enterprises ("privatizations"). AIM believes that privatizations may offer opportunities for significant capital appreciation and intends to invest assets of the Funds in privatizations in appropriate circumstances. In certain foreign countries, the ability of foreign entities such as the Funds to participate may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those for local investors. There can be no assurance that foreign governments will continue to sell companies currently owned or controlled by them or that privatization programs will be successful.

         INDEXED COMMERCIAL PAPER. Each Fund may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the funds to hedge against a decline in the U.S. dollar value of investments denominated in foreign currencies while seeking to provide an attractive money market rate of return. The Fund will not purchase such commercial paper for speculation.

         SAMURAI AND YANKEE BONDS. Subject to its fundamental investment restrictions, each Fund may invest in yen-denominated bonds sold in Japan by non-Japanese issuers ("Samurai bonds"), and may invest in dollar-denominated bonds sold in the United States by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in their countries of domicile, such bond issues normally carry a higher interest rate but are less actively traded. It is the policy of the Fund to invest in Samurai or Yankee bond issues only after taking into account considerations of quality and liquidity, as well as yield.

         PREMIUM SECURITIES. Each Fund may invest in income securities bearing coupon rates higher than prevailing market rates. Such "premium" securities are typically purchased at prices greater than the principal amounts payable on maturity. The Fund will not amortize the premium paid for such securities in calculating its net investment income. As a result, in such cases the purchase of such securities provides the Fund a higher level of investment income distributable to shareholders on a current basis than if the Fund purchased securities bearing current market rates of interest. If securities purchased by the Fund at a premium are called or sold prior to maturity, the Fund will realize a loss to the extent the call or sale price is less than the purchase price. Additionally, the Fund will realize a loss if it holds such securities to maturity.

         STRUCTURED INVESTMENTS. Each Fund may invest a portion of its assets in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of Sovereign Debt. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Investments") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Investments to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Investments is dependent on the extent of the cash flow on the underlying instruments. Because Structured Investments of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

         Each Fund is permitted to invest in a class of Structured Investments that is either subordinated or not subordinated to the right of payment of another class. Subordinated Structured Investments typically have higher yields and present greater risks than unsubordinated Structured Investments.

         Certain issuers of Structured Investments may be deemed to be "investment companies" as defined in the 1940 Act. As a result, each Fund's investment in these Structured Investments may be limited by the restrictions contained in the 1940 Act described below under "Investment Strategies and Risks
- Other Investment Companies." Structured Investments are typically sold in private placement transactions, and there currently is no active trading market for Structured Investments.

         STRIPPED INCOME SECURITIES. Each Fund may invest a portion of its assets in stripped income securities, which are obligations representing an interest in all or a portion of the income or principal components of an underlying or related security, a pool of securities or other assets. In the most extreme case, one class will receive all of the interest (the "interest only class" or the "IO class"), while the other class will receive all of the principal (the "principal-only class" or the "PO class"). The market values of stripped income securities tend to be more volatile in response to changes in interest rates than are conventional income securities.

FUND POLICIES

         FUNDAMENTAL RESTRICTIONS. Each Fund is subject to the following investment restrictions, which may be changed only by a vote of such Fund's outstanding shares. Fundamental restrictions may be changed only by a vote of the lesser of (i) 67% or more of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares. Any investment restriction that involves a maximum or minimum percentage of securities or assets (other than with respect to borrowing) shall not be considered to be violated unless an excess over or a deficiency under the percentage occurs immediately after, and is caused by, an acquisition or disposition of securities or utilization of assets by the Fund.

         (1) The Fund is a "diversified company" as defined in the 1940 Act. The Fund will not purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the "1940 Act Laws and Interpretations") or except to the extent that the Fund may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the "1940 Act Laws, Interpretations and Exemptions"). In complying with this restriction, however, the Fund may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (2) The Fund may not borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations and Exemptions.

         (3) The Fund may not underwrite the securities of other issuers. This restriction does not prevent the Fund from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act.

         (4) The Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry. This restriction does not limit the Fund's investments in (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (ii) tax-exempt obligations issued by governments or political subdivisions of governments. In complying with this restriction, the Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

         (5) The Fund may not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

         (6) The Fund may not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

         (7) The Fund may not make personal loans or loans of its assets to persons who control or are under common control with the Fund, except to the extent permitted by 1940 Act Laws, Interpretations and Exemptions. This restriction does not prevent the Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

         (8) The Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as the Fund.

         The investment restrictions set forth above provide each of the Funds with the ability to operate under new interpretations of the 1940 Act or pursuant to exemptive relief from the SEC without receiving prior shareholder approval of the change. Even though each of the Funds has this flexibility, the Board of Trustees has adopted non-fundamental restrictions for each of the Funds relating to certain of these restrictions which AIM and the sub-advisor must follow in managing the Funds. Any changes to these non-fundamental restrictions, which are set forth below, require the approval of the Board of Trustees.

         NON-FUNDAMENTAL RESTRICTIONS. The following non-fundamental investment restrictions apply to each of the Funds. They may be changed for any Fund without approval of that Fund's voting securities.

         (1) In complying with the fundamental restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer. The Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act and (ii) invest its assets in securities of other money market funds and lend money to other investment companies or their series portfolios that have AIM or an affiliate of AIM as an investment advisor (an "AIM Advised Fund"), subject to the terms and conditions of any exemptive orders issued by the SEC.

         (2) In complying with the fundamental restriction regarding borrowing money and issuing senior securities, the Fund may borrow money in an amount not exceeding 33?% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may borrow from banks, broker-dealers or an AIM Advised Fund. The Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund's total assets or when any borrowings from an AIM Advised Fund are outstanding.

         (3) In complying with the fundamental restriction regarding industry concentration, the Fund may invest up to 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.

         (4) In complying with the fundamental restriction with regard to making loans, the Fund may lend up to 33?% of its total assets and may lend money to an AIM Advised Fund, on such terms and conditions as the SEC may require in an exemptive order.

         (5) Notwithstanding the fundamental restriction with regard to investing all assets in an open-end fund, the Fund may not invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies and restrictions as the Fund.

         (6) Notwithstanding the fundamental restriction with regard to engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities, the Fund currently may not invest in any security (including futures contracts or options thereon) that is secured by physical commodities.

         ADDITIONAL NON-FUNDAMENTAL POLICY. As a non-fundamental policy AIM Trimark Small Companies Fund normally invests at least 80% of its assets in marketable equity securities of small capitalization companies. For purposes of the foregoing sentence, "assets" means net assets, plus the amount of any borrowings for investment purposes. The Fund will provide written notice to its shareholders prior to any change to this policy, as required by the 1940 Act Laws, Interpretations and Exemptions.

TEMPORARY DEFENSIVE POSITIONS

         In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, the Funds may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. Each of the Funds may also invest up to 25% of its total assets in Affiliated Money Market Funds for these purposes.


                             MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

         The overall management of the business and affairs of the Funds and the Trust is vested in the Board of Trustees. The Board of Trustees approves all significant agreements between the Trust, on behalf of one or more of the Funds, and persons or companies furnishing services to the Funds. The day-to-day operations of each Fund are delegated to the officers of the Trust and to AIM, subject always to the objective(s), restrictions and policies of the applicable Fund and to the general supervision of the Board of Trustees. Certain trustees and officers of the Trust are affiliated with AIM and A I M Management Group Inc. ("AIM Management"), the parent corporation of AIM. All of the Trust's executive officers hold similar offices with some or all of the other AIM Funds.

MANAGEMENT INFORMATION

         The trustees and officers of the Trust and their principal occupations during at least the last five years and certain other information concerning them are set forth in Appendix B.

         The standing committees of the Board of Trustees are the Audit Committee, the Investments Committee, the Valuation Committee and the Committee on Directors/Trustees.

         The members of the Audit Committee are Frank S. Bayley, Bruce L. Crockett, Albert R. Dowden (Vice Chair), Edward K. Dunn, Jr. (Chair), Jack M. Fields, Lewis F. Pennock, Louis S. Sklar, Dr. Prema Mathai-Davis and Ruth H. Quigley. The Audit Committee is responsible for: (i) the appointment, compensation and oversight of any independent auditors employed by each Fund (including resolution of disagreements between Fund management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; (ii) overseeing the financial reporting process of each Fund; (iii) monitoring the process and resulting financial statements prepared by Fund management to promote accuracy of financial reporting and asset valuation; and (iv) preapproving permissible non-audit services that are provided to each Fund by its independent auditors. During the fiscal year ended October 31, 2002, the Audit Committee held six meetings.

         The members of the Investments Committee are Messrs. Bayley, Crockett, Dowden, Dunn, Fields, Pennock and Sklar (Chair), Carl Frischling, Dr. Mathai-Davis (Vice Chair) and Miss Quigley. The Investments Committee is responsible for: (i) overseeing AIM's investment-related compliance systems and procedures to ensure their continued adequacy; and (ii) considering and acting, on an interim basis between meetings of the full Board, on investment-related matters requiring Board consideration, including dividends and distributions, brokerage policies and pricing matters. During the fiscal year ended October 31, 2002, the Investments Committee held four meetings.

         The members of the Valuation Committee are Messrs. Dunn and Pennock (Chair), and Miss Quigley (Vice Chair). The Valuation Committee is responsible for: (i) periodically reviewing AIM's Procedures for Valuing Securities ("Procedures"), and making any recommendations to AIM with respect thereto; (ii) reviewing proposed changes to the Procedures recommended by AIM from time to time; (iii) periodically reviewing information provided by AIM regarding industry developments in connection with valuation; (iv) periodically reviewing information from AIM regarding fair value and liquidity determinations made pursuant to the Procedures, and making recommendations to the full Board in connection therewith (whether such information is provided only to the Committee or to the Committee and the full Board simultaneously); and (v) if requested by AIM, assisting AIM's internal valuation committee and/or the full Board in resolving particular valuation anomalies. During the fiscal year ended October 31, 2002, the Valuation Committee held one meeting.

         The members of the Committee on Directors/Trustees are Messrs. Bayley, Crockett (Chair), Dowden, Dunn, Fields (Vice Chair), Pennock and Sklar, Dr. Mathai-Davis and Miss Quigley. The Committee on Directors/Trustees is responsible for: (i) nominating persons who are not interested persons of the Fund for election or appointment (a) as additions to the Board, (b) to fill vacancies which, from time to time, may occur in the Board and (c) for election by shareholders of the Fund at meetings called for the election of trustees;
(ii) nominating persons who are not interested persons of the Fund for selection as, members of each committee of the Board, including without limitation, the Audit Committee, the Committee on Directors/Trustees, the Investments Committee and the Valuation Committee, and to nominate persons for selection as chair and vice chair of each such committee; (iii) reviewing from time to time the compensation payable to the independent trustees and making recommendations to the Board regarding compensation; (iv) reviewing and evaluating from time to time the functioning of the Board and the various committees of the Board; (v) selecting independent legal counsel to the independent trustees and approving the compensation paid to independent legal counsel; and (vi) approving the compensation paid to independent counsel and other advisers, if any, to the Audit Committee of the Fund. During the fiscal year ended October 31, 2002, the Committee on Directors/Trustees held five meetings.

         The Committee on Directors/Trustees will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Committee on Directors/Trustees or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in the Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting.


Trustee Ownership of Fund Shares

         The dollar range of equity securities beneficially owned by each trustee (i) in the Funds and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex, is set forth in Appendix B.

Factors Considered in Approving the Investment Advisory Agreement

         The advisory agreement with AIM was initially approved for AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund by the Trust's Board at a meeting held on September 16-17, 2003. In evaluating the fairness and reasonableness of the advisory agreement, the Board of Trustees considered a variety of factors for each Fund, including: the requirements of each Fund for investment supervisory and administrative services; the quality of AIM's services, including a review of each Fund's investment performance, if applicable, and AIM's investment personnel; the size of the fees in relationship to the extent and quality of the investment advisory services rendered; fees charged to AIM's other clients; fees charged by competitive investment advisors; the size of the fees in light of services provided other than investment advisory services; the expenses borne by each Fund as a percentage of its assets and in relationship to contractual limitations; any fee waivers (or payments of Fund expenses) by AIM; AIM's profitability; the benefits received by AIM from its relationship to each

Fund, including soft dollar arrangements, and the extent to which each Fund shares in those benefits; the organizational capabilities and financial condition of AIM and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and the historical relationship between each Fund and AIM.

         In considering the above factors, the Board also took into account the fact that uninvested cash and cash collateral from securities lending arrangements (collectively, "cash balances") of each Fund may be invested in money market funds advised by AIM pursuant to the terms of an exemptive order. The Board found that each Fund may realize certain benefits upon investing cash balances in AIM advised money market funds, including a higher net return, increased liquidity, increased diversification or decreased transaction costs. The Board also found that each Fund will not receive reduced services if it invests its cash balances in such money market funds. The Board further determined that the proposed securities lending program and related procedures with respect to each of the lending Funds is in the best interests of each lending Fund and its respective shareholders. The Board therefore concluded that the investment of cash collateral received in connection with the securities lending program in the money market funds according to the procedures is in the best interests of each lending Fund and its respective shareholders.

         After consideration of these factors, the Board found that: (i) the services provided to each Fund and its shareholders were adequate; (ii) the agreements were fair and reasonable under the circumstances; and (iii) the fees payable under the agreements would have been obtained through arm's length negotiations. The Board therefore concluded that each Fund's advisory agreement was in the best interests of such Fund and its shareholders and continued the agreement for an additional year.

COMPENSATION

         Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a director or trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a director or trustee, which consists of an annual retainer component and a meeting fee component.

         Information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2002 is found in Appendix C.

Retirement Plan For Trustees

         The Trustees have adopted a retirement plan for the trustees of the Trust who are not affiliated with AIM. The retirement plan includes a retirement policy as well as retirement benefits for the non-AIM-affiliated trustees.

         The retirement policy permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

         Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trust and/or the other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. The retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund to such trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The annual retirement benefits are payable in quarterly installments for a number of years equal to the lesser of
(i) ten or (ii) the number of such trustee's credited years of service. A death benefit is also available under the plan that provides a surviving spouse with a quarterly installment of 50% of a deceased trustee's retirement benefits for the same length of time that the trustee would have received based on his or her service. A trustee must have attained the age of 65 (55 in the event of death or disability) to receive any retirement benefit.

Deferred Compensation Agreements

         Messrs. Dunn, Fields, Frischling and Sklar and Dr. Mathai-Davis (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trust, and such amounts are placed into a deferral account. Currently, the Deferring Trustees have the option to select various AIM Funds in which all or part of their deferral accounts shall be deemed to be invested. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. The Trust's Board of Trustees, in its sole discretion, may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's retirement benefits commence under the Plan. The Board, in its sole discretion, also may accelerate or extend the distribution of such deferral accounts after the Deferring Trustee's termination of service as a trustee of the Trust. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trust and of each other AIM Fund from which they are deferring compensation.

Purchase of Class A Shares of the Funds at Net Asset Value

         The trustees and other affiliated persons of the Trust may purchase Class A shares of the Funds without paying an initial sales charge. AIM Distributors permits such purchases because there is a reduced sales effort involved in sales to such purchasers, thereby resulting in relatively low expenses of distribution.

CODES OF ETHICS

         AIM, the Trust, AIM Distributors, and AIM Funds Management Inc. (the sub-advisor to AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund) have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors/trustees, officers of the Trust, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Funds or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Trust that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Fund, is permitted by persons covered under the relevant Codes subject to certain restrictions; however those persons are generally required to pre-clear all security transactions with the Compliance Officer or his designee and to report all transactions on a regular basis.

PROXY VOTING POLICIES

         The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to AIM Funds Management, Inc., the "Sub-Advisor". The investment advisor and investment Sub-Advisor will vote such proxies in accordance with their proxy policies and procedures, which have been reviewed by the Board of Trustees, and which are found in Appendix D.

         Any material changes to the proxy policies and procedures will be submitted to the Board of Trustees of the Trust for approval. The Board of Trustees will be supplied with a summary quarterly report of each Fund's proxy voting record.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         Information about the ownership of each class of each Fund's shares by beneficial or record owners of such Fund and by trustees and officers as a group is found in Appendix E. A shareholder who owns beneficially 25% or more of the outstanding shares of a Fund is presumed to "control" that Fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         AIM, the Funds' investment advisor, was organized in 1976, and along with its subsidiaries, manages or advises over [190] investment portfolios encompassing a broad range of investment objectives. AIM is a direct, wholly owned subsidiary of AIM Management, a holding company that has been engaged in the financial services business since 1976. AIM Management is an indirect, wholly owned subsidiary of AMVESCAP PLC. AMVESCAP PLC and its subsidiaries are an independent global investment management group. Certain of the directors and officers of AIM are also executive officers of the Trust and their affiliations are shown under "Management Information" herein.

         As investment advisor, AIM supervises all aspects of the Funds' operations and provides investment advisory services to the Funds. AIM obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Funds. The Investment Advisory Agreement provides that, in fulfilling its responsibilities, AIM may engage the services of other investment managers with respect to one or more of the Funds. The investment advisory services of AIM and the investment sub-advisory services of the sub-advisor(s) to the Funds are not exclusive and AIM and the sub-advisor(s) are free to render investment advisory services to others, including other investment companies.

         AIM is also responsible for furnishing to the Funds, at AIM's expense, the services of persons believed to be competent to perform all supervisory and administrative services required by the Funds, in the judgment of the trustees, to conduct their respective businesses effectively, as well as the offices, equipment and other facilities necessary for their operations. Such functions include the maintenance of each Fund's accounts and records, and the preparation of all requisite corporate documents such as tax returns and reports to the SEC and shareholders.

         The Master Investment Advisory Agreement provides that the Fund will pay or cause to be paid all expenses of such Fund not assumed by AIM, including, without limitation: brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of issue, sale, redemption, and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Trust on behalf of each Fund in connection with membership in investment company organizations, and the cost of printing copies of prospectuses and statements of additional information distributed to the Funds' shareholders.

         AIM, at its own expense, furnishes to the Trust office space and facilities. AIM furnishes to the Trust all personnel for managing the affairs of the Trust and each of its series of shares.

         Pursuant to its investment advisory agreement with the Trust, AIM receives a monthly fee from each Fund calculated at the following annual rates, based on the average daily net assets of each Fund during the year:


        FUND NAME                       NET ASSETS      ANNUAL RATE
        ---------                       ----------      -----------
AIM Trimark Endeavor Fund               All Assets         0.80%

        FUND NAME                       NET ASSETS      ANNUAL RATE
        ---------                       ----------      -----------
AIM Trimark Fund                        All Assets         0.85%
AIM Trimark Small Companies Fund

         AIM may from time to time waive or reduce its fee. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, AIM will retain its ability to be reimbursed for such fee prior to the end of each fiscal year. Contractual fee waivers or reductions set forth in the Fee Table in a Prospectus may not be terminated or amended to the Funds' detriment during the period stated in the agreement between AIM and the Fund.

         AIM has voluntarily agreed, effective July 1, 2002, to waive a portion of advisory fees payable by each Fund. The amount of the waiver will equal 25% of the advisory fee AIM receives from the Affiliated Money Market Funds as a result of each Fund's investment of uninvested cash in an Affiliated Money Market Fund. Termination of this agreement requires approval by the Board of Trustees. See "Description of the Funds and Their Investments and Risks -Investment Strategies and Risks - Other Investments - Other Investment Companies."

INVESTMENT SUB-ADVISOR

         AIM has entered into a Master Sub-Advisory contract with AIM Funds Management Inc. ("Sub-Advisor") to provide investment sub-advisory services to AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund.

         The Sub-Advisor is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

         The Sub-Advisor is located at, 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7 and has provided investment management and/or administrative services to pension funds, insurance funds, unit trusts, offshore funds and a variety of institutional accounts since 1981.

         AIM and the Sub-Advisor are indirect wholly owned subsidiaries of AMVESCAP PLC (formerly, AMVESCO PLC and INVESCO PLC).

         For the services to be rendered by the Sub-Advisor under its Master Sub-Advisory Contract, AIM will pay to the Sub-Advisor a fee which will be computed daily and paid as of the last day of each month on the basis of each Fund's daily net asset value, using for each daily calculation the most recently determined net asset value of each Fund. (See "Computation of Net Asset Value.") [On an annual basis, the sub-advisory fee is equal to 40% of AIM's compensation in respect of the sub-advised assets per year, for each of AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund.]

         Each Fund commenced operations on November 4, 2003. The Funds did not pay management fees prior to that date.

          SECURITIES LENDING ARRANGEMENTS. If a Fund engages in securities lending, AIM will provide the Fund investment advisory services and related administrative services. The advisory agreement describes the administrative services to be rendered by AIM if a Fund engages in securities lending activities, as well as the compensation AIM may receive for such administrative services. Services to be provided include: (a) overseeing participation in the securities lending program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the "agent") in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with AIM's instructions and with procedures adopted by the Board;
(d) preparing appropriate periodic reports for, and seeking appropriate approvals from, the Board with respect to securities lending activities; (e) responding to agent inquiries; and (f) performing such other duties as may be necessary.

          AIM's compensation for advisory services rendered in connection with securities lending is included in the advisory fee schedule. As compensation for the related administrative services AIM will provide, a lending Fund will pay AIM a fee equal to 25% of the net monthly interest or fee income retained or paid to the Fund from such activities. AIM currently intends to waive such fee, and has agreed to seek Board approval prior to its receipt of all or a portion of such fee.

SERVICE AGREEMENTS

         ADMINISTRATIVE SERVICES AGREEMENT. AIM and the Trust have entered into a Master Administrative Services Agreement ("Administrative Services Agreement") pursuant to which AIM may perform or arrange for the provision of certain accounting and other administrative services to each Fund which are not required to be performed by AIM under the advisory agreement. The Administrative Services Agreement provides that it will remain in effect and continue from year to year only if such continuance is specifically approved at least annually by the Trust's Board of Trustees, including the independent trustees, by votes cast in person at a meeting called for such purpose. Under the Administrative Services Agreement, AIM is entitled to receive from the Funds reimbursement of its costs or such reasonable compensation as may be approved by the Board of Trustees. Currently, AIM is reimbursed for the services of the Trust's principal financial officer and her staff, and any expenses related to fund accounting services.

         Each Fund commenced operations on November 4, 2003. The Funds did not pay administrative services fees prior to that date.

OTHER SERVICE PROVIDERS

         TRANSFER AGENT. A I M Fund Services, Inc. ("AFS"), 11 Greenway Plaza, Suite 100, Houston, Texas 77046, a registered transfer agent and wholly owned subsidiary of AIM, acts as transfer and dividend disbursing agent for the Funds.

         The Transfer Agency and Service Agreement between the Trust and AFS provides that AFS will perform certain shareholder services for the Funds. The Transfer Agency and Service Agreement provides that AFS will receive a per account fee plus out-of-pocket expenses to process orders for purchases, redemptions and exchanges of shares; prepare and transmit payments for dividends and distributions declared by the Funds; maintain shareholder accounts and provide shareholders with information regarding the Funds and their accounts. AFS may impose certain copying charges for requests for copies of shareholder account statements and other historical account information older than the current year and the immediately preceding year.

         It is anticipated that most investors will perform their own sub-accounting.

         AFS has contractually agreed to limit transfer agent fees to 0.10% of average net assets of the Institutional Class. The expense limitation agreement is in effect through December 31, 2004.

         CUSTODIAN. State Street Bank and Trust Company (the "Custodian"), 225 Franklin Street, Boston, Massachusetts 02110, is custodian of all securities and cash of the Funds. Chase Bank of Texas, N.A., 712 Main, Houston, Texas 77002, serves as sub-custodian for purchases of shares of the Funds. The Bank of New York, 100 Church Street, New York, New York 10286, also serves as sub-custodian to facilitate cash management.

         The Custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories. AIM is responsible for selecting eligible foreign securities depositories and for assessing the risks associated with investing in foreign countries, including the risk of using eligible foreign securities depositories in a country; the Custodian is responsible for monitoring eligible foreign securities depositories.

         Under its contract with the Trust, the Custodian maintains the portfolio securities of the Funds, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on the securities held in the portfolios of the Funds and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any possible depreciation of assets.

         AUDITORS. The Funds' independent public accountants are responsible for auditing the financial statements of the Funds. The Board of Trustees has selected PricewaterhouseCoopers LLP, 1201 Louisiana Street, Suite 2900, Houston, Texas, 77002, as the independent public accountants to audit the financial statements of the Funds.

         COUNSEL TO THE TRUST. Legal matters for the Trust have been passed upon by Ballard Spahr Andrews & Ingersoll, LLP, 1735 Market Street, Philadelphia, Pennsylvania 19103-7599.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


         The Sub-Advisor has adopted compliance procedures that cover, among other items, brokerage allocation and other trading practices. Unless specifically noted, the Sub-Advisor's procedures do not materially differ from AIM's procedures as set forth below.

BROKERAGE TRANSACTIONS

         AIM or the Sub-advisor makes decisions to buy and sell securities for each Fund, selects broker-dealers, effects the Funds' investment portfolio transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. AIM's primary consideration in effecting a security transaction is to obtain the most favorable execution of the order, which includes the best price on the security and a low commission rate. While AIM seeks reasonably competitive commission rates, the Funds may not pay the lowest commission or spread available. See "Brokerage Selection" below.

         Some of the securities in which the Funds invest are traded in over-the-counter markets. Portfolio transactions placed in such markets may be effected at either net prices without commissions, but which include compensation to the broker-dealer in the form of a mark up or mark down, or on an agency basis, which involves the payment of negotiated brokerage commissions to the broker-dealer, including electronic communication networks.

         Traditionally, commission rates have not been negotiated on stock markets outside the United States. Although in recent years many overseas stock markets have adopted a system of negotiated rates, a number of markets maintain an established schedule of minimum commission rates.

         Each Fund commenced operations on November 4, 2003. The Funds did not pay brokerage commissions prior to that date.

COMMISSIONS

         Each Fund commenced operations on November 4, 2003. The Funds did not pay brokerage commissions to brokers affiliated with the Funds, AIM, AIM Distributors, or any affiliates of such entities prior to that date.

         The Funds may engage in certain principal and agency transactions with banks and their affiliates that own 5% or more of the outstanding voting securities of an AIM Fund, provided the conditions of an exemptive order received by the AIM Funds from the SEC are met. In addition, a Fund may purchase or sell a security from or to another AIM Fund or account (and may invest in Affiliated Money Market Funds) provided the Funds follow procedures adopted by the Boards of Directors/Trustees of the various AIM Funds, including the Trust. These inter-fund transactions do not generate brokerage commissions but may result in custodial fees or taxes or other related expenses.

BROKERAGE SELECTION

         Section 28(e) of the Securities Exchange Act of 1934 provides that AIM, under certain circumstances, lawfully may cause an account to pay a higher commission than the lowest available. Under Section 28(e)(1), AIM must make a good faith determination that the commissions paid are "reasonable in relation to the value of the brokerage and research services provided ... viewed in terms of either that particular transaction or [AIM's] overall responsibilities with respect to the accounts as to which [it] exercises investment discretion." The services provided by the broker also must lawfully and appropriately assist AIM in the performance of its investment decision-making responsibilities. Accordingly, in recognition of research services provided to it, a Fund may pay a broker higher commissions than those available from another broker.

         Research services received from broker-dealers supplement AIM's own research (and the research of its affiliates), and may include the following types of information: statistical and background information on the U.S. and foreign economies, industry groups and individual companies; forecasts and interpretations with respect to the U.S. and foreign economies, securities, markets, specific industry groups and individual companies; information on federal, state, local and foreign political developments; portfolio management strategies; performance information on securities, indexes and investment accounts; information concerning prices of securities; and information supplied by specialized services to AIM and to the Trust's trustees with respect to the performance, investment activities, and fees and expenses of other mutual funds. Broker-dealers may communicate such information electronically, orally, in written form or on computer software. Research services may also include the providing of electronic communications of trade information and the providing of custody services, as well as the providing of equipment used to communicate research information and the providing of specialized consultations with AIM personnel with respect to computerized systems and data furnished to AIM as a component of other research services, the arranging of meetings with management of companies, and the providing of access to consultants who supply research information.

         The outside research assistance is useful to AIM since the broker-dealers used by AIM tend to follow a broader universe of securities and other matters than AIM's staff can follow. In addition, the research provides AIM with a diverse perspective on financial markets. Research services provided to AIM by broker-dealers are available for the benefit of all accounts managed or advised by AIM or by its affiliates. Some broker-dealers may indicate that the provision of research services is dependent upon the generation of certain specified levels of commissions and underwriting concessions by AIM's clients, including the Funds. However, the Funds are not under any obligation to deal with any broker-dealer in the execution of transactions in portfolio securities.

         In some cases, the research services are available only from the broker-dealer providing them. In other cases, the research services may be obtainable from alternative sources in return for cash payments. AIM believes that the research services are beneficial in supplementing AIM's research and analysis and that they improve the quality of AIM's investment advice. The advisory fee paid by the Funds is not reduced because AIM receives such services. However, to the extent that AIM would have purchased research services had they not been provided by broker-dealers, the expenses to AIM could be considered to have been reduced accordingly.

         AIM may determine target levels of brokerage business with various brokers on behalf of its clients (including the Funds) over a certain time period. The target levels will be based upon the following factors, among others: (1) the execution services provided by the broker; (2) the research services provided by the broker; and [(3) the broker's interest in mutual funds in general and in the Funds and other mutual funds advised by AIM or A I M Capital Management, Inc. (collectively, the "AIM Funds") in particular, including sales of the Funds and of the other AIM Funds. In connection with (3) above, the Funds' trades may be executed directly by dealers that sell shares of the AIM Funds or by other broker-dealers with which such dealers have clearing arrangements, consistent with obtaining best execution. AIM will not enter into a binding commitment with brokers to place trades with such brokers involving brokerage commissions in precise amounts.]

DIRECTED BROKERAGE (RESEARCH SERVICES)

         Each Fund commenced operations on November 4, 2003. The Fund did not pay directed brokerage (research services) prior to that date.

REGULAR BROKERS OR DEALERS

         Each Fund commenced operatons on November 4, 2003. The Funds did not acquire securities of their regular brokers or dealers prior to that date.

ALLOCATION OF PORTFOLIO TRANSACTIONS

         AIM and its affiliates manage numerous other investment accounts. Some of these accounts may have investment objectives similar to the Funds. Occasionally, identical securities will be appropriate for investment by one of the Funds and by another Fund or one or more of these investment accounts. However, the position of each account in the same securities and the length of time that each account may hold its investment in the same securities may vary. The timing and amount of purchase by each account will also be determined by its cash position. If the purchase or sale of securities is consistent with the investment policies of the Fund(s) and one or more of these accounts, and is considered at or about the same time, AIM will fairly allocate transactions in such securities among the Fund(s) and these accounts. AIM may combine such transactions, in accordance with applicable laws and regulations, to obtain the most favorable execution. Simultaneous transactions could, however, adversely affect a Fund's ability to obtain or dispose of the full amount of a security which it seeks to purchase or sell.

         Sometimes the procedure for allocating portfolio transactions among the various investment accounts advised by AIM results in transactions which could have an adverse effect on the price or amount of securities available to a Fund. In making such allocations, AIM considers the investment objectives and policies of its advisory clients, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the judgments of the persons responsible for recommending the investment. This procedure would apply to transactions in both equity and fixed income securities.

ALLOCATION OF INITIAL PUBLIC OFFERING ("IPO") TRANSACTIONS

         On occasion, when the Sub-Advisor is purchasing certain thinly-traded securities or shares in an IPO for AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund, the situation may arise that the Sub-Advisor is unable to obtain sufficient securities to fill the orders of the Fund or all other relevant clients. In that situation, the Sub-Advisor is required to use pro-rata allocation methods that ensure the fair and equitable treatment of all clients.


                   PURCHASE, REDEMPTION AND PRICING OF SHARES

PURCHASE AND REDEMPTION OF SHARES

         Before the initial purchase of shares, an investor must submit a completed account application to his financial intermediary, who should forward the application to A I M Fund Services, Inc. at

P.O. Box 4497, Houston, Texas 77210-4497. An investor may change information in his account application by submitting written changes or a new account application to his intermediary or to AFS.

         Purchase and redemption orders must be received in good order. To be in good order, the financial intermediary must give AFS all required information and documentation with respect to the investor. If the intermediary fails to deliver the investor's payment on the required settlement date, the intermediary must reimburse the Fund for any overdraft charges incurred.

         A financial intermediary may submit a written request to AFS for correction of transactions involving Fund shares. If AFS agrees to correct a transaction, and the correction requires a dividend adjustment, the intermediary must agree in writing to reimburse the Fund for any resulting loss.

         An investor may terminate his relationship with an intermediary and become the shareholder of record on his account. However, until the investor establishes a relationship with an intermediary, the investor will not be able to purchase additional shares of the Fund, except through the reinvestment of distributions.

         Payment for redeemed shares is normally made by Federal Reserve wire to the bank account designated in the investor's account application, but may be sent by check at the investor's request. By providing written notice to his financial intermediary or to AFS, an investor may change the bank account designated to receive redemption proceeds. AFS may request additional documentation.

         AFS may request that an intermediary maintain separate master accounts in the Fund for shares held by the intermediary (a) for its own account, for the account of other institutions and for accounts for which the intermediary acts as a fiduciary, and (b) for accounts for which the intermediary acts in some other capacity. An intermediary may aggregate its master accounts and subaccounts to satisfy the minimum investment requirement.

         Platform sponsors that provide investment vehicles to fund Section 401 defined contribution plans and have entered into written agreements with AIM Distributors to waive applicable investment minimums may purchase Institutional Class shares for accounts within such plans.

REDEMPTIONS BY THE FUNDS

         If the Funds determine that you have provided incorrect information in opening an account or in the course of conducting subsequent transactions, the Funds may, at their discretion, redeem the account and distribute the proceeds to you.

         Additional information regarding purchases and redemptions is located in the Funds' prospectus, under the headings "Purchasing Shares" and "Redeeming Shares."

         ABANDONED PROPERTY. It is the responsibility of the investor to ensure that AFS maintains a correct address for his account(s). An incorrect address may cause an investor's account statements and other mailings to be returned to AFS. Upon receiving returned mail, AFS will attempt to locate the investor or rightful owner of the account. If unsuccessful, AFS will retain a shareholder locator service with a national information database to conduct periodic searches for the investor. If the search firm is unable to locate the investor, the search firm will determine whether the investor's account has legally been abandoned. AFS is legally obligated to escheat (or transfer) abandoned property to the appropriate state's unclaimed property administrator in accordance with statutory requirements. The investor's last known address of record determines which state has jurisdiction.

OFFERING PRICE

         Shares of the Institutional Class of a Fund are sold at net asset value.

Calculation of Net Asset Value

         Each Fund determines its net asset value per share once daily as of the close of the customary trading session of the NYSE (generally 4:00 p.m. Eastern time) on each business day of the Fund. In the event the NYSE closes early (i.e., before 4:00 p.m. Eastern time) on a particular day, each Fund determines its net asset value per share as of the close of the NYSE on such day. For purposes of determining net asset value per share, the Fund will generally use futures and options contract closing prices which are available fifteen (15) minutes after the close of the customary trading session of the NYSE. The Funds determine net asset value per share by dividing the value of a Fund's securities, cash and other assets (including interest accrued but not collected) attributable to a particular class, less all its liabilities (including accrued expenses and dividends payable) attributable to that class, by the total number of shares outstanding of that class. Determination of a Fund's net asset value per share is made in accordance with generally accepted accounting principles.

         Each security (excluding convertible bonds) held by a Fund is valued at its last sales price on the exchange where the security is principally traded or, lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") or absent a NOCP, at the closing bid price on that day; generally option contracts are valued at the mean between the closing bid and asked prices on the exchange where the contracts are principally traded; futures contracts are valued at final settlement price quotations from the primary exchange on which they are traded. Debt securities (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to special securities, dividend rate, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data.

         Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and ask prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term investments are valued at amortized cost when the security has 60 days or less to maturity.

         Foreign securities are converted into U.S. dollars using exchange rates as of the close of the NYSE. Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the customary trading session of the NYSE. The values of such securities used in computing the net asset value of each Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such securities may occur between the times at which such values are determined and the close of the customary trading session of the NYSE which will not be reflected in the computation of a Fund's net asset value. If a development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as of the close of the applicable market, may be adjusted to reflect the fair value of the affected securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

         Fund securities primarily traded in foreign markets may be traded in such markets on days which are not business days of the Fund. Because the net asset value per share of each Fund is determined only on business days of the Fund, the net asset value per share of a Fund may be significantly affected on days when an investor cannot exchange or redeem shares of the Fund.

REDEMPTION IN KIND

         AIM intends to redeem all shares of the Funds in cash. It is possible that future conditions may make it undesirable for a Fund to pay for redeemed shares in cash. In such cases, the Fund may make payment in securities or other property. If a Fund has made an election under Rule 18f-1 under the 1940 Act, the Fund is obligated to redeem for cash all shares presented to such Fund for redemption by any one shareholder in an amount up to the lesser of $250,000 or 1% of that Fund's net assets in any 90-day period. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the applicable Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

BACKUP WITHHOLDING

         Accounts submitted without a correct, certified taxpayer identification number or, alternatively, a completed Internal Revenue Service ("IRS") Form W-8 (for non-resident aliens) or Form W-9 (certifying exempt status) accompanying the registration information will generally be subject to backup withholding.

         Each AIM Fund, and other payers, generally must withhold 28% of redemption payments and reportable dividends (whether paid or accrued) in the case of any shareholder who fails to provide the Fund with a taxpayer identification number ("TIN") and a certification that he is not subject to backup withholding.

         An investor is subject to backup withholding if:

         1.       the investor fails to furnish a correct TIN to the Fund;

         2. the IRS notifies the Fund that the investor furnished an incorrect TIN;

         3. the investor or the Fund is notified by the IRS that the investor is subject to backup withholding because the investor failed to report all of the interest and dividends on such investor's tax return (for reportable interest and dividends only);

         4. the investor fails to certify to the Fund that the investor is not subject to backup withholding under (3) above (for reportable interest and dividend accounts opened after 1983 only); or

         5. the investor does not certify his TIN. This applies only to non-exempt mutual fund accounts opened after 1983.

         Interest and dividend payments are subject to backup withholding in all five situations discussed above. Redemption proceeds and long-term gain distributions are subject to backup withholding only if (1), (2) or (5) above applies.

         Certain payees and payments are exempt from backup withholding and information reporting. AIM or AFS will not provide Form 1099 to those payees.

         Investors should contact the IRS if they have any questions concerning withholding.

         IRS PENALTIES - Investors who do not supply the AIM Funds with a correct TIN will be subject to a $50 penalty imposed by the IRS unless such failure is due to reasonable cause and not willful neglect. If an investor falsifies information on this form or makes any other false statement resulting in no backup withholding on an account which should be subject to backup withholding, such investor may be subject to a $500 penalty imposed by the IRS and to certain criminal penalties including fines and/or imprisonment.

         NONRESIDENT ALIENS - Nonresident alien individuals and foreign entities are not subject to the backup withholding previously discussed, but must certify their foreign status by attaching IRS Form W-8 to their application. Form W-8 generally remains in effect for a period starting on the date the Form is signed and ending on the last day of the third succeeding calendar year. Such shareholders may, however, be subject to federal income tax withholding at a 30% rate on ordinary income dividends and other distributions. Under applicable treaty law, residents of treaty countries may qualify for a reduced rate of withholding or a withholding exemption.


                    DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS

         It is the present policy of each Fund to declare and pay annually net investment income dividends and capital gain distributions. It is each Fund's intention to distribute substantially all of its net investment income and realized net capital gains. In determining the amount of capital gains, if any, available for distribution, capital gains will be offset against available net capital loss, if any, carried forward from previous fiscal periods. All dividends and distributions will be automatically reinvested in additional shares of the same class of each Fund unless the shareholder has requested in writing to receive such dividends and distributions in cash or that they be invested in Institutional Class shares of another AIM Fund, subject to the terms and conditions set forth in the Prospectus under the caption "Special Plans - Automatic Dividend Investment". Such dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. If a shareholder's account does not have any shares in it on a dividend or capital gain distribution payment date, the dividend or distribution will be paid in cash whether or not the shareholder has elected to have such dividends or distributions reinvested.

         Distributions paid by a Fund, other than daily dividends, have the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes.

TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of each Fund or its shareholders, and the discussion here and in the Prospectus is not intended as a substitute for careful tax planning.

         QUALIFICATION AS A REGULATED INVESTMENT COMPANY. Each Fund has elected to be taxed under Subchapter M of the Code as a regulated investment company and intends to maintain its qualifications as such in each of its taxable years. As a regulated investment company, each Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes (i) at least 90% of its investment company taxable income (i.e., net investment income, net foreign currency ordinary gain or loss and the excess of net short-term capital gain over net long-term capital loss) and (ii) at least 90% of the excess of its tax-exempt interest income under Code Section 103(a) over its deductions disallowed under Code Sections 265 and 171(a)(2) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gain of the taxable year and can therefore satisfy the Distribution Requirement.

         Each Fund may use "equalization accounting" in determining the portion of its net investment income and capital gain net income that has been distributed. A Fund that elects to use equalization accounting will allocate a portion of its realized investment income and capital gain to redemptions of Fund shares and will reduce the amount of such income and gain that it distributes in cash. However, each Fund intends to make cash distributions for each taxable year in an aggregate amount that is sufficient to satisfy the Distribution Requirement without taking into account its use of equalization accounting. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation and has underdistributed its net investment income and capital gain net income for any taxable year, such Fund may be liable for additional federal income tax.

         In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies (the "Income Requirement"). Under certain circumstances, a Fund may be required to sell portfolio holdings to meet this requirement.

         In addition to satisfying the requirements described above, each Fund must satisfy an asset diversification test in order to qualify as a regulated investment company (the "Asset Diversification Test"). Under this test, at the close of each quarter of each Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers, as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer, and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses.

         For purposes of the Asset Diversification Test, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

         Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Test will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Funds may not rely on informal rulings of the IRS, the Funds may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Test to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

         If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable as ordinary dividends to the extent of such Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends received deduction in the case of corporate shareholders and will be included in the qualified dividend income of noncorporate shareholders. See "Fund Distributions" below.

         DETERMINATION OF TAXABLE INCOME OF A REGULATED INVESTMENT COMPANY. In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation unless the Fund made an election to accrue market discount into income. If a Fund purchases a debt obligation that was originally issued at a discount, the Fund is generally required to include in gross income each year the portion of the original issue discount which accrues during such year. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract or of foreign currency itself, will generally be treated as ordinary income or loss.

         Certain hedging transactions that may be engaged in by certain of the Funds (such as short sales "against the box") may be subject to special tax treatment as "constructive sales" under Section 1259 of the Code if a Fund holds certain "appreciated financial positions" (defined generally as any interest (including a futures or forward contract, short sale or option) with respect to stock, certain debt instruments, or partnership interests if there would be a gain were such interest sold, assigned, or otherwise terminated at its fair market value). Upon entering into a constructive sales transaction with respect to an appreciated financial position, a Fund will generally be deemed to have constructively sold such appreciated financial position and will recognize gain as if such position were sold, assigned, or otherwise terminated at its fair market value on the date of such constructive sale (and will take into account any gain for the taxable year which includes such date).

         Some of the forward foreign currency exchange contracts, options and futures contracts that certain of the Funds may enter into will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts that a Fund holds are treated as if they are sold for their fair market value on the last business day of the taxable year, regardless of whether a taxpayer's obligations (or rights) under such contracts have terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of
Section 1256 contracts is combined with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. The net amount of such gain or loss for the entire taxable year (including gain or loss arising as a consequence of the year-end deemed sale of such contracts) is deemed to be 60% long-term and 40% short-term gain or loss. However, in the case of Section 1256 contracts that are forward foreign currency exchange contracts, the net gain or loss is separately determined and (as discussed above) generally treated as ordinary income or loss. If such a future or option is held as an offsetting position and can be considered a straddle under Section 1092 of the Code, such a straddle will constitute a mixed straddle. A mixed straddle will be subject to both Section 1256 and Section 1092 unless certain elections are made by the Fund.

          Other hedging transactions in which the Funds may engage may result in "straddles" or "conversion transactions" for U.S. federal income tax purposes. The straddle and conversion transaction rules may affect the character of gains (or in the case of the straddle rules, losses) realized by the Funds. In addition, losses realized by the Funds on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Because only a few regulations implementing the straddle rules and the conversion transaction rules have been promulgated, the tax consequences to the Funds of hedging transactions are not entirely clear. The hedging transactions may increase the amount of short-term capital gain realized by the Funds (and, if they are conversion transactions, the amount of ordinary income) which is taxed as ordinary income when distributed to shareholders.

          Because application of any of the foregoing rules governing Section 1256 contracts, constructive sales, straddle and conversion transactions may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or straddle positions, the taxable income of a Fund may exceed its book income. Accordingly, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income, or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

         EXCISE TAX ON REGULATED INVESTMENT COMPANIES. A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income (excess of capital gains over capital losses) for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated investment company shall
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year and (2) exclude
Section 988 foreign currency gains and losses incurred after October 31 (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         Each Fund generally intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, in the event that the Internal Revenue Service determines that a Fund is using an improper method of allocation for purposes of equalization accounting (as discussed above), such Fund may be liable for excise tax. Moreover, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability. In addition, under certain circumstances, a Fund may elect to pay a minimal amount of excise tax.

         PFIC INVESTMENTS. The Funds are permitted to invest in foreign equity securities and thus may invest in stocks of foreign companies that are classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income.

          The application of the PFIC rules may affect, among other things, the character of gain, the amount of gain or loss and the timing of the recognition and character of income with respect to PFIC stock, as well as subject the Funds themselves to tax on certain income from PFIC stock. For these reasons the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock.

         SWAP AGREEMENTS. Each Fund may enter into swap agreements. The rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while a Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. Each Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

         FUND DISTRIBUTIONS. Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other noncorporate taxpayers to the extent discussed below.

         A Fund may either retain or distribute to shareholders its net capital gain (net long-term capital gain over net short-term capital loss) for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and designated as a capital gain dividend, it will be taxable to shareholders as long-term capital gain (currently taxable at a maximum rate of 15% for noncorporate shareholders) regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. However, certain capital gain dividends distributed to noncorporate shareholders for the Fund's fiscal year ending October 31, 2003 may be taxable at a maximum rate of 20%. Conversely, if a Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carry forwards) at the 35% corporate tax rate. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

         Ordinary income dividends paid by a Fund with respect to a taxable year will qualify for the 70% dividends received deduction generally available to corporations (other than corporations, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. However, the alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction.

         Ordinary income dividends paid by a Fund to individuals and other noncorporate taxpayers will be treated as qualified dividend income that is subject to tax at a maximum rate of 15% to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and from foreign corporations that are either incorporated in a possession of the United States, eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or have stock of the same class with respect to which the dividends are paid that is readily tradable on an established securities market within the United States. However, dividends received by the Fund from foreign personal holding companies, foreign investment companies or PFICs are not qualifying dividends. If the qualifying dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

         Alternative minimum tax ("AMT") is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by a Fund to a noncorporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation's AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer's adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

         Distributions by a Fund that do not constitute earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.

         Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

         Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

          If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time may reflect the amount of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

         SALE OR REDEMPTION OF SHARES. A shareholder will recognize gain or loss on the sale or redemption of shares of a Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be deferred under the wash sale rules if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Currently, any long-term capital gain recognized by a non-corporate shareholder will be subject to tax at a maximum rate of 15%. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

         If a shareholder (a) incurs a sales load in acquiring shares of a Fund,
(b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired.

         BACKUP WITHHOLDING. The Funds may be required to withhold 28% of taxable distributions and/or redemption payments. For more information refer to "Purchase, Redemption and Pricing of Shares - Backup Witholding.

         FOREIGN SHAREHOLDERS. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, distributions (other than distributions of long-term capital gain) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gain realized on the redemption of shares of a Fund, capital gain dividends and amounts retained by a Fund that are designated as undistributed net capital gain.

         If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign non-corporate shareholders, a Fund may be required to withhold U.S. federal income tax at a rate of 28% on distributions made on or after January 1, 2002 that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from a Fund's election to treat any foreign income tax paid by it as paid by its shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

         Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7. For a copy of the IRS Form W-7 and accompanying instructions, please contact your tax advisor or the IRS.

         Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax. An individual who, at the time of death, is a foreign shareholder will nevertheless be subject to U.S. federal estate tax with respect to shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exception applies. In the absence of a treaty, there is a $13,000 statutory estate tax credit.

          The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

         FOREIGN INCOME TAX. Investment income received by each Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested in various countries is not known.

          If more than 50% of the value of a Fund's total assets at the close of each taxable year consists of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income tax paid by the Fund (the "Foreign Tax Election"). Pursuant to the Foreign Tax Election, shareholders will be required (i) to include in gross income, even though not actually received, their respective pro-rata shares of the foreign income tax paid by the Fund that are attributable to any distributions they receive; and (ii) either to deduct their pro-rata share of foreign tax in computing their taxable income, or to use it (subject to various Code limitations) as a foreign tax credit against Federal income tax (but not both). No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to alternative minimum tax.

          Unless certain requirements are met, a credit for foreign tax is subject to the limitation that it may not exceed the shareholder's U.S. tax (determined without regard to the availability of the credit) attributable to the shareholder's foreign source taxable income. In determining the source and character of distributions received from a Fund for this purpose, shareholders will be required to allocate Fund distributions according to the source of the income realized by the Fund. Each Fund's gain from the sale of stock and securities and certain currency fluctuation gain and loss will generally be treated as derived from U.S. sources. In addition, the limitation on the foreign tax credit is applied separately to foreign source "passive" income, such as dividend income, and the portion of foreign source income consisting of qualified dividend income is reduced by approximately 57% to account for the tax rate differential. Individuals who have no more than $300 ($600 for married persons filing jointly) of creditable foreign tax included on Form 1099 and whose foreign source income is all "qualified passive income" may elect each year to be exempt from the foreign tax credit limitation and will be able to claim a foreign tax credit without filing Form 1116 with its corresponding requirement to report income and tax by country. Moreover, no foreign tax credit will be allowable to any shareholder who has not held his shares of the Fund for at least

16 days during the 30-day period beginning 15 days before the day such shares become ex-dividend with respect to any Fund distribution to which foreign income taxes are attributed (taking into account certain holding period reduction requirements of the Code). Because of these limitations, shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund.

         EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS. The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on August 20, 2003. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.


                           DISTRIBUTION OF SECURITIES

DISTRIBUTOR

         The Trust has entered into master distribution agreements, as amended, relating to the Funds (the "Distribution Agreements") with AIM Distributors, a registered broker-dealer and a wholly owned subsidiary of AIM, pursuant to which AIM Distributors acts as the distributor of shares of the Funds. The address of AIM Distributors is P.O. Box 4739, Houston, Texas 77210-4739. Certain trustees and officers of the Trust are affiliated with AIM Distributors. See "Management of the Trust."

         The Distribution Agreements provide AIM Distributors with the exclusive right to distribute shares of the Funds on a continuous basis directly and through other broker-dealers with whom AIM Distributors has entered into selected dealer agreements. AIM Distributors has not undertaken to sell any specified number of shares of any classes of the Funds.

         The Trust (on behalf of the Institutional Classes) or AIM Distributors may terminate the Distribution Agreement on 60 days' written notice without penalty. The Distribution Agreement will terminate automatically in the event of its assignment.

         AIM Distributors may, from time to time, at its expense pay a bonus or other consideration or incentive to dealers or banks. The total amount of such additional bonus payments or other consideration shall not exceed 0.10% of the public offering price of the shares sold or of average daily net assets of the Funds attributable to that particular dealer. At the option of the dealer, such incentives may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and their families to places within or outside the United States. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


                         CALCULATION OF PERFORMANCE DATA

         Although performance data may be useful to prospective investors when comparing a Fund's performance with other funds and other potential investments, investors should note that the methods of computing performance of other potential investments are not necessarily comparable to the methods employed by a Fund.

Average Annual Total Return Quotation

         The standard formula for calculating average annual total return is as follows:

                                         n
                                   P(1+T) =ERV

Where    P     =  a hypothetical initial payment of $1,000;

         T     =  average annual total return (assuming the applicable maximum sales load is deducted at the beginning of the one, five or ten year periods);

         n     =  number of years; and

         ERV   =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, five and ten year periods at the end of the one, five or ten year periods (or fractional portion of such period).

         Total returns quoted in advertising reflect all aspects of a Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value per share over the period. Cumulative total return reflects the performance of a Fund over a stated period of time. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period.

         Each Fund's total return is calculated in accordance with a standardized formula for computation of annualized total return. Standardized total return for Institutional Class shares does not reflect a deduction of any sales charge since that class is sold and redeemed at net asset value.

         A Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. An average annual total return reflects the hypothetical compounded annual rate of return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period. Because average annual returns tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual returns into income results and capital gains or losses.

Alternative Total Return Quotations

         Standard total return quotes may be accompanied by total return figures calculated by alternative methods. For example, average annual total return may be calculated without assuming payment of the full sales load according to the following formula:

                                         n
                                   P(1+U) =ERV

Where    P     =  a hypothetical initial payment of $1,000;

         U     =  average annual total return assuming payment of only a stated
                  portion of, or none of, the applicable maximum sales load at the beginning of the stated period;

         n     =  number of years; and

         ERV   =  ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

         Cumulative total return across a stated period may be calculated as follows:

                                   P(1+V)=ERV

Where    P     =  a hypothetical initial payment of $1,000;

         V     =  cumulative total return assuming payment of all of, a stated
                  portion of, or none of, the applicable maximum sales load at the beginning of the stated period; and

         ERV   =  ending redeemable value of a hypothetical $1,000 payment at the end of the stated period.

Average Annual Total Return (After Taxes on Distributions) Quotation

         A Fund's average annual total return (after taxes on distributions) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on distributions, but not on redemption proceeds. Average annual total returns (after taxes on distributions) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions) is:
                                       n
                                 P(1+T)  = ATV
                                               D

Where    P     =  a hypothetical initial payment of $1,000;

         T     =  average annual total return (after taxes on distributions);

         n     =  number of years; and

         ATV   =  ending value of a hypothetical $1,000 payment made at the
            D     beginning of the one, five or ten year periods (or since
                  inception, if applicable) at the end of the one, five or ten year periods (or since inception, if applicable), after taxes on fund distributions but not after taxes on redemption.

         Standardized average annual total return (after taxes on distributions) for Institutional Class shares does not reflect a deduction of any sales charges since that class is sold and redeemed at net asset value.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) Quotation

         A Fund's average annual total return (after taxes on distributions and sale of Fund shares) shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. It reflects the deduction of federal income taxes on both distributions and proceeds. Average annual total returns (after taxes on distributions and redemption) are calculated by determining the after-tax growth or decline in value of a hypothetical investment in a Fund over a stated period of time, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Because average annual total returns (after taxes on distributions and redemption) tend to even out variations in the Fund's return, investors should recognize that such returns are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its average annual total returns (after taxes on distributions and redemption) into income results and capital gains or losses.

         The standard formula for calculating average annual total return (after taxes on distributions and redemption) is:

                                       n
                                 P(1+T) = ATV
                                             DR

Where    P     =  a hypothetical initial payment of $1,000;

         T     =  average annual total return (after taxes on distributions and redemption);

         n     =  number of years; and

         ATV   =  ending value of a hypothetical $1,000 payment made at the
            DR    beginning of the one, five or ten year periods (or since
                  inception, if applicable) at the end of the one, five or ten year periods (or since inception, if applicable), after taxes on fund distributions and redemption.

         Standardized average annual total return (after taxes on distributions and redemption) for Institutional Class shares does not reflect a deduction of any sales charges since that class is sold and redeemed at net asset value.

         The after-tax returns assume all distributions by a Fund, less the taxes due on such distributions, are reinvested at the price calculated as stated in the prospectus on the reinvestment dates during the period. Taxes due on a Fund's distributions are calculated by applying to each component of the distribution (e.g., ordinary income and long-term capital gain) the highest corresponding individual marginal federal income tax rates in effect on the reinvestment date. The taxable amount and tax character of each distribution is as specified by the Fund on the dividend declaration date, but reflects any subsequent recharacterizations of distributions. The effect of applicable tax credits, such as the foreign tax credit, are also taken into account. The calculations only reflect federal taxes, and thus do not reflect state and local taxes or the impact of the federal alternative minimum tax.

         The ending values for each period assume a complete liquidation of all shares. The ending values for each period are determined by subtracting capital gains taxes resulting from the sale of Fund shares and adding the tax benefit from capital losses resulting from the sale of Fund shares. The capital gain or loss upon sale of Fund shares is calculated by subtracting the tax basis from the proceeds. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character (e.g., ordinary income or long-term) in effect on the date of the sale of Fund shares and in accordance with federal tax law applicable on that date. The calculations assume that a shareholder may deduct all capital losses in full.

         The basis of shares acquired through the $1,000 initial investment are tracked separately from subsequent purchases through reinvested distributions. The basis for a reinvested distribution is the distribution net of taxes paid on the distribution. Tax basis is adjusted for any distributions representing returns of capital and for any other tax basis adjustments that would apply to an individual taxpayer.

         The amount and character (i.e., short-term or long-term) of capital gain or loss upon sale of Fund shares is determined separately for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The tax character is determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

Performance Information

         All advertisements for the Funds will disclose the maximum sales charge (including deferred sales charges) imposed on purchases of a Fund's shares. If any advertised performance data does not reflect the maximum sales charge (if any), such advertisement will disclose that the sales charge has not been deducted in computing the performance data, and that, if reflected, the maximum sales charge would reduce the performance quoted. Further information regarding each Fund's performance is contained in that Fund's annual report to shareholders, which is available upon request and without charge.

          From time to time, AIM or its affiliates may waive all or a portion of their fees and/or assume certain expenses of any Fund. Fee waivers or reductions or commitments to reduce expenses will have the effect of increasing that Fund's yield and total return.

         Certain Funds may participate in the initial public offering (IPO) market in some market cycles. Because of these Funds' small asset bases, any investment the Funds may make in IPOs may significantly affect these Funds' total returns. As the Funds' assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the Funds' total returns.

          The performance of each Fund will vary from time to time and past results are not necessarily indicative of future results.

         Total return and yield figures for the Funds are neither fixed nor guaranteed. The Funds may provide performance information in reports, sales literature and advertisements. The Funds may also, from time to time, quote information about the Funds published or aired by publications or other media entities which contain articles or segments relating to investment results or other data about one or more of the Funds. The following is a list of such publications or media entities:

         Advertising Age                    Forbes                              New York Times
         Barron's                           Fortune                             Pension World
         Best's Review                      Hartford Courant Inc.               Pensions & Investments
         Broker World                       Institutional Investor              Personal Investor
         Business Week                      Insurance Forum                     Philadelphia Inquirer
         Changing Times                     Insurance Week                      USA Today
         Christian Science Monitor          Investor's Business Daily           U.S. News & World Report
         Consumer Reports                   Journal of the American             Wall Street Journal
         Economist                             Society of CLU & ChFC            Washington Post
         FACS of the Week                   Kiplinger Letter                    CNN
         Financial Planning                 Money                               CNBC
         Financial Product News             Mutual Fund Forecaster              PBS
         Financial Services Week            Nation's Business
         Financial World

         Each Fund may also compare its performance to performance data of similar mutual funds as published by the following services:

         Bank Rate Monitor                                    Stanger
         Donoghue's                                           Weisenberger
         Mutual Fund Values (Morningstar)                     Lipper, Inc.

         Each Fund's performance may also be compared in advertising to the performance of comparative benchmarks such as the following:

         Russell 1000--Registered Trademark-- Index
         Russell 2000--Registered Trademark-- Index

         Russell 3000--Registered Trademark-- Index
         Russell Midcap--Registered Trademark-- Index

         Each Fund may also compare its performance to rates on Certificates of Deposit and other fixed rate investments such as the following:

         10 year Treasury Notes
         90 day Treasury Bills

         Advertising for the Funds may from time to time include discussions of general economic conditions and interest rates. Advertising for such Funds may also include references to the use of those Funds as part of an individual's overall retirement investment program. From time to time, sales literature and/or advertisements for any of the Funds may disclose: (i) the largest holdings in the Funds' portfolios; (ii) certain selling group members; (iii) certain institutional shareholders; (iv) measurements of risk, including standard deviation, Beta and Sharpe ratios; and/or (v) capitalization and sector analyses of holdings in the Funds' portfolios.

         From time to time, the Funds' sales literature and/or advertisements may discuss generic topics pertaining to the mutual fund industry. This includes, but is not limited to, literature addressing general information about mutual funds, discussions regarding investment styles, such as the growth, value or GARP (growth at a reasonable price) styles of investing, variable annuities, dollar-cost averaging, stocks, bonds, money markets, certificates of deposit, retirement, retirement plans, asset allocation, tax-free investing, college planning and inflation.

                                   APPENDIX A

                           RATINGS OF DEBT SECURITIES

         The following is a description of the factors underlying the debt ratings of Moody's, S&P and Fitch:

                         MOODY'S LONG-TERM DEBT RATINGS

         Moody's corporate ratings areas follows:


         Aaa: Bonds and preferred stock which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Bonds and preferred stock which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. These are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk in Aa rated bonds appear somewhat larger than those securities rated Aaa.

         A: Bonds and preferred stock which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Bonds and preferred stock which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         Ba: Bonds and preferred stock which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B: Bonds and preferred stock which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: Bonds and preferred stock which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         Ca: Bonds and preferred stock which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C: Bonds and preferred stock which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.


                     MOODY'S SHORT-TERM PRIME RATING SYSTEM

          Moody's short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

          Moody's employs the following designations, all judged to be investment grade , to indicate the relative repayment ability of rated issuers.

PRIME-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability for repayment of senior short-term obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

         Note: In addition, in certain countries the prime rating may be modified by the issuer's or guarantor's senior unsecured long-term debt rating.


         Moody's municipal ratings are as follows:


            MOODY'S U.S. LONG-TERM MUNICIPAL BOND RATING DEFINITIONS

         Municipal ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues.

         Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

         Aaa: Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Aa: Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         A: Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Baa: Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ba: Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         B: Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Caa: Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Ca: Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         C: Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

         Note: Also, Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic category.


                     MOODY'S MIG/VMIG US SHORT-TERM RATINGS

         In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.

         In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

         The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

         MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

         Gradations of investment quality are indicated by rating symbols, with each symbol representing a group in which the quality characteristics are broadly the same.

MIG 1/VMIG 1: This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

SG: This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.


           STANDARD & POOR'S LONG-TERM CORPORATE AND MUNICIPAL RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

         S&P describes its ratings for corporate and municipal bonds as follows:

AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in a small degree.

A: Debt rated A has a strong capacity to meet its financial commitments although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

BB-B-CCC-CC-C: Debt rated BB, B, CCC, CC and C is regarded as having significant speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

NR: Not Rated.

                                S&P DUAL RATINGS

         S&P assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure.

         The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, AAA/A-1+). With short-term demand debt, the note rating symbols are used with the commercial paper rating symbols (for example, SP-1+/A-1+).


                          S&P COMMERCIAL PAPER RATINGS

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

          These categories are as follows:

A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

                        S&P SHORT-TERM MUNICIPAL RATINGS

         An S&P note rating reflect the liquidity factors and market-access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment: amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note); and source of payment (the more dependant the issue is on the market for its refinancing, the more likely it will be treated as a note).

         Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

                         FITCH LONG-TERM CREDIT RATINGS


         Fitch Ratings provides an opinion on the ability of an entity or of a securities issue to meet financial commitments, such as interest, preferred dividends, or repayment of principal, on a timely basis. These credit ratings apply to a variety of entities and issues, including but not limited to sovereigns, governments, structured financings, and corporations; debt, preferred/preference stock, bank loans, and counterparties; as well as the financial strength of insurance companies and financial guarantors.

         Credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested. Thus, the use of credit ratings defines their function: "investment grade" ratings (international Long-term 'AAA' - 'BBB' categories; Short-term 'F1' - 'F3') indicate a relatively low probability of default, while those in the "speculative" or "non-investment grade" categories (international Long-term 'BB'
- 'D'; Short-term 'B' - 'D') either signal a higher probability of default or that a default has already occurred. Ratings imply no specific prediction of default probability. However, for example, it is relevant to note that over the long term, defaults on 'AAA' rated U.S. corporate bonds have averaged less than 0.10% per annum, while the equivalent rate for 'BBB' rated bonds was 0.35%, and for 'B' rated bonds, 3.0%.

         Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guaranties unless otherwise indicated.

         Entities or issues carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

         Fitch credit and research are not recommendations to buy, sell or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature of taxability of payments of any security.

         The ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch Ratings believes to be reliable. Fitch Ratings does not audit or verify the truth or accuracy of such information. Ratings may be changed or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

         Our program ratings relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

         Credit ratings do not directly address any risk other than credit risk. In particular, these ratings do not deal with the risk of loss due to changes in market interest rates and other market considerations.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is unlikely to be affected by foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor has a very strong capacity for timely payment of financial commitments which is not significantly vulnerable to foreseeable events.

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of good credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances are more likely to impair this capacity.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR:  Indicates that Fitch does not rate the specific issue.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced and at Fitch's discretion, when Fitch Ratings deems the amount of information available to be inadequate for ratings purposes.

RATINGWATCH: Ratings are placed on RatingWatch to notify investors that there is a reasonable possibility of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. RatingWatch is typically resolved over a relatively short period.


                      FITCH SPECULATIVE GRADE BOND RATINGS

BB: Bonds are considered speculative. There is a possibility of credit risk developing, particularly as the result of adverse economic changes over time. However, business and financial alternatives may be available to allow financial commitments to be met.

B: Bonds are considered highly speculative. Significant credit risk is present but a limited margin of safety remains. While bonds in this class are currently meeting financial commitments, the capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC: Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

CC:  Default of some kind appears probable.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, AND D: Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and are valued on the basis of their prospects for achieving partial or full recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in categories below CCC.


                         FITCH SHORT-TERM CREDIT RATINGS

         The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as in the case of the higher ratings.

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Issues assigned this rating are in actual or imminent payment default.

                                   APPENDIX B
                              TRUSTEES AND OFFICERS

                              As of January 1, 2003

================================================================================
The address of each trustee and officer is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. Each trustee oversees 86 portfolios in the AIM Funds complex. Column two below includes length of time served with predecessor entities, if any.
================================================================================

                                  TRUSTEE
 NAME, YEAR OF BIRTH AND          AND/OR                                                                OTHER
POSITION(s) HELD WITH THE         OFFICER                                                           DIRECTORSHIP(S)
        TRUST                     SINCE          PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS        HELD BY TRUSTEE
--------------------------        -------        -------------------------------------------        ---------------
INTERESTED PERSONS
----------------------------------------------------------------------------------------------------------------------
Robert H. Graham(1) --  1946        1998         Director and Chairman, A I M Management           None
Trustee, Chairman and President                  Group Inc. (financial services holding
                                                 company); Director and Vice Chairman,
                                                 AMVESCAP PLC and Chairman of AMVESCAP PLC -
                                                 AIM Division (parent of AIM and a global
                                                 investment management firm)

                                                 Formerly: President and Chief Executive
                                                 Officer, A I M Management Group Inc.;
                                                 Director, Chairman and President, A I M
                                                 Advisors, Inc. (registered investment
                                                 advisor); Director and Chairman, A I M
                                                 Capital Management, Inc. (registered
                                                 investment advisor), A I M Distributors,
                                                 Inc. (registered broker dealer), A I M Fund
                                                 Services, Inc., (registered transfer agent),
                                                 and Fund Management Company (registered
                                                 broker dealer); and Chief Executive Officer,
                                                 AMVESCAP PLC - Managed Products
-----------------------------------------------------------------------------------------------------------------------
Mark H. Williamson(2) -- 1951       2003         Director, President and Chief Executive           Director and
Trustee and Executive Vice                       Officer, A I M Management Group Inc.              Chairman, INVESCO
President                                        (financial services holding company);             Bond Funds, Inc.,
                                                 Director, Chairman and President, A I M           INVESCO Combination
                                                 Advisors, Inc. (registered investment             Stock & Bond Funds,
                                                 advisor); Director, A I M Capital                 Inc., INVESCO
                                                 Management, Inc. (registered investment           Counselor Series
                                                 advisor) and A I M Distributors, Inc.             Funds, Inc.,
                                                 (registered broker dealer); Director and          INVESCO
                                                 Chairman, A I M Fund Services, Inc.               International
                                                 (registered transfer agent); and Fund             Funds, Inc.,
                                                 Management Company (registered broker             INVESCO Manager
                                                 dealer); and Chief Executive Officer,             Series Funds, Inc.,
                                                 AMVESCAP PLC - AIM Division (parent of AIM        INVESCO Money
                                                 and a global investment management firm)          Market Funds, Inc.,
                                                                                                   INVESCO Sector
                                                 Formerly: Director, Chairman, President and       Funds, Inc.,
                                                 Chief Executive Officer, INVESCO Funds            INVESCO Stock
                                                 Group, Inc. and INVESCO Distributors, Inc.;       Funds, Inc.,
                                                 Chief Executive Officer, AMVESCAP PLC -           INVESCO Treasurer's
                                                 Managed Products; Chairman and Chief              Series Funds, Inc.
                                                 Executive Officer of NationsBanc Advisors,        and INVESCO
                                                 Inc.; and Chairman of NationsBanc                 Variable Investment
                                                 Investments, Inc.                                 Funds, Inc.
-----------------------------------------------------------------------------------------------------------------------

----------
(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.

(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the trust. Mr. Williamson became Executive Vice President of the Trust on March 4, 2003.

                                TRUSTEE
 NAME, YEAR OF BIRTH AND        AND/OR                                                                OTHER
POSITION(s) HELD WITH THE       OFFICER                                                           DIRECTORSHIP(S)
        TRUST                   SINCE          PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS        HELD BY TRUSTEE
--------------------------      -------        -------------------------------------------        ---------------
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------
Frank S. Bayley -- 1939           1987         Of Counsel, law firm of Baker & McKenzie           Badgley Funds, Inc.
Trustee                                                                                           (registered
                                                                                                  investment company)
---------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett -- 1944         2001         Chairman, Crockett Technology Associates           ACE Limited
Trustee                                        (technology consulting company)                    (insurance
                                                                                                  company); and
                                                                                                  Captaris, Inc.
                                                                                                  (unified messaging
                                                                                                  provider)
---------------------------------------------------------------------------------------------------------------------
Albert R. Dowden --  1941         2001         Director of a number of public and private         Cortland Trust,
                                               business corporations, including the Boss          Inc. (Chairman)
                                               Group, Ltd. (private investment and                (registered
                                               management) and Magellan Insurance Company         investment
                                                                                                  company); Annuity
                                               Formerly: President, Chief Executive Officer       and Life Re
                                               and Director, Volvo Group North America,           (Holdings), Ltd.
                                               Inc.; Senior Vice President, AB Volvo and          (insurance company)
                                               director of various affiliated Volvo Group
                                               companies
---------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr. -- 1935       2001         Formerly: Chairman, Mercantile Mortgage Corp.;     None
Trustee                                        President and  Chief Operating Officer,
                                               Mercantile-Safe Deposit & Trust Co.; and
                                               President, Mercantile Bankshares Corp.
---------------------------------------------------------------------------------------------------------------------
Jack M. Fields -- 1952            2001         Chief Executive Officer, Twenty First              Administaff
Trustee                                        Century Group, Inc. (government affairs
                                               company) and Texana Timber LP
---------------------------------------------------------------------------------------------------------------------
Carl Frischling -- 1937           2001         Partner, law firm of Kramer Levin Naftalis         Cortland Trust,
Trustee                                        and Frankel LLP                                    Inc. (registered
                                                                                                  investment company)
---------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis -- 1950        2001         Formerly: Chief Executive Officer, YWCA            None
Trustee                                        of the USA
---------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock -- 1942          2001         Partner, law firm of Pennock & Cooper              None
Trustee
---------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley -- 1935           1987         Retired                                            None
Trustee
---------------------------------------------------------------------------------------------------------------------
Louis S. Sklar -- 1939            2001         Executive Vice President, Development and          None
Trustee                                        Operations, Hines Interests Limited
                                               Partnership (real estate development
                                               company)
---------------------------------------------------------------------------------------------------------------------

                                  TRUSTEE
 NAME, YEAR OF BIRTH AND          AND/OR                                                                OTHER
POSITION(s) HELD WITH THE         OFFICER                                                           DIRECTORSHIP(S)
        TRUST                     SINCE          PRINCIPAL OCCUPATION(s) DURING PAST 5 YEARS        HELD BY TRUSTEE
--------------------------        -------        -------------------------------------------        ---------------
OTHER OFFICERS

Kevin M. Carome(3) -- 1956          2003     Director, Senior Vice President, Secretary and               N/A
Senior Vice President                        General Counsel, A I M Management Group Inc.
                                             (financial services holding company) and A I M
                                             Advisors, Inc.; Vice President, A I M Capital
                                             Management, Inc., A I M Distributors, Inc. and
                                             A I M Fund Services, Inc.; and Director, Vice
                                             President and General Counsel, Fund Management
                                             Company

                                             Formerly:  Senior Vice President and General
                                             Counsel, Liberty Financial Companies, Inc.; and
                                             Senior Vice President and General Counsel,
                                             Liberty Funds Group, LLC
---------------------------------------------------------------------------------------------------------------------

Gary T. Crum(4) -- 1947             1998     Director, Chairman and Director of Investments,              N/A
Senior Vice President                        A I M Capital Management, Inc.; Director and
                                             Executive Vice President, A I M Management Group
                                             Inc.; Director and Senior Vice President, A I M
                                             Advisors, Inc.; and Director, A I M
                                             Distributors, Inc. and AMVESCAP PLC
                                             Formerly:  Chief Executive Officer and
                                             President, A I M Capital Management, Inc.
---------------------------------------------------------------------------------------------------------------------
Stuart W. Coco -- 1955              2002     Managing Director and Chief Research Officer -              N/A
Vice President                               Fixed Income, A I M Capital Management, Inc.;
                                             and Vice President, A I M Advisors, Inc.
---------------------------------------------------------------------------------------------------------------------

Melville B. Cox -- 1943             1998     Vice President and Chief Compliance Officer,                N/A
Vice President                               A I M Advisors, Inc. and A I M Capital Management,
                                             Inc.; and Vice President, A I M Fund Services, Inc.
---------------------------------------------------------------------------------------------------------------------

Edgar M. Larsen(4) -- 1940          2002     Vice President, A I M Advisors, Inc.; and                   N/A
Vice President                               President, Chief Executive Officer and
                                             Chief Investment Officer, A I M Capital
                                             Management, Inc.
---------------------------------------------------------------------------------------------------------------------
Dana R. Sutton -- 1959              1998     Vice President and Fund Treasurer, A I M                    N/A
Vice President and                           Advisors, Inc.
Treasurer
---------------------------------------------------------------------------------------------------------------------

----------
(3)      Mr. Carome became Senior Vice President of the Trust on May 13, 2003.

(4)      Information is current as of January 10, 2003.

                           TRUSTEE OWNERSHIP OF FUND SHARES AS OF DECEMBER 31, 2002
------------------------------------------------------------------------------------------------------------------
                                                                                        AGGREGATE DOLLAR RANGE OF
                                                                                        EQUITY SECURITIES IN ALL
                                                                                          REGISTERED INVESTMENT
                                                                                         COMPANIES OVERSEEN BY
                                                                                              TRUSTEE IN
                                  DOLLAR RANGE OF EQUITY SECURITIES                       THE AIM FAMILY OF
     NAME OF TRUSTEE                         PER FUND                                FUNDS--Registered Trademark--
     ---------------             ----------------------------------                  -----------------------------
------------------------------------------------------------------------------------------------------------------
Robert H. Graham            AIM Developing Markets Fund              $50,000 - $100,000       Over $100,000
------------------------------------------------------------------------------------------------------------------
Mark H. Williamson                                   -0-                                    $10,001 - $50,000
------------------------------------------------------------------------------------------------------------------
Frank S. Bayley             AIM Developing Markets Fund              $1 - $10,000           $10,001 - $50,000

                            AIM Strategic Income Fund                $1 - $10,000
------------------------------------------------------------------------------------------------------------------
Bruce L. Crockett                                    -0-                                       $1 - $10,000
------------------------------------------------------------------------------------------------------------------
Albert R. Dowden                                     -0-                                    $50,001 - $100,000
------------------------------------------------------------------------------------------------------------------
Edward K. Dunn, Jr.         AIM Global Science and Technology Fund   $1 - $10,000             Over $100,000(5)

------------------------------------------------------------------------------------------------------------------
Jack M. Fields                                       -0-                                      Over $100,000(5)
------------------------------------------------------------------------------------------------------------------
Carl Frischling                                      -0-                                      Over $100,000(5)
------------------------------------------------------------------------------------------------------------------
Prema Mathai-Davis                                   -0-                                      Over $100,000(5)
------------------------------------------------------------------------------------------------------------------
Lewis F. Pennock                                     -0-                                    $50,001 - $100,000
------------------------------------------------------------------------------------------------------------------
Ruth H. Quigley             AIM Developing Markets Fund              $1 - $10,000                $1 -$10,000
------------------------------------------------------------------------------------------------------------------
Louis S. Sklar                                       -0-                                       Over $100,000(5)
------------------------------------------------------------------------------------------------------------------


(5) Includes the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                   APPENDIX C

                           TRUSTEE COMPENSATION TABLE

         Set forth below is information regarding compensation paid or accrued for each trustee of the Trust who was not affiliated with AIM during the year ended December 31, 2002:

                                              RETIREMENT        ESTIMATED
                              AGGREGATE        BENEFITS           ANNUAL             TOTAL
                            COMPENSATION       ACCRUED           BENEFITS         COMPENSATION
                              FROM THE          BY ALL             UPON           FROM ALL AIM
      TRUSTEE                 TRUST(1)       AIM FUNDS(2)      RETIREMENT(3)        FUNDS(4)
      -------               ------------     ------------      -------------      ------------
Frank S. Bayley              $  7,460          $142,800          $ 90,000           150,000
Bruce L. Crockett               7,413            50,132            90,000           149,000
Albert R. Dowden                7,460            57,955            90,000           150,000
Edward K. Dunn, Jr              7,413            94,149            90,000           149,000
Jack M. Fields                  7,460            29,153            90,000           153,000
Carl Frischling(5)              7,460            74,511            90,000           150,000
Prema Mathai-Davis              7,460            33,931            90,000           150,000
Lewis F. Pennock                7,676            54,802            90,000           154,000
Ruth H. Quigley                 7,460           142,502            90,000           153,000
Louis S. Sklar                  7,629            78,500            90,000           153,000


(1) Represents the amount paid by the Trust for the fiscal year ended October 31, 2002. The total amount of compensation deferred by all trustees of the Trust during the fiscal year ended October 31, 2002, including earnings was $34,109.

(2) During the fiscal year ended October 31, 2002, the total amount of expenses allocated to the Trust in respect of such retirement benefits was $3,876.

(3) Amounts shown assume each trustee serves until his or her normal retirement date.

(4) All trustees currently serve as directors or trustees of seventeen registered investment companies advised by AIM.

(5) During the fiscal year ended October 31, 2002, the Trust paid $25,413 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the independent trustees of the Trust. Mr. Frischling is a partner of such firm .

                                   APPENDIX D

                              PROXY VOTING POLICIES

         The Proxy Voting Policies applicable to each Fund follow:

PROXY POLICIES AND PROCEDURES

REVIEWED BY THE AIM FUNDS BOARD OF DIRECTORS/TRUSTEES JUNE 10-11, 2003

A.       Proxy Policies

         Each of A I M Advisors, Inc., A I M Capital Management, Inc., AIM Private Asset Management, Inc. and AIM Alternative Asset Management Company (each an "AIM Advisor" and collectively "AIM") has the fiduciary obligation to, at all times, make the economic best interest of advisory clients the sole consideration when voting proxies of companies held in client accounts. As a general rule, each AIM Advisor shall vote against any actions that would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders' investments. At the same time, AIM believes in supporting the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors, and the AIM portfolio managers who chose to invest in the companies. Therefore, on most issues, our votes have been cast in accordance with the recommendations of the company's board of directors, and we do not currently expect that trend to change. Although AIM's proxy voting policies are stated below, AIM's proxy committee considers all relevant facts and circumstances, and retains the right to vote proxies as deemed appropriate.

         I.       Boards Of Directors

                  A board that has at least a majority of independent directors is integral to good corporate governance. Key board committees, including audit, compensation and nominating committees, should be completely independent.

                  There are some actions by directors that should result in votes being withheld. These instances include directors who:

                  o Are not independent directors and sit on the board's audit, compensation or nominating committee;

                  o Attend less than 75 percent of the board and committee meetings without a valid excuse;

                  o Implement or renew a dead-hand or modified dead-hand poison pill;

                  o Enacted egregious corporate governance policies or failed to replace management as appropriate;

                  o Have failed to act on takeover offers where the majority of the shareholders have tendered their shares; or

                  o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

                  Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors:

                  o Long-term financial performance of the target company relative to its industry;

                  o        Management's track record;

                  o        Portfolio manager's assessment;

                  o        Qualifications of director nominees (both slates);

                  o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

                  o        Background to the proxy contest.

         II.      Independent Auditors

                  A company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence. We will support the reappointment of the company's auditors unless:

                  o It is not clear that the auditors will be able to fulfill their function;

                  o There is reason to believe the independent auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

                  o The auditors have a significant professional or personal relationship with the issuer that compromises the auditors' independence.

         III.     Compensation Programs

                  Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider all incentives, awards and compensation, and compare them to a company-specific adjusted allowable dilution cap and a weighted average estimate of shareholder wealth transfer and voting power dilution.

                  o We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

                  o We will support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value.

                   o We will vote against plans that have any of the following structural features: ability to re-price underwater options without shareholder approval, ability to issue options with an exercise price below the stock's current market price, ability to issue reload options, or automatic share replenishment ("evergreen") feature.

                  o We will vote for proposals to reprice options if there is a value-for-value (rather than a share-for-share) exchange.

                  o We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

         IV.      Corporate Matters

                  We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers and acquisitions on a case by case basis, considering the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

                  o We will vote for merger and acquisition proposals that the proxy committee and relevant portfolio managers believe, based on their review of the materials, will result in financial and operating benefits, have a fair offer price, have favorable prospects for the combined companies, and will not have a negative impact on corporate governance or shareholder rights.

                  o We will vote against proposals to increase the number of authorized shares of any class of stock that has superior voting rights to another class of stock.

                  o We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

                  o We will vote for proposals to institute open-market share repurchase plans in which all shareholders participate on an equal basis.

         V.       Shareholder Proposals

                  Shareholder proposals can be extremely complex, and the impact on share value can rarely be anticipated with any high degree of confidence. The proxy committee reviews shareholder proposals on a case-by-case basis, giving careful consideration to such factors as: the proposal's impact on the company's short-term and long-term share value, its effect on the company's reputation, the economic effect of the proposal, industry and regional norms applicable to the company, the company's overall corporate governance provisions, and the reasonableness of the request.

                  o We will generally abstain from shareholder social and environmental proposals.

                  o We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

                  o We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

                  o We will generally vote for proposals to lower barriers to shareholder action.

                  o We will generally vote for proposals to subject shareholder rights plans to a shareholder vote. In evaluating these plans, we give favorable consideration to the presence of "TIDE" provisions (short-term sunset provisions, qualified bid/permitted offer provisions, and/or mandatory review by a committee of independent directors at least every three years).

         VI.      Other

                  o We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

                  o We will vote against any proposals to authorize the proxy to conduct any other business that is not described in the proxy statement.

                  o We will vote any matters not specifically covered by these proxy policies and procedures in the economic best interest of advisory clients.

                  AIM's proxy policies, and the procedures noted below, may be amended from time to time.

B.       Proxy Committee Procedures

         The proxy committee currently consists of representatives from the Legal and Compliance Department, the Investments Department and the Finance Department.

         The committee members review detailed reports analyzing the proxy issues and have access to proxy statements and annual reports. The committee then discusses the issues and determines the vote. The committee shall give appropriate and significant weight to portfolio managers' views regarding a proposal's impact on shareholders. A proxy committee meeting requires a quorum of three committee members, voting in person or by proxy.

         AIM's proxy committee shall consider its fiduciary responsibility to all clients when addressing proxy issues and vote accordingly. The proxy committee may enlist the services of reputable outside professionals and/or proxy evaluation services, such as Institutional Shareholder Services or any of its subsidiaries ("ISS"), to assist with the analysis of voting issues and/or to carry out the actual voting process. To the extent the services of ISS or another provider are used, the proxy committee shall periodically review the policies of that provider.

         In addition to the foregoing, the following shall be strictly adhered to unless contrary action receives the prior approval of Funds' Board of Directors/Trustees:

         1. Other than by voting proxies and participating in Creditors' committees, AIM shall not engage in conduct that involves an attempt to change or influence the control of a company.

         2. AIM will not publicly announce its voting intentions and the reasons therefore.

         3. AIM shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

         4, All communications regarding proxy issues between the proxy committee and companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AIM's concerns for its advisory clients' interests and not for an attempt to influence or control management.

C.       Business/Disaster Recovery

         If the proxy committee is unable to meet due to a temporary business interruption, such as a power outage, a sub-committee of the proxy committee may vote proxies in accordance with the policies stated herein. If the sub-committee of the proxy committee is not able to vote proxies, ISS shall vote proxies by default in accordance with ISS' proxy policies and procedures, which may vary slightly from AIM's.

D.       Restrictions Affecting Voting

         If a country's laws allow a company in that country to block the sale of the company's shares by a shareholder in advance of a shareholder meeting, AIM will not vote in shareholder meetings held in that country. Administrative or other procedures, such as securities lending, may also cause AIM to refrain from voting. Although AIM considers proxy voting to be an important shareholder right, the proxy committee will not impede a portfolio manager's ability to trade in a stock in order to vote at a shareholder meeting.

E.       Conflicts of Interest

         The proxy committee reviews each proxy to assess the extent to which there may be a material conflict between AIM's interests and those of advisory clients. A potential conflict of interest situation may include where AIM or an affiliate manages assets for, administers an employee benefit plan for, provides other financial products or services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote proxies in favor of management of the company may harm AIM's relationship with the company. In order to avoid even the appearance of impropriety, the proxy committee will not take AIM's relationship with the company into account, and will vote the company's proxies in the best interest of the advisory clients, in accordance with these proxy policies and procedures.

         To the extent that a committee member has any conflict of interest with respect to a company or an issue presented, that committee member should inform the proxy committee of such conflict and abstain from voting on that company or issue.

                             AIM TRIMARK INVESTMENTS
                             PROXY VOTING GUIDELINES

                                 AUGUST 14, 2003

PURPOSE

The purpose of this document is to describe AIM Trimark's general guidelines for voting proxies received from companies held in AIM Trimark's Toronto-based funds. Proxy voting for the funds managed on behalf of AIM Trimark on a sub-advised basis (i.e. by other AMVESCAP business units or on a third party basis) are subject to the proxy voting policies & procedures of those other entities. As part of its regular due diligence, AIM Trimark will review the proxy voting policies & procedures of any new sub-advisors to ensure that they are appropriate in the circumstances.

INTRODUCTION

AIM Trimark has the fiduciary obligation to ensure that the long-term economic best interest of unitholders is the key consideration when voting proxies of portfolio companies.

As a general rule, AIM Trimark shall vote against any actions that would:

         o        reduce the rights or options of shareholders,

         o reduce shareholder influence over the board of directors and management,

         o reduce the alignment of interests between management and shareholders, or

         o        reduce the value of shareholders' investments.

At the same time, since AIM Trimark's Toronto-based portfolio managers follow an investment discipline that includes investing in companies that are believed to have strong management teams, the portfolio managers will generally support the management of companies in which it invests, and will accord proper weight to the positions of a company's board of directors. Therefore, in most circumstances, votes will be cast in accordance with the recommendations of the company's board of directors.

While AIM Trimark's proxy voting guidelines are stated below, the portfolio managers will take into consideration all relevant facts and circumstances (including country specific considerations), and retain the right to vote proxies as deemed appropriate.

These guidelines may be amended from time to time.

CONFLICTS OF INTEREST

When voting proxies, AIM Trimark's portfolio managers assess whether there are material conflicts of interest between AIM Trimark's interests and those of unitholders. A potential conflict of interest situation may include where AIM Trimark or an affiliate manages assets for, provides other financial services to, or otherwise has a material business relationship with, a company whose management is soliciting proxies, and failure to vote in favour of management of the company may harm AIM Trimark's relationship with the company. In all situations, the portfolio managers will not take AIM Trimark's relationship with the company into account, and will vote the proxies in the best interest of the unitholders. To the extent that a portfolio manager has any conflict of interest with respect to a company or an issue presented, that portfolio manager should abstain from voting on that company or issue.

I. BOARDS OF DIRECTORS

We believe that a board that has at least a majority of independent directors is integral to good corporate governance. Unless there are restrictions specific to a company's home jurisdiction, key board committees, including audit and compensation committees, should be completely independent.

a) VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes in an uncontested election of directors are evaluated on a CASE-BY-CASE basis, considering factors that may include:

         o        Long-term company performance relative to a market index,

         o        Composition of the board and key board committees,

         o        Nominee's attendance at board meetings,

         o        Nominee's investments in the company,

         o        Whether the chairman is also serving as CEO, and

         o        Whether a retired CEO sits on the board.

b) VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering factors that may include:

         o Long-term financial performance of the target company relative to its industry,

         o        Management's track record,

         o        Background to the proxy contest,

         o        Qualifications of director nominees (both slates),

         o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met, and

         o        Stock ownership positions.

c) REIMBURSEMENT OF PROXY SOLICITATION EXPENSES

Decisions to provide reimbursement for dissidents waging a proxy contest are made on a case-by-case basis.

d) SEPARATING CHAIRMAN AND CEO

Shareholder proposals to separate the chairman and CEO positions should be evaluated on a case-by-case basis.

While we generally support these proposals, some companies have governance structures in place that can satisfactorily counterbalance a combined position. Voting decisions will take into account factors such as:

         o Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties;

         o        Majority of independent directors;

         o        All-independent key committees;

         o        Committee chairpersons nominated by the independent directors;

         o CEO performance is reviewed annually by a committee of outside directors; and

         o        Established governance guidelines.

e) MAJORITY OF INDEPENDENT DIRECTORS

While we generally support shareholder proposals asking that a majority of directors be independent, each proposal should be evaluated on a case-by-case basis.

We generally vote FOR shareholder proposals that request that the board's audit, compensation, and/or nominating committees be composed exclusively of independent directors.

f) STOCK OWNERSHIP REQUIREMENTS

We believe that individual directors should be appropriately compensated and motivated to act in the best interests of shareholders. Share ownership by directors better aligns their interests with those of other shareholders. Therefore, we believe that meaningful share ownership by directors is in the best interest of the company.

We generally vote FOR proposals that require a certain percentage of a director's compensation to be in the form of common stock.

g) SIZE OF BOARDS OF DIRECTORS

We believe that the number of directors is important to ensuring the board's effectiveness in maximizing long-term shareholder value. The board must be large enough to allow it to adequately discharge its responsibilities, without being so large that it becomes cumbersome.

While we will we prefer a board of no fewer than 5 and no more than 16 members, each situation will be considered on a CASE-BY-CASE basis taking into consideration the specific company circumstances.

h) CLASSIFIED OR STAGGERED BOARDS

In a classified or staggered board, directors are typically elected in two or more "classes", serving terms greater than one year.

We prefer the annual election of all directors and will generally not support proposals that provide for staggered terms for board members. We recognize that there may be jurisdictions where staggered terms for board members is common practice and, in such situations, we will review the proposals on a case-by-case basis.

i) DIRECTOR INDEMNIFICATION AND LIABILITY PROTECTION

We recognize that many individuals may be reluctant to serve as corporate directors if they were to be personally liable for all lawsuits and legal costs. As a result, limitations on directors' liability can benefit the corporation and its shareholders by helping to attract and retain qualified directors while providing recourse to shareholders on areas of misconduct by directors.

We generally vote for proposals that limit directors' liability and provide indemnification as long as the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the corporation and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.

II. AUDITORS

A strong audit process is a requirement for good corporate governance. A significant aspect of the audit process is a strong relationship with a knowledgeable and independent set of auditors.

a) RATIFICATION OF AUDITORS

We believe a company should limit its relationship with its auditors to the audit engagement, and certain closely related activities that do not, in the aggregate, raise an appearance of impaired independence.

We generally vote for the reappointment of the company's auditors unless:

         o It is not clear that the auditors will be able to fulfill their function;

         o There is reason to believe the auditors have rendered an opinion that is neither accurate nor indicative of the company's financial position; or

         o The auditors have a significant professional or personal relationship with the issuer that compromises their independence.

b) DISCLOSURE OF AUDIT VS. NON-AUDIT FEES

Understanding the fees earned by the auditors is important for assessing auditor independence. Our support for the re-appointment of the auditors will take into consideration whether the management information circular contains adequate disclosure about the amount and nature of audit vs. non-audit fees.

There may be certain jurisdictions that do not currently require disclosure of audit vs. non-audit fees. In these circumstances, we will generally support proposals that call for this disclosure.


III. COMPENSATION PROGRAMS

Appropriately designed equity-based compensation plans, approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors. Plans should not substantially dilute shareholders' ownership interests in the company, provide participants with excessive awards or have objectionable structural features. We will consider each compensation plan in its entirety (including all incentives, awards and other compensation) to determine if the plan provides the right incentives to managers and directors and is reasonable on the whole.

The following are specific guidelines dealing with some of the more common features of compensation programs (features not specifically itemized below will be considered on a case-by-case basis taking into consideration the general principles described above):

a) CASH COMPENSATION AND SEVERANCE PACKAGES

We will generally support the board's discretion to determine and grant appropriate cash compensation and severance packages.

b) EQUITY BASED PLANS - DILUTION

We will generally vote against equity-based plans where the total dilution (including all equity-based plans) is excessive.

c) EMPLOYEE STOCK PURCHASE PLANS

We will generally vote for the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value. It is recognized that country specific circumstances may exist (e.g. tax issues) that require proposals to be reviewed on a case-by-case basis.

d) LOANS TO EMPLOYEES

We will vote against the corporation making loans to employees to allow employees to pay for stock or stock options.

e) STOCK OPTION PLANS - BOARD DISCRETION

We will vote against stock option plans that give the board broad discretion in setting the terms and conditions of the programs. Such programs should be submitted with detail and be reasonable in the circumstances regarding their cost, scope, frequency and schedule for exercising the options.

f) STOCK OPTION PLANS - INAPPROPRIATE FEATURES

We will generally vote against plans that have any of the following structural features:

         o ability to re-price "underwater" options without shareholder approval,

         o ability to issue options with an exercise price below the stock's current market price,

         o        ability to issue "reload" options, or

         o        automatic share replenishment ("evergreen") features.

g) STOCK OPTION PLANS - DIRECTOR ELIGIBILITY

We will generally support stock option plans for directors as long as the terms and conditions of director options are clearly defined and are reasonable.

h) STOCK OPTION PLANS - REPRICING

We will vote for proposals to re-price options if there is a value-for-value (rather than a share-for-share) exchange.

i) STOCK OPTION PLANS - VESTING

We will vote against stock option plans that are 100% vested when granted.

j)  STOCK OPTION PLANS - AUTHORIZED ALLOCATIONS

We will generally vote against stock option plans that authorize allocation of 25% or more of the available options to any one individual.

k) STOCK OPTION PLANS - CHANGE IN CONTROL PROVISIONS

We will vote against stock option plans with change in control provisions that allow option holders to receive more for their options than shareholders would receive for their shares.

l) STOCK OPTION PLANS - EXPENSING

We will consider proposals that deal with the expensing of the costs associated with stock option plans on a case-by-case basis.

IV. CORPORATE MATTERS

We will review management proposals relating to changes to capital structure, reincorporation, restructuring and mergers & acquisitions on a case-by-case basis, taking into consideration the impact of the changes on corporate governance and shareholder rights, anticipated financial and operating benefits, portfolio manager views, level of dilution, and a company's industry and performance in terms of shareholder returns.

a) COMMON STOCK AUTHORIZATION

We will review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

b) DUAL CLASS SHARE STRUCTURES

Dual class share structures involve the creation of a second class of common stock with either superior or inferior voting rights to those of the existing class of stock. Such share structures violates the principle of

"one share, one vote", leading to the possibility that the company may take actions or fail to take actions without the support of a true majority of shareholders.

We will generally vote against proposals to create or extend dual class share structures where certain stockholders have superior or inferior voting rights to another class of stock.

c) STOCK SPLITS

We will vote for proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given a company's industry and performance in terms of shareholder returns.

d) REVERSE STOCK SPLITS

We will vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

e) SHARE REPURCHASE PROGRAMS

We will vote against proposals to institute open-market share repurchase plans if all shareholders do not participate on an equal basis.

f) REINCORPORATION

Reincorporation involves re-establishing the company in a different legal jurisdiction.

We will generally vote for proposals to reincorporate the company provided that the board and management have demonstrated sound financial or business reasons for the move. Proposals to reincorporate will not be supported if solely as part of an anti-takeover defense or as a way to limit directors' liability.

g) MERGERS & ACQUISITIONS

We will vote for merger & acquisition proposals that the relevant portfolio managers believe, based on their review of the materials:

         o        will result in financial and operating benefits,

         o        have a fair offer price,

         o        have favorable prospects for the combined companies, and

         o will not have a negative impact on corporate governance or shareholder rights.

V. SHAREHOLDER PROPOSALS

We recognize that to effectively manage a corporation, directors and management must consider not only the interests of shareholders, but the interests of employees, customers, suppliers, creditors and the general community as well. Shareholder proposals can be extremely complex, and the impact on the interests of all stakeholders can rarely be anticipated with a high degree of confidence.

Shareholder proposals will be reviewed on a case-by-case basis with consideration of factors such as:

         o the proposal's impact on the company's short-term and long-term share value,

         o        its effect on the company's reputation,

         o        the economic effect of the proposal,

         o        industry and regional norms applicable to the company,

         o        the company's overall corporate governance provisions, and

         o        the reasonableness of the request.

We will generally not support proposals that place arbitrary or artificial constraints on the board, management or the company.

a) ORDINARY BUSINESS PRACTICES

We will generally support the board's discretion regarding shareholder proposals that involve ordinary business practices.

b) PROTECTION OF SHAREHOLDER RIGHTS

We will generally vote for shareholder proposals that are designed to protect shareholder rights if the company's corporate governance standards indicate that such additional protections are warranted.

c) BARRIERS TO SHAREHOLDER ACTION

We will generally vote for proposals to lower barriers to shareholder action.

d) SHAREHOLDER RIGHTS PLANS

We will generally vote for proposals to subject shareholder rights plans to a shareholder vote.


VI. OTHER

a) We will vote against any proposal where the proxy materials lack sufficient information upon which to base an informed decision.

b) We will vote against any proposals to authorize the company to conduct any other business that is not described in the proxy statement.

                                   APPENDIX E

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Trust's equity securities and the percentage of the outstanding shares held by such holders are set forth below. Unless otherwise indicated below, the Trust has no knowledge as to whether all or any portion of the shares owned of record are also owned beneficially.

         A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

All information listed below is as of August 8, 2003.

AIM DEVELOPING MARKETS FUND

                                                CLASS A SHARES         CLASS B SHARES          CLASS C SHARES
                                              -------------------    -------------------    -------------------

NAME AND ADDRESS OF                           PERCENTAGE OWNED OF    PERCENTAGE OWNED OF    PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                    RECORD                  RECORD                RECORD
--------------------------------------        -------------------    -------------------    -------------------

Citigroup Global Markets House Account               13.23%                5.69%                5.05%
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
NY, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith
pFBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor                    6.43%                6.15%               30.65%
Jacksonville, FL 32246


Prudential Securities Inc.
FBO Mr. Donald Ellis & Ms. Janice
Burrows Ellis                                           --                   --                 5.21%
64 Walnut Circle
Basking Ridge, NJ 07920-1020


[AIM GLOBAL ENERGY FUND]

                                                 CLASS A SHARES        CLASS B SHARES          CLASS C SHARES
                                              -------------------    -------------------    -------------------

NAME AND ADDRESS OF                           PERCENTAGE OWNED OF    PERCENTAGE OWNED OF    PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                     RECORD                RECORD                   RECORD
--------------------------------------        -------------------    -------------------    -------------------

Merrill Lynch Pierce Fenner & Smith                      5.13%                    14.01%               12.71%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

                                                 CLASS A SHARES        CLASS B SHARES          CLASS C SHARES
                                              -------------------    -------------------    -------------------

NAME AND ADDRESS OF                           PERCENTAGE OWNED OF    PERCENTAGE OWNED OF    PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                     RECORD                RECORD                   RECORD
--------------------------------------        -------------------    -------------------    -------------------

Pershing LLC
P.O. Box 2052                                            5.30%                       --                   --
Jersey City, NJ 07303-2052

[AIM GLOBAL FINANCIAL SERVICES FUND]

                                                 CLASS A SHARES            CLASS B SHARES            CLASS C SHARES
                                              --------------------       -------------------      -------------------

NAME AND ADDRESS OF                            PERCENTAGE OWNED OF       PERCENTAGE OWNED OF      PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                     RECORD                    RECORD                    RECORD
--------------------------------------        --------------------       -------------------      -------------------

Citigroup Global Markets House Account                  5.52%                  8.62%                  7.67%
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                               9.93%                  8.34%                 16.94%
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246


AIM GLOBAL HEALTH CARE FUND

                                                 CLASS A SHARES            CLASS B SHARES            CLASS C SHARES
                                              --------------------       -------------------      -------------------

NAME AND ADDRESS OF                            PERCENTAGE OWNED OF       PERCENTAGE OWNED OF      PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                     RECORD                    RECORD                    RECORD
--------------------------------------        --------------------       -------------------      -------------------

Citigroup Global Markets House Account                  7.77%                  7.11%                  5.68%
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                               8.23%                  6.83%                 13.39%
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

[AIM GLOBAL SCIENCE AND TECHNOLOGY FUND]

                                                 CLASS A SHARES            CLASS B SHARES            CLASS C SHARES
                                              --------------------       -------------------      -------------------

NAME AND ADDRESS OF                            PERCENTAGE OWNED OF       PERCENTAGE OWNED OF      PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                     RECORD                    RECORD                    RECORD
---------------------------------------       --------------------       -------------------      -------------------

Citigroup Global Markets House Account                9.63%                     9.83%                    5.74%
Attn: Cindy Tempesta, 7th Floor
333 West 34th Street
New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                             6.03%                     5.12%                    9.73%
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

AIM LIBRA FUND

                                              CLASS A SHARES             CLASS B SHARES            CLASS C SHARES
                                           --------------------        -------------------      -------------------

NAME AND ADDRESS OF                        PERCENTAGE OWNED OF         PERCENTAGE OWNED OF      PERCENTAGE OWNED OF
PRINCIPAL HOLDER                                  RECORD                      RECORD                    RECORD
-----------------------------------        --------------------        -------------------      -------------------

Charles T. Bauer                                    19.28%(1)                    --                    --
c/o AIM Management Group Inc.
11 Greenway Plaza, Suite 100
Houston, TX 77046-1113

Merrill Lynch Pierce Fenner & Smith
FBO The Sole Benefit of Customers
Attn: Fund Administration                           29.39%                       --                 81.03%
4800 Deer Lake Dr. East, 2nd Floor
Jacksonville, FL 32246

Jonathan C. Schoolar
6640 Dogwood Creek                                   5.20%(1)                    --                    --
Austin, TX 78746-1318

(1)      Owned of record and beneficially

AIM TRIMARK ENDEAVOR FUND, AIM TRIMARK FUND AND AIM TRIMARK SMALL COMPANIES FUND

AIM provided the initial capitalization of each Fund and, accordingly, as of the date of this Statement of Additional Information, owned more than 25% of the issued and outstanding shares of each Fund and therefore could be deemed to "control" each Fund as that term is defined in the 1940 Act. It is anticipated that after commencement of the public offering of each Fund's shares, AIM will cease to control each Fund for purposes of the 1940 Act.

MANAGEMENT OWNERSHIP

As of August 8, 2003, the trustees and officers as a group owned less than 1% of the outstanding shares of each class of each Fund, except that the trustees and officers as a group owned 3.27% of Class A shares of AIM Libra Fund.

                                     PART C

                                OTHER INFORMATION




Item 23.           Exhibits
--------           --------

a            -     (a) Amended and Restated Agreement and Declaration of Trust
                   of Registrant, dated May 15, 2002.(8)



             - (b) Amendment No. 1, dated May 15, 2002,(effective as of July 1, 2002), to Amended and Restated Agreement and Declaration of Trust of Registrant.(8)


             - (c) Amendment No. 2, dated August 8, 2002, to Amended and Restated Agreement and Declaration of Trust of Registrant.(8)

             - (d) Amendment No. 3, dated September 23, 2002, to Amended and Restated Agreement and Declaration of Trust of Registrant.(9)


             - (e) Amendment No. 4, dated February 6, 2003 (effective as of February 28, 2002), to Amended and Restated Agreement and Declaration of Trust of Registrant.(9)



                   (f) Amendment No. 5, dated June 11, 2003, to Amended and Restated Agreement and Declaration of Trust of
                   Registrant.(10)



                   (g) Amendment No. 6, dated June 23, 2003, to Amended and Restated Agreement and Declaration of Trust of
                   Registrant.(10)



                   (h) Amendment No. 7, dated June 11, 2003, to Amended and Restated Agreement and Declaration of Trust of
                   Registrant.(10)



                   (i) Form of Amendment No. 8, dated ____, 2003, to Amended and Restated Agreement and Declaration of Trust of
                   Registrant.(10)



b            -     Amended and Restated By-Laws of Registrant, adopted effective
                   May 15, 2002.(8)



c            -     Articles II, VI, VII, VIII and IX of the Amended and Restated
                   Agreement and Declaration of Trust, as amended, and Articles
                   IV, V and VI, of the Amended and Restated By-Laws, as previously filed, define rights of holders of shares.



d            -     (a) Master Investment Advisory Agreement, dated September 11,
                   2000, between Registrant and A I M Advisors, Inc.(5)


             - (b) Amendment No. 1, dated September 1, 2001, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(6)

             - (c) Amendment No. 2, dated December 28, 2001, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(7)

             - (d) Amendment No. 3, dated July 1, 2002, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(8)

             - (e) Amendment No. 4, dated September 23, 2002, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(9)

             - (f) Amendment No. 5, dated November 1, 2002, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(9)


             - (g) Amendment No. 6, dated February 28, 2003, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(9)



                   (h) Amendment No. 7, dated June 23, 2003, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(10)



                   (i) Form of Amendment No. 8, dated ____, 2003, to the Master Investment Advisory Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(10)



                   (j) Form of Master Intergroup Sub-Advisory Contract for Mutual Funds, dated ______, 2003, between A I M Advisors, Inc. and A I M Funds Management Inc.(10)


e   (1)      -     (a) First Amended and Restated Master Distribution Agreement,
                   dated July 1, 2000, between Registrant (on behalf of its Class A and Class C Shares) and A I M Distributors, Inc.(5)

             - (b) Amendment No. 1, dated September 10, 2001, to the First Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of its Class A and Class C Shares) and A I M Distributors, Inc.(6)

             - (c) Amendment No. 2, dated December 28, 2001, to the First Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of its Class A and Class C Shares) and A I M Distributors, Inc.(7)

             - (d) Amendment No. 3, dated July 1, 2002, to the First Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of its Class A and Class C Shares) and A I M Distributors, Inc.(8)

             - (e) Amendment No. 4, dated September 23, 2002, to the First Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of its Class A and Class C Shares) and A I M Distributors, Inc.(9)

             - (f) Amendment No. 5, dated November 1, 2002, to the First Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of its Class A and Class C Shares) and A I M Distributors, Inc.(9)

             - (g) Amendment No. 6, dated February 28, 2003, to the First Amended and Restated Master Distribution Agreement, dated July 1, 2000, between Registrant (on behalf of its Class A and Class C Shares) and A I M Distributors, Inc.( 9)


                   (h) Amendment No. 7, dated June 23, 2003, to the First Amended and Restated Master Distribution Agreement, dated July 1, 2003, between Registrant (on behalf of its Class A and Class C shares) and A I M Distributors, Inc.(10)

                   (i) Form of Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated ____, 2003, between Registrant and A I M Distributors, Inc.(10)

                   (j) Form of Amendment No. [1], dated ____, 2003, to the Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated _______, 2003, between Registrant and A I M Distributors, Inc.(10)


    (2)      -     (a) First Amended and Restated Master Distribution Agreement,
                   dated December 31, 2000, between Registrant (on behalf of its Class B Shares) and A I M Distributors, Inc.(5)

             - (b) Amendment No. 1, dated September 10, 2001, to the First Amended and Restated Master Distribution Agreement, dated December 31, 2000, between Registrant (on behalf of its Class B Shares) and A I M Distributors, Inc.(6)

             - (c) Amendment No. 2, dated December 28, 2001, to the First Amended and Restated Master Distribution Agreement, dated December 31, 2000, between Registrant (on behalf of its Class B Shares) and A I M Distributors, Inc.(7)

             - (d) Amendment No. 3, dated July 1, 2002, to the First Amended and Restated Master Distribution Agreement, dated December 31, 2000, between Registrant (on behalf of its Class B Shares) and A I M Distributors, Inc.(8)

             - (e) Amendment No. 4, dated September 23, 2002, to the First Amended and Restated Master Distribution Agreement, dated December 31, 2000, between Registrant (on behalf of its Class B Shares) and A I M Distributors, Inc.(9)

             - (f) Amendment No. 5, dated November 1, 2002, to the First Amended and Restated Master Distribution Agreement, dated December 31, 2000, between Registrant (on behalf of its Class B Shares) and A I M Distributors, Inc.(9)

             - (g) Amendment No. 6, dated February 28, 2003, to the First Amended and Restated Distribution Agreement, dated December 31, 2000, between Registrant (on behalf of its Class B Shares) and A I M Distributors, Inc.(9)


                   (h) Amendment No. 7, dated June 23, 2003, to the First Amended and Restated Master Distribution Agreement, dated December 31, 2000, between Registrant (on behalf of its Class B shares) and A I M Distributors, Inc.(10)



                   (i) Form of Amended and Restated Master Distribution Agreement (Class B shares) dated ____, 2003, between Registrant and A I M Distributors, Inc.(10)



                   (j) Form of Amendment No. [1], dated ____, 2003, to the Amended and Restated Master Distribution Agreement (Class B shares), dated _____, 2003, between Registrant and A I M Distributors, Inc.(10)


    (3)      -     Form of Selected Dealer Agreement between A I M Distributors,
                   Inc. and selected dealers.(5)

    (4)      -     Form of Bank Selling Group Agreement between A I M
                   Distributors, Inc. and banks.(3)


f   (1)      -     AIM Funds Retirement Plan for Eligible Directors/Trustees, as
                   restated October 1, 2001.(7)

    (2)      -     Form of AIM Funds Director Deferred Compensation Agreement,
                   as amended, March 7, 2000, September 28, 2001 and September
                   26, 2002.(9)


g   (1)      -     (a) Master Custodian Contract, dated May 1, 2000, between
                   Registrant and State Street Bank and Trust Company.(5)


             - (b) Amendment, dated May 1, 2000, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(5)



             - (c) Amendment, dated June 29, 2001, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(7)



             - (d) Amendment, dated April 2, 2002, to the Master Custodian Contract, dated May 1, 2000, between Registrant and State Street Bank and Trust Company.(8)


    (2)      -     (a) Subcustodian Agreement, dated September 9, 1994, between
                   Registrant, Texas Commerce Bank National Association, State
                   Street Bank and Trust Company and A I M Fund Services,
                   Inc.(6)


             - (b) Amendment No. 1, dated October 2, 1998, to the Subcustodian Agreement, dated September 9, 1994, between Registrant, Chase Bank of Texas, N.A. (formerly Texas Commerce Bank National Association), State Street Bank and Trust Company and A I M Fund Services, Inc.(6)



             - (c) Amendment No. 2, dated March 15, 2002, to the Subcustodian Agreement, dated September 9, 1994, between Registrant, JPMorgan Chase Bank (formerly Chase Bank of Texas, N.A., State Street Bank and Trust Company and A I M Fund Services, Inc.(8)


    (3)      -     Subcustodian Agreement, dated January 20, 1993, between State
                   Street Bank and Trust Company and The Bank of New York.(7)


    (4)      -     Foreign Assets Delegation Agreement, dated May 31, 2002,
                   between Registrant and A I M Advisors, Inc.(7)


h   (1)      -     (a) Transfer Agency and Service Agreement, dated September 8,
                   1998, between Registrant and A I M Fund Services, Inc.(2)

             - (b) Amendment No. 1, dated March 1, 1999, to Transfer Agency and Service Agreement, dated September 8, 1998, between Registrant and A I M Fund Services, Inc.(4)

             - (c) Amendment No. 2, dated July 1, 1999, to Transfer Agency and Service Agreement, dated September 8, 1998, between Registrant and A I M Fund Services, Inc.(4)

             - (d) Amendment No. 3, dated July 1, 1999, to Transfer Agency and Service Agreement, dated September 8, 1998, between Registrant and A I M Fund Services, Inc.(4)

             - (e) Amendment No. 4, dated February 11, 2000, to Transfer Agency and Service Agreement, dated September 8, 1998, between Registrant and A I M Fund Services, Inc.(4)

             - (f) Amendment No. 5, dated July 1, 2000, to the Transfer Agency and Service Agreement, dated September 8, 1998, between Registrant and A I M Fund Services, Inc.(5)

             - (g) Amendment No. 6, dated March 4, 2002, to Transfer Agency and Service Agreement, dated September 8, 1998, between Registrant and A I M Fund Services, Inc.(8)


                   (h) Amendment No. 7, dated May 14, 2003, to the Transfer Agency and Service Agreement, dated September 8, 1998, between Registrant and A I M Fund Services, Inc.(10)



                   (i) Amendment No. 8, dated June 11, 2003, to the Transfer Agency and Service Agreement, dated September 8, 1998, between Registrant and A I M Fund Services, Inc.(10)



    (2)      -     (a) Master Administrative Services Agreement, dated September
                   11, 2000, between Registrant and A I M Advisors, Inc.(5)


             - (b) Amendment No. 1, dated September 1, 2001, to the Master Administrative Services Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(6)

             - (c) Amendment No. 2, dated December 28, 2001, to the Master Administrative Services Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(7)

             - (d) Amendment No. 3, dated July 1, 2002, to the Master Administrative Services Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(8)

             - (e) Amendment No. 4, dated September 23, 2002, to the Master Administrative Services Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(9)

             - (f) Amendment No. 5, dated November 1, 2002, to the Master Administrative Services Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(9)

             - (g) Amendment No. 6, dated February 28, 2003, to the Master Administrative Services Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(9)


                   (h) Amendment No. 7, dated June 23, 2003, to the Master Administrative Services Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(10)



                   (i) Form of Amendment No. 8, dated ____, 2003, to the Master Administrative Services Agreement, dated September 11, 2000, between Registrant and A I M Advisors, Inc.(10)



    (3)      -     Memorandum of Agreement, regarding securities lending, dated
                   September 1, 2000, between Registrant (on behalf of all
                   Funds) and A I M Advisors, Inc.(7)



    (4)      -     Memorandum of Agreement, regarding expense limitations, dated
                   July 1, 2003,
                   between Registrant (on behalf of AIM Developing Markets Fund,
                   [AIM Global Energy Fund] and [AIM Global Science and
                   Technology Fund)] and A I M Advisors, Inc.(10)



    (5)      -     Interfund Loan Agreement, dated September 18, 2001, between
                   Registrant and A I M Advisors, Inc.(6)



i            -     Opinion and Consent of Ballard Spahr Andrews & Ingersoll,
                   LLP.*



j            -     Consent of PricewaterhouseCoopers LLP.(10)


k            -     Financial Statements - None.


l   (1)      -     Agreement Concerning Initial Capitalization of Registrant's
                   AIM Libra Fund, dated October 31, 2002.(9)



    (2)      -     Form of Agreement Concerning Initial Capitalization of
                   Registrant's AIM Trimark Endeavor Fund, AIM Trimark Fund and
                   AIM Trimark Small Companies Fund dated ____, 2003.(10)


m   (1)      -     (a) Second Amended and Restated Master Distribution Plan of
                   Registrant, effective as of July 1, 2000, with respect to Class A and Class C Shares.(5)

             - (b) Amendment No. 1, dated September 10, 2001, to Registrant's Second Amended and Restated Master Distribution Plan on behalf of its Class A and Class C Shares.(6)

             - (c) Amendment No. 2, dated December 28, 2001, to Registrant's Second Amended and Restated Master Distribution Plan on behalf of its Class A and Class C Shares.(7)

             - (d) Amendment No. 3, dated July 1, 2002, to Registrant's Second Amended and Restated Master Distribution Plan on behalf of its Class A and Class C Shares.(8)

             - (e) Amendment No. 4, dated September 23, 2002, to Registrant's Second Amended and Restated Master Distribution Plan on behalf of its Class A and Class C Shares.(9)

             - (f) Amendment No. 5, dated November 1, 2002, to Registrant's Second Amended and Restated Master Distribution Plan on behalf of its Class A and Class C Shares.(9)

             - (g) Amendment No. 6, dated February 28, 2003, to Registrant's Second Amended and Restated Master Distribution Plan on behalf of its Class A and Class C Shares.(9)


                   (h) Amendment No. 7, dated June 23, 2003, to Registrant's Second Amended and Restated Master Distribution Plan on behalf of its Class A and Class C shares.(10)



                   (i) Form of Amended and Restated Master Distribution Plan (Class A Shares), effective as of August 18, 2003.(10)



                   (j) Form of Amendment No. [1], dated ______, 2003, to Registrant's Amended and Restated Master Distribution Plan (Class A Shares).(10)

    (2)      -     (a) First Amended and Restated Master Distribution Plan,
                   effective as of December 31, 2000, with respect to Class B
                   Shares.(5)

             - (b) Amendment No. 1, dated September 10, 2001, to Registrant's First Amended and Restated Master Distribution Plan on behalf of its Class B Shares.(6)

             - (c) Amendment No. 2, dated December 28, 2001, to Registrant's First Amended and Restated Master Distribution Plan on behalf of its Class B Shares.(7)

             - (d) Amendment No. 3, dated July 1, 2002, to Registrant's First Amended and Restated Master Distribution Plan on behalf of its Class B Shares.(8)

             - (e) Amendment No. 4, dated September 23, 2002, to Registrant's First Amended and Restated Master Distribution Plan on behalf of its Class B Shares.(9)

             - (f) Amendment No. 5, dated November 1, 2002, to Registrant's First Amended and Restated Master Distribution Plan on behalf of its Class B Shares.(9)

             - (g) Amendment No. 6, dated February 28, 2003, to Registrant's First Amended and Restated Master Distribution Plan on behalf of its Class B Shares.(9)


                   (h) Amendment No. 7, dated June 23, 2003, to the Registrant's First Amended and Restated Master Distribution Plan on behalf of its Class B shares.(10)



                   (i) Form of Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature), effective as of August 18, 2003.(10)



                   (j) Form of Amendment No. [1], dated ____, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization Feature).(10)



    (3)      -     (a) Form of Amended and Restated Master Distribution Plan
                   (Class C Shares), effective as of August 18, 2003.(10)



             - (b) Form of Amendment No. [1], dated ____, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares).(10)



    (4)      -     (a) Form of Amended and Restated Master Distribution Plan
                   (Class R shares), effective as of August 18, 2003.(10)



             - (b) Form of Amendment No. [1], dated _____, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class R Shares).(10)



    (5)      -     Form of Master Related Agreement to Amended and Restated
                   Master Distribution Plan (Class A Shares).(10)



    (6)      -     Form of Master Related Agreement to Amended and Restated
                   Master Distribution Plan (Class C Shares).(10)



    (7)      -     Form of Master Related Agreement to Amended and Restated
                   Master Distribution Plan (Class R Shares).(10)



n   (1)      -     Second Amended and Restated Multiple Class Plan of The AIM
                   Family of Funds--Registered Trademark--, effective December
                   12, 2001, as amended and restated October 31, 2002.(9)

    (2)      -     Third Amended and Restated Multiple Class Plan of The AIM
                   Family of Funds(R), effective December 12, 2001, as amended and restated March 4, 2002, as amended and restated October
                   31, 2002, as further amended and restated effective July 21, 2003.(10)



    (3)      -     Fourth Amended and Restated Multiple Class Plan of The AIM
                   Family of Funds(R), effective December 12, 2001, as amended and restated March 4, 2002, as amended and restated October
                   31, 2002, as further amended and restated effective July 21, 2003 and as further amended and restated effective August 18, 2003.(10)


o            -     Reserved.


p   (1)      -     A I M Management Group Inc. Code of Ethics, adopted May 1,
                   1981, as last amended June 13, 2003, relating to A I M
                   Management Group Inc. and A I M Advisors, Inc. and its wholly owned and indirect subsidiaries.(10)


    (2)      -     Code of Ethics of Registrant, effective September 28,
                   2000.(5)

-----------
    (1)      Incorporated herein by reference to PEA No. 55, filed on August 26,
             1998.

    (2) Incorporated herein by reference to PEA No. 56, filed on December 30, 1998.

    (3) Incorporated herein by reference to PEA No. 57, filed on February 22, 1999.

    (4) Incorporated herein by reference to PEA No. 58, filed on February 24, 2000.

    (5) Incorporated herein by reference to PEA No. 59, filed on February 28, 2001.

    (6)      Incorporated herein by reference to PEA No. 60, filed on October
             12, 2001.

    (7)      Incorporated herein by reference to PEA No. 61, filed on January
             30, 2002.

    (8)      Incorporated herein by reference to PEA No. 62, filed on August
             14, 2002.


    (9) Incorporated herein by reference to PEA No. 63, filed on February 20, 2003.



    (10)     Filed herewith electronically.



    *        To be filed by amendment.


Item 24.           Persons Controlled by or Under Common Control With the Fund

             None.

Item 25.           Indemnification

             The Registrant's Amended and Restated Agreement and Declaration of Trust, dated May 15, 2002, as amended, provides, among other things
             (i) that trustees and officers of the Registrant, when acting as such, shall not be personally liable for any act, omission or obligation of the Registrant or any trustee or officer (except for liabilities to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duty); (ii) for the indemnification by the Registrant of the trustees, officers, employees and agents of the Registrant to the fullest extent permitted by the Delaware Statutory Trust Act and Bylaws and other applicable law; (iii) that shareholders of the Registrant shall not be personally liable for the debts, liabilities, obligations or expenses of the Registrant or any portfolio or class; and (iv) for the indemnification by the Registrant, out of the assets belonging to the applicable portfolio, of shareholders and former shareholders of the Registrant in case they are held personally liable solely by reason of being or having been shareholders of the Registrant or any portfolio or class and not because of their acts or omissions or for some other reason.

             A I M Advisors, Inc. ("AIM"), the Registrant and other investment companies managed by AIM and their respective officers, trustees, directors and employees (the "Insured Parties") are insured under a joint Mutual Fund and Investment Advisory Professional and Directors and Officers Liability Policy, issued by ICI Mutual Insurance Company, with a $35,000,000 limit of liability.

             Section 16 of the Master Investment Advisory Agreement between the Registrant and AIM provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of AIM or any of its officers, directors or employees, that AIM shall not be subject to liability to the Registrant or to any series of the Registrant, or to any shareholder of any series of the Registrant for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Any liability of AIM to any series of the Registrant shall not automatically impart liability on the part of AIM to any other series of the Registrant. No series of the Registrant shall be liable for the obligations of any other series of the Registrant.

             Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in connection with the successful defense of any action suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy, as expressed in the Act and be governed by final adjudication of such issue.


             Section 7 of the Master Intergroup Sub-Advisory Contract for Mutual Funds between AIM and AIM Funds Management Inc. (the "Sub-Advisory Contract") provides that the Sub-advisor shall not be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by any series of the Registrant or the Registrant in connection with the matters to which the Sub-Advisory Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-advisor in the performance by the Sub-advisor of its duties or from reckless disregard by the Sub-advisor of its obligations and duties under the Sub-Advisory Contract.


Item 26.           Business and Other Connections of Investment Advisor


             The only employment of a substantial nature of the Advisor's directors and officers is with the Advisor and its affiliated companies. Reference is also made to the caption "Fund Management - The Advisor" of the Prospectus which comprises Part A of the Registration Statement, and to the caption "Investment Advisory and Other Services" of the Statement of Additional Information which comprises Part B of the Registration Statement, and to Item 27(b) of this Part C.

Item 27.           Principal Underwriters

(a) A I M Distributors, Inc., the Registrant's principal underwriter, also acts as a principal underwriter to the following investment companies:


             AIM Advisor Funds                         INVESCO Bond Funds, Inc.
             AIM Equity Funds                          INVESCO Combination Stock & Bond Funds, Inc.
             AIM Floating Rate Fund                    INVESCO Counselor Series Funds, Inc.
             AIM Funds Group                           INVESCO International Funds, Inc.
             AIM Growth Series                         INVESCO Manager Series Funds, Inc.
             AIM International Funds, Inc.             INVESCO Money Market Funds, Inc.
             AIM Investment Securities Funds           INVESCO Sector Funds, Inc.
             AIM Series Trust                          INVESCO Stock Funds, Inc.
             AIM Special Opportunities Funds
             AIM Summit Fund
             AIM Tax-Exempt Funds
             AIM Variable Insurance Funds



(b) The following table sets forth information with respect to each director, officer or partner of A I M Distributors, Inc.




Name and Principal                            Position and Officers with                Positions and Offices
Business Address*                                     Underwriter                          with Registrant
------------------                            ---------------------------               ---------------------
Michael J. Cemo                          Chairman, Director, President and      None
                                         Chief Executive Officer

Mark H. Williamson                       Director                               Trustee and Executive Vice President

Gary T. Crum                             Director                               Senior Vice President

Gene L. Needles                          President                              None

James L. Salners                         Executive Vice President               None

John S. Cooper                           Senior Vice President                  None

Marilyn M. Miller                        Senior Vice President                  None

Leslie A. Schmidt                        Senior Vice President                  None

James E. Stueve                          Senior Vice President                  None

Stephen H. Bitteker                      First Vice President                   None

Glenda A. Dayton                         First Vice President                   None

Gary K. Wendler                          First Vice President                   None

Kevin M. Carome                          Vice President                         Senior Vice President

Mary A. Corcoran                         Vice President                         None

Sidney M. Dilgren                        Vice President                         None

Tony D. Green                            Vice President                         None

Name and Principal                            Position and Officers with                Positions and Offices
Business Address*                                     Underwriter                          with Registrant
------------------                            ---------------------------               ---------------------
Dawn M. Hawley                           Vice President & Treasurer             None

Ofelia M. Mayo                           Vice President, General Counsel &      Assistant Secretary
                                         Assistant Secretary

Kim T. McAuliffe                         Vice President                         None

Linda L. Warriner                        Vice President                         None

Rebecca Starling-Klatt                   Assistant Vice President & Chief       None
                                         Compliance Officer

Kathleen J. Pflueger                     Secretary                              Assistant Secretary


----------
*            11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

(c)          None.

Item 28.           Location of Accounts and Records

             A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, will maintain physical possession of each such account, book or other document of the Registrant at its principal executive offices, except for those maintained by the Registrant's Custodian, State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, and the Registrant's Transfer Agent and Dividend Paying Agent, A I M Fund Services, Inc., P.O. Box 4739, Houston, Texas 77210-4739.

Item 29.           Management Services

             None.

Item 30.           Undertakings

             Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Houston, Texas on the 20th day of August, 2003.

                            REGISTRANT:    AIM INVESTMENT FUNDS

                                   By:     /s/ ROBERT H. GRAHAM
                                           -------------------------------------
                                           Robert H. Graham, President

         Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

                  SIGNATURES                                            TITLE                              DATE
                  ----------                                            -----                              ----
            /s/ ROBERT H. GRAHAM                            Chairman, Trustee & President             August 20, 2003
          --------------------------                       (Principal Executive Officer)
             (Robert H. Graham)

              /s/ FRANK S. BAYLEY                                      Trustee                        August 20, 2003
          --------------------------
              (Frank S. Bayley)

             /s/ BRUCE L. CROCKETT                                     Trustee                        August 20, 2003
          --------------------------
               (Bruce L. Crockett)

              /s/ ALBERT R. DOWDEN                                     Trustee                        August 20, 2003
          --------------------------
               (Albert R. Dowden)

            /s/ EDWARD K. DUNN, JR.                                    Trustee                        August 20, 2003
          --------------------------
              (Edward K. Dunn, Jr.)

              /s/ JACK M. FIELDS                                       Trustee                        August 20, 2003
          --------------------------
                (Jack M. Fields)

              /s/ CARL FRISHLING                                       Trustee                        August 20, 2003
          --------------------------
                (Carl Frischling)

            /s/ PREMA MATHAI-DAVIS                                     Trustee                        August 20, 2003
          --------------------------
              (Prema Mathai-Davis)

             /s/ LEWIS F. PENNOCK                                      Trustee                        August 20, 2003
          --------------------------
               (Lewis F. Pennock)

              /s/ RUTH H. QUIGLEY                                      Trustee                        August 20, 2003
          --------------------------
               (Ruth H. Quigley)

              /s/ LOUIS S. SKLAR                                       Trustee                        August 20, 2003
          --------------------------
               (Louis S. Sklar)

            /s/ MARK H. WILLIAMSON                                     Trustee                        August 20, 2003
          --------------------------                          Executive Vice President
             (Mark H. Williamson)

           /s/ DANA R. SUTTON                                Vice President & Treasurer               August 20, 2003
          --------------------------                          (Principal Financial and
               (Dana R. Sutton)                                  Accounting Officer)

                                      INDEX

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
a(f)     Amendment No. 5, dated June 11, 2003, to Amended and Restated Agreement and Declaration of Trust of Registrant

a(g) Amendment No. 6, dated June 23, 2003, to Amended and Restated Agreement and Declaration of Trust of Registrant

a(h) Amendment No. 7, dated June 11, 2003, to Amended and Restated Agreement and Declaration of Trust of Registrant

a(i)     Form of Amendment No. 8, dated ____, 2003, to Amended and Restated
         Agreement and Declaration of Trust of Registrant

d(h)     Amendment No. 7, dated June 23, 2003, to the Master Investment Advisory
         Agreement, dated September 11, 2000, between Registrant and A I M
         Advisors, Inc.

d(i)     Form of Amendment No. 8, dated ____, 2003, to the Master Investment
         Advisory Agreement, dated September 11, 2000, between Registrant and
         A I M Advisors, Inc.

d(j)     Form of Master Intergroup Sub-Advisory Contract for Mutual Funds, dated
         ______, 2003, between A I M Advisors, Inc. and A I M Funds Management
         Inc.

e(1)(h)  Amendment No. 7, dated June 23, 2003, to the First Amended and Restated
         Master Distribution Agreement, dated July 1, 2003, between Registrant
         (on behalf of its Class A and Class C shares) and A I M Distributors,
         Inc.

e(1)(i) Form of Amended and Restated Master Distribution Agreement (all Classes of Shares except Class B shares), dated ____, 2003, between Registrant and A I M Distributors, Inc.

e(1)(j)  Form of Amendment No. 1, dated ____, 2003, to the Amended and Restated
         Master Distribution Agreement (all Classes of Shares except Class B shares), dated _______, 2003, between Registrant and A I M
         Distributors, Inc.

e(2)(h)  Amendment No. 7, dated June 23, 2003, to the First Amended and Restated
         Master Distribution Agreement, dated December 31, 2000, between
         Registrant (on behalf of its Class B shares) and A I M Distributors,
         Inc.

e(2)(i) Form of Amended and Restated Master Distribution Agreement (Class B shares) dated ____, 2003, between Registrant and A I M Distributors,
         Inc.

e(2)(j)  Form of Amendment No. 1, dated ____, 2003, to the Amended and Restated
         Master Distribution Agreement (Class B shares), dated _____, 2003, between Registrant and A I M Distributors, Inc.

h(1)(h)  Amendment No. 7, dated May 14, 2003, to the Transfer Agency and Service
         Agreement, dated September 8, 1998, between Registrant and A I M Fund
         Services, Inc.

                                     INDEX


EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
h(1)(i)  Amendment No. 8, dated June 11, 2003, to the Transfer Agency and
         Service Agreement, dated September 8, 1998, between Registrant and
         A I M Fund Services, Inc.

h(2)(h)  Amendment No. 7, dated June 23, 2003, to the Master Administrative
         Services Agreement, dated September 11, 2000, between Registrant and
         A I M Advisors, Inc.

h(2)(i)  Form of Amendment No. 8, dated ____, 2003, to the Master Administrative
         Services Agreement, dated September 11, 2000, between Registrant and
         A I M Advisors, Inc.

h(4) Memorandum of Agreement, regarding expense limitations, dated July 1, 2003, between Registrant (on behalf of AIM Developing Markets Fund,
         [AIM Global Energy Fund] and [AIM Global Science and Technology Fund)] and A I M Advisors, Inc.

j        Consent of PricewaterhouseCoopers LLP

l(2)     Form of Agreement Concerning Initial Capitalization of Registrant's AIM
         Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies
         Fund dated ____, 2003

m(1)(h) Amendment No. 7, dated June 23, 2003, to Registrant's Second Amended and Restated Master Distribution Plan on behalf of its Class A and Class C shares

m(1)(i) Form of Amended and Restated Master Distribution Plan (Class A Shares), effective as of August 18, 2003

m(1)(j) Form of Amendment No. 1, dated ______, 2003, to Registrant's Amended and Restated Master Distribution Plan (Class A Shares)

m(2)(h) Amendment No. 7, dated June 23, 2003, to the Registrant's First Amended and Restated Master Distribution Plan on behalf of its Class B shares

m(2)(i)  Form of Amended and Restated Master Distribution Plan (Class B Shares)
         (Securitization Feature), effective as of August 18, 2003

m(2)(j) Form of Amendment No. 1, dated ____, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class B Shares) (Securitization
         Feature)

m(3)(a) Form of Amended and Restated Master Distribution Plan (Class C Shares), effective as of August 18, 2003

m(3)(b) Form of Amendment No. 1, dated ____, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class C Shares)

m(4)(a) Form of Amended and Restated Master Distribution Plan (Class R shares), effective as of August 18, 2003

m(4)(b) Form of Amendment No. 1, dated _____, 2003, to the Registrant's Amended and Restated Master Distribution Plan (Class R Shares)

EXHIBIT
NUMBER   DESCRIPTION
-------  -----------
m(5)     Form of Master Related Agreement to Amended and Restated Master
         Distribution Plan (Class A Shares)

m(6)     Form of Master Related Agreement to Amended and Restated Master
         Distribution Plan (Class C Shares)

m(7)     Form of Master Related Agreement to Amended and Restated Master
         Distribution Plan (Class R Shares)

n(2)     Third Amended and Restated Multiple Class Plan of The AIM Family of
         Funds(R) effective December 12, 2001, as amended and restated March 4,
         2002, as amended and restated October 31, 2002, as further amended and restated effective July 21, 2003

n(3)     Fourth Amended and Restated Multiple Class Plan of The AIM Family of
         Funds(R) effective December 12, 2001, as amended and restated March 4,
         2002, as amended and restated October 31, 2002, as further amended and restated effective July 21, 2003 and as further amended and restated effective August 18, 2003

p(1) A I M Management Group Inc. Code of Ethics, adopted May 1, 1981, as last amended June 13, 2003, relating to A I M Management Group Inc. and
         A I M Advisors, Inc. and its wholly owned and indirect subsidiaries